Delaware Life
Variable Account F – Regatta

Financial Statements as of and for the Year Ended December 31, 2020 and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company) Index
December 31, 2020

Page(s)

Report of Independent Registered Public Accounting Firm	1-4

Financial Statements

Statements of Assets and Liabilities	5-12

Statements of Operations	13-69

Statements of Changes in Net Assets	70-137

Notes to the Financial Statements	138-171

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F - Regatta indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F - Regatta as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5) (1)	MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1) (1)

AB VPS International Value Portfolio (Class B) Sub-Account (A98) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3) (1)

AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74) (1)	MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4) (1)

American Funds Growth Fund - Class 4 Sub-Account (AP0) (1)	MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5) (1)

American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1) (1)	MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6) (1)

American Funds International Fund - Class 4 Sub-Account (AQ2) (1)	MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7) (1)

American Funds IS Asset Allocation - Class 4 Sub-Account (AS3) (1)	MFS VIT II Global Research Portfolio I Class Sub-Account (MC8) (1)

American Funds IS Global Growth - Class 4 Sub-Account (AS6) (1)	MFS VIT II Global Research Portfolio S Class Sub-Account (MC9) (1)

American Funds New World Fund - Class 4 Sub-Account (AQ3) (1)	MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0) (1)

American Funds IS Global Balanced - Class 4 Sub-Account (AX1) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92) (1)

BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59) (1)	MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90) (1)	MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98) (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT II International Intrinsic Value Portfolio Service Class Sub-Account (M93) (1)

Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub-Account (C91) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)

Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88) (1)	MFS U.S. Government Money Market Portfolio Service Class Sub-Account (MD9) (1)

Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9) (1)	MFS VIT II Research International Portfolio I Class Sub-Account (ME2) (1)

Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	MFS VIT II Income Portfolio I Class Sub-Account (MA5) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	MFS VIT II Income Portfolio S Class Sub-Account (MA7) (1)

First Trust/Dow Jones Div&Inc Alloc Port - Class 1 Sub-Account (F19) (2)	MFS VIT II Technology Portfolio I Class Sub-Account (ME4) (1)

Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)	MFS VIT II Technology Portfolio S Class Sub-Account (MA2) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-Account (MF3) (1)

Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) (1)	MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5) (1)

Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7) (1)

Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) (1)	MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9) (1)

Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0) (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1) (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8) (1)	MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2) (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9) (1)	MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4) (1)

Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6) (1)

Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0) (1)	MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7) (1)

Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub-Account (G03) (1)	Morgan Stanley Variable Insurance Fund, Inc. Global Franchise Portfolio, Class II Sub-Account (V45) (1)

Rational Trend Aggregation VA Fund Sub-Account (H24) (1)	Morgan Stanley Variable Insurance Fund, Inc Global Infrastructure - Class II Sub-Account (U43) (1)

Rational Insider Buying VA Fund Sub-Account (H32) (1)	Morgan Stanley Variable Insurance Fund, Inc Global Strategist Portfolio, Class II Sub-Account (U41) (1)

Invesco V.I. American Value Fund Series II Sub-Account (V35) (1)	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-Account (V44) (1)

Invesco V.I. Comstock Fund Series II Sub-Account (V13) (1)	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)

Invesco V.I. Core Plus Bond Fund - Series II Sub-Account (AB3) (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-Account (O19) (1)

Invesco V.I. Equity and Income Fund Series II Sub-Account (V11) (1)	Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub-Account (O23) (1)

Invesco V.I. International Growth Fund II Sub-Account (AC1) (1)	Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)

JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88) (1)	Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21) (1)

JPMorgan Insurance Trust Income Builder - Class 2 Sub-Account (JF0) (1)	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub-Account (O04) (1)

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94) (1)	PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2) (1)

Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (L11) (1)	PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08) (1)

Lazard Retirement Global Dynamic Multi Asset Portfolio Sub-Account (L42) (1)	PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0) (1)

Lord Abbett Series Fund - Bonds-Debenture Portfolio Sub-Account (L16) (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70) (1)

Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18) (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)

Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account (P20) (1)

MFS VIT Total Return Series Service Class Sub-Account (M35) (1)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class Sub-Account (PM5) (1)

MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)	PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class Sub-Account (PD6) (1)

MFS VIT I Growth Series Service Class Sub-Account (M80) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41) (1)	PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68) (1)

MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)	Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3) (1)

MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)	Putnam VT Equity Income Fund Class IB Sub-Account (P72) (1)

MFS VIT I Total Return Bond Series Service Class Sub-Account (M89) (1)	Putnam VT George Putnam Balanced Fun - Class IB Sub-Account (P88) (1)

MFS VIT I Research Series Service Class Sub-Account (M82) (1)	Putnam VT Global Asset Allocation Fund - Class IB Sub-Account (P93) (1)

MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)	Putnam VT Global Health Care Fund - Class IB Sub-Account (P89) (1)

MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)	Putnam VT Income Fund - Class IB Sub-Account (P95) (1)

MFS VIT I Value Series Initial Class Sub-Account (M83) (1)	Putnam VT Research Fund - Class IB Sub-Account (P79) (1)

MFS VIT I Value Series Service Class Sub-Account (M08) (1)	Wanger Select Fund Sub-Account (W41) (1)

MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)	Wanger USA Sub-Account (W42) (1)

MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)	Western Asset Variable Core Bond Plus II Sub-Account (W50) (1)

MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0) (1)
(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(2) Statement of operations and statement of changes in net assets for the period May 1, 2020 (commencement of operations) through December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account F - Regatta based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account F - Regatta in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account F - Regatta since 2013.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020

	Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	3,551,271	$37,062,501	$37,181,804	$—	$37,181,804	$—	$37,181,804
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	5,101,930	60,318,688	70,406,634	—	70,406,634	—	70,406,634
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	153,614	3,067,508	4,166,019	—	4,166,019	—	4,166,019
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	1,838,589	24,373,046	26,365,367	821	26,366,188	—	26,366,188
AB VPS Large Cap Growth (Class B) Sub-Account (AC4)	15,271	1,018,806	1,092,017	—	1,092,017	—	1,092,017
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	715,826	10,510,775	12,305,048	1,248	12,306,296	—	12,306,296
American Funds Growth Fund - Class 4 Sub-Account (AP0)	38,145	3,939,205	4,472,124	—	4,472,124	—	4,472,124
American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1)	9,022	424,325	487,112	—	487,112	—	487,112
American Funds International Fund - Class 4 Sub-Account (AQ2)	4,382	90,351	101,879	—	101,879	—	101,879
American Funds IS Asset Allocation - Class 4 Sub-Account (AS3)	75,421	1,864,137	1,965,479	—	1,965,479	—	1,965,479
American Funds IS Global Growth - Class 4 Sub-Account (AS6)	22,219	801,006	898,766	—	898,766	—	898,766
American Funds New World Fund - Class 4 Sub-Account (AQ3)	12,276	344,765	381,060	—	381,060	—	381,060
American Funds IS Global Balanced - Class 4 Sub-Account (AX1)	11,842	162,887	166,024	—	166,024	—	166,024
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	24,596,152	352,230,934	400,671,314	66,199	400,737,513	—	400,737,513
ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33) Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account	2,195	44,381	55,923	—	55,923	—	55,923
(C71)
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account	1,367	21,925	21,954	—	21,954	—	21,954
(C59)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account	2,493	41,433	73,499	—	73,499	—	73,499
(C60)	1,934,237	26,779,451	55,531,932	621	55,532,553	—	55,532,553
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	2,475	82,441	122,603	—	122,603	—	122,603
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90)	354,968	9,012,136	17,130,777	4,292	17,135,069	—	17,135,069
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account
(C58)
Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub-Account	313,446	3,810,669	4,416,458	—	4,416,458	—	4,416,458
(C91)	4,857	122,443	140,220	—	140,220	—	140,220
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	4,945,174	85,011,149	111,958,740	216	111,958,956	—	111,958,956
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	3,041,480	96,883,685	142,128,347	79,007	142,207,354	1	142,207,353
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	180,760	2,244,262	2,561,365	—	2,561,365	—	2,561,365
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	879,185	10,960,037	12,343,763	—	12,343,763	—	12,343,763
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,423,102	17,565,922	21,232,682	—	21,232,682	—	21,232,682
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,016,956	57,883,260	75,212,303	203	75,212,506	—	75,212,506
First Eagle Overseas Variable Fund Sub-Account (FE3)	8,294,553	211,686,295	212,174,663	—	212,174,663	51	212,174,612
First Trust/Dow Jones Div&Inc Alloc Port - Class 1 Sub-Account (F19)	6,751	93,139	101,734	—	101,734	—	101,734
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	1,678,702	13,438,287	19,540,086	293	19,540,379	—	19,540,379
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,389,926	71,591,878	71,578,213	3,878	71,582,091	—	71,582,091
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6)	4,716,095	29,132,969	25,608,396	—	25,608,396	—	25,608,396
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	272,649	4,404,697	3,863,435	519	3,863,954	—	3,863,954
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,257,041	14,556,199	14,041,152	—	14,041,152	546	14,040,606
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	3,420,121	50,948,736	51,438,626	—	51,438,626	747	51,437,879
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	98,382	1,518,564	1,519,999	—	1,519,999	—	1,519,999
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	7,041,509	125,062,179	116,818,639	381	116,819,020	—	116,819,020
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	13,333	233,951	223,325	—	223,325	—	223,325
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,457,186	18,857,930	21,129,196	287	21,129,483	—	21,129,483
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	17,378	228,362	260,494	—	260,494	—	260,494

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,080,188	$11,406,181	$11,190,744	$548	$11,191,292	$—	$11,191,292
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	13,393	145,715	142,774	—	142,774	—	142,774
Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub-Account (G03)	6,995	135,378	141,366	—	141,366	—	141,366
Rational Trend Aggregation VA Fund Sub-Account (H24)	69,855	820,398	786,570	—	786,570	—	786,570
Rational Insider Buying VA Fund Sub-Account (H32)	82,477	994,550	1,036,742	—	1,036,742	—	1,036,742
Invesco V.I. American Value Fund Series II Sub-Account (V35)	289,029	4,025,985	4,514,628	142	4,514,770	—	4,514,770
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,427,448	22,065,665	22,939,085	—	22,939,085	72	22,939,013
Invesco V.I. Core Plus Bond Fund - Series II Sub-Account (AB3)	41,608	286,244	286,682	—	286,682	—	286,682
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	4,893,633	81,776,595	87,204,542	—	87,204,542	2,310	87,202,232
Invesco V.I. International Growth Fund II Sub-Account (AC1)	55,652	1,902,102	2,330,726	—	2,330,726	3	2,330,723
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	3,714,735	40,907,476	43,536,692	—	43,536,692	—	43,536,692
JPMorgan Insurance Trust Income Builder - Class 2 Sub-Account (JF0) ¹	—	—	—	—	—	—	—
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	466,030	13,566,374	17,173,211	—	17,173,211	—	17,173,211
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (L11)	1,424,275	26,655,746	30,094,927	33	30,094,960	—	30,094,960
Lazard Retirement Global Dynamic Multi Asset Portfolio Sub-Account (L42) ¹	—	—	—	—	—	—	—
Lord Abbett Series Fund - Bonds-Debenture Portfolio Sub-Account (L16)	1,250	15,209	15,611	—	15,611	—	15,611
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18)	1,349,320	16,653,047	22,182,815	1,673	22,184,488	—	22,184,488
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	1,886,019	29,693,916	31,326,772	155	31,326,927	—	31,326,927
MFS VIT Total Return Series Initial Class Sub-Account (M07)	11,595,190	266,377,806	301,706,849	3,237	301,710,086	791,717	300,918,369
MFS VIT Total Return Series Service Class Sub-Account (M35)	10,538,760	239,415,359	268,738,387	653	268,739,040	32,654	268,706,386
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,327,120	99,301,903	171,764,694	46,113	171,810,807	—	171,810,807
MFS VIT I Growth Series Service Class Sub-Account (M80)	347,850	17,520,450	24,429,497	—	24,429,497	224	24,429,273
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,174,619	19,970,886	27,487,181	8,806	27,495,987	259	27,495,728
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	2,502,939	22,117,821	28,858,888	1,372	28,860,260	—	28,860,260
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,384,091	43,932,200	64,275,083	—	64,275,083	1,348	64,273,735
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	1,631,624	27,829,196	38,522,634	58	38,522,692	—	38,522,692
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	31,538,800	414,792,687	437,127,776	46,786	437,174,562	—	437,174,562
MFS VIT I Research Series Service Class Sub-Account (M82)	3,593,895	95,889,048	116,226,554	192	116,226,746	—	116,226,746
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	2,569,432	79,689,706	90,778,027	62,315	90,840,342	245	90,840,097
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,316,155	37,419,586	45,657,412	848	45,658,260	1	45,658,259
MFS VIT I Value Series Initial Class Sub-Account (M83)	9,945,914	186,547,065	202,896,640	90,163	202,986,803	—	202,986,803
MFS VIT I Value Series Service Class Sub-Account (M08)	4,912,875	89,930,197	98,060,996	2,329	98,063,325	—	98,063,325
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	4,340,773	197,935,816	248,639,466	71,558	248,711,024	—	248,711,024
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	984,327	46,892,304	55,791,668	14,604	55,806,272	—	55,806,272
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	3,905,031	45,740,872	49,632,946	23,810	49,656,756	603	49,656,153

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	9,616,114	$110,925,829	$120,586,065	$—	$120,586,065	$21,729	$120,564,336
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	3,613,568	80,400,477	100,746,285	60,364	100,806,649	884	100,805,765
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,665,098	38,492,446	45,790,189	17,118	45,807,307	—	45,807,307
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	900,432	13,107,623	15,559,464	12,965	15,572,429	—	15,572,429
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	935,389	13,348,411	15,901,615	178	15,901,793	—	15,901,793
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	814,974	8,674,452	9,527,050	22,442	9,549,492	—	9,549,492
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	73,183	764,861	838,675	—	838,675	—	838,675
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,579,331	35,006,674	49,322,493	56,525	49,379,018	—	49,379,018
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	94,409	2,158,261	2,938,943	—	2,938,943	3	2,938,940
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,421,592	55,563,706	84,029,228	62,922	84,092,150	—	84,092,150
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	126,243	3,264,769	4,360,426	—	4,360,426	8	4,360,418
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	2,427,430	37,232,052	38,329,114	66,203	38,395,317	—	38,395,317
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	32,106,314	480,689,356	497,326,803	956	497,327,759	—	497,327,759
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	5,698,407	72,405,581	73,281,512	40,218	73,321,730	—	73,321,730
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	11,235,153	141,504,274	143,697,603	14,400	143,712,003	—	143,712,003
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	7,869,445	44,761,719	44,698,445	—	44,698,445	9,486	44,688,959
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	5,867,352	33,027,847	32,915,843	2,860	32,918,703	—	32,918,703
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,202,592	29,853,335	35,439,710	5,267	35,444,977	609	35,444,368
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,007,150	13,562,173	16,013,688	—	16,013,688	168	16,013,520
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98)	1,202,382	27,588,054	42,143,475	24,135	42,167,610	—	42,167,610
MFS VIT II International Intrinsic Value Portfolio Service Class Sub-Account (M93)
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	2,324,394	55,927,951	80,121,851	—	80,121,851	439	80,121,412
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	13,769,821	237,801,201	345,071,711	616,623	345,688,334	900	345,687,434
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	1,449,175	25,766,789	35,751,138	13,305	35,764,443	—	35,764,443
MFS U.S. Government Money Market Portfolio Service Class Sub-Account	35,725,429	35,725,429	35,725,429	—	35,725,429	40,619	35,684,810
(MD9)	106,963,704	106,963,704	106,963,704	3,184	106,966,888	—	106,966,888
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,126,525	16,404,239	20,435,163	1,938	20,437,101	—	20,437,101
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,034,675	29,654,635	36,420,674	1,810	36,422,484	—	36,422,484
MFS VIT II Income Portfolio I Class Sub-Account (MA5) ²	2,650,746	26,257,291	27,859,343	—	27,859,343	10,885	27,848,458
MFS VIT II Income Portfolio S Class Sub-Account (MA7) ²	351,766	3,440,289	3,668,919	—	3,668,919	329	3,668,590
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	737,362	11,674,912	22,931,949	13,906	22,945,855	243	22,945,612
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	104,061	2,007,212	3,033,373	—	3,033,373	—	3,033,373

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-Account (MF3)	4,753,729	$49,760,104	$49,914,160	$966	$49,915,126	$—	$49,915,126
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	33,475,247	377,823,762	401,368,214	8,000	401,376,214	—	401,376,214
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	105,583	1,457,555	1,581,640	—	1,581,640	1,175	1,580,465
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	2,703,677	42,791,882	47,746,937	372	47,747,309	1	47,747,308
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	26,463,657	300,970,063	328,149,344	208	328,149,552	—	328,149,552
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	9,836,875	101,224,219	117,255,549	590	117,256,139	—	117,256,139
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	17,312,467	177,967,727	180,915,283	8,909	180,924,192	—	180,924,192
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	10,139,844	104,129,593	105,961,367	490	105,961,857	—	105,961,857
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	2,673,471	20,566,480	22,965,113	373	22,965,486	—	22,965,486
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4) MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	2,446,680	18,023,781	20,796,780	154	20,796,934	—	20,796,934
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	95,051,693	1,198,140,805	1,317,416,477	94,206	1,317,510,683	—	1,317,510,683
Morgan Stanley Variable Insurance Fund, Inc. Global Franchise Portfolio, Class II Sub-Account (V45)	830,677	6,461,889	7,201,966	86	7,202,052	—	7,202,052
Morgan Stanley Variable Insurance Fund, Inc Global Infrastructure - Class II Sub-Account (U43)	5,670	66,189	71,215	—	71,215	—	71,215
Morgan Stanley Variable Insurance Fund, Inc Global Strategist Portfolio, Class II Sub-Account (U41)	333	2,477	2,563	—	2,563	—	2,563
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-Account (V44)	7,139	71,918	78,025	—	78,025	—	78,025
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43)	271,895	10,477,841	17,694,913	326	17,695,239	—	17,695,239
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-Account (O19)	303,064	4,328,216	8,607,018	350	8,607,368	—	8,607,368
	223,006	12,058,952	15,307,159	765	15,307,924	—	15,307,924
Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub-Account (O23)	706,893	10,602,662	12,497,860	—	12,497,860	—	12,497,860
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20)	294,386	11,681,372	15,119,641	697	15,120,338	—	15,120,338
Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21)	4,881,807	134,796,434	144,013,305	4,520	144,017,825	1	144,017,824
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub- Account (O04)
PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	176,584	3,864,493	4,751,869	—	4,751,869	5	4,751,864
	44,751	354,267	396,045	—	396,045	—	396,045
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,506,958	15,422,634	16,682,026	—	16,682,026	—	16,682,026
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,221,703	12,510,084	13,695,289	—	13,695,289	—	13,695,289
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	41,969	263,891	257,269	—	257,269	—	257,269
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	3,647,957	22,973,029	22,070,143	540	22,070,683	—	22,070,683
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account (P20)	554,025	7,077,671	7,446,096	815	7,446,911	—	7,446,911
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class Sub-Account (PM5)	11,775	151,457	158,253	—	158,253	—	158,253
PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class Sub-Account (PD6)	3,575	40,029	40,181	—	40,181	—	40,181
	29,224,171	339,688,426	386,343,545	29,115	386,372,660	—	386,372,660
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,226,145	28,081,268	30,987,937	1,283	30,989,220	—	30,989,220
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	11,148,448	122,304,262	129,210,517	2,055	129,212,572	—	129,212,572
PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68)	79,544	914,527	921,917	—	921,917	—	921,917
Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3)	1,385,056	13,832,403	12,867,174	—	12,867,174	—	12,867,174
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	564,617	12,907,703	14,403,371	—	14,403,371	—	14,403,371
Putnam VT George Putnam Balanced Fun - Class IB Sub-Account (P88)	8,189	109,836	115,140	—	115,140	—	115,140
Putnam VT Global Asset Allocation Fund - Class IB Sub-Account (P93)	980	17,668	18,109	—	18,109	—	18,109
Putnam VT Global Health Care Fund - Class IB Sub-Account (P89)	3,549	57,252	61,286	—	61,286	—	61,286
Putnam VT Income Fund - Class IB Sub-Account (P95)	3,146	35,293	36,049	—	36,049	—	36,049
Putnam VT Research Fund - Class IB Sub-Account (P79)	3,942	109,475	120,857	—	120,857	—	120,857
Wanger Select Fund Sub-Account (W41)	11,693	206,292	238,777	—	238,777	—	238,777
Wanger USA Sub-Account (W42)	1,689	37,893	41,589	—	41,589	—	41,589
Western Asset Variable Core Bond Plus II Sub-Account (W50)	62,709	387,492	390,678	—	390,678	—	390,678

1This Sub-Account is active but had zero balance at December 31, 2020, and no activity for the years ended December 31, 2020 and 2019. Therefore, this Sub-Account is not presented in the Statements of Operations and Statements of Changes in Net Assets.

2This Sub-Account had a name change in 2020. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets

AL1	2,137,310	$37,181,804	$—	$37,181,804
AO5	5,255,164	70,406,634	—	70,406,634
AM2	318,328	4,166,019	—	4,166,019
A98	3,473,643	26,277,423	88,765	26,366,188
AC4	70,235	1,092,017	—	1,092,017
A74	562,812	12,273,039	33,257	12,306,296
AP0	270,332	4,472,124	—	4,472,124
AQ1	40,047	487,112	—	487,112
AQ2	8,469	101,879	—	101,879
AS3	162,665	1,965,479	—	1,965,479
AS6	61,464	898,766	—	898,766
AQ3	27,209	381,060	—	381,060
AX1	13,914	166,024	—	166,024
B18	19,276,712	400,559,060	178,453	400,737,513
L33	4,516	55,923	—	55,923
C71	914	21,954	—	21,954
C59	3,327	73,499	—	73,499
C60	2,552,106	55,248,692	283,861	55,532,553
C89	5,600	122,603	—	122,603
C90	787,774	16,998,006	137,063	17,135,069
C58	338,100	4,416,458	—	4,416,458
C91	12,557	140,220	—	140,220
FD7	4,591,952	111,956,839	2,117	111,958,956
F24	4,745,987	141,998,461	208,892	142,207,353
F88	136,742	2,561,365	—	2,561,365
FB9	611,405	12,343,763	—	12,343,763
F15	1,011,319	21,232,682	—	21,232,682
F41	3,053,574	75,068,059	144,447	75,212,506
FE3	12,795,754	212,039,629	134,983	212,174,612
F19	8,070	101,734	—	101,734
T21	996,395	19,510,165	30,214	19,540,379
T20	3,756,405	71,438,669	143,422	71,582,091
FE6	1,485,214	25,608,396	—	25,608,396
T59	398,143	3,858,487	5,467	3,863,954
F56	598,179	14,022,853	17,753	14,040,606
F59	3,261,985	51,366,767	71,112	51,437,879
FF0	97,334	1,519,999	—	1,519,999
F54	4,727,890	116,690,351	128,669	116,819,020
FG8	12,468	223,325	—	223,325
F53	508,970	21,123,843	5,640	21,129,483
FJ9	11,004	260,494	—	260,494
T28	755,442	11,163,971	27,321	11,191,292
FJ0	11,687	142,774	—	142,774
G03	11,758	141,366	—	141,366
H24	55,637	786,570	—	786,570
H32	48,854	1,036,742	—	1,036,742

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
V35	228,866	$4,510,583	$4,187	$4,514,770
V13	1,255,493	22,887,375	51,638	22,939,013
AB3	24,479	286,682	—	286,682
V11	4,174,214	87,144,468	57,764	87,202,232
AC1	132,323	2,324,912	5,811	2,330,723
J88	3,783,695	43,536,692	—	43,536,692
JF0	—	—	—	—
J94	508,509	17,173,211	—	17,173,211
L11	2,898,976	30,057,506	37,454	30,094,960
L42	—	—	—	—
L16	1,388	15,611	—	15,611
L18	492,772	22,154,040	30,448	22,184,488
L17	1,135,208	31,304,730	22,197	31,326,927
M07	18,785,970	297,985,172	2,933,197	300,918,369
M35	17,360,121	267,038,980	1,667,406	268,706,386
M31	3,213,412	170,571,504	1,239,303	171,810,807
M80	434,007	24,369,198	60,075	24,429,273
MF1	1,363,219	27,160,674	335,054	27,495,728
M41	693,160	28,711,328	148,932	28,860,260
M05	2,517,095	63,950,030	323,705	64,273,735
M42	1,288,035	38,426,974	95,718	38,522,692
M89	35,614,567	436,744,003	430,559	437,174,562
M82	4,502,844	116,131,757	94,989	116,226,746
M44	6,673,296	89,958,990	881,107	90,840,097
M40	3,459,628	45,642,128	16,131	45,658,259
M83	10,844,086	201,493,883	1,492,920	202,986,803
M08	4,948,697	97,646,723	416,602	98,063,325
MB6	5,645,548	245,541,427	3,169,597	248,711,024
MB7	1,522,926	55,640,466	165,806	55,806,272
MC0	1,809,941	49,212,079	444,074	49,656,153
MA0	5,624,668	120,409,614	154,722	120,564,336
MC2	2,470,136	100,045,287	760,478	100,805,765
MC1	1,537,433	45,602,631	204,676	45,807,307
MC3	434,670	15,435,057	137,372	15,572,429
MA1	792,705	15,900,051	1,742	15,901,793
MC4	468,779	9,455,887	93,605	9,549,492
MC5	52,192	838,675	—	838,675
MC6	889,721	49,008,106	370,912	49,379,018
MC7	81,398	2,924,974	13,966	2,938,940
MC8	2,212,426	83,107,978	984,172	84,092,150
MC9	155,838	4,324,924	35,494	4,360,418
MD0	1,163,904	38,093,799	301,518	38,395,317
M92	34,014,709	497,150,287	177,472	497,327,759
M96	3,523,218	72,621,316	700,414	73,321,730
MD2	10,355,615	143,367,644	344,359	143,712,003

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MA6	1,534,921	$44,169,614	$519,345	$44,688,959
MA3	1,396,338	32,774,209	144,494	32,918,703
M97	1,090,158	34,822,927	621,441	35,444,368
MD5	719,733	15,883,688	129,832	16,013,520
M98	795,345	41,679,072	488,538	42,167,610
M93	3,403,967	79,903,653	217,759	80,121,412
MD6	9,721,767	340,513,887	5,173,547	345,687,434
MB3	923,299	35,618,435	146,008	35,764,443
MD8	3,207,388	35,076,903	607,907	35,684,810
MD9	12,145,036	106,800,028	166,860	106,966,888
ME2	845,774	20,382,665	54,436	20,437,101
ME3	1,298,599	36,385,087	37,397	36,422,484
MA5	1,185,994	27,775,750	72,708	27,848,458
MA7	176,159	3,635,129	33,461	3,668,590
ME4	880,180	22,714,259	231,353	22,945,612
MA2	109,909	3,033,373	—	3,033,373
MF3	2,223,974	49,733,245	181,881	49,915,126
MF5	20,582,839	400,991,772	384,442	401,376,214
MF6	48,032	1,578,813	1,652	1,580,465
MF7	2,144,042	47,655,919	91,389	47,747,308
MF9	11,100,750	328,147,515	2,037	328,149,552
MG1	8,522,169	117,183,289	72,850	117,256,139
MF2	17,098,090	180,390,528	533,664	180,924,192
MG2	10,230,519	105,942,146	19,711	105,961,857
MG3	938,041	22,923,879	41,607	22,965,486
MG4	863,349	20,792,390	4,544	20,796,934
MG6	53,265,460	1,316,381,657	1,129,026	1,317,510,683
MG7	238,186	7,177,745	24,307	7,202,052
V45	5,499	71,215	—	71,215
U43	223	2,563	—	2,563
U41	6,583	78,025	—	78,025

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
V44	316,106	$17,685,611	$9,628	$17,695,239
V43	123,333	8,597,017	10,351	8,607,368
O19	346,272	15,250,504	57,420	15,307,924
O23	975,012	12,497,860	—	12,497,860
O20	402,248	15,112,970	7,368	15,120,338
O21	4,000,444	143,666,865	350,959	144,017,824
O04	95,060	4,729,135	22,729	4,751,864
PH2	22,083	396,045	—	396,045
P08	1,018,738	16,682,026	—	16,682,026
PC0	1,034,110	13,695,289	—	13,695,289
P70	51,525	257,269	—	257,269
P10	4,052,034	21,991,905	78,778	22,070,683
PK8	230,453	7,415,872	31,039	7,446,911
P20	11,525	158,253	—	158,253
PM5	3,644	40,181	—	40,181
PD6	24,779,720	386,239,295	133,365	386,372,660
P06	1,749,011	30,975,587	13,633	30,989,220
P07	6,995,070	128,985,812	226,760	129,212,572
P68	79,749	921,917	—	921,917
PI3	1,356,775	12,867,174	—	12,867,174
P72	536,802	14,403,371	—	14,403,371
P88	9,019	115,140	—	115,140
P93	1,580	18,109	—	18,109
P89	4,642	61,286	—	61,286
P95	3,119	36,049	—	36,049
P79	8,993	120,857	—	120,857
W41	6,809	238,777	—	238,777
W42	1,151	41,589	—	41,589
W50	32,781	390,678	—	390,678

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	AL1 Sub-Account	AO5 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$752,339	$1,022,471	$44,363

Expenses:
Mortality and expense risk charges	(436,532)	(812,462)	(50,096)
Distribution and administration charges	(137,871)	(260,066)	(16,772)
Net investment income (loss)	177,936	(50,057)	(22,505)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,460,839)	926,841	314,648
Realized gain distributions	1,072,048	—	346,361
Net realized gains (losses)	(388,791)	926,841	661,009
Net change in unrealized appreciation (depreciation)	2,933,687	1,185,249	399,712
Net realized and change in unrealized gains (losses)	2,544,896	2,112,090	1,060,721
Net increase (decrease) in net assets from operations	$2,722,832	$2,062,033	$1,038,216

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	A98 Sub-Account	AC4 Sub-Account	A74 Sub-Account
Income:
Dividend income	$382,221	$—	$92,690

Expenses:
Mortality and expense risk charges	(306,585)	(2,316)	(146,922)
Distribution and administration charges	(101,205)	(950)	(49,190)
Net investment income (loss)	(25,569)	(3,266)	(103,422)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(608,068)	9,073	(1,755,860)
Realized gain distributions	—	16,785	570,986
Net realized gains (losses)	(608,068)	25,858	(1,184,874)
Net change in unrealized appreciation (depreciation)	1,021,636	72,527	2,895,494
Net realized and change in unrealized gains (losses)	413,568	98,385	1,710,620
Net increase (decrease) in net assets from operations	$387,999	$95,119	$1,607,198

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	AP0 Sub-Account	AQ1 Sub-Account	AQ2 Sub-Account
Income:
Dividend income	$1,587	$3,716	$244

Expenses:
Mortality and expense risk charges	(8,024)	(1,595)	(167)
Distribution and administration charges	(3,293)	(654)	(69)
Net investment income (loss)	(9,730)	1,467	8

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	31,265	3,854	191
Realized gain distributions	18,467	1,798	—
Net realized gains (losses)	49,732	5,652	191
Net change in unrealized appreciation (depreciation)	523,505	62,677	11,528
Net realized and change in unrealized gains (losses)	573,237	68,329	11,719
Net increase (decrease) in net assets from operations	$563,507	$69,796	$11,727

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	AS3Sub-Account	AS6Sub-Account	AQ3Sub-Account
Income:
Dividend income	$14,890	$131	$2

Expenses:
Mortality and expense risk charges	(4,542)	(2,001)	(517)
Distribution and administration charges	(1,864)	(822)	(212)
Net investment income (loss)	8,484	(2,692)	(727)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,316	14,229	1,385
Realized gain distributions	1,756	655	43
Net realized gains (losses)	18,072	14,884	1,428
Net change in unrealized appreciation (depreciation)	97,323	97,760	35,988
Net realized and change in unrealized gains (losses)	115,395	112,644	37,416
Net increase (decrease) in net assets from operations	$123,879	$109,952	$36,689

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	AX1Sub-Account	B18Sub-Account	L33Sub-Account
Income:
Dividend income	$904	$4,584,858	$19

Expenses:
Mortality and expense risk charges	(277)	(4,680,635)	(313)
Distribution and administration charges	(114)	(1,491,436)	(129)
Net investment income (loss)	513	(1,587,213)	(423)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19	3,987,577	271
Realized gain distributions	3,751	22,650,212	508
Net realized gains (losses)	3,770	26,637,789	779
Net change in unrealized appreciation (depreciation)	3,137	42,049,381	9,375
Net realized and change in unrealized gains (losses)	6,907	68,687,170	10,154
Net increase (decrease) in net assets from operations	$7,420	$67,099,957	$9,731

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	C71Sub-Account	C59Sub-Account	C60Sub-Account
Income:
Dividend income	$65	$—	$—

Expenses:
Mortality and expense risk charges	(246)	(851)	(669,475)
Distribution and administration charges	(74)	(257)	(227,887)
Net investment income (loss)	(255)	(1,108)	(897,362)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,063)	11,849	8,154,519
Realized gain distributions	831	—	—
Net realized gains (losses)	(232)	11,849	8,154,519
Net change in unrealized appreciation (depreciation)	3,219	8,809	7,161,555
Net realized and change in unrealized gains (losses)	2,987	20,658	15,316,074
Net increase (decrease) in net assets from operations	$2,732	$19,550	$14,418,712

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	C91Sub-Account	FD7Sub-Account	F24 Sub-Account
Income:
Dividend income	$—	$1,276,549	$116,481

Expenses:
Mortality and expense risk charges	(1,733)	(205,117)	(52,855)
Distribution and administration charges	(626)	(71,451)	(17,807)
Net investment income (loss)	(2,359)	(276,568)	(8,298)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,772	2,434,027	(92,933)
Realized gain distributions	—	—	50,100
Net realized gains (losses)	16,772	2,434,027	(42,833
Net change in unrealized appreciation (depreciation)	14,822	2,039,289	540,435
Net realized and change in unrealized gains (losses)	31,594	4,473,316	497,602
Net increase (decrease) in net assets from operations	$29,235	$4,196,748	$489,304

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	C91Sub-Account	FD7Sub-Account	F24 Sub-Account
Income:
Dividend income	$—	$1,276,549	$116,481

Expenses:
Mortality and expense risk charges	(509)	(1,270,336)	(1,725,356)
Distribution and administration charges	(209)	(401,839)	(562,607)
Net investment income (loss)	(718)	(395,626)	(2,171,482)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	106	3,744,657	7,107,976
Realized gain distributions	—	1,490,730	778,617
Net realized gains (losses)	106	5,235,387	7,886,593
Net change in unrealized appreciation (depreciation)	14,925	15,374,520	28,188,602
Net realized and change in unrealized gains (losses)	15,031	20,609,907	36,075,195
Net increase (decrease) in net assets from operations	$14,313	$20,214,281	$33,903,713

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	F88Sub-Account	FB9Sub-Account	F15Sub-Account
Income:
Dividend income	$25,573	$118,973	$202,162

Expenses:
Mortality and expense risk charges	(32,910)	(146,650)	(242,630)
Distribution and administration charges	(13,365)	(51,102)	(80,846)
Net investment income (loss)	(20,702)	(78,779)	(121,314)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	81,032	127,613	312,429
Realized gain distributions	96,673	579,608	1,099,673
Net realized gains (losses)	177,705	707,221	1,412,102
Net change in unrealized appreciation (depreciation)	193,314	638,678	1,199,575
Net realized and change in unrealized gains (losses)	371,019	1,345,899	2,611,677
Net increase (decrease) in net assets from operations	$350,317	$1,267,120	$2,490,363

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	F41Sub-Account	FE3Sub-Account	F19Sub-Account
Income:
Dividend income	$276,951	$5,346,265	$860

Expenses:
Mortality and expense risk charges	(898,696)	(2,503,747)	(324)
Distribution and administration charges	(302,397)	(802,540)	(133)
Net investment income (loss)	(924,142)	2,039,978	403

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,166,494)	(6,466,445)	101
Realized gain distributions	—	9,451,573	710
Net realized gains (losses)	(1,166,494)	2,985,128	811
Net change in unrealized appreciation (depreciation)	16,301,457	6,217,561	8,595
Net realized and change in unrealized gains (losses)	15,134,963	9,202,689	9,406
Net increase (decrease) in net assets from operations	$14,210,821	$11,242,667	$9,809

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	T21Sub-Account	T20Sub-Account	FE6Sub-Account

Income
Dividend income	$794,582	$2,359,639	$363,883

Expenses:
Mortality and expense risk charges	(235,593)	(854,480)	(306,094)
Distribution and administration charges	(82,169)	(324,922)	(96,970)
Net investment income (loss)	476,820	1,180,237	(39,181)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,605,261	(4,417,209)	(801,986)
Realized gain distributions	498,654	—	6,483,529
Net realized gains (losses)	2,103,915	(4,417,209)	5,681,543
Net change in unrealized appreciation (depreciation)	231,098	1,492,045	(3,364,845)
Net realized and change in unrealized gains (losses)	2,335,013	(2,925,164)	2,316,698
Net increase (decrease) in net assets from operations	$2,811,833	$(1,744,927)	$2,277,517

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	T59Sub-Account	F56Sub-Account	F59Sub-Account

Income:
Dividend income	$309,726	$402,429	$2,880,719

Expenses:
Mortality and expense risk charges	(50,067)	(164,284)	(616,153)
Distribution and administration charges	(20,955)	(57,180)	(203,201)
Net investment income (loss)	238,704	180,965	2,061,365
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(157,882)	(1,133,583)	(1,254,576)
Realized gain distributions	—	—	40,804
Net realized gains (losses)	(157,882)	(1,133,583)	(1,213,772)
Net change in unrealized appreciation (depreciation)	(381,491)	1,650,738	(1,454,794)
Net realized and change in unrealized gains (losses)	(539,373)	517,155	(2,668,566)
Net increase (decrease) in net assets from operations	$(300,669)	$698,120	$(607,201)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	FF0Sub-Account	F54Sub-Account	FG8Sub-Account
Income:
Dividend income	$80,034	$3,211,875	$5,953

Expenses:
Mortality and expense risk charges	(16,727)	(1,374,967)	(2,586)
Distribution and administration charges	(4,979)	(452,354)	(806)
Net investment income (loss)	58,328	1,384,554	2,561
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12,010)	(3,443,621)	(13,990)
Realized gain distributions	1,152	4,465,376	8,466
Net realized gains (losses)	(10,858)	1,021,755	(5,524)
Net change in unrealized appreciation (depreciation)	(53,327)	(7,198,773)	(837)
Net realized and change in unrealized gains (losses)	(64,185)	(6,177,018)	(6,361)
Net increase (decrease) in net assets from operations	$(5,857)	$(4,792,464)	$(3,800)

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	F53 Sub-Account	FJ9 Sub-Account	T28 Sub-Account

Income
Dividend income	$336,622	$3,832	$534,234

Expenses:
Mortality and expense risk charges	(249,839)	(2,950)	(135,921)
Distribution and administration charges	(87,065)	(982)	(47,529)
Net investment income (loss)	(282)	(100)	350,784
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,571,095)	(41,173)	(466,053)
Realized gain distributions	1,431,742	17,339	—
Net realized gains (losses)	(2,139,353)	(23,834)	(466,053)
Net change in unrealized appreciation (depreciation)	4,224,263	57,371	211,246
Net realized and change in unrealized gains (losses)	2,084,910	33,537	(254,807)
Net increase (decrease) in net assets from operations	$2,084,628	$33,437	$95,977

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	FJ0 Sub-Account	G03 Sub-Account	H24 Sub-Account

Income:
Dividend income	$6,563	$637	$4,795

Expenses:
Mortality and expense risk charges	(1,634)	(418)	(8,436)
Distribution and administration charges	(532)	(172)	(2,840)
Net investment income (loss)	4,397	47	(6,481)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,267)	50	(16,851)
Realized gain distributions	—	4,279	—
Net realized gains (losses)	(2,267)	4,329	(16,851)
Net change in unrealized appreciation (depreciation)	(917)	5,873	23,933
Net realized and change in unrealized gains (losses)	(3,184)	10,202	7,082
Net increase (decrease) in net assets from operations	$1,213	$10,249	$601

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	H32	V35	V13
	Sub-Account	Sub-Account	Sub-Account
Income
Dividend income	$—	$29,241	$476,157

Expenses:
Mortality and expense risk charges	(11,495)	(57,984)	(276,114)
Distribution and administration charges	(3,964)	(20,397)	(95,837)
Net investment income (loss)	(15,459)	(49,140)	104,206
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(19,379)	(431,086)	(2,266,599)
Realized gain distributions	76,530	44,623	592,043
Net realized gains (losses)	57,151	(386,463)	(1,674,556)
Net change in unrealized appreciation (depreciation)	97,776	643,276	2,101,597
Net realized and change in unrealized gains (losses)	154,927	256,813	427,041
Net increase (decrease) in net assets from operations	$139,468	$207,673	$531,247

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	AB3	V11	AC1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$326	$1,824,176	$45,334

Expenses:
Mortality and expense risk charges	(104)	(1,009,473)	(28,772)
Distribution and administration charges	(42)	(323,650)	(8,797)
Net investment income (loss)	180	491,053	7,765
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1)	(1,824,297)	31,528
Realized gain distributions	98	3,771,072	49,415
Net realized gains (losses)	97	1,946,775	80,943
Net change in unrealized appreciation (depreciation)	438	5,431,972	231,265
Net realized and change in unrealized gains (losses)	535	7,378,747	312,208
Net increase (decrease) in net assets from operations	$715	$7,869,800	$319,973

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	J88	J94	L11
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$664,232	$87,332	$769,644

Expenses:
Mortality and expense risk charges	(495,950)	(189,012)	(344,135)
Distribution and administration charges	(155,989)	(59,282)	(115,372)
Net investment income (loss)	12,293	(160,962)	310,137
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	466,327	492,242	477,102
Realized gain distributions	—	994,074	—
Net realized gains (losses)	466,327	1,486,316	477,102
Net change in unrealized appreciation (depreciation)	1,607,151	2,040,641	(438,395)
Net realized and change in unrealized gains (losses)	2,073,478	3,526,957	38,707
Net increase (decrease) in net assets from operations	$2,085,771	$3,365,995	$348,844

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	L16	L18	L17
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$567	$—	$356,706

Expenses:
Mortality and expense risk charges	(46)	(267,572)	(369,332)
Distribution and administration charges	(18)	(99,644)	(125,927)
Net investment income (loss)	503	(367,216)	(138,553)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1	1,110,706	(1,679,116)
Realized gain distributions	—	2,136,082	48,799
Net realized gains (losses)	1	3,246,788	(1,630,317)
Net change in unrealized appreciation (depreciation)	402	4,119,766	2,892,646
Net realized and change in unrealized gains (losses)	403	7,366,554	1,262,329
Net increase (decrease) in net assets from operations	$906	$6,999,338	$1,123,776

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M07	M35	M31
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$6,518,663	$5,375,497	$—

Expenses:
Mortality and expense risk charges	(3,499,162)	(3,228,688)	(1,916,899)
Distribution and administration charges	(524,391)	(1,074,638)	(314,692)
Net investment income (loss)	2,495,110	1,072,171	(2,231,591)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,106,177	3,396,746	14,847,340
Realized gain distributions	7,553,972	7,000,199	9,971,334
Net realized gains (losses)	10,660,149	10,396,945	24,818,674
Net change in unrealized appreciation (depreciation)	9,215,176	7,326,218	19,110,898
Net realized and change in unrealized gains (losses)	19,875,325	17,723,163	43,929,572
Net increase (decrease) in net assets from operations	$22,370,435	$18,795,334	$41,697,981

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M05	M42	M89
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-
Expenses:
Mortality and expense risk charges	(272,535)	(286,235)	(317,000)
Distribution and administration charges	(98,197)	(59,432)	(110,548)
Net investment income (loss)	(370,732)	(345,667)	(427,548
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,535,400	1,158,503	1,615,384
Realized gain distributions	1,515,081	1,771,857	2,045,728
Net realized gains (losses)	4,050,481	2,930,360	3,661,112)
Net change in unrealized appreciation (depreciation)	1,969,149	4,893,261	4,494,518
Net realized and change in unrealized gains (losses)	6,019,630	7,823,621	8,155,630
Net increase (decrease) in net assets from operations	$5,648,898	$7,477,954	$7,728,082

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M05	M42	M89
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$1 3,327,244
Expenses:
Mortality and expense risk charges	(636,842)	(430,868)	(5,008,110)
Distribution and administration charges	(131,878)	(159,925)	(1,586,901)
Net investment income (loss)	(768,720)	(590,793)	6,732,233
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,391,766	2,981,640	(535,370)
Realized gain distributions	4,995,728	3,630,694	—
Net realized gains (losses)	7,387,494	6,612,334	(535,370)
Net change in unrealized appreciation (depreciation)	14,226,779	7,317,893	16,489,384
Net realized and change in unrealized gains (losses)	21,614,273	13,930,227	15,954,014
Net increase (decrease) in net assets from operations	$20,845,553	$13,339,434	$22,686,247

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M82	M44	M40
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$579,685	$2,174,034	$964,172

Expenses:
Mortality and expense risk charges	(1,387,855)	(1,083,479)	(544,802)
Distribution and administration charges	(453,691)	(189,562)	(190,885)
Net investment income (loss)	(1,261,861)	900,993	228,485
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,495,982	(917,738)	1,564,701
Realized gain distributions	4,387,262	2,266,987	1,140,814
Net realized gains (losses)	6,883,244	1,349,249	2,705,515
Net change in unrealized appreciation (depreciation)	9,694,930	816,073	(924,372)
Net realized and change in unrealized gains (losses)	16,578,174	2,165,322	1,781,143
Net increase (decrease) in net assets from operations	$15,316,313	$3,066,315	$2,009,628

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M83	M08	MB6
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$3,000,621	$1,241,177	$3,767,052

Expenses:
Mortality and expense risk charges	(2,391,716)	(1,146,684)	(2,826,193)
Distribution and administration charges	(703,412)	(393,814)	(455,482)
Net investment income (loss)	(94,507)	(299,321)	485,377
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,686,289	(595,227)	15,107,202
Realized gain distributions	8,409,741	4,171,150	11,942,321
Net realized gains (losses)	10,096,030	3,575,923	27,049,523
Net change in unrealized appreciation (depreciation)	(7,136,333)	(1,485,425)	2,198,772
Net realized and change in unrealized gains (losses)	2,959,697	2,090,498	29,248,295
Net increase (decrease) in net assets from operations	$2,865,190	$1,791,177	$29,733,672

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MB7	MC0	MA0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$747,220	$1,700,411	$3,645,424

Expenses:
Mortality and expense risk charges	(667,849)	(592,282)	(1,402,792)
Distribution and administration charges	(252,070)	(109,928)	(443,806)
Net investment income (loss)	(172,699)	998,201	1,798,826
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,553,583	409,932	301,870
Realized gain distributions	2,792,754	136,058	315,031
Net realized gains (losses)	5,346,337	545,990	616,901
Net change in unrealized appreciation (depreciation)	1,189,987	2,571,451	5,753,274
Net realized and change in unrealized gains (losses)	6,536,324	3,117,441	6,370,175
Net increase (decrease) in net assets from operations	$6,363,625	$4,115,642	$8,169,001

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MC2	MC1	MC3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$663,429	$199,427	$444,231

Expenses:
Mortality and expense risk charges	(1,127,793)	(493,073)	(172,600)
Distribution and administration charges	(210,175)	(175,163)	(32,121)
Net investment income (loss)	(674,539)	(468,809)	239,510
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,124,434	1,127,840	78,471
Realized gain distributions	4,583,890	2,051,229	771,168
Net realized gains (losses)	10,708,324	3,179,069	849,639
Net change in unrealized appreciation (depreciation)	4,743,377	4,159,041	14,517
Net realized and change in unrealized gains (losses)	15,451,701	7,338,110	864,156
Net increase (decrease) in net assets from operations	$14,777,162	$6,869,301	$1,103,666

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MA1	MC4	MC5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$445,272	$121,158	$8,660

Expenses:
Mortality and expense risk charges	(178,537)	(110,805)	(9,663)
Distribution and administration charges	(61,401)	(20,334)	(3,495)
Net investment income (loss)	205,334	(9,981)	(4,498)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	502,859	9,625	6,655
Realized gain distributions	841,066	—	—
Net realized gains (losses)	1,343,925	9,625	6,655
Net change in unrealized appreciation (depreciation)	192,459	781,883	63,299
Net realized and change in unrealized gains (losses)	1,536,384	791,508	69,954
Net increase (decrease) in net assets from operations	$1,741,718	$781,527	$65,456

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MC6	MC7	MC8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$215,764	$6,039	$990,720

Expenses:
Mortality and expense risk charges	(551,061)	(25,118)	(942,610)
Distribution and administration charges	(82,155)	(10,669)	(138,389)
Net investment income (loss)	(417,452)	(29,748)	(90,279)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,312,087	38,890	6,037,484
Realized gain distributions	4,263,370	214,373	5,072,216
Net realized gains (losses)	7,575,457	253,263	11,109,700
Net change in unrealized appreciation (depreciation)	919,548	193,664	(215,005)
Net realized and change in unrealized gains (losses)	8,495,005	446,927	10,894,695
Net increase (decrease) in net assets from operations	$8,077,553	$417,179	$10,804,416

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MC9	MD0	M92
	Sub-Account	Sub-Account	Sub-Account

Income
Dividend income	$48,742	$670,135	$7,348,495

Expenses:
Mortality and expense risk charges	(52,210)	(468,810)	(5,781,629)
Distribution and administration charges	(16,379)	(73,094)	(1,823,766)
Net investment income (loss)	(19,847)	128,231	(256,900)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	392,476	740,979	3,303,241
Realized gain distributions	295,132	1,732,121	22,395,723
Net realized gains (losses)	687,608	2,473,100	25,698,964
Net change in unrealized appreciation (depreciation)	(94,293)	(1,012,374)	(6,304,689)
Net realized and change in unrealized gains (losses)	593,315	1,460,726	19,394,275
Net increase (decrease) in net assets from operations	$573,468	$1,588,957	$19,137,375

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M96	MD2	MA6
	Sub-Account	Sub-Account	Sub-Account

Income
Dividend income	$2,057,719	$3,568,117	$2,412,283

Expenses:
Mortality and expense risk charges	(873,304)	(1,710,313)	(536,761)
Distribution and administration charges	(158,079)	(576,177)	(94,035)
Net investment income (loss)	1,026,336	1,281,627	1,781,487
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(276,874)	54,758	(762,755)
Realized gain distributions	—	—	—
Net realized gains (losses)	(276,874)	54,758	(762,755)
Net change in unrealized appreciation (depreciation)	2,670,643	4,735,525	338,185
Net realized and change in unrealized gains (losses)	2,393,769	4,790,283	(424,570)
Net increase (decrease) in net assets from operations	$3,420,105	$6,071,910	$1,356,917

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MA3	MD5	M97
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$1,698,870	$464,700	$187,673

Expenses:
Mortality and expense risk charges	(402,599)	(394,207)	(184,929)
Distribution and administration charges	(147,993)	(79,560)	(63,253)
Net investment income (loss)	1,148,278	(9,067)	(60,509)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(690,412)	589,415	156,300
Realized gain distributions	—	422,743	197,914
Net realized gains (losses)	(690,412)	1,012,158	354,214
Net change in unrealized appreciation (depreciation)	314,275	3,428,538	1,756,306
Net realized and change in unrealized gains (losses)	(376,137)	4,440,696	2,110,520
Net increase (decrease) in net assets from operations	$772,141	$4,431,629	$2,050,011

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M98	M93	MD6
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$387,513	$578,627	$1,417,096

Expenses:
Mortality and expense risk charges	(476,808)	(949,543)	(3,844,471)
Distribution and administration charges	(82,931)	(327,207)	(617,229)
Net investment income (loss)	(172,226)	(698,123)	(3,044,604)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,895,637	6,782,674	29,179,165
Realized gain distributions	780,877	1,513,740	30,016,968
Net realized gains (losses)	4,676,514	8,296,414	59,196,133
Net change in unrealized appreciation (depreciation)	2,244,207	4,890,478	4,812,625
Net realized and change in unrealized gains (losses)	6,920,721	13,186,892	64,008,758
Net increase (decrease) in net assets from operations	$6,748,495	$12,488,769	$60,964,154

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MB3	MD8	MD9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$73,970	$81,186	$228,147

Expenses:
Mortality and expense risk charges	(406,681)	(455,713)	(1,317,562)
Distribution and administration charges	(158,904)	(70,625)	(442,229)
Net investment income (loss)	(491,615)	(445,152)	(1,531,644)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,895,878	—	(3)
Realized gain distributions	3,252,001	—	—
Net realized gains (losses)	6,147,879	—	(3)
Net change in unrealized appreciation (depreciation)	647,910	—	—
Net realized and change in unrealized gains (losses)	6,795,789	—	(3)
Net increase (decrease) in net assets from operations	$6,304,174	$(445,152)	$(1,531,647)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	ME2	ME3	MA5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$384,380	$634,315	$920,442

Expenses:
Mortality and expense risk charges	(219,421)	(433,574)	(311,377)
Distribution and administration charges	(47,322)	(154,167)	(56,527)
Net investment income (loss)	117,637	46,574	552,538
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	667,225	511,853	36,639
Realized gain distributions	643,697	1,210,287	—
Net realized gains (losses)	1,310,922	1,722,140	36,639
Net change in unrealized appreciation (depreciation)	606,275	1,814,719	1,282,380
Net realized and change in unrealized gains (losses)	1,917,197	3,536,859	1,319,019
Net increase (decrease) in net assets from operations	$2,034,834	$3,583,433	$1,871,557

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MA7	ME4	MA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$126,832	$—	$—

Expenses:
Mortality and expense risk charges	(44,700)	(241,741)	(22,147)
Distribution and administration charges	(15,361)	(52,068)	(8,327)
Net investment income (loss)	66,771	(293,809)	(30,474)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	26,832	2,610,286	288,602
Realized gain distributions	—	—	—
Net realized gains (losses)	26,832	2,610,286	288,602
Net change in unrealized appreciation (depreciation)	168,994	5,204,897	487,230
Net realized and change in unrealized gains (losses)	195,826	7,815,183	775,832
Net increase (decrease) in net assets from operations	$262,597	$7,521,374	$745,358

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MF3	MF5	MF6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$300,811	$9,086,787	$71,258

Expenses:
Mortality and expense risk charges	(602,091)	(4,791,355)	(18,586)
Distribution and administration charges	(206,285)	(1,554,958)	(8,079)
Net investment income (loss)	(507,565)	2,740,474	44,593
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,578,907)	(793,025)	24,532
Realized gain distributions	3,890,790	17,620,328	38,101
Net realized gains (losses)	311,883	16,827,303	62,633
Net change in unrealized appreciation (depreciation)	2,556,065	18,036,793	(117,866)
Net realized and change in unrealized gains (losses)	2,867,948	34,864,096	(55,233)
Net increase (decrease) in net assets from operations	$2,360,383	$37,604,570	$(10,640)

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MF7	MF9	MG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,715,550	$5,496,147	$225,219

Expenses:
Mortality and expense risk charges	(562,894)	(3,806,842)	(1,360,842)
Distribution and administration charges	(201,060)	(1,222,781)	(441,743)
Net investment income (loss)	951,596	466,524	(1,577,366)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,173,660	(220,862)	479,018
Realized gain distributions	984,647	26,250,040	1,464,799
Net realized gains (losses)	2,158,307	26,029,178	1,943,817
Net change in unrealized appreciation (depreciation)	(3,083,674)	13,444,829	10,790,158
Net realized and change in unrealized gains (losses)	(925,367)	39,474,007	12,733,975
Net increase (decrease) in net assets from operations	$26,229	$39,940,531	$11,156,609

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MF2	MG2	MG3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$5,315,683	$2,885,574	$262,771

Expenses:
Mortality and expense risk charges	(2,202,616)	(1,250,517)	(274,086)
Distribution and administration charges	(787,553)	(404,160)	(104,257)
Net investment income (loss)	2,325,514	1,230,897	(115,572)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	357,891	(40,723)	(396,427)
Realized gain distributions	—	—	889,834
Net realized gains (losses)	357,891	(40,723)	493,407

Net change in unrealized appreciation (depreciation)	1,422,583	864,332	678,191

Net realized and change in unrealized gains (losses)	1,780,474	823,609	1,171,598

Net increase (decrease) in net assets from operations	$4,105,988	$2,054,506	$1,056,026

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MG4	MG6	MG7
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$198,782	$25,944,134	$53,758

Expenses:
Mortality and expense risk charges	(243,698)	(15,356,441)	(86,162)
Distribution and administration charges	(77,090)	(4,973,118)	(28,221)
Net investment income (loss)	(122,006)	5,614,575	(60,625)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(243,074)	11,017,315	(966,303)
Realized gain distributions	821,012	77,520,425	591,591
Net realized gains (losses)	577,938	88,537,740	(374,712)

Net change in unrealized appreciation (depreciation)	1,263,083	50,758,492	1,118,732

Net realized and change in unrealized gains (losses)	1,841,021	139,296,232	744,020

Net increase (decrease) in net assets from operations	$1,719,015	$144,910,807	$683,395

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	V45	U43	U41
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$266	$—	$—

Expenses:
Mortality and expense risk charges	(236)	(2)	(110)
Distribution and administration charges	(97)	(1)	(45)
Net investment income (loss)	(67)	(3)	(155)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	71	—	6
Realized gain distributions	3,238	—	—
Net realized gains (losses)	3,309	—	6

Net change in unrealized appreciation (depreciation)	5,026	86	6,107

Net realized and change in unrealized gains (losses)	8,335	86	6,113

Net increase (decrease) in net assets from operations	$8,268	$83	$5,958

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	V44	V43	O19
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$-	$-	$-

Expenses:
Mortality and expense risk charges	(177,354)	(110,146)	(171,237)
Distribution and administration charges	(58,832)	(36,716)	(68,562)
Net investment income (loss)	(236,186)	(146,862)	(239,799)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,352,764	4,070,553	802,366
Realized gain distributions	1,474,839	991,064	2,046,473
Net realized gains (losses)	4,827,603	5,061,617	2,848,839

Net change in unrealized appreciation (depreciation)	6,141,075	3,852,505	1,630,821

Net realized and change in unrealized gains (losses)	10,968,678	8,914,122	4,479,660

Net increase (decrease) in net assets from operations	$10,732,492	$8,767,260	$4,239,861

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	O23	O20	O21
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$219,283	$60,494	$1,560,925

Expenses:
Mortality and expense risk charges	(144,673)	(179,899)	(1,763,644)
Distribution and administration charges	(43,917)	(62,773)	(653,909)
Net investment income (loss)	30,693	(182,178)	(856,628)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	471,636	896,959	(607,749)
Realized gain distributions	277,141	501,661	13,219,167
Net realized gains (losses)	748,777	1,398,620	12,611,418

Net change in unrealized appreciation (depreciation)	609,326	2,472,891	3,315,766

Net realized and change in unrealized gains (losses)	1,358,103	3,871,511	15,927,184

Net increase (decrease) in net assets from operations	$1,388,796	$3,689,333	$15,070,556

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	O04	PH2	P08
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$15,128	$4,022	$785,993

Expenses:
Mortality and expense risk charges	(52,483)	(4,621)	(197,620)
Distribution and administration charges	(21,751)	(1,239)	(67,842)
Net investment income (loss)	(59,106)	(1,838)	520,531

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(90,409)	(8,430)	(148,048)
Realized gain distributions	60,327	37,384	—
Net realized gains (losses)	(30,082)	28,954	(148,048)

Net change in unrealized appreciation (depreciation)	922,517	23,941	600,375

Net realized and change in unrealized gains (losses)	892,435	52,895	452,327

Net increase (decrease) in net assets from operations	$833,329	$51,057	$972,858

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	PC0	P70	P10
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$641,939	$14,452	$1,322,431

Expenses:
Mortality and expense risk charges	(160,695)	(2,600)	(256,330)
Distribution and administration charges	(51,328)	(982)	(85,625)
Net investment income (loss)	429,916	10,870	980,476

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(253,675)	(30,977)	(2,018,729)
Realized gain distributions	—	—	—
Net realized gains (losses)	(253,675)	(30,977)	(2,018,729)

Net change in unrealized appreciation (depreciation)	599,476	32,024	1,500,916

Net realized and change in unrealized gains (losses)	345,801	1,047	(517,813)

Net increase (decrease) in net assets from operations	$775,717	$11,917	$462,663

The accompanying notes are an integral part of these financial statementsE

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	PK8	P20	PM5
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$331,050	$8,169	$19

Expenses:
Mortality and expense risk charges	(88,106)	(2,184)	(17)
Distribution and administration charges	(32,183)	(679)	(7)
Net investment income (loss)	210,761	5,306	(5)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(74,446)	(618)	—
Realized gain distributions	—	—	—
Net realized gains (losses)	(74,446)	(618)	—

Net change in unrealized appreciation (depreciation)	171,158	2,425	152

Net realized and change in unrealized gains (losses)	96,712	1,807	152

Net increase (decrease) in net assets from operations	$307,473	$7,113	$147

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	PD6	P06	P07
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$29,092,195	$414,025	$2,621,660

Expenses:
Mortality and expense risk charges	(4,474,416)	(378,527)	(1,568,092)
Distribution and administration charges	(1,419,101)	(129,468)	(546,217)
Net investment income (loss)	23,198,678	(93,970)	507,351

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,186,918)	(154,943)	227,476
Realized gain distributions	7,320,268	—	1,310,078
Net realized gains (losses)	5,133,350	(154,943)	1,537,554

Net change in unrealized appreciation (depreciation)	24,975,626	2,860,452	5,716,583

Net realized and change in unrealized gains (losses)	30,108,976	2,705,509	7,254,137

Net increase (decrease) in net assets from operations	$53,307,654	$2,611,539	$7,761,488

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	P68	PI3	P72
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$4,350	$—	$226,396

Expenses:
Mortality and expense risk charges	(2,035)	(167,508)	(157,096)
Distribution and administration charges	(834)	(52,117)	(52,346)
Net investment income (loss)	1,481	(219,625)	16,954

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	82	(371,091)	33,630
Realized gain distributions	338	—	911,557
Net realized gains (losses)	420	(371,091)	945,187

Net change in unrealized appreciation (depreciation)	7,415	(693,757)	(35,910)

Net realized and change in unrealized gains (losses)	7,835	(1,064,848)	909,277

Net increase (decrease) in net assets from operations	$9,316	$(1,284,473)	$926,231

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	P88	P93	P89
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$-	$-	$-

Expenses
Mortality and expense risk charges	(192)	(14)	(144)
Distribution and administration charges	(79)	(6)	(60)
Net investment income (loss)	(271)	(20)	(204)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21	-	17
Realized gain distributions	-	-	-
Net realized gains (losses)	21	-	17

Net change in unrealized appreciation (depreciation)	5,304	441	4,034

Net realized and change in unrealized gains (losses)	5,325	441	4,051

Net increase (decrease) in net assets from operations	$5,054	$421	$3,847

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	P95	P79	W41
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$278	$98	$1,796

Expenses:
Mortality and expense risk charges	(157)	(313)	(2,927)
Distribution and administration charges	(65)	(128)	(889)
Net investment income (loss)	56	(343)	(2,020)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	61	36	(15,136)
Realized gain distributions	52	1,862	26,651
Net realized gains (losses)	113	1,898	11,515

Net change in unrealized appreciation (depreciation)	645	9,463	34,293

Net realized and change in unrealized gains (losses)	758	11,361	45,808

Net increase (decrease) in net assets from operations	$814	11,018	$43,788

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	W42	W50
	Sub-Account	Sub-Account

Income:
Dividend income	$—	$5,344

Expenses:
Mortality and expense risk charges	(477)	(1,079)
Distribution and administration charges	(155)	(442)
Net investment income (loss)	(632)	3,823

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(373)	1,228
Realized gain distributions	3,987	—
Net realized gains (losses)	3,614	1,228

Net change in unrealized appreciation (depreciation)	5,903	3,186

Net realized and change in unrealized gains (losses)	9,517	4,414

Net increase (decrease) in net assets from operations	$8,885	$8,237

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AL1 Sub-Account		AO5 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$177,936	$258,275	$(50,057)	$136,198
Net realized gains (losses)	(388,791)	3,398,243	926,841	1,821,117
Net change in unrealized appreciation/(depreciation)	2,933,687	2,188,551	1,185,249	7,340,627
Increase (decrease) in net assets from operations	2,722,832	5,845,069	2,062,033	9,297,942

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	550,123	634,100	287,214	506,046
Transfers between Sub-Accounts
(including the Fixed Account), net	263,132	(656,419)	1,650,702	(727,344)
Withdrawals, surrenders, annuitizations
and contract charges	(4,210,107)	(5,869,993)	(5,671,230)	(10,597,645)
Net accumulation activity	(3,396,852)	(5,892,312)	(3,733,314)	(10,818,943)

Annuitization Activity:
Annuitizations
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,396,852)	(5,892,312)	(3,733,314)	(10,818,943)

Total increase (decrease) in net assets	(674,020)	(47,243)	(1,671,281)	(1,521,001)

Net assets at beginning of year	37,855,824	37,903,067	72,077,915	73,598,916
Net assets at end of year	$37,181,804	$37,855,824	$70,406,634	$72,077,915

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AM2 Sub-Account		A98 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December31, 2019
Operations:
Net investment income (loss)	$(22,505)	$(60,337)	$(25,569)	$(244,132)
Net realized gains (losses)	661,009	260,074	(608,068)	389,132
Net change in unrealized appreciation/(depreciation)	399,712	787,565	1,021,636	3,647,301
Increase (decrease) in net assets from operations	1,038,216	987,302	387,999	3,792,301

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	52,898	4,456	167,226	473,057
Transfers between Sub-Accounts
(including the Fixed Account), net	(617,416)	(379,632)	1,486,669	505,607
Withdrawals, surrenders, annuitizations
and contract charges	(639,540)	(583,324)	(3,045,464)	(4,220,643)
Net accumulation activity	(1,204,058)	(958,500)	(1,391,569)	(3,241,979)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(9,521)	(13,804)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	852	26
Net annuitization activity	—	—	(8,669)	(13,778)

Net increase (decrease) from contract owner transactions	(1,204,058)	(958,500)	(1,400,238)	(3,255,757)

Total increase (decrease) in net assets	(165,842)	28,802	(1,012,239)	536,544

Net assets at beginning of year	4,331,861	4,303,059	27,378,427	26,841,883
Net assets at end of year	$4,166,019	$4,331,861	$26,366,188	$27,378,427

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AC4 Sub-Account		A74 Sub-Account
	December 31,2020	December 31,2019	December 31,2020	December 31,2019

Operations:
Net investment income (loss)	$(3,266)	$(312)	$(103,422)	$(168,758)
Net realized gains (losses)	25,858	5,420	(1,184,874)	1,169,478
Net change in unrealized appreciation/(depreciation)	72,527	684	2,895,494	968,916
Increase (decrease) in net assets from operations	95,119	5,792	1,607,198	1,969,636

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	818,851	71,502	123,953	198,126
Transfers between Sub-Accounts
(including the Fixed Account), net	91,960	13,263	(751,887)	464,916
Withdrawals, surrenders, annuitizations
and contract charges	(4,234)	(236)	(1,170,091)	(1,255,034)
Net accumulation activity	906,577	84,529	(1,798,025)	(591,992)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(1,397)	(1,692)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	153	281
Net annuitization activity	—	—	(1,244)	(1,411)

Net increase (decrease) from contract owner transactions	906,577	84,529	(1,799,269)	(593,403)

Total increase (decrease) in net assets	1,001,696	90,321	(192,071)	1,376,233

Net assets at beginning of year	90,321	—	12,498,367	11,122,134
Net assets at end of year	$1,092,017	$90,321	$12,306,296	$12,498,367

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AP0 Sub-Account		AQ1 Sub-Account
	December 31,2020	December 31,2019	December 31,2020	December 31,2019
Operations:
Net investment income (loss)	$(9,730)	$(7)	$1,467	$35
Net realized gains (losses)	49,732	562	5,652	3
Net change in unrealized appreciation/(depreciation)	523,505	9,414	62,677	110
Increase (decrease) in net assets from operations	563,507	9,969	69,796	148

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,829,465	105,899	440,171	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(32585)	4,357	(27,959)	6,961
Withdrawals, surrenders, annuitizations
and contract charges	(8,139)	(349)	(2,005)	—
Net accumulation activity	3,788,741	109,907	410,207	6,961

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	3,788,741	109,907	410,207	6,961

Total increase (decrease) in net assets	4,352,248	119,876	480,003	7,109

Net assets at beginning of year	119,876	—	7,109	—
Net assets at end of year	$4,472,124	$119,876	$487,112	$7,109

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AQ2 Sub-Account		AS3 Sub-Account
	December 31,2020	December 31,2019	December 31,2020	December 31,2019
Operations:
Net investment income (loss)	$8	$—	$8,484	$1,090
Net realized gains (losses)	191	—	18,072	181
Net change in unrealized appreciation/(depreciation)	11,528	—	97,323	4,019
Increase (decrease) in net assets from operations	11,727	—	123,879	5,290

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	71,662	—	1,455,533	95,000
Transfers between Sub-Accounts
(including the Fixed Account), net	19,099	—	278,044	13,889
Withdrawals, surrenders, annuitizations
and contract charges	(609)	—	(6,156)	-
Net accumulation activity	90,152	—	1,727,421	108,889

Annuitization Activity:
Annuitizations
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	90,152	—	1,727,421	108,889

Total increase (decrease) in net assets	101,879	—	1,851,300	114,179

Net assets at beginning of year	—	—	114,179	—
Net assets at end of year	$101,879	$—	$1,965,479	$114,179

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AS6 Sub-Account		AQ3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(2,692)	$—	$(727)	$9
Net realized gains (losses)	14,884	—	1,428	8
Net change in unrealized appreciation/(depreciation)	97,760	—	35,988	307
Increase (decrease) in net assets from operations	109,952	—	36,689	324

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	501,763	—	343,075	3,500
Transfers between Sub-Accounts
(including the Fixed Account), net	290,319	—	(1,930)	(97)
Withdrawals, surrenders, annuitizations
and contract charges	(3,268)	—	(489)	(12)
Net accumulation activity	788,814	—	340,656	3,391

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	788,814	—	340,656	3,391

Total increase (decrease) in net assets	898,766	—	377,345	3,715

Net assets at beginning of year	—	—	3,715	—
Net assets at end of year	$898,766	$—	$381,060	$3,715

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

S STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

	AX1 Sub-Account		B18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$513	$—	$(1,587,213)	$(1,651,342)
Net realized gains (losses)	3,770	—	26,637,789	15,397,342
Net change in unrealized appreciation/(depreciation)	3,137	—	42,049,381	44,387,747
Increase (decrease) in net assets from operations	7,420	—	67,099,957	58,133,747

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	152,583	—	3,428,364	3,725,606
Transfers between Sub-Accounts
(including the Fixed Account), net	6,320	—	(17,717,489)	(9,728,137)
Withdrawals, surrenders, annuitizations
and contract charges	(299)	—	(42,903,784)	(51,694,414)
Net accumulation activity	158,604	—	(57,192,909)	(57,696,945)

Annuitization Activity:
Annuitizations	—	—	74,827	23,549
Annuity payments and contract charges	—	—	(28,750)	(13,508)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	11,151	10,066
Net annuitization activity	—	—	57,228	20,107

Net increase (decrease) from contract owner transactions	158,604	—	(57,135,681)	(57,676,838)

Total increase (decrease) in net assets	166,024	—	9,964,276	456,909

Net assets at beginning of year	—	—	390,773,237	390,316,328
Net assets at end of year	$166,024	$—	$400,737,513	$390,773,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	L33 Sub-Account		C71 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(423)	$(65)	$(255)	$(284)
Net realized gains (losses)	779	210	(232)	1,266
Net change in unrealized appreciation/(depreciation)	9,375	2,167	3,219	2,515
Increase (decrease) in net assets from operations	9,731	2,312	2,732	3,497
Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,064	25,595	—	—
Transfers between Sub-Accounts(including the Fixed Account), net	15,319	(144)	(1,109)	100
Withdrawals, surrenders, annuitizations and contract charges	(816)	(138)	(898)	(875)
Net accumulation activity	18,567	25,313	(2,007)	(775)

Annuitization Activity:

Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—
Net increase (decrease) from contract owner transactions	18,567	25,313	(2,007)	(775)
Total increase (decrease) in net assets	28,298	27,625	725	2,722
Net assets at beginning of year	27,625	—	21,229	18,507
Net assets at end of year	$55,923	$27,625	$21,954	$21,229

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C59 Sub-Account		C60 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(1,108)	$(971)	$(897,362)	$(947,184)
Net realized gains (losses)	11,849	2,801	85,154,519	5,523,482
Net change in unrealized appreciation/(depreciation)	8,809	14,041	7,161,555	11,405,519
Increase (decrease) in net assets from operations	19,550	15,871	14,418,712	15,981,817
Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,338	—	415,065	673,488
Transfers between Sub-Accounts (including the Fixed Account), net	(10,212)	10,574	(7,890,845)	(4,722,438)
Withdrawals, surrenders, annuitizations and contract charges	(13,769)	(2,207)	(6,634,517)	(9,223,283)
Net accumulation activity	(11,643)	8,367	(14,110,2977)	(13,272,233)
Annuitization Activity:

Annuitizations	—	—	8,346	29,104
Annuity payments and contract charges	—	—	(30,868)	(30,229)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	60	(1,722)
Net annuitization activity	—	—	(22,462)	(2,847)
Net increase (decrease) from contract owner transactions	(11,643)	8,367	(14,132,759)	(13,275,080)
Total increase (decrease) in net assets	7,907	24,238	285,953	2,706,737
Net assets at beginning of year	65,592	4 1,354	55,246,600	52,539,863
Net assets at end of year	$73,499	$65,592	$55,532,553	$55,246,600

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C89 Sub-Account		C90 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(2,359)	$(2,738)	$(276,568)	$(287,360)
Net realized gains (losses)	16,772	755	2,434,027	1,871,889
Net change in unrealized appreciation/(depreciation)	14,822	36,444	2,039,289	2,765,257
Increase (decrease) in net assets from operations	29,235	34,461	4,196,748	4,349,786
Contract Owner Transactions:

Accumulation Activity:

Purchase payments received	—	—	141,696	256,324
Transfers between Sub-Accounts (including the Fixed Account), net	(59,236)	18,106	(1,666,054)	(916,072)
Withdrawals, surrenders, annuitizations and contract charges	(1,742)	(5,855)	(2,153,525)	(3,037,734)
Net accumulation activity	(60,978)	12,251	(3,677,883)	(3,697,482)
Annuitization Activity:

Annuitizations	—	—	25,082	—
Annuity payments and contract charges	—	—	(7,546)	(4,120)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,245	956
Net annuitization activity	—	—	18,781	(3,164)
Net increase (decrease) from contract owner transactions	(60,978)	12,251	(3,659,102)	(3,700,646)
Total increase (decrease) in net assets	(31,743)	46,712	537,646	649,140
Net assets at beginning of year	154,346	107,634	6,597,423	5,948,283
Net assets at end of year	$122,603	$154,346	$17,135,069	$16,597,423

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C58 Sub-Account		C91 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(8,298)	$5,255	$(718)	$(181)
Net realized gains (losses)	(42,833)	724,451	106	299
Net change in unrealized appreciation/(depreciation)	540,435	261,230	14,925	2,852
Increase (decrease) in net assets from operations	489,304	990,936	14,313	2,970

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	29,133	87,849	77,378	27,143
Transfers between Sub-Accounts (including the Fixed Account), net	(151,455)	(220,746)	13,585	6,265
Withdrawals, surrenders, annuitizations and contract charges	(591,744)	(821,832)	(1,272)	(162)
Net accumulation activity	(714,066)	(954,729)	89,691	33,246

Annuitization Activity:

Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—
Net increase (decrease) from contract owner transactions	(714,066)	(954,729)	89,691	33,246
Total increase (decrease) in net assets	(224,762)	36,207	104,004	36,216
Net assets at beginning of year	4,641,220	4,605,013	36,216	—
Net assets at end of year	$4,416,458	$4,641,220	$140,220	$36,216

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(395,626)	$(84,538)	$(2,171,482)	$(2,052,839)
Net realized gains (losses)	5,235,387	6,955,620	7,886,593	20,562,445
Net change in unrealized appreciation/(depreciation)	15,374,520	13,264,132	28,188,602	17,701,255
Increase (decrease) in net assets from operations	20,214,281	2,135,214	33,903,713	36,210,861
Contract Owner Transactions:

Accumulation Activity:

Purchase payments received	1,292,147	734,476	1,537,582	1,379,979
Transfers between Sub-Accounts (including the Fixed Account), net	(1,879,053)	2,719,256	(20,674,247)	(8,403,283)
Withdrawals, surrenders, annuitizations and contract charges	(10,465,895)	(14,743,854)	(14,882,297)	(20,351,932)
Net accumulation activity	(11,052,801)	(11,290,122)	(34,018,962)	(27,375,236)
Annuitization Activity:

Annuitizations	—	—	50,700	72,677
Annuity payments and contract charges	(103)	(89)	(98,408)	(23,376)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	42	36	11,847	18,523
Net annuitization activity	(61)	(53)	(35,861)	67,824
Net increase (decrease) from contract owner transactions	(11,052,862)	(11,290,175)	(34,054,823)	(27,307,412)
Total increase (decrease) in net assets	9,161,419	8,845,039	(151,110)	8,903,449
Net assets at beginning of year	102,797,537	93,952,498	142,358,463	133,455,014
Net assets at end of year	$111,958,956	$102,797,537	$142,207,353	$142,358,463

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F88 Sub-Account		FB9 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(20,702)	$(1,669)	$(78,779)	$8,579
Net realized gains (losses)	177,705	138,362	707,221	1,070,119
Net change in unrealized appreciation/(depreciation)	193,314	178,241	638,678	669,304
Increase (decrease) in net assets from operations	350,317	314,934	1,267,120	1,748,002
Contract Owner Transactions:

Accumulation Activity:

Purchase payments received	9,372	3	50,237	423,578
Transfers between Sub-Accounts (including the Fixed Account), net	274,592	212,399	81,570	6 40,884
Withdrawals, surrenders, annuitizations and contract charges	(306,124)	(646,449)	(956,299)	(2,351,876)
Net accumulation activity	(22,160)	(434,047)	(824,492)	(1,287,414)
Annuitization Activity:

Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(22,160)	(434,047)	(824,492)	(1,287,414)
Total increase (decrease) in net assets	328,157	(119,113)	442,628	460,588
Net assets at beginning of year	2,233,208	2,352,321	11,901,135	11,440,547
Net assets at end of year	$2,561,365	$2,233,208	$12,343,763	$11,901,135

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F15 Sub-Account		F41 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(121,314)	$1,515	$(924,142)	$(793,591)
Net realized gains (losses)	1,412,102	1,578,724	(1,166,494)	6,754,658
Net change in unrealized appreciation/(depreciation)	1,199,575	1,527,161	16,301,457	9,323,427
Increase (decrease) in net assets from operations	2,490,363	3,125,400	14,210,821	15,284,494
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	71,199	9 1,612	824,433	1,041,115
Transfers between Sub-Accounts (including the Fixed Account), net	947,943	(13,515)	(8,568,875)	(1,247,656)
Withdrawals, surrenders, annuitizations and contract charges	(1,431,763)	(2,368,849)	(8,593,869)	(14,494,177)
Net accumulation activity	(412,621)	(2,290,752)	(16,338,311)	(14,700,718)
Annuitization Activity:
Annuitizations	—	—	38,510	64,694
Annuity payments and contract charges	—	—	(21,060)	(14,854)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(583)	436
Net annuitization activity	—	—	16,867	50,276
Net increase (decrease) from contract owner transactions	(412,621)	(2,290,752)	(16,321,444)	(14,650,442)
Total increase (decrease) in net assets	2,077,742	834,648	(2,110,623)	634,052
Net assets at beginning of year	19,154,940	18,320,292	77,323,129	76,689,077
Net assets at end of year	$21,232,682	$19,154,940	$75,212,506	$77,323,129

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FE3 Sub-Account		F19 Sub-Account[3]
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$2,039,978	$(2,995,279)	$403	$—
Net realized gains (losses)	2,985,128	2,123,375	811	—
Net change in unrealized appreciation/(depreciation)	6,217,561	33,329,453	8,595	—
Increase (decrease) in net assets from operations	11,242,667	32,457,549	9,809	—
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,909,259	2,049,780	91,438	—
Transfers between Sub-Accounts (including the Fixed Account), net	1,488,619	(5,245,049)	850	—
Withdrawals, surrenders, annuitizations and contract charges	(22,676,218)	(32,806,123)	(363)	—
Net accumulation activity	(19,278,340)	(36,001,392)	91,925	—
Annuitization Activity:
Annuitizations	89,906	92,008	—
Annuity payments and contract charges	(69,551)	(14,461)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(835)	398	—	—
Net annuitization activity	19,520	77,945	—	—
Net increase (decrease) from contract owner transactions	(19,258,820)	(35,923,447)	91,925	—
Total increase (decrease) in net assets	(8,016,153)	(3,465,898)	101,734	—
Net assets at beginning of year	220,190,765	223,656,663	—	—
Net assets at end of year	$212,174,612	$220,190,765	$101,734	$—

3 The activities for this Sub-Account are for the period of May 1, 2020 to December 31, 2020. Refer to Note 1 for details on new Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	T21 Sub-Account		T20 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$476,820	$(148,702)	$1,180,237	$242
Net realized gains (losses)	2,103,915	739,656	(4,417,209)	(438,822)
Net change in unrealized appreciation/(depreciation)	231,098	3,955,027	1,492,045	8,345,887
Increase (decrease) in net assets from operations	2,811,833	4,545,981	(1,744,927)	7,909,307
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	223,803	298,669	961,062	1,178,503
Transfers between Sub-Accounts (including the Fixed Account), net	(1,851,968)	(1,025,610)	2,992,494	3,369,456
Withdrawals, surrenders, annuitizations and contract charges	(2,302,379)	(3,596,228)	(8,570,320)	(12,423,697)
Net accumulation activity	(3,930,544)	(4,323,169)	(4,616,764)	(7,875,738)
Annuitization Activity:
Annuitizations	—	11,215	42,942	104,714
Annuity payments and contract charges	(5,211)	(3,961)	(59,099)	(22,863)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(197)	383	(301)	2,407
Net annuitization activity	(5,408)	7,637	(16,458)	84,258
Net increase (decrease) from contract owner transactions	(3,935,952)	(4,315,532)	(4,633,222)	(7,791,480)
Total increase (decrease) in net assets	(1,124,119)	230,449	(6,378,149)	117,827
Net assets at beginning of year	20,664,498	20,434,049	77,960,240	77,842,413
Net assets at end of year	$19,540,379	$2 0,664,498	$71,582,091	$77,960,240

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FE6 Sub-Account		T59 Sub-Account
	December 31, 2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(39,181)	$496,591	$2 38,704	$219,033
Net realized gains (losses)	5,681,543	1,650,573	(157,882)	(34,844)
Net change in unrealized appreciation/(depreciation)	(3,364,845)	2,127,360	(381,491)	(164,682)
Increase (decrease) in net assets from operations	2,277,517	4,274,524	(300,669)	19,507
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	274,985	136,134	119,301	4,145
Transfers between Sub-Accounts (including the Fixed Account), net	(77,570)	(164,358)	438,912	138,537
Withdrawals, surrenders, annuitizations and contract charges	(3,064,294)	(2,893,088)	(861,394)	(617,690)
Net accumulation activity	(2,866,879)	(2,921,312)	(303,181)	(475,008)
Annuitization Activity:
Annuitizations	—	—	—	6,742
Annuity payments and contract charges	—	—	(328)	(1,386)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(21)	540
Net annuitization activity	—	—	(349)	5,896
Net increase (decrease) from contract owner transactions	(2,866,879)	(2,921,312)	(303,530)	(469,112)
Total increase (decrease) in net assets	(589,362)	1,353,212	(604,199)	(449,605)
Net assets at beginning of year	26,197,758	24,844,546	4,468,153	4,917,758
Net assets at end of year	$25,608,396	$26,197,758	$3,863,954	$4,468,153

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F56 Sub-Account		F59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$180,965	$150,897	$2,061,365	$2,057,991
Net realized gains (losses)	(1,133,583)	2,065,772	(1,213,772)	681,987
Net change in unrealized appreciation/(depreciation)	1,650,738	(362,298)	(1,454,794)	4,947,386
Increase (decrease) in net assets from operations	698,120	1,854,371	(607,201)	7,687,364

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	203,806	305,174	930,823	489,312
Transfers between Sub-Accounts
(including the Fixed Account), net	82,776	395,311	2,059,042	169,971
Withdrawals, surrenders, annuitizations
and contract charges	(1,432,080)	(2,834,265)	(6,704,965)	(10,178,274)
Net accumulation activity	(1,145,498)	(2,133,780)	(3,715,100)	(9,518,991)
Annuitization Activity:
Annuitizations	—	—	61,935	9,218
Annuity payments and contract charges	(3,212)	(4,606)	(8,402)	(3,285)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	97	115	(541)	856
Net annuitization activity	(3,115)	(4,491)	52,992	6,789

Net increase (decrease) from contract owner transactions	(1,148,613)	(2,138,271)	(3,662,108)	(9,512,202)
Total increase (decrease) in net assets	(450,493)	(283,900)	(4,269,309)	(1,824,838)
Net assets at beginning of year	14,491,099	14,774,999	55,707,188	57,532,026
Net assets at end of year	$14,040,606	$51,437,879	$14,491,099	$55,707,188

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	FF0 Sub-Account		F54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$58,328	$55,308	$1,384,554	$139,656
Net realized gains (losses)	(10,858)	42,736	1,021,755	15,538,672
Net change in unrealized appreciation/(depreciation)	(53,327)	133,681	(7,198,773)	7,202,452
Increase (decrease) in net assets from operations	(5,857)	231,725	(4,792,464)	22,880,780

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	9,370	14,259	1,039,908	1,529,139
Transfers between Sub-Accounts
(including the Fixed Account), net	60,216	(84,945)	10,144,234	(2,608,790)
Withdrawals, surrenders, annuitizations
and contract charges	(83,039)	(426,662)	(11,487,226)	(18,783,857)
Net accumulation activity	(13,453)	(497,348)	(303,084)	(19,863,508)

Annuitization Activity:
Annuitizations	—	—	79,472	92,633
Annuity payments and contract charges	—	—	(61,252)	(16,051)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(431)	1,415
Net annuitization activity	—	—	17,789	77,997

Net increase (decrease) from contract owner transactions	(13,453)	(497,348)	(285,295)	(19,785,511)
Total increase (decrease) in net assets	(19,310)	(265,623)	(5,077,759)	3,095,269
Net assets at beginning of year	1,539,309	1,804,932	121,896,779	118,801,510
Net assets at end of year	$1,519,999	$1,539,309	$116,819,020	$121,896,779

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FG8 Sub-Account		F53 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$2,561	$(363)	$(282)	$(142,055)
Net realized gains (losses)	(5,524)	8,988	(2,139,353)	2,318,126
Net change in unrealized appreciation/(depreciation)	(837)	38,793	4,224,263	2,835,195
Increase (decrease) in net assets from operations	(3,800)	47,418	2,084,628	5,011,266

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	423,567	598,035
Transfers between Sub-Accounts
(including the Fixed Account), net	11,283	(67,315)	(1,524,111)	(1,439,022)
Withdrawals, surrenders, annuitizations
and contract charges	(8,487)	(30,365)	(2,538,090)	(3,926,163)
Net accumulation activity	2,796	(97,680)	(3,638,634)	(4,767,150)

Annuitization Activity:
Annuitizations	—	—	—	6,512
Annuity payments and contract charges	—	—	(937)	(1,438)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	18	269
Net annuitization activity	—	—	(919)	5,343
Net increase (decrease) from contract owner transactions	2,796	(97,680)	(3,639,553)	(4,761,807)
Total increase (decrease) in net assets	(1,004)	(50,262)	(1,554,925)	249,459
Net assets at beginning of year	224,329	274,591	22,684,408	22,434,949
Net assets at end of year	$223,325	$224,329	$21,129,483	$22,684,408

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	FJ9 Sub-Account		T28 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(100)	$(1,790)	$350,784	$435,390
Net realized gains (losses)	(23,834)	13,848	(466,053)	(283,096)
Net change in unrealized appreciation/(depreciation)	57,371	57,431	211,246	632,479
Increase (decrease) in net assets from operations	33,437	69,489	95,977	784,773

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	272,868	317,185
Transfers between Sub-Accounts
(including the Fixed Account), net	(15,489)	(36,102)	263,565	889,681
Withdrawals, surrenders, annuitizations
and contract charges	(19,064)	(172,157)	(1,787,049)	(2,420,381)
Net accumulation activity	(34,553)	(208,259)	(1,250,616)	(1,213,515)
Annuitization Activity:
Annuitizations	—	—	23,303	7,102
Annuity payments and contract charges	—	—	(2,967)	(1,478)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(44)	593
Net annuitization activity	—	—	20,292	6,217

Net increase (decrease) from contract owner transactions	(34,553)	(208,259)	(1,230,324)	(1,207,298)
Total increase (decrease) in net assets	(1,116)	(138,770)	(1,134,347)	(422,525)
Net assets at beginning of year	261,610	400,380	12,325,639	12,748,164
Net assets at end of year	$260,494	$261,610	$11,191,292	$12,325,639

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	FJ0 Sub-Account		G03 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$4,397	$5,387	$47	$293
Net realized gains (losses)	(2,267)	(5,902)	4,329	1,277
Net change in unrealized appreciation/(depreciation)	(917)	12,705	5,873	115
Increase (decrease) in net assets from operations	1,213	12,190	10,249	1,685

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	12,856	92,159	35,000
Transfers between Sub-Accounts
(including the Fixed Account), net	5,853	(7,890)	2,869	(117)
Withdrawals, surrenders, annuitizations
and contract charges	(20,147)	(81,874)	(449)	(30)
Net accumulation activity	(14,294)	(76,908)	94,579	34,853

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(14,294)	(76,908)	94,579	34,853
Total increase (decrease) in net assets	(13,081)	(64,718)	104,828	36,538
Net assets at beginning of year	155,855	220,573	36,538	—
Net assets at end of year	$142,774	$155,855	$141,366	$36,538

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	H24 Sub-Account		H32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(6,481)	$8,987	$(15,459)	$(16,167)
Net realized gains (losses)	(16,851)	(22,842)	57,151	166,104
Net change in unrealized appreciation/(depreciation)	23,933	60,335	97,776	64,584
Increase (decrease) in net assets from operations	601	46,480	139,468	214,521

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	—	15,963
Transfers between Sub-Accounts
(including the Fixed Account), net	64,064	44,656	(79,178)	(69,240)
Withdrawals, surrenders, annuitizations
and contract charges	(61,182)	(166,443)	(63,686)	(175,512)
Net accumulation activity	2,882	(121,787)	(142,864)	(228,789)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	2,882	(121,787)	(142,864)	(228,789)
Total increase (decrease) in net assets	3,483	(75,307)	(3,396)	(14,268)
Net assets at beginning of year	783,087	858,394	1,040,138	1,054,406
Net assets at end of year	$786,570	$783,087	$1,036,742	$1,040,138

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(49,140)	$(67,790)	$104,206	$(990)
Net realized gains (losses)	(386,463)	274,654	(1,674,556)	2,998,534
Net change in unrealized appreciation/(depreciation)	643,276	879,227	2,101,597	2,129,231
Increase (decrease) in net assets from operations	207,673	1,086,091	531,247	5,126,775

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	73,987	67,510	371,908	294,127
Transfers between Sub-Accounts
(including the Fixed Account), net	(140,265)	39,910	(251,781)	(1,186,324)
Withdrawals, surrenders, annuitizations
and contract charges	(1,013,771)	(860,092)	(2,780,852)	(2,842,232)
Net accumulation activity	(1,080,049)	(752,672)	(2,660,725)	(3,734,429)

Annuitization Activity:
Annuitizations	—	4,213	57,519	7,688
Annuity payments and contract charges	(399)	(262)	(11,789)	(1,627)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	34	108	(70)	(2)
Net annuitization activity	(365)	4,059	45,660	6,059

Net increase (decrease) from contract owner transactions	(1,080,414)	(748,613)	(2,615,065)	(3,728,370)
Total increase (decrease) in net assets	(872,741)	337,478	(2,083,818)	1,398,405
Net assets at beginning of year	5,387,511	5,050,033	25,022,831	23,624,426
Net assets at end of year	$4,514,770	$5,387,511	$22,939,013	$25,022,831

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	AB3 Sub-Account		V11 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$180	$-	$491,053	$587,687
Net realized gains (losses)	97	—	1,946,775	5,300,927
Net change in unrealized appreciation/(depreciation)	438	—	5,431,972	9,074,976
Increase (decrease) in net assets from operations	715	—	7,869,800	14,963,590

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	284,981	—	809,762	575,447
Transfers between Sub-Accounts
(including the Fixed Account), net	1,039	—	(1,866,122)	(2,897,632)
Withdrawals, surrenders, annuitizations
and contract charges	(53)	—	(8,581,046)	(11,089,887)
Net accumulation activity	285,967	—	(9,637,406)	(13,412,072)

Annuitization Activity:
Annuitizations	—	—	—	86,152
Annuity payments and contract charges	—	—	(17,002)	(16,375)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	7,432	(9,742)
Net annuitization activity	—	—	(9,570)	60,035

Net increase (decrease) from contract owner transactions	285,967	—	(9,646,976)	(13,352,037)
Total increase (decrease) in net assets	286,682	—	(1,777,176)	1,611,553
Net assets at beginning of year	—	—	88,979,408	87,367,855
Net assets at end of year	$286,682	$-	$87,202,232	$88,979,408

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	AC1 Sub-Account		J88 Sub-Account
	December 31,	December 31	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$7,765	$(11,552)	$12,293	$301,610
Net realized gains (losses)	80,943	201,446	466,327	(74,563)
Net change in unrealized appreciation/(depreciation)	231,265	387,748	1,607,151	2,153,039
Increase (decrease) in net assets from operations	319,973	577,642	2,085,771	2,380,086

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	23,272	73,422	669,853	391,144
Transfers between Sub-Accounts
(including the Fixed Account), net	(137,088)	(123,396)	6,088,128	4,179,157
Withdrawals, surrenders, annuitizations
and contract charges	(253,439)	(580,329)	(5,798,816)	(4,728,268)
Net accumulation activity	(367,255)	(630,303)	959,165	(157,967)

Annuitization Activity:
Annuitizations	—	7,878	—	—
Annuity payments and contract charges	(1,785)	(1,723)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1)	(2)	—	—
Net annuitization activity	(1,786)	6,153	—	—

Net increase (decrease) from contract owner transactions	(369,041)	(624,150)	959,165	(157,967)
Total increase (decrease) in net assets	(49,068)	(46,508)	3,044,936	2,222,119
Net assets at beginning of year	2,379,791	2,426,299	40,491,756	38,269,637
Net assets at end of year	$2,330,723	$2,379,791	$43,536,692	$40,491,756

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	L16 Sub-Account		L18 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$503	$—	$(367,216)	$(378,753)
Net realized gains (losses)	1	—	3,246,788	1,489,555
Net change in unrealized appreciation/(depreciation)	402	—	4,119,766	5,293,168
Increase (decrease) in net assets from operations	906	—	6,999,338	6,403,970

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,000	—	715,664	351,627
Transfers between Sub-Accounts
(including the Fixed Account), net	4,735	—	(4,456,266)	(1,856,636)
Withdrawals, surrenders, annuitizations
and contract charges	(30)	—	(2,906,160)	(3,518,361)
Net accumulation activity	14,705	—	(6,646,762)	(5,023,370)

Annuitization Activity:
Annuitizations	—	—	4,115	20,405
Annuity payments and contract charges	—	—	(9,822)	(3,909)
Transfers between Sub-Accounts, net	—	—
Adjustments to annuity reserves	—	—	345	1,172
Net annuitization activity	—	—	(5,362)	17,668

Net increase (decrease) from contract owner transactions	14,705	—	(6,652,124)	(5,005,702)

Total increase (decrease) in net assets	15,611	—	347,214	1,398,268

Net assets at beginning of year			21,837,274	20,439,006
Net assets at end of year	$15,611	$—	$22,184,488	$21,837,274

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	L17 Sub-Account		M07 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(138,553)	$(162,800)	$2,495,110	$2,810,137
Net realized gains (losses)	(1,630,317)	(819,895)	10,660,149	11,284,414
Net change in unrealized appreciation/(depreciation)	2,892,646	6,717,165	9,215,176	38,023,976
Increase (decrease) in net assets from operations	1,123,776	5,734,470	22,370,435	52,118,527

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	615,913	591,927	4,534,260	6,508,994
Transfers between Sub-Accounts
(including the Fixed Account), net	1,151,032	(1,537,767)	(3,334,643)	4,016
Withdrawals, surrenders, annuitizations
and contract charges	(3,334,481)	(4,404,020)	(30,460,272)	(41,350,526)
Net accumulation activity	(1,567,536)	(5,349,860)	(29,260,655)	(34,837,516)

Annuitization Activity:
Annuitizations	17,785	—	186,523	551,723
Annuity payments and contract charges	(2,405)	(457)	(772,636)	(626,069)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(33)	60	(159,668)	(144,403)
Net annuitization activity	15,347	(397)	(745,781)	(218,749)

Net increase (decrease) from contract owner transactions	(1,552,189)	(5,350,257)	(30,006,436)	(35,056,265)

Total increase (decrease) in net assets	(428,413)	384,213	(7,636,001)	17,062,262

Net assets at beginning of year	31,755,340	31,371,127	308,554,370	291,492,108
Net assets at end of year	$31,326,927	$3 1,755,340	$300,918,369	$308,554,370

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M35 Sub-Account		M31 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$1,072,171	$1,305,357	$(2,231,591)	$	$(2,101,659)
Net realized gains (losses)	10,396,945	11,524,721	24,818,674		25,200,385
Net change in unrealized appreciation/(depreciation)	7,326,218	35,380,547	19,110,898		21,375,801
Increase (decrease) in net assets from operations	18,795,334	48,210,625	41,697,981		44,474,527

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,490,689	6,902,336	1,945,405		2,758,299
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,027,764)	(3,124,405)	(6,803,537)		(2,446,975)
Withdrawals, surrenders, annuitizations
and contract charges	(37,642,408)	(47,584,143)	(18,311,369)		(20,744,131)
Net accumulation activity	(37,179,483)	(43,806,212)	(23,169,501)		(20,432,807)

Annuitization Activity:
Annuitizations	892,369	—	490,847		73,254
Annuity payments and contract charges	(82,149)	(55,985)	(146,367)		(92,678)
Transfers between Sub-Accounts, net	—	—	—		—
Adjustments to annuity reserves	(49,256)	(17,100)	(28,303)		(34,115)
Net annuitization activity	760,964	(73,085)	316,177		(53,539)

Net increase (decrease) from contract owner transactions	(36,418,519)	(43,879,297)	(22,853,324)		(20,486,346)

Total increase (decrease) in net assets	(17,623,185)	4,331,328	18,844,657		23,988,181

Net assets at beginning of year	286,329,571	281,998,243	152,966,150		128,977,969
Net assets at end of year	$268,706,386	$286,329,571	$171,810,807		$152,966,150

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M80 Sub-Account			MF1 Sub-Account
	December 31, 2020	December 31, 2019		December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(370,732)	$	$(348,891)	$(345,667)	$	$(340,028)
Net realized gains (losses)	4,050,481		3,532,393	2,930,360		4,005,370
Net change in unrealized appreciation/(depreciation)	1,969,149		3,209,092	4,893,261		3,422,127
Increase (decrease) in net assets from operations	5,648,898		6,392,594	7,477,954		7,087,469

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	187,802		388,108	551,524		650,560
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,003,187)		(259,935)	(1,126,274)		(591,038)
Withdrawals, surrenders, annuitizations
and contract charges	(2,773,116)		(3,018,934)	(3,151,794)		(3,603,632)
Net accumulation activity	(3,588,501)		(2,890,761)	(3,726,544)		(3,544,110)

Annuitization Activity:
Annuitizations	—		33,548	—		87,667
Annuity payments and contract charges	(12,069)		(6,145)	(40,174)		(29,439)
Transfers between Sub-Accounts, net	—		—	—		—
Adjustments to annuity reserves	(1,295)		965	4,262		(2,822)
Net annuitization activity	(13,364)		28,368	(35,912)		55,406

Net increase (decrease) from contract owner transactions	(3,601,865)		(2,862,393)	(3,762,456)		(3,488,704)

Total increase (decrease) in net assets	2,047,033		3,530,201	3,715,498		3,598,765

Net assets at beginning of year	22,382,240		18,852,039	23,780,230		20,181,465
Net assets at end of year	$24,429,273		$22,382,240	$27,495,728		$23,780,230

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M41 Sub-Account		M05 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(427,548)	$(424,939)	$(768,720)	$(743,513)
Net realized gains (losses)	3,661,112	4,365,724	7,387,494	9,575,640
Net change in unrealized appreciation/(depreciation)	4,494,518	3,846,452	14,226,779	7,809,540
Increase (decrease) in net assets from operations	7,728,082	7,787,237	20,845,553	16,641,667

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	452,016	603,043	1,049,603	1,353,242
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,705,280)	(2,150,626)	(4,407,955)	(2,139,302)
Withdrawals, surrenders, annuitizations
and contract charges	(3,150,347)	(3,972,744)	(6,332,700)	(7,030,419)
Net accumulation activity	(4,403,611)	(5,520,327)	(9,691,052)	(7,816,479)

Annuitization Activity:
Annuitizations	3,185	25,225	86,078	48,955
Annuity payments and contract charges	(16,662)	(12,706)	(26,611)	(32,284)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	879	191	(10,969)	1,560
Net annuitization activity1	(12,598)	12,710	48,498	18,231

Net increase (decrease) from contract owner transactions	(4,416,209)	(5,507,617)	(9,642,554)	(7,798,248)

Total increase (decrease) in net assets	3,311,873	2,279,620	11,202,999	8,843,419

Net assets at beginning of year	25,548,387	23,268,767	53,070,736	44,227,317
Net assets at end of year	$28,860,260	$25,548,387	$64,273,735	$53,070,736

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M42 Sub-Account		M89 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(590,793)	$(610,750)	$6,732,233	$6,917,120
Net realized gains (losses)	6,612,334	8,789,298	(535,370)	(1,294,208)
Net change in unrealized appreciation/(depreciation)	7,317,893	3,759,741	16,489,384	29,519,797
Increase (decrease) in net assets from operations	13,339,434	11,938,289	22,686,247	35,142,709

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	837,332	918,968	3,445,443	3,176,590
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,366,550)	(4,435,252)	19,184,928	19,142,277
Withdrawals, surrenders, annuitizations
and contract charges	(4,273,911)	(6,481,255)	(46,438,932)	(59,270,132)
Net accumulation activity	(10,803,129)	(9,997,539)	(23,808,561)	(36,951,265)

Annuitization Activity:
Annuitizations	13,060	59,763	289,484	118,557
Annuity payments and contract charges	(27,593)	(8,115)	(60,855)	(28,095)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,926)	1,132	(1,571)	2,096
Net annuitization activity	(16,459)	52,780	227,058	92,558

Net increase (decrease) from contract owner transactions	(10,819,588)	(9,944,759)	(23,581,503)	(36,858,707)

Total increase (decrease) in net assets	2,519,846	1,993,530	(895,256)	(1,715,998)

Net assets at beginning of year	36,002,846	34,009,316	438,069,818	439,785,816
Net assets at end of year	$38,522,692	$36,002,846	$437,174,562	$438,069,818

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M82 Sub-Account		M44 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(1,261,861)	$(1,273,960)	$900,993	$2,521,573
Net realized gains (losses)	6,883,244	17,084,271	1,349,249	(802,242)
Net change in unrealized appreciation/(depreciation)	9,694,930	14,996,133	816,073	18,956,238
Increase (decrease) in net assets from operations	15,316,313	30,806,444	3,066,315	20,675,569

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	740,664	1,000,177	2,895,627	1,973,302
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,184,664)	(7,263,573)	(1,547,233)	(347,853)
Withdrawals, surrenders, annuitizations
and contract charges	(11,341,658)	(16,837,169)	(13,908,437)	(15,962,903)
Net accumulation activity	(15,785,658)	(23,100,565)	(12,560,043)	(14,337,454)

Annuitization Activity:
Annuitizations	77,318	74,853	135,954	75,771
Annuity payments and contract charges	(75,629)	(10,075)	(150,661)	(103,119)
Transfers between Sub-Accounts,	—	—	—	—
net Adjustments to annuity reserves	(975)	55	(9,663)	20,118
Net annuitization activity	714	64,833	(24,370)	(7,230)

Net increase (decrease) from contract owner transactions	(15,784,944)	(23,035,732)	(12,584,413)	(14,344,684)

Total increase (decrease) in net assets	(468,631)	7,770,712	(9,518,098)	6,330,885

Net assets at beginning of year	116,695,377	108,924,665	100,358,195	94,027,310
Net assets at end of year	$116,226,746	$116,695,377	$90,840,097	$100,358,195

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M40 Sub-Account		M83 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$228,485	$1,019,766	$(94,507)	$1,064,843
Net realized gains (losses)	2,705,515	1,117,896	10,096,030	17,018,729
Net change in unrealized appreciation/(depreciation)	(924,372)	8,116,274	(7,136,333)	34,673,474
Increase (decrease) in net assets from operations	2,009,628	10,253,936	2,865,190	52,757,046

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	752,164	738,857	3,275,677	3,680,792
Transfers between Sub-Accounts
(including the Fixed Account), net	(582,911)	(2,320,992)	2,123,225	(6,971,305)
Withdrawals, surrenders, annuitizations
and contract charges	(5,843,618)	(8,081,319)	(24,983,153)	(33,688,999)
Net accumulation activity	(5,674,365)	(9,663,454)	(19,584,251)	(36,979,512)

Annuitization Activity:
Annuitizations	8,498	5,388	156,613	374,465
Annuity payments and contract charges	(1,099)	(1,291)	(276,204)	(234,416)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	97	543	15,422	(7,668)
Net annuitization activity	7,496	4,640	(104,169)	132,381

Net increase (decrease) from contract owner transactions	(5,666,869)	(9,658,814)	(19,688,420)	(36,847,131)

Total increase (decrease) in net assets	(3,657,241)	595,122	(16,823,230)	15,909,915

Net assets at beginning of year	49,315,500	48,720,378	219,810,033	203,900,118
Net assets at end of year	$45,658,259	$49,315,500	$202,986,803	$219,810,033

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(299,321 $ )	$217,499	$485,377 $	$123,630
Net realized gains (losses)	3,575,923	4,804,766	27,049,523	36,384,132
Net change in unrealized appreciation/(depreciation)	(1,485,425)	20,169,467	2,198,772	21,892,323
Increase (decrease) in net assets from operations	1,791,177	25,191,732	29,733,672	58,400,085

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,155,890	1,991,718	4,483,287	6,304,159
Transfers between Sub-Accounts
(including the Fixed Account), net	2,746,821	(5,709,666)	(5,852,825)	(3,897,280)
Withdrawals, surrenders, annuitizations
and contract charges	(11,629,249)	(16,709,517)	(30,577,233)	(36,462,734)
Net accumulation activity	(7,726,538)	(20,427,465)	(31,946,771)	(34,055,855)

Annuitization Activity:
Annuitizations	39,924	—	417,090	730,512
Annuity payments and contract charges	(52,765)	(57,015)	(568,706)	(468,340)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,897)	699	(79,420)	127,532
Net annuitization activity	(14,738)	(56,316)	(231,036)	389,704

Net increase (decrease) from contract owner transactions	(7,741,276)	(20,483,781)	(32,177,807)	(33,666,151)

Total increase (decrease) in net assets	(5,950,099)	4,707,951	(2,444,135)	24,733,934

Net assets at beginning of year	104,013,424	99,305,473	251,155,159	226,421,225
Net assets at end of year	$98,063,325	$104,013,424	$248,711,024	$251,155,159

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(172,699)	$(275,132)	$998,201	$1,158,691
Net realized gains (losses)	5,346,337	8,847,810	545,990	(289,863)
Net change in unrealized appreciation/(depreciation)	1,189,987	5,301,682	2,571,451	5,159,392
Increase (decrease) in net assets from operations	6,363,625	13,874,360	4,115,642	6,028,220

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	566,911	1,141,801	1,095,391	920,502
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,738,056)	(1,966,539)	3,976,865	876,184
Withdrawals, surrenders, annuitizations
and contract charges	(8,118,916)	(8,948,781)	(8,461,412)	(7,438,682)
Net accumulation activity	(10,290,061)	(9,773,519)	(3,389,156)	(5,641,996)

Annuitization Activity:
Annuitizations	53,611	58,286	—	84,557
Annuity payments and contract charges	(61,234)	(26,877)	(58,525)	(86,119)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,561	4,055	5,944	(4,559)
Net annuitization activity	(6,062)	35,464	(52,581)	(6,121)

Net increase (decrease) from contract owner transactions	(10,296,123)	(9,738,055)	(3,441,737)	(5,648,117)

Total increase (decrease) in net assets	(3,932,498)	4,136,305	673,905	380,103

Net assets at beginning of year	59,738,770	55,602,465	48,982,248	48,602,145
Net assets at end of year	$55,806,272	$59,738,770	$49,656,153	$48,982,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company) STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA0 Sub-Account		MC2 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$1,798,826	$2,293,161	$(674,539)	$(621,307)
Net realized gains (losses)	616,901	(438,794)	10,708,324	21,108,323
Net change in unrealized appreciation/(depreciation)	5,753,274	12,285,001	4,743,377	5,216,051
Increase (decrease) in net assets from operations	8,169,001	14,139,368	14,777,162	25,703,067

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,142,207	1,777,130	2,636,493	1,958,287
Transfers between Sub-Accounts
(including the Fixed Account), net	5,536,618	5,713,341	(2,523,267)	(3,280,378)
Withdrawals, surrenders, annuitizations
and contract charges	(14,634,342)	(16,826,655)	(13,126,100)	(12,766,386)
Net accumulation activity	(6,955,517)	(9,336,184)	(13,012,874)	(14,088,477)

Annuitization Activity:
Annuitizations	–	33,441	46,906	92,911
Annuity payments and contract charges	(16,542)	(15,641)	(126,511)	(117,234)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	(8,168)	(12,872)	16,120	18,667
Net annuitization activity	(24,710)	4,928	(63,485)	(5,656)

Net increase (decrease) from contract owner transactions	(6,980,227)	(9,331,256)	(13,076,359)	(14,094,133)

Total increase (decrease) in net assets	1,188,774	4,808,112	1,700,803	11,608,934

Net assets at beginning of year	119,375,562	114,567,450	99,104,962	87,496,028
Net assets at end of year	$120,564,336	$119,375,562	$100,805,765	$99,104,962

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company) STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(468,809)	$(438,246)	$239,510	$(125,824)
Net realized gains (losses)	3,179,069	6,454,328	849,639	667,824
Net change in unrealized appreciation/(depreciation)	4,159,041	4,325,042	14,517	2,215,434
Increase (decrease) in net assets from operations	6,869,301	10,341,124	1,103,666	2,757,434

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,378,614	1,062,736	349,336	150,435
Transfers between Sub-Accounts
(including the Fixed Account), net	1,444,467	(500,463)	(614,100)	34,308
Withdrawals, surrenders, annuitizations
and contract charges	(4,081,834)	(6,462,132)	(1,848,288)	(1,729,964)
Net accumulation activity	(1,258,753)	(5,899,859)	(2,113,052)	(1,545,221)

Annuitization Activity:
Annuitizations	76,139	28,759	—	10,957
Annuity payments and contract charges	(52,334)	(28,944)	(20,763)	(22,815)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	4,448	9,410	2,627	1,669
Net annuitization activity	28,253	9,225	(18,136)	(10,189)

Net increase (decrease) from contract owner transactions	(1,230,500)	(5,890,634)	(2,131,188)	(1,555,410)

Total increase (decrease) in net assets	5,638,801	4,450,490	(1,027,522)	1,202,024

Net assets at beginning of year	40,168,506	35,718,016	16,599,951	15,397,927
Net assets at end of year	$45,807,307	$40,168,506	$15,572,429	$16,599,951

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA1 Sub-Account		MC4 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$205,334	$(200,474)	$(9,981)	$93,544
Net realized gains (losses)	1,343,925	1,098,129	9,625	(70,361)
Net change in unrealized appreciation/(depreciation)	192,459	1,821,414	781,883	389,041
Increase (decrease) in net assets from operations	1,741,718	2,719,069	781,527	412,224

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	175,317	131,373	210,162	63,618
Transfers between Sub-Accounts
(including the Fixed Account), net	139,024	(574,962)	448,794	809,924
Withdrawals, surrenders, annuitizations
and contract charges	(1,791,559)	(2,456,171)	(1,093,793)	(910,700)
Net accumulation activity	(1,477,218)	(2,899,760)	(434,837)	(37,158)

Annuitization Activity:
Annuitizations	–	–	–	30,644
Annuity payments and contract charges	(84)	(78)	(8,593)	(8,153)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	19	29	(2,865)	27,746
Net annuitization activity	(65)	(49)	(11,458)	50,237

Net increase (decrease) from contract owner transactions	(1,477,283)	(2,899,809)	(446,295)	13,079

Total increase (decrease) in net assets	264,435	(180,740)	335,232	425,303

Net assets at beginning of year	15,637,358	15,818,098	9,214,260	8,788,957
Net assets at end of year	$15,901,793	$15,637,358	$9,549,492	$9,214,260

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company) STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MC5 Sub-Account		MC6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(4,498)	$3,803	$(417,452)	$(393,912)
Net realized gains (losses)	6,655	1,636	7,575,457	9,508,610
Net change in unrealized appreciation/(depreciation)	63,299	24,296	919,548	4,100,002
Increase (decrease) in net assets from operations	65,456	29,735	8,077,553	13,214,700

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	851	360	905,777	1,547,806
Transfers between Sub-Accounts
(including the Fixed Account), net	36,731	77,739	(852,447)	(1,694,111)
Withdrawals, surrenders, annuitizations
and contract charges	(67,863)	(126,411)	(6,788,021)	(6,410,296)
Net accumulation activity	(30,281)	(48,312)	(6,734,691)	(6,556,601)

Annuitization Activity:
Annuitizations	–	–	472	139,111
Annuity payments and contract charges	–	–	(56,507)	(94,675)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	–	–	19,154	11,710
Net annuitization activity	–	–	(36,881)	56,146
Net increase (decrease) from contract owner transactions	(30,281)	(48,312)	(6,771,572)	(6,500,455)

Total increase (decrease) in net assets	35,175	(18,577)	1,305,981	6,714,245

Net assets at beginning of year	803,500	822,077	48,073,037	41,358,792
Net assets at end of year	$838,675	$803,500	$49,379,018	$48,073,037

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

 FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MC7 Sub-Account		MC8 Sub-Account
	December 31, 2020	December 31, 2019		December 31, 2020		December 31, 2019
Operations:
Net investment income (loss)	$(29,748)	$(25,769)	$	$(90,2709)	$	$(286,056)
Net realized gains (losses)	253,263	319,870		11,109,700		14,108,455
Net change in unrealized appreciation/(depreciation)	193,664	258,452		(215,005)		7,052,565
Increase (decrease) in net assets from operations	417,179	552,553		10,804,416		20,874,964

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	121,588	65,239		1,412,178		1,038,573
Transfers between Sub-Accounts
(including the Fixed Account), net	376,939	(29,158)		(1,446,525)		(1,489,416)
Withdrawals, surrenders, annuitizations
and contract charges	(86,939)	(237,130)		(9,455,544)		(10,910,669)
Net accumulation activity	411,588	(201,049)		(9,489,891)		(11,361,512)

Annuitization Activity:
Annuitizations	14,921	–		187,326		105,014
Annuity payments and contract charges	(3,187)	–		(111,789)		(417,982)
Transfers between Sub-Accounts, net	–	–		–		–
Adjustments to annuity reserves	(3)	–		(19,987)		7,337
Net annuitization activity	11,731	–		55,550		(305,631)

Net increase (decrease) from contract owner transactions	423,319	(201,049)		(9,434,341)		(11,667,143)

Total increase (decrease) in net assets	840,498	351,504		1,370,075		9,207,821

Net assets at beginning of year	2,098,442	1,746,938		82,722,075		73,514,254
Net assets at end of year	$2,938,940	$2,098,442		$84,092,150		$82,722,075

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MC9 Sub-Account		MD0 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$(19,847)	$(39,942)	$128,231	$554,241
Net realized gains (losses)	687,608	802,000	2,473,100	2,141,813
Net change in unrealized appreciation/(depreciation)	(94,293)	489,821	(1,012,374)	2,378,266
Increase (decrease) in net assets from operations	573,468	1,251,879	1,588,957	5,074,320

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	127,916	216,974	528,959	453,118
Transfers between Sub-Accounts
(including the Fixed Account), net	(346,011)	(290,318)	(1,325,959)	(742,813)
Withdrawals, surrenders, annuitizations
and contract charges	(850,823)	(876,806)	(3,465,635)	(5,167,777)
Net accumulation activity	(1,068,918)	(950,150)	(4,262,635)	(5,457,472)

Annuitization Activity:
Annuitizations	–	38,826	–	140,834
Annuity payments and contract charges	(8,501)	(1,409)	(63,686)	(119,160)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	(4)	(4)	15,419	(16,043)
Net annuitization activity	(8,505)	37,413	(48,267)	5,631

Net increase (decrease) from contract owner transactions	(1,077,423)	(912,737)	(4,310,902)	(5,451,841)

Total increase (decrease) in net assets	(503,955)	339,142	(2,721,945)	(377,521)

Net assets at beginning of year	4,864,373	4,525,231	41,117,262	41,494,783
Net assets at end of year	$4,360,418	$38,395,317	$4,864,373	$41,117,262

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M92 Sub-Account		M96 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(256,900)	$5,026,342	$1,026,336	$1,162,218
Net realized gains (losses)	25,698,964	18,376,812	(276,874)	(1,278,668)
Net change in unrealized appreciation/(depreciation)	(6,304,689)	38,714,473	2,670,643	3,781,989
Increase (decrease) in net assets from operations	19,137,375	62,117,627	3,420,105	3,665,539

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,970,631	3,081,466	1,141,736	2,041,727
Transfers between Sub-Accounts
(including the Fixed Account), net	6,495,513	(4,847,344)	4,548,296	3,388,225
Withdrawals, surrenders, annuitizations
and contract charges	(48,453,845)	(65,743,594)	(8,726,377)	(12,238,158)
Net accumulation activity	(38,987,701)	(67,509,472)	(3,036,345)	(6,808,206)

Annuitization Activity:
Annuitizations	58,664	121,530	206,051	78,337
Annuity payments and contract charges	(29,965)	(17,621)	(94,251)	(82,626)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	320	337	6,780	46,030
Net annuitization activity	29,019	104,246	118,580	41,741

Net increase (decrease) from contract owner transactions	(38,958,682)	(67,405,226)	(2,917,765)	(6,766,465)

Total increase (decrease) in net assets	(19,821,307)	(5,287,599)	502,340	(3,100,926)

Net assets at beginning of year	517,149,066	522,436,665	72,819,390	75,920,316
Net assets at end of year	$497,327,759	$517,149,066	$73,321,730	$72,819,390

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$1,281,627	$1,576,946	$1,781,487	$2,046,332
Net realized gains (losses)	54,758	(1,178,920)	(762,755)	(635,045)
Net change in unrealized appreciation/(depreciation)	4,735,525	6,531,642	338,185	4,657,175
Increase (decrease) in net assets from operations	6,071,910	6,929,668	1,356,917	6,068,462

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,356,801	1,760,978	769,425	965,401
Transfers between Sub-Accounts
(including the Fixed Account), net	8,908,953	9,244,724	364,312	1,116,129
Withdrawals, surrenders, annuitizations
and contract charges	(20,122,946)	(24,454,893)	(5,606,029)	(8,102,654)
Net accumulation activity	(9,857,192)	(13,449,191)	(4,472,292)	(6,021,124)

Annuitization Activity:
Annuitizations	53,679	104,374	158,113	46,838
Annuity payments and contract charges	(116,985)	(111,326)	(63,342)	(80,699)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,554	3,474	(26,626)	8,739
Net annuitization activity	(60,752)	(3,478)	68,145	(25,122)

Net increase (decrease) from contract owner transactions	(9,917,944)	(13,452,669)	(4,404,147)	(6,046,246)

Total increase (decrease) in net assets	(3,846,034)	(6,523,001)	(3,047,230)	22,216

Net assets at beginning of year	147,558,037	154,081,038	47,736,189	47,713,973
Net assets at end of year	$143,712,003	$147,558,037	$44,688,959$	47,736,189

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$1,148,278	$1,330,430	$(9,067)	$(92,630)
Net realized gains (losses)	(690,412)	(472,005)	1,012,158	4,836,854
Net change in unrealized appreciation/(depreciation)	314,275	3,452,945	3,428,538	3,109,153
Increase (decrease) in net assets from operations	772,141	4,311,370	4,431,629	7,853,377

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	508,185	1,012,677	473,049	652,098
Transfers between Sub-Accounts
(including the Fixed Account), net	430,080	574,823	(633,219)	(911,078)
Withdrawals, surrenders, annuitizations
and contract charges	(4,374,230)	(6,654,915)	(4,044,417)	(6,066,394)
Net accumulation activity	(3,435,965)	(5,067,415)	(4,204,587)	(6,325,374)

Annuitization Activity:
Annuitizations	11,471	52,178	90,145	102,177
Annuity payments and contract charges	(31,571)	(20,597)	(61,052)	(63,507)
Transfers between Sub-Accounts, net
Adjustments to annuity reserves	1,303	1,878	(958)	(108)
Net annuitization activity	(18,797)	33,459	28,135	38,562

Net increase (decrease) from contract owner transactions	(3,454,762)	(5,033,956)	(4,176,452)	(6,286,812)

Total increase (decrease) in net assets	(2,682,621)	(722,586)	255,177	1,566,565

Net assets at beginning of year	35,601,324	36,323,910	35,189,191	33,622,626
Net assets at end of year	$32,918,703$	35,601,324	$35,444,368	$35,189,191

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(60,509)	$(107,019)	$(172,226)	$160,176
Net realized gains (losses)	354,214	1,986,871	4,676,514	5,233,691
Net change in unrealized appreciation/(depreciation)	1,756,306	1,655,050	2,244,207	3,321,340
Increase (decrease) in net assets from operations	2,050,011	3,534,902	6,748,495	8,715,207
Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	101,947	733,208	1,048,591	958,498
Transfers between Sub-Accounts
(including the Fixed Account), net	(325,509)	(139,043)	(1,033,493)	(744,117)
Withdrawals, surrenders, annuitizations
and contract charges	(1,662,970)	(3,355,412)	(6,109,005)	(5,975,245)
Net accumulation activity	(1,886,532)	(2,761,247)	(6,093,907)	(5,760,864)

Annuitization Activity:
Annuitizations	30,252	1,527	26,075	132,072
Annuity payments and contract charges	(14,499)	(13,103)	(56,445)	(34,729)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(125)	360	10,235	2,847
Net annuitization activity	15,628	(11,216)	(20,135)	100,190

Net increase (decrease) from contract owner transactions	(1,870,904)	(2,772,463)	(6,114,042)	(5,660,674)

Total increase (decrease) in net assets	179,107	762,439	634,453	3,054,533

Net assets at beginning of year	15,834,413	15,071,974	41,533,157	38,478,624
Net assets at end of year	$16,013,520	$15,834,413	$42,167,610	$41,533,157

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M93 Sub-Account		MD6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(698,123)	$(224,481)	$(3,044,604)	$(2,629,612)
Net realized gains (losses)	8,296,414	10,863,079	59,196,133	54,072,589
Net change in unrealized appreciation/(depreciation)	4,890,478	6,894,434	4,812,625	47,665,760
Increase (decrease) in net assets from operations	12,488,769	17,533,032	60,964,154	99,108,737

Contract Owner Transactions:

Accumulation Activity:

Purchase payments received	600,981	1,258,769	5,973,178	7,373,231
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,869,283)	(4,607,176)	(10,771,948)	(5,751,466)
Withdrawals, surrenders, annuitizations
and contract charges	(9,210,637)	(14,321,450)	(40,424,252)	(47,896,543)
Net accumulation activity	(13,478,939)	(17,669,857)	(45,223,022)	(46,274,778)

Annuitization Activity:
Annuitizations	38,539	92,177	512,895	1,218,448
Annuity payments and contract charges	(36,426)	(24,994)	(962,450)	(727,280)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	(1,140)	216	40,205	193,957
Net annuitization activity	973	67,399	(409,350)	685,125

Net increase (decrease) from contract owner transactions	(13,477,966)	(17,602,458)	(45,632,372)	(45,589,653)

Total increase (decrease) in net assets	(989,197)	(69,426)	15,331,782	53,519,084

Net assets at beginning of year	81,110,609	81,180,035	330,355,652	276,836,568
Net assets at end of year	$80,121,412	$81,110,609	$345,687,434	$330,355,652

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB3 Sub-Account		MD8 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(491,615)	$(458,408)	$(445,152)	$85,351
Net realized gains (losses)	6,147,879	5,473,231	–	–
Net change in unrealized appreciation/(depreciation)	647,910	5,776,033	–	–
Increase (decrease) in net assets from operations	6,304,174	10,790,856	(445,152)	85,351

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	494,546	932,822	2,706,881	4,810,684
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,136,317)	(1,354,184)	12,187,101	6,761,791
Withdrawals, surrenders, annuitizations
and contract charges	(5,173,460)	(5,050,090)	(16,690,353)	(15,797,473)
Net accumulation activity	(6,815,231)	(5,471,452)	(1,796,371)	(4,224,998)

Annuitization Activity:
Annuitizations	39,973	28,328	15,689	13,325
Annuity payments and contract charges	(34,208)	(18,881)	(71,347)	(74,023)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	2,339	3,105	4,021	- 5,610
Net annuitization activity	8,104	12,552	(51,637)	(55,088)

Net increase (decrease) from contract owner transactions	(6,807,127)	(5,458,900)	(1,848,008)	(4,280,086)

Total increase (decrease) in net assets	(502,953)	5,331,956	(2,293,160)	(4,194,735)

Net assets at beginning of year	36,267,396	30,935,440	37,977,970	42,172,705
Net assets at end of year	$35,764,443	$36,267,396	$35,684,810$	37,977,970

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MD9 Sub-Account		ME2 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(1,531,644)	$(39,055)	$117,637	$3,772
Net realized gains (losses)	(3)	–	1,310,922	1,561,421
Net change in unrealized appreciation/(depreciation)	–	–	606,275	2,914,964
Increase (decrease) in net assets from operations	(1,531,647)	(39,055)	2,034,834	4,480,157

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,254,323	4,067,406	516,560	430,114
Transfers between Sub-Accounts
(including the Fixed Account), net	48,768,006	30,175,124	(506,943)	(324,005)
Withdrawals, surrenders, annuitizations
and contract charges	(50,212,600)	(47,357,837)	(1,858,658)	(2,324,795)
Net accumulation activity	809,729	(13,115,307)	(1,849,041)	(2,218,686)

Annuitization Activity:
Annuitizations	21,182	102,412	2,028	6,814
Annuity payments and contract charges	(49,436)	(33,094)	(7,884)	(4,901)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	968	796	910	(378)
Net annuitization activity	(27,286)	70,114	(4,946)	1,535

Net increase (decrease) from contract owner transactions	782,443	(13,045,193)	(1,853,987)	(2,217,151)

Total increase (decrease) in net assets	(749,204)	(13,084,248)	180,847	2,263,006

Net assets at beginning of year	107,716,092	120,800,340	20,256,254	17,993,248
Net assets at end of year	$106,966,888	$107,716,092	$20,437,101	$20,256,254

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	ME3 Sub-Account		MA5 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$46,574	$(195,865)	$552,538	$520,839
Net realized gains (losses)	1,722,140	2,780,861	36,639	(90,709)
Net change in unrealized appreciation/(depreciation)	1,814,719	6,166,935	1,282,380	1,947,006
Increase (decrease) in net assets from operations	3,583,433	8,751,931	1,871,557	2,377,136

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	584,457	380,690	968,396	615,549
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,649,807)	(2,004,424)	2,878,776	1,357,412
Withdrawals, surrenders, annuitizations
and contract charges	(4,646,421)	(5,750,705)	(3,273,200)	(3,307,518)
Net accumulation activity	(5,711,771)	(7,374,439)	573,972	(1,334,557)

Annuitization Activity:
Annuitizations	7,807	17,442	–	–
Annuity payments and contract charges	(6,927)	(5,272)	(7,941)	(24,925)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	896	1,056	(2,662)	(5,432)
Net annuitization activity	1,776	13,226	(10,603)	(30,357)

Net increase (decrease) from contract owner transactions	(5,709,995)	(7,361,213)	563,369	(1,364,914)

Total increase (decrease) in net assets	(2,126,562)	1,390,718	2,434,926	1,012,222

Net assets at beginning of year	38,549,046	37,158,328	25,413,532	24,401,310
Net assets at end of year	$36,422,484 $	38,549,046	$27,848,458	$25,413,532

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company) STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA7 Sub-Account		ME4 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$66,771	$67,056	$(293,809)	$(262,353)
Net realized gains (losses)	26,832	(16,697)	2,610,286	4,402,641
Net change in unrealized appreciation/(depreciation)	168,994	321,429	5,204,897	1,059,864
Increase (decrease) in net assets from operations	262,597	371,788	7,521,374	5,200,152

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	76,403	33,094	100,505	66,025
Transfers between Sub-Accounts
(including the Fixed Account), net	(44,208)	127,608	(302,581)	(782,602)
Withdrawals, surrenders, annuitizations
and contract charges	(670,633)	(685,596)	(2,370,450)	(2,895,455)
Net accumulation activity	(638,438)	(524,894)	(2,572,526)	(3,612,032)

Annuitization Activity:
Annuitizations	—	—	25,484	—
Annuity payments and contract charges	(4,962)	(6,568)	(18,646)	(27,784)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(918)	724	5,139	2,362
Net annuitization activity	(5,880)	(5,844)	11,977	(25,422)

Net increase (decrease) from contract owner transactions	(644,318)	(530,738)	(2,560,549)	(3,637,454)

Total increase (decrease) in net assets	(381,721)	(158,950)	4,960,825	1,562,698

Net assets at beginning of year	4,050,311	4,209,261	17,984,787	16,422,089
Net assets at end of year	$3,668,590	$4,050,311	$22,945,612	$17,984,787

 The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

 FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA2 Sub-Account		MF3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(30,474)	$(25,587)	$(507,565)	$(647,176)
Net realized gains (losses)	288,602	336,582	311,883	7,989,645
Net change in unrealized appreciation/(depreciation)	487,230	136,559	2,556,065	4,231,927
Increase (decrease) in net assets from operations	745,358	447,554	2,360,383	11,574,396

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received
Transfers between Sub-Accounts
(including the Fixed Account), net	924,926 (28,718)	90,940 (106,299)	475,939 557,727	952,420 (1,465,202)
Withdrawals, surrenders, annuitizations
and contract charges	(266,848)	(144,089)	(5,836,733)	(9,256,127)
Net accumulation activity	629,360	(159,448)	(4,803,067)	(9,768,909)

Annuitization Activity:
Annuitizations	–	–	–	41,725
Annuity payments and contract charges	–	–	(21,912)	(27,520)
Transfers between Sub-Accounts, net	–	–	–	–
Adjustments to annuity reserves	–	–	(121)	614
Net annuitization activity	–	–	(22,033)	14,819

Net increase (decrease) from contract owner transactions	629,360	(159,448)	(4,825,100)	(9,754,090)

Total increase (decrease) in net assets	1,374,718	288,106	(2,464,717)	1,820,306

Net assets at beginning of year	1,658,655	1,370,549	52,379,843	50,559,537
Net assets at end of year	$3,033,373	$1,658,655	$49,915,126	$52,379,843

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

 FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA2 Sub-Account		MF3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(30,474) $	(25,587)	$(507,565) $	(647,176)
Net realized gains (losses)	288,602	336,582	311,883	7,989,645
Net change in unrealized appreciation/(depreciation)	487,230	136,559	2,556,065	4,231,927
Increase (decrease) in net assets from operations	745,358	447,554	2,360,383	11,574,396

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received Transfers between Sub-Accounts (including the Fixed Account), net	924,926 (28,718)	90,940 (106,299)	475,939 557,727	952,420 (1,465,202)
Withdrawals, surrenders, annuitizations	(266,848)	(144,089)	(5,836,733)	(9,256,127)
and contract charges
Net accumulation activity	629,360	(159,448)	(4,803,067)	(9,768,909)

Annuitization Activity:
Annuitizations	—	—	—	41,725
Annuity payments and contract charges	—	—	(21,912)	(27,520)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(121)	614
Net annuitization activity	—	—	(22,033)	14,819

Net increase (decrease) from contract owner transactions	629,360	(159,448)	(4,825,100)	(9,754,090)

Total increase (decrease) in net assets	1,374,718	288,106	(2,464,717)	1,820,306

Net assets at beginning of year	1,658,655	1,370,549	52,379,843	50,559,537
Net assets at end of year	$3,033,373	$1,658,655	$49,915,126	$52,379,843

 The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

 FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MF5 Sub-Account		MF6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Increase (decrease) in net assets from operations	$2,740,474	$2,988,765	$44,593	$33,240
Net change in unrealized appreciation/(depreciation)	16,827,303	18,351,564	62,633	90,901
Net realized gains (losses)	18,036,793	35,726,802	(117,866)	265,482
Net investment income (loss)	37,604,570	57,067,131	(10,640)	389,623

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,367,820	3,559,376	16,364	68,125
Transfers between Sub-Accounts
(including the Fixed Account), net	4,878,087	7,672,634	30,054	(25,702)
Withdrawals, surrenders, annuitizations
and contract charges	(51,449,495)	(76,823,412)	(199,014)	(332,173)
Net accumulation activity	(42,203,588)	(65,591,402)	(152,596)	(289,750)

Annuitization Activity:
Annuitizations	86,074	63,196	—	—
Annuity payments and contract charges	(71,661)	(49,952)	874	(449)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	9,065	(2,821)	(1,360)	81
Net annuitization activity	23,478	10,423	(486)	(368)

Net increase (decrease) from contract owner transactions	(42,180,110)	(65,580,979)	(153,082)	(290,118)

Total increase (decrease) in net assets	(4,575,540)	(8,513,848)	(163,722)	99,505
Net assets at beginning of year	405,951,754	414,465,602	1,744,187	1,644,682
Net assets at end of year	$401,376,214	$405,951,754	$1,580,465	$1,744,187

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

 FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MF7 Sub-Account		MF9 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$951,596	$569,023	$466,524	$1,071,707
Net realized gains (losses)	2,158,307	2,711,382	26,029,178	32,746,043
Net change in unrealized appreciation/(depreciation)	(3,083,674)	7,890,371	13,444,829	37,179,675
Increase (decrease) in net assets from operations	26,229	11,170,776	39,940,531	70,997,425

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	559,035	721,572	2,771,348	2,667,103
Transfers between Sub-Accounts
(including the Fixed Account), net	2,164,282	(1,783,332)	(4,614,729)	(7,887,201)
Withdrawals, surrenders, annuitizations
and contract charges	(5,510,740)	(7,835,137)	(35,729,218)	(46,455,295)
Net accumulation activity	(2,787,423)	(8,896,897)	(37,572,599)	(51,675,393)

Annuitization Activity:
Annuitizations	6,358	27,861	—	—
Annuity payments and contract charges	(20,964)	(14,978)	(100)	(91)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(443)	530	30	40
Net annuitization activity	(15,049)	13,413	(70)	(51)

Net increase (decrease) from contract owner transactions	(2,802,472)	(8,883,484)	(37,572,669)	(51,675,444)

Total increase (decrease) in net assets	(2,776,243)	2,287,292	2,367,862	19,321,981

Net assets at beginning of year	50,523,551	48,236,259	325,781,690	306,459,709
Net assets at end of year	$47,747,308 $	50,523,551	$328,149,552	$325,781,690

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

 FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG1 Sub-Account		MF2 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(1,577,366)	$(271,932)	$2,325,514	$1,817,323
Net realized gains (losses)	1,943,817	(412,851)	357,891	12,600
Net change in unrealized appreciation/(depreciation)	10,790,158	8,180,523	1,422,583	4,852,171
Increase (decrease) in net assets from operations	11,156,609	7,495,740	4,105,988	6,682,094

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	987,592	1,049,811	2,085,817	3,578,626
Transfers between Sub-Accounts
(including the Fixed Account), net	943,627	4,481,478	5,777,235	14,014,632
Withdrawals, surrenders, annuitizations
and contract charges	(12,813,855)	(18,567,225)	(23,890,676)	(35,035,305)
Net accumulation activity	(10,882,636)	(13,035,936)	(16,027,624)	(17,442,047)
Annuitization Activity:
Annuitizations	—	64,899	75,074	360,285
Annuity payments and contract charge	(10,388)	(44,599)	(145,904)	(83,110)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,689	(2,643)	2,012	3,464
Net annuitization activity	(7,699)	17,657	(68,818)	280,639

Net increase (decrease) from contract owner transactions	(10,890,335)	(13,018,279)	(16,096,442)	(17,161,408)

Total increase (decrease) in net assets	266,274	(5,522,539)	(11,990,454)	(10,479,314)

Net assets at beginning of year	116,989,865	122,512,404	192,914,646	203,393,960
Net assets at end of year	$117,256,139	$116,989,865	$180,924,192	$192,914,646

 The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG2 Sub-Account		MG3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$1,230,897	$838,894	$(115,572)	$(121,534)
Net realized gains (losses)	(40,723)	70,113	493,407	1,508,363
Net change in unrealized appreciation/(depreciation)	864,332	2,583,630	678,191	4,830,956
Increase (decrease) in net assets from operations	2,054,506	3,492,637	1,056,026	6,217,785

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	801,173	1,378,440	502,345	470,601
Transfers between Sub-Accounts (including the Fixed Account), net	5,953,290	8,879,074	(508,299)	(1,319,690)
Withdrawals, surrenders, annuitizations and contract charges	(12,290,714)	(14,098,530)	(2,622,034)	(3,999,846)
Net accumulation activity	(5,536,251)	(3,841,016)	(2,627,988)	(4,848,935)

Annuitization Activity:
Annuitizations	-	9,118	3,831	3,765
Annuity payments and contract charges	(1,905)	(1,546)	(4,855)	(5,378)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	117	247	129	320
Net annuitization activity	(1,788)	7,819	(895)	(1,293)

Net increase (decrease) from contract owner transactions	(5,538,039)	(3,833,197)	(2,628,883)	(4,850,228)

Total increase (decrease) in net assets	(3,483,533)	(340,560)	(1,572,857)	1,367,557

Net assets at beginning of year	109,445,390	109,785,950	24,538,343	23,170,786
Net assets at end of year	$105,961,857	$109,445,390	$22,965,486	24,538,343

The accompanying notes are an integral part of these financial statements

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG4 Sub-Account		MG6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(122,006)	$(142,933)	$5,614,575	$7,614,575
Net realized gains (losses)	577,938	1,575,189	88,537,740	108,014,145
Net change in unrealized appreciation/(depreciation)	1,263,083	4,031,740	50,758,492	121,640,903
Increase (decrease) in net assets from operations	1,719,015	5,463,996	144,910,807	237,281,137

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	217,557	136,486	13,982,889	11,953,200
Transfers between Sub-Accounts (including the Fixed Account), net	(405,502)	(1,440,755)	(10,800,993)	(10,777,670)
Withdrawals, surrenders, annuitizations and contract charges	(2,067,192)	(3,544,128)	(132,996,424)	(192,422,803)
Net accumulation activity	(2,255,137)	(4,848,397)	(129,814,528)	(191,247,273)

Annuitization Activity:
Annuitizations	-	4,426	46,744	665,748
Annuity payments and contract charges	(437)	(277)	(131,202)	(30,874)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	40	114	(85,730)	(53,159)
Net annuitization activity	(397)	4,263	(170,188)	581,175

Net increase (decrease) from contract owner transactions	(2,255,534)	(4,844,134)	(129,984,716)	(190,665,558)

Total increase (decrease) in net assets	(536,519)	619,862	14,926,091	46,615,579

Net assets at beginning of year	21,333,453	20,173,591	1,302,584,592	1,255,969,013
Net assets at end of year	$20,796,934	$21,333,453	$1,317,510,683	$1,302,584,592

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG7 Sub-Account		V45 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(60,625)	$(86,684)	$(67)	$-
Net realized gains (losses)	(374,712)	945,326	3,309
Net change in unrealized appreciation/(depreciation)	1,118,732	1,230,7835	5,026	-
Increase (decrease) in net assets from operations	683,395	2,089,425	8,268

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	139,928	73,825	76,995
Transfers between Sub-Accounts (including the Fixed Account), net	(408,769)	(812,312)	(13,879)	-
Withdrawals, surrenders, annuitizations and contract charges	(856,547)	(1,024,134)	(169)	-
Net accumulation activity	(1,125,388)	(1,762,591)	62,947	-

Annuitization Activity:
Annuitizations	20,729	4,356-	-	-
Annuity payments and contract charges	(2,750)	(276)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(30)	115	-	-
Net annuitization activity	17,949	4,195	-

Net increase (decrease) from contract owner transactions	(1,107,439)	(1,758,396)	62,947	-

Total increase (decrease) in net assets	(424,044)	331,029	71,215	-

Net assets at beginning of year	7,626,096	7,295,067	-	-
Net assets at end of year	$7,202,052	$7,626,096	$71,215	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	U43 Sub-Account		U41 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(3)	$-	$(155)	$-
Net realized gains (losses)	-	-	6	-
Net change in unrealized appreciation/(depreciation)	86	-	6,107	-
Increase (decrease) in net assets from operations	83	-	5,958	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	72,088	-
Transfers between Sub-Accounts (including the Fixed Account), net	2,487	-	(20)	-
Withdrawals, surrenders, annuitizations and contract charges	(7)	-	(1)	-
Net accumulation activity	2,480	-	72,067	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	2,480	-	72,067	-

Total increase (decrease) in net assets	2,563	-	78,025	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$2,563	$-	$78.025	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	V44 Sub-Account		V43 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(236,186)	$(191,442)	$(146,862)	$(125,469)
Net realized gains (losses)	4,827,603	1,037,294	5,061,617	1,753,041
Net change in unrealized appreciation/(depreciation)	6,141,075	1,960,842	3,852,505	789,341
Increase (decrease) in net assets from operations	10,732,492	2,806,694	8,767,260	2,416,913

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,586,453	311,599	104,474	42,333
Transfers between Sub-Accounts (including the Fixed Account), net	(4,505,483)	453,357	(6,968,005)	(144,257)
Withdrawals, surrenders, annuitizations and contract charges	(1,356,018)	(2,049,615)	(1,151,891)	(938,162)
Net accumulation activity	(4,275,048)	(1,284,659)	(8,015,422)	(1,040,086)

Annuitization Activity:
Annuitizations	3,364	-	-	4,607
Annuity payments and contract charges	(564)	(88)	(724)	(278)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	153	44	42	106
Net annuitization activity	2,953	(44)	(480)	4

Net increase (decrease) from contract owner transactions	(4,272,095)	(1,284,703)	(8,015,902)	(1,035,651)

Total increase (decrease) in net assets	6,460,397	1,521,991	751,358	1,381,262

Net assets at beginning of year	11,234,842	9,712,851	7,856,010	6,474,748
Net assets at end of year	$17,695,239	$11,234,842	$8,607,368	$7,856,010

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	O19 Sub-Account		O23 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(239,799)	$(238,832)	$30,693	$40,765
Net realized gains (losses)	2,848,839	1,263,847	748,777	454,127
Net change in unrealized appreciation/(depreciation)	1,630,821	2,926,219	609,326	1,036,159
Increase (decrease) in net assets from operations	4,239,861	3,951,234	1,388,796	1,531,051

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	275,166	388,220	256,379	18,019
Transfers between Sub-Accounts (including the Fixed Account), net	(1,342,449)	(837,964)	1,157,665	42,090
Withdrawals, surrenders, annuitizations and contract charges	(1,761,973)	(2,309,048)	(1,315,588)	(912,015)
Net accumulation activity	(2,829,256)	(2,758,792)	98,,456	(851,906)

Annuitization Activity:
Annuitizations	-	43,566	-
Annuity payments and contract charges	(10,991)	(3,303)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	234	543	-
Net annuitization activity	(10,757)	40,806	-

Net increase (decrease) from contract owner transactions	(2,840,013)	(2,717,986)	98,456	(851,906)

Total increase (decrease) in net assets	1,399,848	1,233,248	1,487,252	679,145

Net assets at beginning of year	13,908,076	12,674,828	11,010,608	10,331,463
Net assets at end of year	$15,307,924	$13,908,076	$12,497,860	$11,010,608

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	O20 Sub-Account		O21 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(182,178)	$(163,886)	$(856,628)	$(1,416,496)
Net realized gains (losses)	1,398,620	2,452,930	12,611,418	33,188,162
Net change in unrealized appreciation/(depreciation)	2,472,891	1,782,214	3,315,766	7,743,862
Increase (decrease) in net assets from operations	3,689,333	4,071,258	15,070,556	39,515,528

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	487,541	139,824	1,712,288	2,365,549
Transfers between Sub-Accounts (including the Fixed Account), net	(2,177,667)	(1,283,873)	(7,121,905)	(9,953,076)
Withdrawals, surrenders, annuitizations and contract charges	(2,427,663)	(2,531,357)	(17,701,143)	(25,593,737)
Net accumulation activity	(4,117,789)	(3,675,406)	(23,110,760)	(33,181,264)

Annuitization Activity:
Annuitizations	-	3,609	55,611	208,125
Annuity payments and contract charges	(318)	(226)	(115,057)	(51,387)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	157	415	(3,160)	4,106
Net annuitization activity	(161)	3,798	(62,606)	160,844

Net increase (decrease) from contract owner transactions	(4,117,950)	(3,671,608)	(23,173,366)	(33,020,420)

Total increase (decrease) in net assets	(428,617)	399,650	(8,102,810)	6,495,108

Net assets at beginning of year	15,548,955	15,149,305	152,120,634	145,625,526
Net assets at end of year	$15,120,338	$15,548,955	$144,017,824	$152,120,634

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	O04 Sub-Account		PH2 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(59,106)	$(82,842)	$(1,838)	$(501)
Net realized gains (losses)	(30,082)	383,271	28,954	(19,837)
Net change in unrealized appreciation/(depreciation)	922,517	712,934	23,941	106,721
Increase (decrease) in net assets from operations	833,329	1,013,363	51,057	86,383

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	78,494	101,580	-
Transfers between Sub-Accounts (including the Fixed Account), net	(551,824)	(225,878)	(9,777)	(16,814)
Withdrawals, surrenders, annuitizations and contract charges	(396,476)	(681,265)	(21,901)	(60,358)
Net accumulation activity	(869,806)	(805,563)	(31,678)	(77,172)

Annuitization Activity:
Annuitizations	-	24,042	-
Annuity payments and contract charges	(4,942)	(880)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3)	(2)	-	-
Net annuitization activity	(4,945)	23,160	-

Net increase (decrease) from contract owner transactions	(874,751)	(782,403)	(31,678)	(77,172)

Total increase (decrease) in net assets	(41,422)	230,960	19,379	9,211

Net assets at beginning of year	4,793,286	4,562,326	376,666	367,455
Net assets at end of year	$4,751,864	$4,793,286	$396,045	$376,666

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P08 Sub-Account		PC0 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$520,531	$207,381	$429,916	$180,681
Net realized gains (losses)	(148,048)	(78,054)	(253,675)	(169,165)
Net change in unrealized appreciation/(depreciation)	600,375	1,472,575	599,476	1,456,580
Increase (decrease) in net assets from operations	972,858	1,601,902	775,717	1,468,096

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	19,725	487,763	34,481	25,122
Transfers between Sub-Accounts (including the Fixed Account), net	118,257	830,190	3671	318,496
Withdrawals, surrenders, annuitizations and contract charges	(1,416,583)	(2,417,966)	(1,920,771)	(2,787,144)
Net accumulation activity	(1,278,601)	(1,100,013)	(1,882,529)	(2,443,526)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(1,278,601)	(1,100,013)	(1,882,529)	(2,443,526)

Total increase (decrease) in net assets	(305,743)	501,889	(1,106,812)	(975,430 1)

Net assets at beginning of year	16,987,769	16,485,880	14,802,101	15,777,531
Net assets at end of year	$16,682,026	$16,987,769	$13,695,289	$14,802,101

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

i	P70 Sub-Account		P10 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$10,870	$6,851	$980,476	$652,759
Net realized gains (losses)	(30,977)	(28,719)	(2,018,729)	(1,800,207)
Net change in unrealized appreciation/(depreciation)	32,024	47,589	1,500,916	3,255,539
Increase (decrease) in net assets from operations	11,917	25,721	462,663	2,108,091

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,010	-	185,424	291,679
Transfers between Sub-Accounts (including the Fixed Account), net	7,037	7,283	1,081,015	1,830,018
Withdrawals, surrenders, annuitizations and contract charges	(29,321)	(57,784)	(2,662,588)	(3,551,389)
Net accumulation activity	(10,274)	(50,501)	(1,396,149)	(1,429,692)

Annuitization Activity:
Annuitizations	-	-	-	22,327
Annuity payments and contract charges	-	-	(9,147)	(12,123)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	414	134
Net annuitization activity	-	-	(8,733)	10,338

Net increase (decrease) from contract owner transactions	(10,274)	(50,501)	(1,404,882)	(1,419,354)

Total increase (decrease) in net assets	1,643	(24,780)	(942,219)	688,737

Net assets at beginning of year	255,626	280,406	23,012,902	22,324,165
Net assets at end of year	$257,269	$255,626	$22,070,683	$23,012,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	PK8 Sub-Account		P20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019

Operations:
Net investment income (loss)	$210,761	$219,992	$5,306	$7,299
Net realized gains (losses)	(74,446)	(87,696)	(618)	(18,985)
Net change in unrealized appreciation/(depreciation)	171,158	827,881	2,425	48,575
Increase (decrease) in net assets from operations	307,473	960,177	7,113	36,889

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	135,260	108,177	—	54
Transfers between Sub-Accounts (including the Fixed Account), net
	51,000	161,243	(44,503)	54,654
Withdrawals, surrenders, annuitizations
and contract charges	(947,967)	(1,030,625)	(15,592)	(303,188)
Net accumulation activity	(761,707)	(761,205)	(60,095)	(248,480)

Annuitization Activity :
Annuitizations	—	4,539	—	—
Annuity payments and contract charges	(1,835)	(1,681)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	179	266	—	—
Net annuitization activity	(1,656)	3,124	—	—

Net increase (decrease) from contract owner transactions	(763,363)	(758,081)	(60,095)	(248,480)

Total increase (decrease) in net assets	(455,890)	202,096	(52,982)	(211,591)

Net assets at beginning of year	7,902,801	7,700,705	211,235	422,826
Net assets at end of year	$7,446,911	$7,902,801	$158,253	$211,235

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	PM5 Sub-Account		PD6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(5)	$—	$23,198,678	$1,753,907
Net realized gains (losses)	—	—	5,133,350	(3,091,629)
Net change in unrealized appreciation/(depreciation)	152	—	24,975,626	55,980,825
Increase (decrease) in net assets from operations	147	—	53,307,654	54,643,103

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	40,034	—	3,200,241	1,935,269
Transfers between Sub-Accounts (including the Fixed Account), net	—	--	(12,960,807)	(5,098,717)
Withdrawals, surrenders, annuitizations and contract charges	—	—	(39,089,849)	(50,239,343)
Net accumulation activity	40,034	—	(48,850,415)	(53,402,791)

Annuitization Activity:
Annuitizations		—	70,397	35,037
Annuity payments and contract charges	—	—	(24,963)	(8,830)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	4,223	5,993
Net annuitization activity	—	—	49,657	32,200

Net increase (decrease) from contract owner transactions	40,034	—	(48,800,758)	(53,370,591)

Total increase (decrease) in net assets	40,181	—	4,506,896	1,272,512

Net assets at beginning of year	—	—	381,865,764	380,593,252
Net assets at end of year	$40,181	-	$386,372,660	$381,865,764

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P06 Sub-Account		P07 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations: Net investment income (loss)	$(93,970) $	(13,109)	$507,351 $	1,790,763
Net realized gains (losses)	(154,943)	(725,895)	1,537,554	(1,382,694)
Net change in unrealized appreciation/(depreciation)	2,860,452	2,901,183	5,716,583	8,406,563
Increase (decrease) in net assets from operations	2,611,539	2,162,179	7,761,488	8,814,632
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received Transfers between Sub-Accounts (including the Fixed Account), net	243,236 (109,885)	617,630 1,354,818	1,455,811 2,342,858	2,524,505 6,824,739
Withdrawals, surrenders, annuitizations and contract charges	(4,145,260)	(5,220,116)	(15,667,102)	(24,322,817)
Net accumulation activity	(4,011,909)	(3,247,668)	(11,868,433)	(14,973,573)
Annuitization Activity:
Annuitizations	—	—	22,555	80,648
Annuity payments and contract charges Transfers between Sub-Accounts, net Adjustments to annuity reserves	(1,826) - 1,272	(37,713) - (183)	(36,011) - 1,702	(123,533) - 31,041
Net annuitization activity	(554)	(37,896)	(11,754)	(11,844)
Net increase (decrease) from contract owner transactions	(4,012,463)	(3,285,564)	(11,880,187)	(14,985,417)
Total increase (decrease) in net assets	(1,400,924)	(1,123,385)	(4,118,699)	(6,170,785)
Net assets at beginning of year	32,390,144	33,513,529	133,331,271	139,502,056
Net assets at end of year	$30,989,220 $	32,390,144	$129,212,572 $	$133,331,271

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P68 Sub-Account		PI3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Operations:
Net investment income (loss)	$1,481	$17	$(219,625)	$(244,829)
Net realized gains (losses)	420	(6)	(371,091)	(88,411)
Net change in unrealized appreciation/(depreciation)	7,415	(25)	(693,757)	990,098
Increase (decrease) in net assets from operations	9,316	(14)	(1,284,473)	656,858

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	822,718	13,516	80,153	87,000
Transfers between Sub-Accounts (including the Fixed Account), net	72,725	6,922	1,936,770	402,091
Withdrawals, surrenders, annuitizations and contract charges	(3,266)	—	(2,470,189)	(1,718,387)
Net accumulation activity	892,177	20,438	(453,266)	(1,229,296)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	--
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	892,177	20,438	(453,266)	(1,229,296)

Total increase (decrease) in net assets	901,493	20,424	(1,737,739)	(572,438)
Net assets at beginning of year	20,424	—	14,604,913	15,177,351
Net assets at end of year	$921,917	$20,424	$12,867,174	$14,604,913

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P72 Sub-Account		P88 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020		December 31, 2019
Operations:					—
Net investment income (loss)	$16,954	$52,610	$(271)	$
Net realized gains (losses)	945,187	1,484,674	21		—
Net change in unrealized appreciation/(depreciation)	(35,910)	1,746,855	5,304		—
Increase (decrease) in net assets from operations	926,231	3,284,139	5,054		—
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	253,887	148,716	103,736		—
Transfers between Sub-Accounts (including the Fixed Account), net	1,017,125	191,954	6,541		—
Withdrawals, surrenders, annuitizations and contract charges	(1,636,262)	(1,846,560)	(191)		—
Net accumulation activity	(365,250)	(1,505,890)	110,086		—
Annuitization Activity:
Annuitizations	—	—	—		—
Annuity payments and contract charges	—	—	—		—
Transfers between Sub-Accounts, net	—	—	—		—
Adjustments to annuity reserves	—	—	—		—
Net annuitization activity	—	—	—		—
Net increase (decrease) from contract owner transactions	(365,250)	(1,505,890)	110,086		—
Total increase (decrease) in net assets	560,981	1,778,249	115,140		—
Net assets at beginning of year	13,842,390	12,064,141	—		—
Net assets at end of year	$14,403,371	$13,842,390	$115,140		$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P93 Sub-Account		P89 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Operations:
Net investment income (loss)	$(20)	$—	$(204)	$—
Net realized gains (losses)	—	—	17	—
Net change in unrealized appreciation/(depreciation)	441	—	4,034	—
Increase (decrease) in net assets from operations	421	—	3,847	—

Contract Owner Transactions:
Accumulation Activity:	17,687	—	54,388	—
Purchase payments received		—		—
Transfers between Sub-Accounts (including the Fixed Account), net	1	—	3,160	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	(109)	—
Net accumulation activity	17,688	—	57,439	—

Annuitization Activity:		—
Annuitizations
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	17,688	—	57,439	—

Total increase (decrease) in net assets	18,109	—	61,286	—
	—
Net assets at beginning of year
Net assets at end of year	$18,109	$—	$61,286	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P95 Sub-Account		P79 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$56	$(25)	$(343)	$(81)
Net realized gains (losses)	113	—	1,898	29
Net change in unrealized appreciation/(depreciation)	645	111	9,463	1,919
Increase (decrease) in net assets from operations	814	86	11,018	1,867

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,080	7,000	44,819	15,406
Transfers between Sub-Accounts (including the Fixed Account), net	23,508	289	48,507	(312)
Withdrawals, surrenders, annuitizations and contract charges	(704)	(24)	(394)	(54)
Net accumulation activity	27,884	7,265	92,932	15,040

Annuitization Activity:
Annuitizations
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	27,884	7,265	92,932	15,040

Total increase (decrease) in net assets	28,698	7,351	103,950	16,907
Net assets at beginning of year	7,351	—	16,907	—
Net assets at end of year	$36,049	$7,351	$120,857	$16,907

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P95 Sub-Account		P79 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(2,020)	$(4,084)	$(632)	$(538)
Net realized gains (losses)	11,515	21,397	3,614	5,554
Net change in unrealized appreciation/(depreciation)	34,293	42,687	5,903	4,003
Increase (decrease) in net assets from operations	43,788	60,000	8,885	9,019

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	30,596	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(40,413)	(10,586)	(4,538)	(2,274)
Withdrawals, surrenders, annuitizations and contract charges	(52,560)	(28,856)	(479)	(408)
Net accumulation activity	(62,377)	(39,442)	(5,017)	(2,682)

Annuitization Activity:
Annuitizations
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—
Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(62,377)	(39,442)	(5,017)	(2,682)

Total increase (decrease) in net assets	(18,589)	20,558	3,868	6,337
Net assets at beginning of year	257,366	236,808	37,721	31,384
Net assets at end of year	$238,777	$257,366	$41,589	$37,721

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	W50 Sub-Account
	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$3,823	$-
Net realized gains (losses)	1,228	-
Net change in unrealized appreciation/(depreciation)	3,186	-
Increase (decrease) in net assets from operations	8,237	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	235,833	- -
Transfers between Sub-Accounts (including the Fixed Account), net	147,893
Withdrawals, surrenders, annuitizations and contract charges	(1,285)	-
Net accumulation activityaia	382,441	-
Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-

Net increase (decrease) from contract owner transactions	382,441	-

Total increase (decrease) in net assets	390,678	-
Net assets at beginning of year	-	-
Net assets at end of year	$390,678	$-

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

1.	BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts, Masters Prime contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
MA5	MFS VIT II Strategic Income Portfolio I Class	September 1, 2020
MA7	MFS VIT II Strategic Income Portfolio S Class	September 1, 2020

There were no liquidated, merged, or commenced Sub-Accounts during the current year.

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
AC4, C91, G03, P68, P95, P79, AP0, AQ1, AS3, AQ3, L33, AQ2, AS6, AX1, AB3, L16, V45, U41, U43,
PM5, P88, P93, P89, W50	October 3, 2018
F19	May 1, 2020

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2020. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub- Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at

$10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2020 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

3.	FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2020, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2020. There were no transfers between levels during the year ended December 31, 2020.

4.	RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5.	CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2020, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9
Regatta	1.40%	-	-	-	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-	-	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-	-
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-	-
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-	-
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	-	-
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	-
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	-
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-	-
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	-
Masters Extra II	1.40%	1.80%	-	-	-	-	-	-	-
Masters Choice II	1.05%	1.30%	1.45%	-	-	-	-	-	-
Masters Flex II	1.30%	1.70%	-	-	-	-	-	-	-
Masters I Share	0.50%	-	-	-	-	-	-	-	-
Masters Prime	0.85%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex, Masters Flex II and Masters Prime. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, Masters Choice II and Masters Prime contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statements of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $30 in cash Masters Prime, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “Annuity payments and contract charges” in the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, Masters VII, and Masters Prime; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6.	RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table.

Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7.	INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
AL1	$4,509,460		$6,656,328
AO5	4,687,780		8,471,151
AM2	772,730		1,652,932
A98	3,733,036		5,159,695
AC4	987,372		67,276
A74	3,642,896		4,974,754
AP0	3,898,158		100,680
AQ1	441,715		28,243
AQ2	91,076		916
AS3	1,941,651		203,990
AS6	1,017,932		231,155
AQ3	346,400		6,428
AX1	163,244		376
B18	40,022,740		76,101,191
L33	21,716		3,064
C71	3,266		4,697
C59	12,449		25,200
C60	2,217,023		17,247,204
C89	22,710		86,047
C90	1,417,567		5,354,482
C58	769,675		1,441,939
C91	93,580		4,607
FD7	13,216,487		23,174,286
F24	4,765,129		40,225,830
F88	1,765,813		1,712,002
FB9	1,541,529		1,865,192
F15	2,699,795		2,134,057
F41	11,348,832		28,593,836
FE3	27,001,775		34,769,095
F19	94,446		1,408
T21	2,617,641		5,577,922
T20	11,243,213		14,696,666
FE6	7,460,530		3,883,061
T59	1,233,761		1,298,566
F56	1,602,508		2,570,253
F59	7,609,374		9,168,771
FF0	177,483		131,456
F54	26,405,868		20,841,552
FG8	47,315		33,492
F53	5,883,944		8,092,055
FJ9	72,613		89,927
T28	1,881,839		2,761,334
FJ0	15,177		25,074
G03	99,498		593
H24	73,007		76,606
H32	145,213		227,006
V35	1,052,379		2,137,344

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$6,001,514	$7,920,260
AB3	286,399	154
V11	14,189,103	19,581,386
AC1	357,847	669,707
J88	14,135,194	13,163,736
J94	4,400,229	5,529,323
L11	5,431,674	6,661,778
L16	15,269	61
L18	4,069,396	8,953,134
L17	5,198,999	6,840,909
M07	20,141,615	40,004,370
M35	20,028,381	48,344,758
M31	12,617,976	27,714,058
M80	5,813,629	8,269,850
MF1	3,016,480	5,357,049
M41	5,554,015	8,352,922
M05	7,520,540	12,934,858
M42	6,961,888	14,739,940
M89	82,390,408	99,238,107
M82	9,260,307	21,919,895
M44	8,358,499	17,780,802
M40	6,436,879	10,734,546
M83	26,267,013	37,654,143
M08	14,855,646	18,723,196
MB6	21,135,718	40,831,341
MB7	5,738,217	13,416,395
MC0	9,085,843	11,399,186
MA0	24,948,711	29,806,913
MC2	10,166,177	19,344,982
MC1	10,358,133	10,010,661
MC3	2,098,650	3,220,744
MA1	3,856,361	4,287,263
MC4	1,538,911	1,992,323
MC5	98,532	133,311
MC6	6,047,744	8,989,537
MC7	894,780	286,833
MC8	7,581,503	12,030,543
MC9	704,047	1,506,181
MD0	3,484,390	5,949,291
M92	48,092,044	64,912,223
M96	13,320,741	15,207,510
MD2	35,064,868	43,705,071
MA6	5,381,828	7,992,071
MA3	4,826,545	7,134,545
M97	2,543,244	6,305,309
MD5	1,825,084	3,558,458
M98	3,341,520	8,856,892
M93	6,900,665	19,561,875
MD6	38,251,311	56,994,017
MB3	4,684,181	8,733,261
MD8	19,006,371	21,303,553

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$79,729,036	$80,479,452
ME2	1,886,879	2,981,170
ME3	4,401,581	8,855,611
MA5	6,172,714	5,054,145
MA7	368,764	945,393
ME4	1,641,177	4,500,587
MA2	1,122,896	524,010
MF3	13,044,636	14,486,391
MF5	43,367,637	65,196,010
MF6	235,036	304,064
MF7	8,266,208	9,132,142
MF9	42,333,283	53,189,418
MG1	10,930,532	21,936,123
MF2	36,976,040	50,750,094
MG2	24,607,045	28,914,305
MG3	4,026,041	5,880,791
MG4	4,939,901	6,496,469
MG6	126,177,770	172,943,616
MG7	2,452,179	3,028,623
V45	66,523	405
U41	72,056	144
U43	2,487	10
V44	6,156,175	9,189,769
V43	2,141,802	9,313,746
O19	3,428,904	4,462,476
O23	2,793,909	2,387,619
O20	2,179,794	5,978,418
O21	20,714,353	31,523,245
O04	458,950	1,332,477
PH2	71,083	67,215
P08	1,415,806	2,173,876
PC0	1,289,566	2,742,179
P70	62,176	61,580
P10	4,601,823	5,026,643
PK8	880,241	1,433,022
P20	69,451	124,240
PM5	40,048	19
PD6	48,347,200	66,630,834
P06	4,159,355	8,267,060
P07	24,906,050	34,970,511
P68	902,029	8,033
PI3	3,159,950	3,832,841
P72	4,194,533	3,631,272
P88	110,304	489
P93	17,687	19
P89	57,503	268
P95	30,275	2,283
P79	95,023	572
W41	72,496	110,242
W42	4,826	6,488
W50	534,827	148,563

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8.	CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	246,055	449,649	(203,594)
AO5	407,146	702,994	(295,848)
AM2	60,747	163,456	(102,709)
A98	627,014	779,927	(152,913)
AC4	98,694	36,216	62,478
A74	318,917	332,935	(14,018)
AP0	357,006	97,536	259,470
AQ1	44,582	5,189	39,393
AQ2	8,625	156	8,469
AS3	201,461	49,267	152,194
AS6	84,758	23,294	61,464
AQ3	40,554	13,668	26,886
AX1	13,940	26	13,914
B18	1,361,290	4,371,551	(3,010,261)
L33	2,323	344	1,979
C71	189	219	(30)
C59	685	1,297	(612)
C60	178,654	981,942	(803,288)
C89	1,257	4,832	(3,575)
C90	101,459	301,421	(199,962)
C58	89,525	131,746	(42,221)
C91	11,468	2,333	9,135
FD7	659,489	1,129,951	(470,462)
F24	316,785	1,657,328	(1,340,543)
F88	109,664	102,900	6,764
FB9	51,664	97,516	(45,852)
F15	93,844	107,664	(13,820)
F41	928,287	1,513,274	(584,987)
FE3	1,454,038	2,615,042	(1,161,004)
F19	9,856	1,786	8,070
T21	124,968	341,938	(216,970)
T20	636,167	850,736	(214,569)
FE6	54,674	238,811	(184,137)
T59	100,048	129,161	(29,113)
F56	88,658	132,997	(44,339)
F59	431,154	668,619	(237,465)
FF0	9,755	10,053	(298)
F54	1,043,038	923,255	119,783
FG8	3,183	2,398	785
F53	197,967	253,905	(55,938)
FJ9	6,280	6,700	(420)
T28	108,933	200,379	(91,446)
FJ0	853	2,125	(1,272)
G03	8,278	42	8,236
H24	6,514	6,078	436

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUD)

	Units Issued	Units Redeemed	Net Increase (Decrease)
H32	6,195	12,423	(6,228)
V35	90,837	133,262	(42,425)
V13	470,754	546,400	(75,646)
AB3	25,344	865	24,479
V11	707,790	1,124,712	(416,922)
AC1	28,431	47,147	(18,716)
J88	1,342,781	1,287,995	54,786
J94	154,862	220,715	(65,853)
L11	819,920	847,533	(27,613)
L16	2,332	944	1,388
L18	75,826	248,333	(172,507)
L17	296,302	313,423	(17,121)
M07	884,133	2,950,075	(2,065,942)
M35	875,463	3,436,241	(2,560,778)
M31	142,533	669,964	(527,431)
M80	115,387	193,844	(78,457)
MF1	110,685	333,339	(222,654)
M41	192,917	288,124	(95,207)
M05	211,591	682,751	(471,160)
M42	240,670	646,108	(405,438)
M89	7,227,181	9,602,281	(2,375,100)
M82	288,101	955,833	(667,732)
M44	463,048	1,486,930	(1,023,882)
M40	523,138	945,888	(422,750)
M83	1,281,488	2,423,451	(1,141,963)
M08	856,841	1,230,799	(373,958)
MB6	332,837	1,175,269	(842,432)
MB7	100,149	422,727	(322,578)
MC0	323,656	456,926	(133,270)
MA0	1,279,564	1,697,500	(417,936)
MC2	205,644	578,439	(372,795)
MC1	495,485	481,413	14,072
MC3	40,401	110,067	(69,666)
MA1	274,294	340,142	(65,848)
MC4	80,624	99,938	(19,314)
MC5	6,233	8,197	(1,964)
MC6	89,474	246,694	(157,220)
MC7	42,948	23,633	19,315
MC8	114,556	405,461	(290,905)
MC9	19,503	59,873	(40,370)
MD0	62,828	206,475	(143,647)
M92	2,289,459	5,165,496	(2,876,037)
M96	637,488	753,710	(116,222)
MD2	2,666,370	3,411,232	(744,862)
MA6	159,929	313,663	(153,734)
MA3	194,954	356,958	(162,004)
M97	87,140	234,210	(147,070)
MD5	129,153	217,633	(88,480)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUD)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M98	68,210	207,641	(139,431)
M93	365,118	1,067,992	(702,874)
MD6	535,703	2,047,548	(1,511,845)
MB3	53,982	250,646	(196,664)
MD8	2,040,891	2,198,497	(157,606)
MD9	11,875,840	11,795,998	79,842
ME2	49,404	135,731	(86,327)
ME3	137,977	359,457	(221,480)
MA5	266,751	247,587	19,164
MA7	12,897	45,243	(32,346)
ME4	95,431	213,934	(118,503)
MA2	103,357	42,974	60,383
MF3	653,649	770,674	(117,025)
MF5	1,401,410	3,760,484	(2,359,074)
MF6	4,656	9,445	(4,789)
MF7	375,013	484,801	(109,788)
MF9	651,354	2,043,861	(1,392,507)
MG1	965,854	1,915,383	(949,529)
MF2	3,385,063	4,979,215	(1,594,152)
MG2	2,489,445	3,084,788	(595,343)
MG3	194,963	280,977	(86,014)
MG4	295,405	334,903	(39,498)
MG6	1,948,071	7,775,746	(5,827,675)
MG7	117,023	129,970	(12,947)
V45	8,011	2,512	5,499
U41	6,584	1	6,583
U43	305	82	223
V44	222,906	260,750	(37,844)
V43	41,175	196,435	(155,260)
O19	45,452	119,909	(74,457)
O23	226,159	218,337	7,822
O20	82,364	198,396	(116,032)
O21	303,224	1,022,775	(719,551)
O04	14,052	31,692	(17,640)
PH2	2,646	3,921	(1,275)
P08	87,821	171,257	(83,436)
PC0	100,100	253,233	(153,133)
P70	19,879	20,618	(739)
P10	988,524	1,147,167	(158,643)
PK8	22,162	46,464	(24,302)
P20	4,811	9,467	(4,656)
PM5	3,644	-	3,644
PD6	1,595,856	4,944,254	(3,348,398)
P06	236,291	493,770	(257,479)
P07	1,289,941	2,002,753	(712,812)
P68	82,847	4,993	77,854
PI3	371,330	418,698	(47,368)
P72	163,162	158,521	4,641
P88	9,067	48	9,019
P93	1,580	-	1,580
P89	4,941	299	4,642

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8.	CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
P95	2,656	201	2,455
P79	8,068	565	7,503
W41	1,593	3,921	(2,328)
W42	48	173	(125)
W50	49,142	16,361	32,781

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	83,787	467,198	(383,411)
AO5	176,999	1,054,756	(877,757)
AM2	12,539	114,893	(102,354)
A98	267,289	723,032	(455,743)
AC4	9,075	1,318	7,757
A74	84,446	105,745	(21,299)
AP0	11,864	1,002	10,862
AQ1	1,311	657	654
AS3	11,769	1,298	10,471
AQ3	333	10	323
B18	740,242	4,234,323	(3,494,081)
L33	2,577	40	2,537
C71	32	67	(35)
C59	1,029	419	610
C60	118,952	1,015,518	(896,566)
C89	1,270	374	896
C90	79,944	317,979	(238,035)
C58	27,610	111,712	(84,102)
C91	4,177	755	3,422
FD7	492,904	1,079,189	(586,285)
F24	289,968	1,567,565	(1,277,597)
F88	33,101	59,340	(26,239)
FB9	82,471	157,307	(74,836)
F15	30,189	161,034	(130,845)
F41	260,490	994,191	(733,701)
FE3	483,427	2,892,933	(2,409,506)
T21	75,211	355,796	(280,585)
T20	450,912	864,252	(413,340)
FE6	50,998	247,751	(196,753)
T59	74,720	118,673	(43,953)
F56	82,790	180,873	(98,083)
F59	203,302	827,988	(624,686)
FF0	6,047	39,301	(33,254)
F54	196,456	999,092	(802,636)
FG8	161	5,635	(5,474)
F53	45,769	174,660	(128,891)
FJ9	328	10,693	(10,365)
T28	117,401	201,333	(83,932)
FJ0	1,759	8,216	(6,457)
G03	3,537	15	3,522
H24	3,783	12,501	(8,718)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUD)

	Units Issued	Units Redeemed	Net Increase (Decrease)
H32	4,205	17,303	(13,098)
V35	40,986	81,073	(40,087)
V13	106,837	320,561	(213,724)
V11	207,244	937,160	(729,916)
AC1	14,801	57,611	(42,810)
J88	640,150	652,394	(12,244)
J94	111,541	143,871	(32,330)
L11	265,931	690,651	(424,720)
L18	48,322	217,590	(169,268)
L17	64,969	271,409	(206,440)
M07	1,027,266	3,547,464	(2,520,198)
M35	935,045	4,193,323	(3,258,278)
M31	161,948	737,262	(575,314)
M80	66,913	136,389	(69,476)
MF1	161,184	416,324	(255,140)
M41	71,771	239,110	(167,339)
M05	159,217	649,708	(490,491)
M42	99,148	609,045	(509,897)
M89	3,219,579	6,485,565	(3,265,986)
M82	117,300	1,239,211	(1,121,911)
M44	382,679	1,579,231	(1,196,552)
M40	226,734	1,051,318	(824,584)
M83	668,932	2,797,655	(2,128,723)
M08	224,789	1,347,128	(1,122,339)
MB6	447,455	1,433,080	(985,625)
MB7	103,461	427,058	(323,597)
MC0	167,522	403,489	(235,967)
MA0	805,221	1,290,464	(485,243)
MC2	125,837	560,511	(434,674)
MC1	185,019	434,894	(249,875)
MC3	39,571	89,932	(50,361)
MA1	88,756	262,007	(173,251)
MC4	82,226	85,393	(3,167)
MC5	5,918	9,175	(3,257)
MC6	76,512	237,867	(161,355)
MC7	6,380	10,875	(4,495)
MC8	74,011	457,612	(383,601)
MC9	16,708	57,901	(41,193)
MD0	52,649	237,907	(185,258)
M92	848,204	5,885,296	(5,037,092)
M96	421,864	755,470	(333,606)
MD2	1,209,196	2,231,702	(1,022,506)
MA6	138,094	349,447	(211,353)
MA3	136,514	376,595	(240,081)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUD)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M97	74,111	314,822	(240,711)
MD5	119,764	273,625	(153,861)
M98	62,786	203,003	(140,217)
M93	246,767	1,221,829	(975,062)
MD6	662,674	2,433,309	(1,770,635)
MB3	71,447	265,135	(193,688)
MD8	1,397,857	1,762,463	(364,606)
MD9	6,051,856	7,526,615	(1,474,759)
ME2	53,234	163,598	(110,364)
ME3	68,827	385,220	(316,393)
MA5	138,876	203,970	(65,094)
MA7	17,680	46,786	(29,106)
ME4	46,000	268,136	(222,136)
MA2	14,218	11,317	2,901
MF3	219,376	684,198	(464,822)
MF5	1,279,358	5,147,877	(3,868,519)
MF6	4,278	13,666	(9,388)
MF7	120,320	545,010	(424,690)
MF9	283,585	2,418,989	(2,135,404)
MG1	870,910	1,945,575	(1,074,665)
MF2	2,307,410	3,986,883	(1,679,473)
MG2	1,556,616	1,935,082	(378,466)
MG3	54,681	275,658	(220,977)
MG4	53,330	277,459	(224,129)
MG6	1,477,254	10,682,819	(9,205,565)
MG7	20,639	84,642	(64,003)
V44	101,435	142,062	(40,627)
V43	73,947	111,349	(37,402)
O19	32,890	125,555	(92,665)
O23	35,468	114,641	(79,173)
O20	25,922	160,831	(134,909)
O21	181,495	1,311,461	(1,129,966)
O04	8,609	29,131	(20,522)
PH2	105	5,360	(5,255)
P08	113,365	189,473	(76,108)
PC0	67,754	270,653	(202,899)
P70	3,522	14,155	(10,633)
P10	512,152	778,471	(266,319)
PK8	17,773	41,910	(24,137)
P20	7,934	28,357	(20,423)
PD6	711,571	4,842,844	(4,131,273)
P06	186,368	392,546	(206,178)
P07	778,815	1,661,803	(882,988)
P68	2,533	638	1,895
PI3	137,373	254,022	(116,649)
P72	92,641	154,034	(61,393)
P95	667	3	664
P79	1,527	37	1,490
W41	149	1,669	(1,520)
W42	7	99	(92)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9.	TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
AL1
2020	2,137,310	$11.5276	to	$16.0348	$37,181,804	2.14%	1.20%	to	2.25%	7.94%	to	6.80%
2019	2,340,904	18.0438	to	15.0135	37,855,824	2.30	0.65	to	2.25	17.43	to	15.56
2018	2,724,315	15.3649	to	12.9921	37,903,067	1.65	0.65	to	2.25	(7.02)	to	(8.51)
2017	3,291,629	16.5251	to	14.2013	49,750,511	1.79	0.65	to	2.25	14.87	to	13.04
2016	3,865,256	14.3855	to	12.5630	51,387,951	1.79	0.65	to	2.25	3.76	to	2.09

AO5
2020	5,255,164	14.6773	to	12.7364	70,406,634	1.52	0.65	to	2.10	4.18	to	2.66
2019	5,551,012	14.0887	to	12.4059	72,077,915	1.77	0.65	to	2.10	14.49	to	12.83
2018	6,428,769	12.3054	to	10.6142	73,598,916	1.58	0.65	to	2.55	(7.95)	to	(9.71)
2017	7,463,101	13.3685	to	11.7555	93,739,200	1.77	0.65	to	2.55	13.58	to	11.43
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73

AM2
2020	318,328	13.6210	to	12.2738	4,166,019	1.10	1.35	to	2.15	27.85	to	26.82
2019	421,037	10.6537	to	9.6780	4,331,861	0.28	1.35	to	2.15	25.52	to	24.51
2018	523,391	8.4878	to	7.7730	4,303,059	0.42	1.35	to	2.15	(18.72)	to	(19.38)
2017	524,543	10.4423	to	9.6410	5,325,012	0.90	1.35	to	2.15	32.83	to	31.76
2016	713,443	7.8616	to	7.3171	5,466,235	-	1.35	to	2.15	(8.32)	to	(9.07)

A98
2020	3,473,643	7.9610	to	7.1739	26,366,188	1.58	1.30	to	2.10	0.88	to	0.07
2019	3,626,556	7.8914	to	7.1689	27,378,427	0.79	1.30	to	2.10	15.28	to	14.35
2018	4,082,299	6.8457	to	6.2693	26,841,883	1.07	1.30	to	2.10	(23.98)	to	(24.60)
2017	4,094,690	9.0054	to	8.1495	35,557,688	1.85	1.30	to	2.10	23.48	to	22.24
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)

AC4
2020	70,235	15.5480			1,092,017	-	1.20			33.53
2019	7,757	11.6441			90,321	-	1.20			32.76

A74
2020	562,812	24.4834	to	20.9653	12,306,296	0.81	0.65	to	2.30	2.38	to	0.69
2019	576,830	23.9137	to	20.8218	12,498,367	0.33	0.65	to	2.30	19.12	to	17.16
2018	598,129	20.0747	to	17.7721	11,122,134	0.22	0.65	to	2.30	(15.85)	to	(17.24)
2017	595,805	23.8553	to	21.4756	13,307,996	0.27	0.65	to	2.30	12.12	to	10.27
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92

AP0
2020	270,332	16.5431			4,472,124	0.17	1.20			49.90
2019	10,862	11.0364			119,876	1.17	1.20			28.88

AQ1
2020	40,047	12.1636			487,112	1.96	1.20			11.89
2019	654	10.8711			7,109	7.73	1.20			24.35

AQ2
2020	8,469	12.02966			101,879	1.23	1.20			12.30

AS3
2020	162,665	12.0830			1,965,479	2.76	1.20			10.81
2019	10,471	10.9039			114,179	6.29	1.20			19.48

AS6
2020	61,464	14.6227			898,766	0.05	1.20			28.61

AQ3
2020	27,209	14.0047			381,060	-	1.20			21.81
2019	323	11.4968			3,715	2.05	1.20			27.27

AX1
2020	13,914	11.9321			166,024	2.75	1.20			8.68

B18
2020	19,276,712	18.3831	to	19.0442	400,737,513	1.21	0.65	to	2.35	19.92	to	17.88
2019	22,286,973	15.3292	to	16.1552	390,773,237	1.22	0.65	to	2.35	16.99	to	15.01
2018	25,781,054	13.1029	to	14.0473	390,316,328	0.81	0.65	to	2.35	(8.18)	to	(9.75)
2017	29,819,354	14.2705	to	15.5648	496,768,753	1.22	0.65	to	2.35	12.97	to	11.06
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37

L33
2020	4,516	12.3843			55,923	0.05	1.20			13.72
2019	2,537	10.8900			27,625	0.71	1.20			31.06

C65[5]
2016	-	9.8054	to	12.3340	-	0.80	1.30	to	2.10	(4.24)	to	(4.49)

C61[6]
2016	-	17.1122	to	16.0816	-	-	1.35	to	1.90	(6.80)	to	(6.97)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,						For the years ended December 31,
							Investment
		Unit Value			Net		Income	Income
	Units	lowest to highest[4]			Assets		Ratio[1]	lowest to highest[2]			Total Return[3]
C62[7]
2016	-	$15.5095	to	$11.8811	-	-	0.65%	to	2.30%	(6.66%)	to	(7.17%)

C64[8]
2016	-	17.4651	to	14.6266	-	0.19	0.65	to	2.25	(0.66)	to	(1.19)

C71
2020	914	24.0595	to	23.6788	21,954	0.34	1.65	to	1.75	6.80	to	6.70
2019	944	22.5273	to	22.1927	21,229	0.27	1.65	to	1.75	18.99	to	18.88
2018	979	18.9315	to	18.4082	18,507	0.20	1.65	to	1.85	(19.52)	to	(19.69)
2017	1,531	23.8314	to	22.9200	35,534	0.33	1.65	to	1.85	12.23	to	11.89
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29

C59
2020	3,327	22.3496	to	21.8286	73,499	-	1.35	to	1.85	32.92	to	32.25
2019	3,939	16.8147	to	16.5058	65,592	-	1.35	to	1.85	34.07	to	33.40
2018	3,329	12.4742	to	12.3734	41,354	-	1.55	to	1.85	(5.43)	to	(5.72)
2017	4,106	13.2350	to	13.1127	54,028	-	1.55	to	1.85	26.41	to	25.72
2016	47,225	10.4695	to	10.5251	493,355	-	1.35	to	2.10	4.70	to	5.25

C60
2020	2,552,106	22.8455	to	21.3353	55,532,553	-	0.65	to	2.10	33.54	to	31.59
2019	3,355,394	17.1081	to	16.2133	55,246,600	-	0.65	to	2.10	34.65	to	32.70
2018	4,251,960	12.7053	to	12.2179	52,539,863	-	0.65	to	2.10	(4.76)	to	(6.15)
2017	5,124,522	13.3407	to	12.9747	67,191,797	-	0.65	to	2.10	27.01	to	24.92
2016	6,524,247	10.5036	to	10.3862	68,050,656	-	0.65	to	2.30	5.04	to	3.86

C89
2020	5,600	22.3542	to	21.7297	122,603	-	1.35	to	1.95	30.15	to	29.36
2019	9,175	16.9851	to	16.7973	154,346	-	1.65	to	1.95	29.59	to	29.20
2018	8,279	13.2139	to	13.0013	107,634	-	1.35	to	1.95	(3.72)	to	(4.30)
2017	4,376	13.7243	to	13.6550	59,794	-	1.35	to	1.65	31.24	to	30.85
2016	7,157	10.4571	to	10.4571	74,841	-	1.35	to	1.35	4.57	to	4.57

C90
2020	787,774	22.8352	to	21.3268	17,135,069	-	0.65	to	2.10	30.75	to	28.85
2019	987,736	17.4648	to	16.5514	16,597,423	-	0.65	to	2.10	30.58	to	28.69
2018	1,225,771	13.3747	to	12.8616	15,948,283	-	0.65	to	2.10	(3.29)	to	(4.70)
2017	1,481,307	13.8294	to	13.4615	20,174,133	-	0.65	to	2.10	31.83	to	29.72
2016	2,020,327	10.4906	to	10.3770	21,055,048	-	0.65	to	2.25	4.91	to	3.77

C58
2020	338,100	13.2924	to	12.7991	4,416,458	1.49	1.30	to	2.10	7.41	to	6.54
2019	380,321	12.3754	to	12.0129	4,641,220	1.80	1.30	to	2.10	23.53	to	22.53
2018	464,423	10.0185	to	9.8039	4,605,013	2.57	1.30	to	2.10	(17.90)	to	(18.56)
2017	484,738	12.2025	to	12.0386	5,875,958	1.89	1.30	to	2.10	25.54	to	24.53
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)

C91
2020	12,557	11.1665			140,220	-	1.20			5.53
2019	3,422	10.5818			36,216	-	1.20			24.91

FD7
2020	4,591,952	26.4004	to	22.1486	111,958,956	1.24	0.65	to	2.30	21.33	to	19.33
2019	5,062,414	21.7589	to	18.6826	102,797,537	1.53	0.65	to	2.25	23.31	to	21.34
2018	5,648,699	17.6458	to	15.3970	93,952,498	1.26	0.65	to	2.25	(5.06)	to	(6.59)
2017	6,229,085	18.5872	to	16.4832	110,189,532	1.29	0.65	to	2.25	15.36	to	13.52
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57

F24
2020	4,745,987	35.6250	to	27.3342	142,207,353	0.08	0.65	to	2.35	29.39	to	27.19
2019	6,086,530	27.5338	to	21.4915	142,358,463	0.21	0.65	to	2.35	30.42	to	28.21
2018	7,364,127	21.1113	to	16.7628	133,455,014	0.43	0.65	to	2.35	(7.25)	to	(8.83)
2017	8,844,758	22.7613	to	18.3870	174,643,966	0.75	0.65	to	2.35	20.80	to	18.75
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20

F88
2020	136,742	20.0882	to	17.8959	2,561,365	1.00	1.35	to	2.10	10.73	to	9.89
2019	129,978	18.1424	to	16.2854	2,233,208	1.67	1.35	to	2.10	14.19	to	13.33
2018	156,217	15.8877	to	14.3697	2,352,321	1.34	1.35	to	2.10	(5.56)	to	(6.27)
2017	177,031	16.8227	to	15.3314	2,838,467	1.24	1.35	to	2.10	11.28	to	10.44
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02

FB9
2020	611,405	21.3308	to	19.0028	12,343,763	1.03	1.35	to	2.10	12.03	to	11.19
2019	657,257	19.0399	to	17.0910	11,901,135	1.76	1.35	to	2.10	16.38	to	15.51
2018	732,093	16.4691	to	14.5012	11,440,547	1.33	1.30	to	2.25	(6.52)	to	(7.41)
2017	841,754	17.6171	to	15.6620	14,133,977	1.18	1.30	to	2.25	13.31	to	12.24
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
F15
2020	1,011,319	$22.2216	to	$19.0470	$21,232,682	1.05%	1.30%	to	2.30%	13.23%	to	12.09%
2019	1,025,139	19.6253	to	16.9923	19,154,940	1.75	1.30	to	2.30	18.32	to	17.14
2018	1,155,984	16.5860	to	14.5061	18,320,292	1.21	1.30	to	2.30	(7.30)	to	(8.24)
2017	1,353,040	17.8926	to	15.8083	23,206,885	1.20	1.30	to	2.30	14.76	to	13.61
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37

F41
2020	3,053,574	24.4464	to	22.6759	75,212,506	0.38	0.65	to	2.25	17.10	to	15.22
2019	3,638,561	20.8766	to	19.6798	77,323,129	0.66	0.65	to	2.25	22.37	to	20.42
2018	4,372,262	17.0599	to	16.3429	76,689,077	0.41	0.65	to	2.25	(15.33)	to	(16.69)
2017	4,924,150	20.1484	to	19.6170	103,099,597	0.48	0.65	to	2.25	19.76	to	17.85
2016	6,007,337	16.8246	to	15.6761	106,126,074	0.28	0.65	to	2.30	11.20	to	3.49

FE3
2020	12,795,754	16.4871	to	14.9913	212,174,612	2.65	0.65	to	2.35	6.16	to	4.35
2019	13,956,758	15.5308	to	14.3662	220,190,765	0.30	0.65	to	2.35	16.62	to	14.64
2018	16,366,264	13.3179	to	12.2318	223,656,663	2.11	0.65	to	2.55	(11.13)	to	(12.83)
2017	18,450,816	14.9865	to	14.0320	286,667,341	0.99	0.65	to	2.55	13.83	to	11.68
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49

F19
2020	8,070	12.6066			101,734	2.26	1.20			20.12

T21
2020	996,395	20.8964	to	18.0498	19,540,379	4.31	1.30	to	2.25	15.66	to	14.56
2019	1,213,365	18.0670	to	15.7564	20,664,498	0.99	1.30	to	2.25	25.05	to	23.86
2018	1,493,950	14.4474	to	12.6351	20,434,049	0.86	1.30	to	2.30	(16.89)	to	(17.73)
2017	1,568,820	17.3842	to	15.3587	25,935,308	0.99	1.30	to	2.30	38.59	to	37.20
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74

T20
2020	3,756,405	16.4563	to	16.9424	71,582,091	3.51	1.30	to	2.50	(2.44)	to	(3.62)
2019	3,970,974	16.8684	to	17.5788	77,960,240	1.75	1.30	to	2.50	11.07	to	9.73
2018	4,384,314	15.1872	to	16.0195	77,842,413	2.62	1.30	to	2.50	(16.54)	to	(17.56)
2017	4,689,800	18.1981	to	19.4305	100,198,304	2.57	1.30	to	2.50	15.18	to	13.80
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50

FE6
2020	1,485,214	17.8952	to	15.9175	25,608,396	1.48	1.35	to	2.25	10.23	to	9.24
2019	1,669,351	16.2337	to	14.5715	26,197,758	3.54	1.35	to	2.25	18.25	to	17.18
2018	1,866,104	13.7288	to	12.0292	24,844,546	2.98	1.35	to	2.55	(10.87)	to	(11.95)
2017	2,254,176	15.4036	to	13.6620	33,745,241	2.69	1.35	to	2.55	10.47	to	9.15
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29

T59
2020	398,143	10.8038	to	9.2511	3,863,954	7.79	0.65	to	2.30	(5.97)	to	(7.52)
2019	427,256	11.4894	to	10.0037	4,468,153	6.55	0.65	to	2.30	1.20	to	(0.47)
2018	471,209	11.3537	to	9.8660	4,917,758	-	0.65	to	2.55	1.23	to	(0.70)
2017	519,699	11.2156	to	9.9355	5,415,144	-	0.65	to	2.55	1.10	to	(0.81)
2016	531,876	11.0934	to	10.0171	5,559,572	-	0.65	to	2.55	2.20	to	0.25

F56
2020	598,179	18.5019	to	21.3981	14,040,606	3.08	1.30	to	2.25	4.42	to	3.43
2019	642,518	17.7181	to	20.6892	14,491,099	2.71	1.30	to	2.25	13.66	to	12.58
2018	740,601	15.5885	to	18.3774	14,774,999	1.96	1.30	to	2.25	(15.96)	to	(16.77)
2017	824,218	18.5490	to	22.0791	19,669,139	1.63	1.30	to	2.25	16.97	to	15.85
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15

F59
2020	3,261,985	17.3016	to	14.3748	51,437,879	5.81	0.65	to	2.30	0.04	to	(1.62)
2019	3,499,450	17.2950	to	14.6110	55,707,188	5.27	0.65	to	2.30	15.31	to	13.40
2018	4,124,136	14.9993	to	12.8840	57,532,026	4.88	0.65	to	2.30	(4.93)	to	(6.51)
2017	5,191,041	15.7769	to	13.7804	76,940,338	4.16	0.65	to	2.30	8.96	to	7.17
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
FF0
2020	97,334	$15.8582	to	$14.8472	$1,519,999	5.63%	1.35%	to	2.05%	(0.78%)	to	(1.48%)
2019	97,632	15.9829	to	15.0064	1,539,309	4.92	1.35	to	2.10	14.49	to	13.62
2018	130,886	13.9607	to	13.2072	1,804,932	4.63	1.35	to	2.10	(5.71)	to	(6.42)
2017	157,213	14.8062	to	14.1139	2,301,820	3.85	1.35	to	2.10	8.08	to	7.26
2016	174,678	13.6995	to	13.1580	2,367,221	4.61	1.35	to	2.10	12.33	to	11.48

F54
2020	4,727,890	19.4060	to	21.9908	116,819,020	2.95	0.65	to	2.30	(5.66)	to	(7.22)
2019	4,608,107	20.5707	to	23.7028	121,896,779	1.78	0.65	to	2.30	21.78	to	19.77
2018	5,410,743	16.8922	to	18.0108	118,801,510	2.29	0.65	to	2.55	(9.66)	to	(11.38)
2017	6,319,857	18.6985	to	20.3246	155,223,568	2.18	0.65	to	2.55	7.65	to	5.61
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10

FG8
2020	12,468	18.3655	to	17.1946	223,325	2.86	1.35	to	2.05	(6.45)	to	(7.11)
2019	11,683	19.6320	to	18.5107	224,329	1.45	1.35	to	2.05	20.79	to	19.94
2018	17,157	16.2532	to	15.4333	274,591	2.27	1.35	to	2.05	(10.39)	to	(11.02)
2017	17,441	18.1374	to	17.3450	312,227	2.13	1.35	to	2.05	6.80	to	6.05
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56

F53
2020	508,970	25.8172	to	37.2682	21,129,483	1.67	0.65	to	2.30	4.50	to	2.78
2019	564,908	24.7045	to	36.2616	22,684,408	1.05	0.65	to	2.30	25.53	to	23.46
2018	693,799	19.6805	to	26.3599	22,434,949	0.90	0.65	to	2.55	(13.45)	to	(15.10)
2017	828,913	22.7376	to	31.0472	31,372,808	0.52	0.65	to	2.55	9.93	to	7.85
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87

FJ9
2020	11,004	24.2127	to	22.6690	260,494	1.56	1.35	to	2.05	3.71	to	2.98
2019	11,424	23.3463	to	22.0128	261,610	1.07	1.35	to	2.05	24.53	to	23.66
2018	21,789	18.7476	to	17.8018	400,380	0.79	1.35	to	2.05	(14.19)	to	(14.79)
2017	41,607	21.8470	to	20.8925	899,453	0.44	1.35	to	2.05	9.08	to	8.31
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45

T28
2020	755,442	13.5537	to	13.6884	11,191,292	4.82	0.65	to	2.25	2.76	to	1.11
2019	846,888	13.1901	to	13.5381	12,325,639	5.06	0.65	to	2.25	7.35	to	5.64
2018	930,820	12.2867	to	12.8155	12,748,164	2.76	0.65	to	2.25	(2.77)	to	(4.34)
2017	1,150,422	12.6373	to	13.3963	16,389,786	2.97	0.65	to	2.25	3.88	to	2.22
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
FJ0
2020	11,687	$12.4310	to	$11.6385	$142,774	4.65%	1.35%	to	2.05%	1.95%	to	1.23%
2019	12,959	12.1933	to	11.4969	155,855	4.56	1.35	to	2.05	6.48	to	5.73
2018	19,416	11.4511	to	10.8734	220,573	2.44	1.35	to	2.05	(3.56)	to	(4.24)
2017	23,299	11.8738	to	11.3549	274,294	2.49	1.35	to	2.05	3.06	to	2.33
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65

G03
2020	11,758	12.0231			141,366	1.29	1.20			15.91
2019	3,522	10.3727			36,538	6.25	1.20			23.43

H24
2020	55,637	14.4690	to	13.4533	786,570	0.65	1.35	to	1.90	(0.17)	to	(0.72)
2019	55,201	14.4934	to	13.5511	783,087	2.65	1.35	to	1.90	5.85	to	5.27
2018	63,919	13.6922	to	12.8733	858,394	3.63	1.35	to	1.90	(5.86)	to	(6.39)
2017	88,851	14.5448	to	13.7514	1,272,105	3.12	1.35	to	1.90	(2.91)	to	(3.45)
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94

H32
2020	48,854	21.7101	to	19.6572	1,036,742	-	1.35	to	2.10	12.60	to	11.75
2019	55,082	19.2814	to	17.5910	1,040,138	-	1.35	to	2.10	22.33	to	21.41
2018	68,180	15.7616	to	14.4888	1,054,406	0.66	1.35	to	2.10	(8.44)	to	(9.13)
2017	90,402	17.2141	to	15.9449	1,530,826	0.52	1.35	to	2.10	15.94	to	15.07
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67

V35
2020	228,866	20.5708	to	18.6583	4,514,770	0.65	1.35	to	2.10	(0.50)	to	(1.26)
2019	271,291	20.6752	to	18.8957	5,387,511	0.41	1.35	to	2.10	23.03	to	22.10
2018	311,378	16.8049	to	15.4750	5,050,033	0.18	1.35	to	2.10	(14.05)	to	(14.70)
2017	400,331	19.5512	to	18.1415	7,594,507	0.58	1.35	to	2.10	8.21	to	7.39
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V13
2020	1,255,493	$24.5181	to	$17.1465	$22,939,013	2.15%	0.65%	to	2.10%	(1.73%)	to	(3.16%)
2019	1,331,139	24.9503	to	17.7062	25,022,831	1.67	0.65	to	2.10	24.13	to	22.33
2018	1,544,863	20.1003	to	13.7074	23,624,426	1.36	0.65	to	2.55	(12.94)	to	(14.60)
2017	1,780,350	23.0876	to	16.0509	31,650,617	1.95	0.65	to	2.55	16.81	to	14.60
2016	2,109,158	19.7645	to	14.0059	32,417,640	1.29	0.65	to	2.55	16.23	to	14.00

AB3
2020	24,479	11.7115	to	11.7115	286,682	2.53	1.20	to	1.20	8.02	to	8.02

V11
2020	4,174,214	22.0695	to	19.6125	87,202,232	2.21	0.65	to	2.10	8.94	to	7.35
2019	4,591,136	20.2592	to	18.2691	88,979,408	2.26	0.65	to	2.10	19.23	to	17.50
2018	5,321,052	16.9917	to	15.5479	87,367,855	1.92	0.65	to	2.10	(10.32)	to	(11.62)
2017	6,061,599	18.9464	to	17.5930	112,135,840	1.47	0.65	to	2.10	10.06	to	8.47
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42

AC1
2020	132,323	18.2018	to	16.9606	2,330,723	2.06	1.35	to	2.10	12.20	to	11.36
2019	151,039	16.2221	to	15.2308	2,379,791	1.23	1.35	to	2.10	26.51	to	25.56
2018	193,849	12.8226	to	12.1304	2,426,299	1.77	1.35	to	2.10	(16.35)	to	(16.99)
2017	200,796	15.3295	to	14.6127	3,015,957	1.22	1.35	to	2.10	21.08	to	20.17
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)

J88
2020	3,783,695	12.5986	to	10.9944	43,536,692	1.66	0.65	to	2.10	6.98	to	5.43
2019	3,728,909	11.7765	to	10.4285	40,491,756	2.38	0.65	to	2.10	7.17	to	5.61
2018	3,741,153	10.9890	to	9.8743	38,269,637	2.30	0.65	to	2.10	(0.88)	to	(2.32)
2017	4,490,602	11.0863	to	9.9802	46,803,470	2.39	0.65	to	2.10	2.63	to	0.94
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)

J94
2020	508,509	36.9316	to	32.2300	17,173,211	0.57	0.65	to	2.10	24.13	to	22.33
2019	574,362	29.7517	to	26.3469	15,769,422	0.62	0.65	to	2.10	30.59	to	28.69
2018	606,692	22.7832	to	20.4724	12,883,908	0.62	0.65	to	2.10	(7.03)	to	(8.39)
2017	595,767	24.5064	to	22.3467	13,758,720	0.69	0.65	to	2.10	21.25	to	19.50
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37

L11
2020	2,898,976	10.5186	to	9.4750	30,094,960	2.75	0.65	to	2.35	(1.92)	to	(3.59)
2019	2,926,589	10.7242	to	9.8276	31,286,383	0.88	0.65	to	2.35	17.37	to	15.38
2018	3,351,309	9.1367	to	8.5174	30,828,463	1.85	0.65	to	2.35	(19.09)	to	(20.47)
2017	3,508,497	11.2922	to	10.7098	40,317,841	1.68	0.65	to	2.35	27.00	to	24.85
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94

L16
2020	1,388	11.2470	to	11.2470	15,611	10.58	1.20	to	1.20	6.02	to	6.02

L18
2020	492,772	37.8028	to	40.3658	22,184,488	-	0.65	to	2.35	38.47	to	36.12
2019	665,279	27.3000	to	29.6554	21,837,274	-	0.65	to	2.35	35.48	to	33.18
2018	834,547	20.1504	to	21.7574	20,439,006	-	0.65	to	2.50	(3.52)	to	(5.32)
2017	1,020,692	20.8862	to	22.9788	26,220,456	-	0.65	to	2.50	22.11	to	19.86
2016	1,243,093	17.1039	to	19.1710	26,470,868	-	0.65	to	2.50	0.58	to	(1.30)

L17
2020	1,135,208	22.6420	to	25.0818	31,326,927	1.23	0.65	to	2.25	1.11	to	(0.51)
2019	1,152,329	22.3933	to	25.2104	31,755,340	1.20	0.65	to	2.25	20.73	to	18.80
2018	1,358,769	18.5489	to	21.0581	31,371,127	1.43	0.65	to	2.30	(8.76)	to	(10.27)
2017	1,583,940	20.3289	to	23.4681	40,528,331	1.01	0.65	to	2.30	11.85	to	10.00
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M07
2020	18,785,970	$16.3649	to	$15.5191	$300,918,369	2.27%	1.15%	to	1.85%	8.56%	to	7.78%
2019	20,851,912	15.0746	to	14.3983	308,554,370	2.32	1.15	to	1.85	19.01	to	18.17
2018	23,372,110	12.6662	to	12.1847	291,492,108	2.16	1.15	to	1.85	(6.69)	to	(7.36)
2017	26,748,775	13.5747	to	13.1528	358,797,486	2.33	1.15	to	1.85	11.02	to	10.23
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08

M35
2020	17,360,121	16.6635	to	14.6786	268,706,386	2.06	0.65	to	2.35	8.80	to	6.95
2019	19,920,899	15.3152	to	13.7245	286,329,571	2.10	0.65	to	2.35	19.34	to	17.31
2018	23,179,177	12.8336	to	11.5711	281,998,243	1.94	0.65	to	2.55	(6.49)	to	(8.27)
2017	27,563,591	13.7237	to	12.6143	362,120,950	2.12	0.65	to	2.55	11.30	to	9.19
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04

M31
2020	3,213,412	27.4856	to	25.8435	171,810,807	-	1.00	to	1.85	30.54	to	29.42
2019	3,740,843	21.0558	to	19.9683	152,966,150	-	1.00	to	1.85	36.77	to	35.60
2018	4,316,157	15.3951	to	14.7254	128,977,969	0.09	1.00	to	1.85	1.64	to	0.77
2017	4,789,327	15.1470	to	14.6133	141,290,687	0.10	1.00	to	1.85	30.10	to	28.99
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55

M80
2020	434,007	43.7438	to	66.5091	24,429,273	-	0.65	to	2.25	30.68	to	28.59
2019	512,464	33.4741	to	51.7228	22,382,240	-	0.65	to	2.25	36.88	to	34.70
2018	581,940	24.4544	to	38.3992	18,852,039	-	0.65	to	2.25	1.74	to	0.11
2017	678,694	24.0356	to	38.3580	21,420,058	-	0.65	to	2.25	30.24	to	28.16
2016	863,914	18.4555	to	28.9819	21,240,396	-	0.65	to	2.30	1.51	to	(2.62)

MF1
2020	1,363,219	21.4949	to	18.5618	27,495,728	-	1.15	to	1.85	34.92	to	33.96
2019	1,585,873	15.9313	to	13.8562	23,780,230	-	1.15	to	1.85	37.08	to	36.11
2018	1,841,013	11.6216	to	10.1803	20,181,465	-	1.15	to	1.85	0.08	to	(0.64)
2017	2,084,083	11.6128	to	10.2460	22,916,943	0.12	1.15	to	1.85	25.56	to	24.66
2016	2,360,839	9.2491	to	8.2190	20,746,816	-	1.15	to	1.85	3.72	to	2.97

M41
2020	693,160	38.7964	to	44.7230	28,860,260	-	0.65	to	2.30	35.23	to	33.00
2019	788,367	28.6884	to	33.6261	25,548,387	-	0.65	to	2.30	37.38	to	35.12
2018	955,706	20.8824	to	24.8865	23,268,767	-	0.65	to	2.30	0.29	to	(1.37)
2017	1,151,944	15.3076	to	22.9447	28,534,920	-	1.15	to	2.30	25.23	to	23.72
2016	1,460,801	12.2240	to	18.5451	29,172,668	-	1.15	to	2.35	3.41	to	2.16

M05
2020	2,517,095	26.2779	to	24.8728	64,273,735	-	1.00	to	1.85	44.43	to	43.20
2019	2,988,255	18.1945	to	17.3698	53,070,736	-	1.00	to	1.85	40.29	to	39.09
2018	3,478,746	12.9696	to	12.4881	44,227,317	-	1.00	to	1.85	(2.47)	to	(3.30)
2017	3,974,846	13.2975	to	12.9145	52,059,415	-	1.00	to	1.85	25.39	to	24.33
2016	4,550,411	10.6045	to	10.3875	47,735,809	-	1.00	to	1.85	7.96	to	7.03

M42
2020	1,288,035	35.7077	to	31.0559	38,522,692	-	0.65	to	2.35	44.64	to	42.18
2019	1,693,473	24.6879	to	21.8430	36,002,846	-	0.65	to	2.35	40.36	to	37.98
2018	2,203,370	17.5893	to	15.6340	34,009,316	-	0.65	to	2.55	(2.36)	to	(4.22)
2017	2,681,606	18.0142	to	16.3232	42,999,861	-	0.65	to	2.55	25.51	to	23.14
2016	3,472,298	14.3524	to	13.2562	45,183,766	-	0.65	to	2.55	8.09	to	6.02

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M89
2020	35,614,567	$13.4036	to	$11.4783	$437,174,562	3.23%	0.65%	to	2.30%	7.47%	to	5.69%
2019	37,989,667	12.4721	to	10.8599	438,069,818	3.15	0.65	to	2.30	9.21	to	7.41
2018	41,255,653	11.4207	to	9.9244	439,785,816	2.95	0.65	to	2.55	(1.97)	to	(3.84)
2017	50,252,561	11.6505	to	10.3209	551,839,591	3.10	0.65	to	2.55	3.51	to	1.55
2016	54,097,481	11.2556	to	10.1637	579,337,780	3.20	0.65	to	2.55	3.33	to	1.36

M82
2020	4,502,844	28.0545	to	24.9064	116,226,746	0.53	0.65	to	2.10	15.56	to	13.88
2019	5,170,576	24.2777	to	21.8715	116,695,377	0.58	0.65	to	2.10	31.74	to	29.83
2018	6,292,487	18.4283	to	16.8461	108,924,665	0.44	0.65	to	2.10	(5.25)	to	(6.63)
2017	7,695,385	19.4490	to	18.0426	142,050,646	1.09	0.65	to	2.10	22.27	to	20.50
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42

M44
2020	6,673,296	13.8539	to	13.2311	90,840,097	2.45	1.15	to	1.85	4.69	to	3.95
2019	7,697,178	13.2329	to	12.7289	100,358,195	3.96	1.15	to	1.85	23.64	to	22.76
2018	8,893,730	10.7023	to	10.3685	94,027,310	1.09	1.15	to	1.85	(0.10)	to	(0.81)
2017	10,265,356	10.7128	to	10.4535	109,070,327	4.23	1.15	to	1.85	13.53	to	12.72
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41

M40
2020	3,459,628	13.7586	to	12.6479	45,658,259	2.17	1.00	to	2.30	4.56	to	3.20
2019	3,882,378	13.1581	to	12.2558	49,315,500	3.71	1.00	to	2.30	23.56	to	21.95
2018	4,706,962	10.6496	to	10.0500	48,720,378	0.83	1.00	to	2.30	(0.20)	to	(1.51)
2017	5,932,848	10.6711	to	10.2037	61,936,024	3.99	1.00	to	2.30	13.35	to	11.88
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68

M83
2020	10,844,086	16.1075	to	20.3494	202,986,803	1.57	1.15	to	2.50	2.29	to	0.90
2019	11,986,049	15.7464	to	20.1686	219,810,033	2.10	1.15	to	2.50	28.32	to	26.58
2018	14,114,772	12.2708	to	15.9337	203,900,118	1.52	1.15	to	2.50	(11.12)	to	(12.33)
2017	16,073,885	13.7996	to	18.1754	262,999,598	1.90	1.15	to	2.50	16.30	to	14.73
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24

M08
2020	4,948,697	23.2142	to	20.2730	98,063,325	1.34	0.65	to	2.30	2.55	to	0.85
2019	5,322,655	22.6372	to	20.1014	104,013,424	1.87	0.65	to	2.30	28.66	to	26.55
2018	6,444,994	17.5939	to	15.8843	99,305,473	1.29	0.65	to	2.30	(10.94)	to	(12.42)
2017	7,634,946	19.7556	to	18.0898	133,865,829	1.70	0.65	to	2.30	16.59	to	14.61
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53

MB6
2020	5,645,548	48.3167	to	25.4852	248,711,024	1.64	1.15	to	1.85	14.02	to	13.21
2019	6,487,980	42.3746	to	22.5117	251,155,159	1.47	1.15	to	1.85	27.70	to	26.80
2018	7,473,605	19.5217	to	17.7543	226,421,225	1.35	1.15	to	1.85	(8.80)	to	(9.45)
2017	8,571,456	21.1244	to	19.6069	285,143,459	1.49	1.15	to	1.85	19.38	to	18.54
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44

MB7
2020	1,522,926	33.3442	to	31.9716	55,806,272	1.39	1.00	to	2.50	13.91	to	12.20
2019	1,845,504	29.2725	to	28.4960	59,738,770	1.24	1.00	to	2.50	27.59	to	25.67
2018	2,169,101	22.9432	to	22.6747	55,602,465	1.12	1.00	to	2.50	(8.91)	to	(10.29)
2017	2,537,208	25.1886	to	25.2752	72,128,774	1.29	1.00	to	2.50	19.27	to	17.48
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47

MC0
2020	1,809,941	29.5028	to	24.9086	49,656,153	3.49	1.15	to	1.85	9.31	to	8.53
2019	1,943,211	26.9909	to	22.9516	48,982,248	3.78	1.15	to	1.85	13.35	to	12.54
2018	2,179,178	23.8130	to	20.3944	48,602,145	3.83	1.15	to	1.85	(4.11)	to	(4.80)
2017	2,441,264	23.6529	to	21.4218	57,018,142	3.71	1.15	to	1.85	5.17	to	4.43
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA0
2020	5,624,668	$15.6680	to	$16.9686	$120,564,336	3.23%	0.65%	to	2.30%	9.62%	to	7.81%
2019	6,042,604	14.2930	to	15.7393	119,375,562	3.56	0.65	to	2.30	13.71	to	11.84
2018	6,527,847	12.5691	to	14.0727	114,567,450	3.56	0.65	to	2.30	(3.94)	to	(5.53)
2017	8,061,502	13.0848	to	14.8968	148,735,679	3.48	0.65	to	2.30	5.42	to	3.69
2016	8,446,444	12.4116	to	14.0494	149,405,681	3.90	0.65	to	2.50	5.29	to	3.91

MC2
2020	2,470,136	53.0054	to	33.0008	100,805,765	0.72	1.15	to	1.85	17.35	to	16.52
2019	2,842,931	45.1674	to	28.3230	99,104,962	0.80	1.15	to	1.85	31.68	to	30.74
2018	3,277,605	34.3018	to	21.6637	87,496,028	0.67	1.15	to	1.85	(4.93)	to	(5.61)
2017	3,720,811	36.0812	to	22.9519	104,851,766	0.94	1.15	to	1.85	23.41	to	22.53
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32

MC1
2020	1,537,433	36.3164	to	27.1465	45,807,307	0.49	0.65	to	2.25	17.61	to	15.73
2019	1,523,361	30.8774	to	23.4566	40,168,506	0.55	0.65	to	2.25	32.01	to	29.90
2018	1,773,236	23.3905	to	18.0574	35,718,016	0.44	0.65	to	2.25	(4.69)	to	(6.23)
2017	1,906,718	24.5425	to	19.2561	40,697,930	0.69	0.65	to	2.25	23.70	to	21.73
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57

MC3
2020	434,670	36.7551	to	30.8600	15,572,429	3.15	1.00	to	1.85	9.46	to	8.52
2019	504,336	33.5786	to	28.4361	16,599,951	0.66	1.00	to	1.85	19.31	to	18.30
2018	554,697	28.1431	to	24.0378	15,397,927	0.34	1.00	to	1.85	(14.80)	to	(15.53)
2017	634,839	33.0334	to	28.4588	20,782,715	1.07	1.00	to	1.85	36.58	to	35.42
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34

MA1
2020	792,705	12.4585	to	16.3297	15,901,793	3.07	0.65	to	2.30	9.61	to	7.80
2019	858,553	11.3658	to	15.1481	15,637,358	0.39	0.65	to	2.30	19.40	to	17.43
2018	1,031,804	9.5190	to	12.4719	15,818,098	0.11	0.65	to	2.55	(14.69)	to	(16.32)
2017	1,143,328	11.1584	to	14.9044	20,721,186	0.87	0.65	to	2.55	36.77	to	34.18
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26

MC4
2020	468,779	19.6356	to	16.5576	9,549,492	1.34	1.00	to	1.85	9.50	to	8.56
2019	488,093	17.9328	to	15.2520	9,214,260	2.47	1.00	to	1.85	5.02	to	4.12
2018	491,260	17.0758	to	14.6479	8,788,957	0.96	1.00	to	1.85	(2.10)	to	(2.94)
2017	560,127	17.4420	to	15.0913	10,319,234	-	1.00	to	1.85	5.93	to	5.02
2016	640,441	16.4663	to	14.3695	11,249,055	-	1.00	to	1.85	(0.70)	to	(1.55)

MC5
2020	52,192	17.7438	to	15.4672	838,675	1.09	1.15	to	1.85	9.08	to	8.31
2019	54,156	16.2674	to	14.2806	803,500	2.12	1.15	to	1.85	4.58	to	3.84
2018	57,413	15.5555	to	13.7522	822,077	0.59	1.15	to	1.85	(2.46)	to	(3.15)
2017	70,046	15.9475	to	14.1990	1,030,360	-	1.15	to	1.85	5.49	to	4.75
2016	111,398	15.1182	to	13.5556	1,568,339	-	1.15	to	1.85	(1.15)	to	(1.85)

MC6
2020	889,721	63.0979	to	26.9964	49,379,018	0.48	1.15	to	1.85	19.38	to	18.53
2019	1,046,941	52.8547	to	22.7764	48,073,037	0.56	1.15	to	1.85	34.46	to	33.50
2018	1,208,296	39.3087	to	17.0605	41,358,792	0.50	1.15	to	1.85	(5.92)	to	(6.59)
2017	1,418,436	41.7825	to	18.2650	51,346,527	1.08	1.15	to	1.85	30.64	to	29.71
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MC7
2020	81,398	$39.9341	to	$42.9915	$2,938,940	0.27%	1.15%	to	2.10%	19.10%	to	17.97%
2019	62,083	33.5290	to	36.4438	2,098,442	0.26	1.15	to	2.10	34.10	to	32.83
2018	66,578	25.0026	to	24.3194	1,746,938	0.18	1.15	to	2.55	(6.16)	to	(7.48)
2017	86,375	26.6434	to	26.2859	2,493,312	0.82	1.15	to	2.55	30.26	to	28.44
2016	104,234	20.4535	to	20.4656	2,325,270	0.35	1.15	to	2.55	4.63	to	3.15

MC8
2020	2,212,426	36.9895	to	18.1807	84,092,150	1.29	1.15	to	1.85	15.16	to	14.34
2019	2,503,331	32.1194	to	15.9005	82,722,075	1.05	1.15	to	1.85	30.46	to	29.53
2018	2,886,932	24.6202	to	12.2754	73,514,254	0.98	1.15	to	1.85	(9.87)	to	(10.52)
2017	3,335,907	27.3168	to	13.7182	93,561,955	1.55	1.15	to	1.85	24.09	to	23.21
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49

MC9
2020	155,838	26.2070	to	29.7782	4,360,418	1.12	1.15	to	2.10	14.90	to	13.80
2019	196,208	23.0220	to	26.1665	4,864,373	0.75	1.10	to	2.10	30.17	to	28.87
2018	237,401	17.6857	to	20.3047	4,525,231	0.69	1.10	to	2.10	(10.07)	to	(10.97)
2017	286,878	19.6652	to	24.0412	6,164,998	1.31	1.10	to	2.10	23.80	to	22.38
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84

MD0
2020	1,163,904	35.3064	to	21.7618	38,395,317	1.77	1.15	to	1.85	5.02	to	4.27
2019	1,307,551	33.6202	to	20.8714	41,117,262	2.76	1.15	to	1.85	13.28	to	12.47
2018	1,492,809	29.6796	to	18.5572	41,494,783	0.78	1.15	to	1.85	(5.60)	to	(6.27)
2017	1,660,704	31.4392	to	19.7991	49,219,805	3.09	1.15	to	1.85	9.57	to	8.79
2016	1,899,277	28.6923	to	18.1988	51,409,257	0.00	1.15	to	1.85	5.03	to	4.27

M92
2020	34,014,709	15.4948	to	13.7468	497,327,759	1.53	0.65	to	2.10	5.30	to	3.77
2019	36,890,746	14.7155	to	13.2480	517,149,066	2.53	0.65	to	2.10	13.56	to	11.91
2018	41,927,838	12.9584	to	11.3564	522,436,665	0.50	0.65	to	2.55	(5.42)	to	(7.23)
2017	49,628,528	13.7016	to	12.2413	660,187,553	2.90	0.65	to	2.55	9.87	to	7.79
2016	56,171,972	12.4709	to	11.3569	686,213,466	0.00	0.65	to	2.55	5.29	to	3.28

M96
2020	3,523,218	22.0701	to	16.5926	73,321,730	2.87	1.15	to	1.85	5.16	to	4.41
2019	3,639,440	20.9862	to	15.8911	72,819,390	2.99	1.15	to	1.85	5.31	to	4.56
2018	3,973,046	19.9272	to	15.1974	75,920,316	3.21	1.15	to	1.85	(0.68)	to	(1.39)
2017	4,489,943	17.2070	to	15.4120	86,941,433	3.10	1.15	to	1.85	1.05	to	0.34
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)

MD2
2020	10,355,615	11.8547	to	11.4325	143,712,003	2.58	0.65	to	2.50	5.43	to	3.47
2019	11,100,477	11.2446	to	11.0487	147,558,037	2.69	0.65	to	2.50	5.66	to	3.71
2018	12,122,983	10.6424	to	10.6537	154,081,038	2.92	0.65	to	2.50	(0.48)	to	(2.33)
2017	14,812,278	10.6942	to	10.9081	191,222,631	2.80	0.65	to	2.50	1.37	to	(0.51)
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)

MA6
2020	1,534,921	26.1407	to	22.0039	44,688,959	5.51	1.00	to	1.85	4.03	to	3.14
2019	1,688,655	25.1272	to	21.3330	47,736,189	5.60	1.00	to	1.85	13.66	to	12.69
2018	1,900,008	22.1072	to	18.9302	47,713,973	5.56	1.00	to	1.85	(4.05)	to	(4.87)
2017	2,138,564	23.0408	to	19.9002	56,471,575	6.41	1.00	to	1.85	5.62	to	4.73
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72

MA3
2020	1,396,338	14.1633	to	18.6163	32,918,703	5.29	0.65	to	2.50	4.17	to	2.24
2019	1,558,342	13.5966	to	18.2086	35,601,324	5.36	0.65	to	2.50	13.69	to	11.59
2018	1,798,423	11.9591	to	16.3168	36,323,910	5.31	0.65	to	2.50	(3.87)	to	(5.66)
2017	2,196,928	12.4407	to	17.2951	46,577,368	6.18	0.65	to	2.50	5.62	to	3.67
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M97
2020	1,090,158	$31.1162	to	$26.6768	$35,444,368	1.43%	1.00%	to	1.85%	14.68%	to	13.70%
2019	1,237,228	27.1338	to	23.4630	35,189,191	1.19	1.00	to	1.85	26.03	to	24.95
2018	1,477,939	21.5299	to	18.7772	33,622,626	1.00	1.00	to	1.85	(9.93)	to	(10.71)
2017	1,626,676	23.9046	to	21.0285	41,434,975	1.35	1.00	to	1.85	31.32	to	30.20
2016	1,863,912	18.2037	to	16.1509	36,365,158	1.15	1.00	to	1.85	1.47	to	0.60

MD5
2020	719,733	20.3882	to	17.4838	16,013,520	1.26	0.65	to	2.10	14.75	to	13.08
2019	808,213	17.7677	to	15.4613	15,834,413	0.97	0.65	to	2.10	26.29	to	24.46
2018	962,074	14.0694	to	12.4231	15,071,974	0.80	0.65	to	2.10	(9.89)	to	(11.21)
2017	1,078,505	15.6143	to	13.9913	18,981,547	1.11	0.65	to	2.10	31.49	to	29.59
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01

M98
2020	795,345	67.1512	to	39.5986	42,167,610	0.99	1.15	to	1.85	19.15	to	18.30
2019	934,776	56.3598	to	33.4739	41,533,157	1.83	1.15	to	1.85	24.51	to	23.62
2018	1,074,993	45.2653	to	27.0771	38,478,624	1.09	1.15	to	1.85	(10.53)	to	(11.17)
2017	1,198,867	50.5904	to	30.4809	48,280,305	1.46	1.15	to	1.85	25.70	to	24.81
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13

M93
2020	3,403,967	27.3870	to	21.0714	80,121,412	0.77	0.65	to	2.25	19.42	to	17.51
2019	4,106,841	22.9326	to	17.9314	81,110,609	1.43	0.65	to	2.25	24.84	to	22.84
2018	5,081,903	18.3700	to	14.5970	81,180,035	0.89	0.65	to	2.25	(10.31)	to	(11.76)
2017	5,752,465	20.4825	to	16.5415	103,459,909	1.25	0.65	to	2.25	26.00	to	23.99
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51

MD6
2020	9,721,767	26.2674	to	23.8377	345,687,434	0.45	1.00	to	1.85	21.30	to	20.26
2019	11,233,612	21.6551	to	19.8213	330,355,652	0.58	1.00	to	1.85	38.56	to	37.38
2018	13,004,247	15.6292	to	14.4286	276,836,568	0.57	1.00	to	1.85	(0.20)	to	(1.06)
2017	14,886,576	15.6611	to	14.5830	318,872,497	0.64	1.00	to	1.85	27.15	to	26.06
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11

MB3
2020	923,299	37.8558	to	39.9217	35,764,443	0.22	1.00	to	2.30	20.98	to	19.40
2019	1,119,963	31.2923	to	33.1589	36,267,396	0.34	1.00	to	2.30	38.19	to	36.39
2018	1,313,651	22.6443	to	24.3110	30,935,440	0.33	1.00	to	2.30	(0.43)	to	(1.74)
2017	1,558,343	22.7430	to	24.5561	37,335,745	0.41	1.00	to	2.30	26.82	to	25.11
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10

MD8
2020	3,207,388	11.8087	to	8.9832	35,684,810	0.22	1.15	to	1.85	(0.92)	to	(1.63)
2019	3,364,994	11.9190	to	9.1323	37,977,970	1.63	1.15	to	1.85	0.48	to	(0.24)
2018	3,729,600	11.8621	to	9.1539	42,172,705	1.24	1.15	to	1.85	0.10	to	(0.62)
2017	4,346,081	11.8502	to	9.2106	49,280,656	0.29	1.15	to	1.85	(0.84)	to	(1.55)
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)

MD9
2020	12,145,036	9.8111	to	7.5942	106,966,888	0.22	0.65	to	2.50	(0.43)	to	(2.28)
2019	12,065,194	9.8538	to	7.7712	107,716,092	1.63	0.65	to	2.50	0.98	to	(0.89)
2018	13,539,953	9.7586	to	7.7780	120,800,340	1.24	0.65	to	2.55	0.60	to	(1.32)
2017	15,193,772	9.7005	to	7.8820	136,576,068	0.27	0.65	to	2.55	(0.36)	to	(2.25)
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
ME2
2020	845,774	$36.0675	to	$18.7059	$20,437,101	2.08%	1.15%	to	1.85%	11.66%	to	10.86%
2019	932,101	32.3022	to	16.8736	20,256,254	1.46	1.15	to	1.85	26.59	to	25.69
2018	1,042,465	25.5179	to	13.4252	17,993,248	1.45	1.15	to	1.85	(15.11)	to	(15.72)
2017	1,141,329	17.4281	to	15.9287	23,371,436	1.86	1.15	to	1.85	26.82	to	25.93
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)

ME3
2020	1,298,599	17.0617	to	24.6473	36,422,484	1.84	0.65	to	2.30	11.98	to	10.13
2019	1,520,079	15.2365	to	22.3803	38,549,046	1.19	0.65	to	2.30	26.84	to	24.75
2018	1,836,472	18.4314	to	17.9397	37,158,328	1.16	1.15	to	2.30	(15.31)	to	(16.29)
2017	2,028,320	21.7632	to	22.3708	48,795,329	1.56	1.15	to	2.30	26.44	to	24.98
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)

MA5
2020	1,185,994	25.2170	to	21.4491	27,848,458	3.61	1.15	to	1.85	8.10	to	7.33
2019	1,166,830	23.3272	to	19.9843	25,413,532	3.51	1.15	to	1.85	10.33	to	9.55
2018	1,231,924	21.1430	to	18.2429	24,401,310	3.97	1.15	to	1.85	(3.11)	to	(3.80)
2017	1,331,223	21.8216	to	18.9642	27,284,742	4.59	1.15	to	1.85	5.03	to	4.28
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24

MA7
2020	176,159	22.7896	to	18.6542	3,668,590	3.37	1.15	to	2.10	7.86	to	6.83
2019	208,505	21.1297	to	17.4621	4,050,311	3.24	1.15	to	2.10	10.01	to	8.97
2018	237,611	19.2064	to	16.0251	4,209,261	3.62	1.15	to	2.10	(3.24)	to	(4.16)
2017	273,266	19.8489	to	16.7212	5,014,013	4.47	1.15	to	2.10	4.67	to	3.68
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73

ME4
2020	880,180	29.0458	to	23.4907	22,945,612	-	1.15	to	1.85	45.15	to	44.13
2019	998,683	20.0112	to	16.2986	17,984,787	-	1.15	to	1.85	34.59	to	33.65
2018	1,220,819	13.9374	to	12.1950	16,422,089	-	1.15	to	1.85	0.57	to	(0.15)
2017	1,385,665	14.7855	to	12.2136	18,552,134	-	1.15	to	1.85	37.41	to	36.45
2016	1,549,172	10.7600	to	8.9511	15,195,193	-	1.15	to	1.85	7.46	to	6.68

MA2
2020	109,909	57.4480	to	53.7571	3,033,373	-	1.15	to	2.05	44.72	to	43.42
2019	49,526	39.6947	to	37.4828	1,658,655	-	1.15	to	2.05	34.32	to	33.11
2018	46,625	29.5533	to	28.1602	1,370,549	-	1.15	to	2.05	0.35	to	(0.56)
2017	66,266	29.4506	to	28.3191	1,893,319	-	1.15	to	2.05	37.06	to	35.83
2016	69,292	21.4868	to	20.8489	1,456,202	-	1.15	to	2.05	7.14	to	6.16

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MF3
2020	2,223,974	$28.6404	to	$20.6169	$49,915,126	0.63%	0.65%	to	2.30%	1.48%	to	(0.20%)
2019	2,340,999	28.2240	to	20.6585	52,379,843	0.47	0.65	to	2.30	25.54	to	23.47
2018	2,805,821	22.4828	to	16.7318	50,559,537	0.58	0.65	to	2.30	(5.97)	to	(7.53)
2017	3,443,010	23.9106	to	18.0944	66,706,871	0.61	0.65	to	2.30	13.95	to	12.08
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81

MF5
2020	20,582,839	17.5922	to	18.4038	401,376,214	2.34	0.65	to	2.10	11.33	to	9.71
2019	22,941,913	15.8017	to	16.7750	405,951,754	2.34	0.65	to	2.10	15.72	to	14.04
2018	26,810,432	13.6551	to	14.0355	414,465,602	1.89	0.65	to	2.55	(3.56)	to	(5.40)
2017	32,045,960	14.1589	to	14.8364	518,959,227	1.86	0.65	to	2.55	10.52	to	8.42
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06

MF6
2020	48,032	35.2659	to	31.1426	1,580,465	4.72	1.35	to	2.30	0.11	to	(0.84)
2019	52,821	35.2256	to	31.4072	1,744,187	3.63	1.35	to	2.30	25.17	to	23.97
2018	62,209	28.1431	to	21.0070	1,644,682	4.07	1.35	to	2.55	(4.34)	to	(5.50)
2017	76,502	29.4215	to	22.2303	2,125,475	4.14	1.35	to	2.55	11.81	to	10.46
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19

MF7
2020	2,144,042	20.5844	to	19.9538	47,747,308	3.86	0.65	to	2.35	0.49	to	(1.22)
2019	2,253,830	20.4845	to	20.2009	50,523,551	2.83	0.65	to	2.35	25.85	to	23.72
2018	2,678,520	16.2765	to	15.9585	48,236,259	3.15	0.65	to	2.50	(3.97)	to	(5.75)
2017	3,417,578	16.9486	to	16.9319	64,836,183	3.34	0.65	to	2.50	12.33	to	10.26
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01

MF9
2020	11,100,750	24.3257	to	27.3370	328,149,552	1.81	0.65	to	2.30	14.71	to	12.81
2019	12,493,257	21.2067	to	24.2321	325,781,690	1.98	0.65	to	2.30	25.84	to	23.77
2018	14,628,661	16.8520	to	19.5785	306,459,709	1.53	0.65	to	2.30	(6.08)	to	(7.63)
2017	17,175,741	17.9426	to	21.1967	387,084,303	1.58	0.65	to	2.30	18.74	to	16.78
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MG1
2020	8,522,169	$12.9838	to	$12.6385	$117,256,139	0.20%	0.65%	to	2.30%	12.47%	to	10.62%
2019	9,471,698	11.5440	to	11.4256	116,989,865	1.39	0.65	to	2.30	7.35	to	5.58
2018	10,546,363	10.7537	to	10.8217	122,512,404	1.41	0.65	to	2.30	(5.32)	to	(6.89)
2017	12,433,916	11.3584	to	11.6227	154,195,257	-	0.65	to	2.30	7.29	to	5.52
2016	13,465,623	10.5868	to	11.0145	157,145,585	-	0.65	to	2.30	1.72	to	0.03

MF2
2020	17,098,090	11.1715	to	9.5550	180,924,192	3.07	1.30	to	2.50	2.98	to	1.74
2019	18,692,242	10.8479	to	9.3915	192,914,646	2.64	1.30	to	2.50	3.82	to	2.57
2018	20,371,715	10.4484	to	9.1557	203,393,960	1.99	1.30	to	2.50	(0.04)	to	(1.25)
2017	25,006,600	10.4531	to	9.2719	250,847,512	1.58	1.30	to	2.50	0.41	to	(0.79)
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)

MG2
2020	10,230,519	10.9379	to	9.7457	105,961,857	2.87	0.65	to	2.10	3.47	to	1.97
2019	10,825,862	10.5709	to	9.5576	109,445,390	2.39	0.65	to	2.10	4.21	to	2.70
2018	11,204,328	10.1434	to	9.3060	109,785,950	1.72	0.65	to	2.10	0.33	to	(1.13)
2017	13,429,422	10.1103	to	9.4127	132,553,973	1.32	0.65	to	2.10	0.79	to	(0.67)
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)

MG3
2020	938,041	25.9474	to	22.9302	22,965,486	1.23	1.30	to	2.25	2.52	to	1.54
2019	1,024,055	25.3101	to	22.4470	24,538,343	1.27	1.30	to	2.30	29.42	to	28.12
2018	1,245,032	19.5567	to	17.5199	23,170,786	0.87	1.30	to	2.30	(12.60)	to	(13.49)
2017	1,418,470	22.3771	to	20.2510	30,353,538	1.23	1.30	to	2.30	12.20	to	11.08
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31

MG4
2020	863,349	27.9411	to	22.6405	20,796,934	1.01	0.65	to	2.10	3.00	to	1.50
2019	902,847	27.1282	to	22.3061	21,333,453	0.97	0.65	to	2.10	29.86	to	27.98
2018	1,126,976	20.8908	to	17.4300	20,713,591	0.66	0.65	to	2.10	(12.19)	to	(13.47)
2017	1,375,595	23.7913	to	20.1438	29,079,628	1.03	0.65	to	2.10	12.67	to	11.04
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59

MG6
2020	53,265,460	21.0271	to	23.3467	1,317,510,683	2.09	0.65	to	2.10	13.34	to	11.69
2019	59,093,135	18.5528	to	20.9032	1,302,584,592	2.21	0.65	to	2.10	21.11	to	19.35
2018	68,298,700	15.3192	to	17.5137	1,255,969,013	1.83	0.65	to	2.10	(4.75)	to	(6.14)
2017	79,683,750	16.0837	to	18.3989	1,554,414,108	1.78	0.65	to	2.10	14.49	to	12.66
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48

MG7
2020	238,186	27.2704	to	29.4223	7,202,052	0.78	0.65	to	2.10	3.05	to	1.56
2019	251,133	26.4623	to	28.9714	7,626,096	0.53	0.65	to	2.10	32.56	to	30.64
2018	315,136	19.9625	to	22.1766	7,295,067	0.25	0.65	to	2.10	(11.58)	to	(12.87)
2017	369,553	22.5770	to	25.4523	9,790,084	0.77	0.65	to	2.10	14.27	to	12.61
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84

V45
2020	5,499	12.9495	to	12.9495	71,215	0.96	1.20			11.85

U43
2020	223	11.4834	to	11.4834	2,563	-	1.20			(2.62)

U41
2020	6,583	11.8534	to	11.8534	78,025	-	1.20			9.52

V44
2020	316,106	74.6058	to	63.8935	17,695,239	-	0.65	to	2.30	115.35	to	111.80
2019	353,950	34.6435	to	30.6790	11,234,842	-	0.65	to	2.10	30.61	to	28.72
2018	394,577	26.5236	to	23.8336	9,712,851	-	0.65	to	2.10	6.60	to	5.04
2017	379,850	24.8821	to	22.4004	8,875,409	-	0.65	to	2.10	41.90	to	39.56
2016	337,618	17.5355	to	16.0506	5,605,835	-	0.65	to	2.30	(2.56)	to	(4.18)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V43
2020	123,333	$67.7439	to	$65.8571	$8,607,368	-%	0.65%	to	2.10%	150.41%	to	146
2019	278,593	27.0537	to	26.6870	7,856,010	-	0.65	to	2.10	39.06	to	37.04
2018	315,995	19.4551	to	19.4736	6,474,748	-	0.65	to	2.10	9.81	to	8.20
2017	362,270	19.3957	to	17.9971	6,836,255	-	1.35	to	2.10	36.74	to	35.71
2016	468,136	14.1847	to	13.2616	6,469,819	-	1.35	to	2.10	(10.07)	to	(10.76)

O19
2020	346,272	36.7382	to	36.4919	15,307,924	-	1.30	to	2.30	34.47	to	33.12
2019	420,729	27.3210	to	27.4130	13,908,076	-	1.30	to	2.30	34.08	to	32.74
2018	513,394	20.3759	to	19.4884	12,674,828	-	1.30	to	2.35	(7.18)	to	(8.16)
2017	596,679	22.1306	to	21.2210	15,940,507	0.01	1.30	to	2.35	25.68	to	23.55
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)

O23
2020	975,012	13.3581	to	12.0227	12,497,860	1.88	1.35	to	2.10	13.04	to	12.19
2019	967,190	11.8170	to	10.7166	11,010,608	2.02	1.35	to	2.10	15.64	to	14.77
2018	1,046,363	10.2190	to	9.3377	10,331,463	1.76	1.35	to	2.10	(6.81)	to	(7.52)
2017	1,132,316	11.0263	to	10.0966	12,031,669	1.73	1.30	to	2.10	7.54	to	6.68
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76

O20
2020	402,248	29.3124	to	33.9323	15,120,338	0.42	0.65	to	2.25	26.51	to	24.48
2019	518,280	23.1704	to	27.2588	15,548,955	0.62	0.65	to	2.25	30.60	to	28.51
2018	653,189	17.7414	to	21.2107	15,149,305	0.76	0.65	to	2.25	(13.96)	to	(15.34)
2017	742,825	20.6196	to	25.0546	20,253,728	0.70	0.65	to	2.25	35.44	to	33.28
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)

O21
2020	4,000,444	32.2906	to	29.5789	144,017,824	1.13	1.30	to	2.50	12.22	to	10.86
2019	4,719,995	28.7756	to	26.6808	152,120,634	0.82	1.30	to	2.50	30.03	to	28.47
2018	5,849,961	22.1301	to	20.7688	145,625,526	0.91	1.30	to	2.50	(9.30)	to	(10.39)
2017	6,885,439	24.3981	to	23.1777	189,799,968	1.04	1.30	to	2.50	15.13	to	13.74
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52

O04
2020	95,060	54.1286	to	45.7385	4,751,864	0.36	1.35	to	2.25	18.02	to	16.95
2019	112,700	45.8637	to	39.1083	4,793,286	0.00	1.35	to	2.25	24.44	to	23.31
2018	133,222	36.8575	to	31.7147	4,562,326	0.06	1.35	to	2.25	(11.75)	to	(12.55)
2017	163,130	30.7748	to	36.2667	6,344,911	0.64	1.35	to	2.25	12.44	to	11.37
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02

PH2
2020	22,083	18.3408	to	17.4161	396,045	1.10	1.35	to	1.90	11.51	to	10.89
2019	23,358	16.4478	to	15.9711	376,666	1.47	1.35	to	1.70	25.81	to	25.36
2018	28,613	13.0736	to	12.5993	367,455	1.48	1.35	to	1.85	(11.95)	to	(12.40)
2017	37,723	14.8480	to	14.3363	552,210	3.35	1.35	to	1.85	21.34	to	20.67
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48

P08
2020	1,018,738	17.2291	to	15.3489	16,682,026	5.01	1.35	to	2.10	6.55	to	5.75
2019	1,102,174	16.1693	to	14.2034	16,987,769	2.93	1.35	to	2.25	10.39	to	9.39
2018	1,178,282	14.6475	to	12.9838	16,485,880	3.10	1.35	to	2.25	(6.69)	to	(7.53)
2017	1,399,377	15.6974	to	14.0418	21,100,589	4.65	1.35	to	2.25	12.02	to	11.01
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PC0
2020	1,034,110	$14.4508	to	$12.6108	$13,695,289	4.82%	0.65%	to	2.10%	7.21%	to	5.65%
2019	1,187,243	13.4796	to	11.9366	14,802,101	2.77	0.65	to	2.10	11.02	to	9.41
2018	1,390,142	12.1418	to	10.9101	15,777,531	2.96	0.65	to	2.10	(6.06)	to	(7.43)
2017	1,647,311	12.9256	to	11.7862	20,084,264	4.59	0.65	to	2.10	12.64	to	11.01
2016	1,573,134	11.4748	to	10.6169	17,175,088	2.42	0.65	to	2.10	12.17	to	10.53

P70
2020	51,525	5.2914	to	4.6392	257,269	6.31	0.65	to	2.05	0.57	to	(0.84)
2019	52,264	5.2614	to	4.6785	255,626	4.19	0.65	to	2.05	10.63	to	9.08
2018	62,897	4.7559	to	4.2891	280,406	1.97	0.65	to	2.05	(14.76)	to	(15.96)
2017	66,417	5.5796	to	5.1038	350,533	10.69	0.65	to	2.05	1.39	to	(0.03)
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52

P10
2020	4,052,034	5.9015	to	4.8938	22,070,683	6.44	0.65	to	2.35	0.69	to	(1.02)
2019	4,210,677	5.8610	to	4.9443	23,012,902	4.48	0.65	to	2.35	10.71	to	8.83
2018	4,476,996	5.2941	to	4.5432	22,324,165	2.10	0.65	to	2.35	(14.69)	to	(16.15)
2017	5,309,995	6.2059	to	5.4182	31,374,446	11.24	0.65	to	2.35	1.49	to	(0.23)
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45

PK8
2020	230,453	15.2317	to	30.3907	7,446,911	4.59	0.65	to	2.30	6.01	to	4.26
2019	254,755	14.3682	to	29.1500	7,902,801	4.42	0.65	to	2.30	14.05	to	12.17
2018	278,892	12.5980	to	17.7675	7,700,705	4.12	0.65	to	2.55	(5.36)	to	(7.16)
2017	353,094	13.3109	to	19.1381	10,501,720	5.08	0.65	to	2.55	9.18	to	7.11
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45

P20
2020	11,525	13.9894	to	13.0974	158,253	4.49	1.35	to	2.05	5.16	to	4.42
2019	16,181	13.3032	to	12.4903	211,235	4.37	1.35	to	2.10	13.14	to	12.29
2018	36,604	11.7584	to	11.1236	422,826	4.02	1.35	to	2.10	(6.12)	to	(6.83)
2017	42,567	12.5246	to	11.9389	525,044	4.96	1.35	to	2.10	8.31	to	7.49
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85

PM5
2020	3,644	11.0266			40,181	0.89	1.20			4.19

PD6
2020	24,779,720	14.9483	to	14.7149	386,372,660	7.93	0.65	to	2.10	15.95	to	14.27
2019	28,128,118	12.8916	to	12.6752	381,865,764	2.05	0.65	to	2.25	16.20	to	14.35
2018	32,259,391	11.0943	to	11.0850	380,593,252	1.59	0.65	to	2.25	(6.23)	to	(7.73)
2017	37,702,836	11.8310	to	12.0142	479,172,954	2.10	0.65	to	2.25	13.26	to	11.45
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58

P06
2020	1,749,011	16.1467	to	15.8597	30,989,220	1.39	1.30	to	2.30	10.27	to	9.16
2019	2,006,490	14.6435	to	14.5293	32,390,144	1.66	1.30	to	2.30	7.04	to	5.97
2018	2,212,668	13.6804	to	13.7114	33,513,529	2.50	1.30	to	2.30	(3.48)	to	(4.45)
2017	2,714,427	14.1736	to	14.3506	42,776,207	2.37	1.30	to	2.30	2.32	to	1.29
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78

P07
2020	6,995,070	18.1477	to	15.3639	129,212,572	2.13	1.30	to	2.35	7.25	to	6.12
2019	7,707,882	16.9212	to	14.4783	133,331,271	3.01	1.30	to	2.35	6.97	to	5.84
2018	8,590,870	15.8193	to	13.2477	139,502,056	2.53	1.30	to	2.55	(1.83)	to	(3.06)
2017	10,466,926	16.1136	to	13.6664	173,975,506	2.02	1.30	to	2.55	3.56	to	2.26
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06

P68
2020	79,749	11.5602			921,917	1.80	1.20			7.25
2019	1,895	10.7788			20,424	2.82	1.20			6.97

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Income
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PI3
2020	1,356,775	$10.3730	to	$9.0518	$12,867,174	-%	0.65%	to	2.10%	(7.98%)	to	(9.32%)
2019	1,404,143	11.2727	to	9.9824	14,604,913	-	0.65	to	2.10	5.23	to	3.70
2018	1,520,792	10.7129	to	9.6262	15,177,351	0.40	0.65	to	2.10	(8.44)	to	(9.77)
2017	1,875,956	11.7004	to	10.6690	20,655,019	-	0.65	to	2.10	6.29	to	4.75
2016	2,003,188	10.6047	to	10.1855	20,961,119	3.83	1.35	to	2.10	(0.66)	to	(1.42)

P72
2020	536,802	29.8044	to	25.6448	14,403,371	1.79	0.65	to	2.25	5.11	to	3.43
2019	532,161	28.3544	to	24.7945	13,842,390	2.04	0.65	to	2.25	29.56	to	27.49
2018	593,554	21.8856	to	19.0187	12,064,141	0.71	0.65	to	2.55	(9.09)	to	(10.82)
2017	645,430	24.0728	to	21.3263	14,599,911	1.74	0.65	to	2.55	18.00	to	15.77
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75

P88
2020	9,019	12.7661			115,140	-	1.20			14.02

P93
2020	1,580	11.4648			18,109	-	1.20			10.96

P89
2020	4,642	13.2012			61,286	-	1.20			14.88

P95
2020	3,119	11.5561			36,049	1.50	1.20			4.46
2019	664	11.0626			7,351	-	1.20			10.55

P79
2020	8,993	13.4393			120,857	0.26	1.20			18.48
2019	1,490	11.3433			16,907	-	1.20			31.64

W41
2020	6,809	36.9161	to	32.9983	238,777	0.79	1.35	to	2.05	24.94	to	24.06
2019	9,137	29.5462	to	26.5978	257,366	0.07	1.35	to	2.05	27.56	to	26.66
2018	10,657	23.1626	to	20.9987	236,808	0.16	1.35	to	2.05	(13.60)	to	(14.21)
2017	11,753	26.8083	to	24.4767	303,816	0.16	1.35	to	2.05	24.97	to	24.09
2016	15,020	21.4519	to	19.7246	310,731	0.16	1.35	to	2.05	11.83	to	11.04

W42
2020	1,151	36.5248	to	34.2551	41,589	-	1.65	to	2.05	22.18	to	21.69
2019	1,276	29.8943	to	28.1496	37,721	0.26	1.65	to	2.05	28.95	to	28.43
2018	1,368	23.1836	to	21.9184	31,384	0.07	1.65	to	2.05	(3.09)	to	(3.48)
2017	2,234	23.9234	to	22.7093	52,910	-	1.65	to	2.05	17.62	to	17.15
2016	2,292	20.3397	to	15.6813	46,189	-	1.65	to	2.05	11.81	to	11.36

W46[9]
2016	-	11.5298	to	10.4698	-	0.48	0.65	to	2.55	2.57	to	1.93

W50
2020	32,781	11.9179			390,678	4.20	1.20			7.74

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

4 The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level's commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

5 Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.

6 Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) merged into fund C59 on April 29, 2016.

7 Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.

8 Columbia Variable Portfolio- Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) merged into fund C90 on April 29, 2016.

9 Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) merged into fund MD9 on April 29, 2016.

Delaware Life
Variable Account F - All-Star

Financial Statements as of and for the Year Ended December 31, 2020 and
Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company) Index December 31, 2020

Page(s)

Report of Independent Registered Public Accounting Firm	1-2
Financial Statements
Statements of Assets and Liabilities	3-4
Statements of Operations	5-13
Statements of Changes in Net Assets	14-28
Notes to the Financial Statements	29-41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F – All Star indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F – All Star as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Invesco V.I. American Franchise Fund Series II Sub-Account (V52) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	Invesco V.I. International Growth Fund II Sub-Account (AC1) (1)

Columbia Variable Portfolio - Asset Allocation Fund Class 2 Sub-Account (C55) (2)	MFS VIT I Growth Series Service Class Sub-Account (M80) (1)

Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)	MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)

Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76) (1)	MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)	Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)

Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)	Wanger International Sub-Account (W39) (1)

Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)	Wanger Select Fund Sub-Account (W41) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	Wanger USA Sub-Account (W42) (1)

Franklin Templeton Growth and Income VIP Fund (Class 2) Sub-Account (F51) (1)

(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(2) Statement of operations for the period January 1, 2020 to April 24, 2020 (date of liquidation) and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 (date of liquidation) and the year ended December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account F – All Star based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

required to be independent with respect to each of the subaccounts of Delaware Life Variable Account F – All Star in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account F – All Star since 2013.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2020

		Assets
	Shares	Cost	Investments at fair value	Receivable from Sponsor		Total assets	Net Assets
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	1,243	$26,999	$50,404	$	-	$50,404	$50,404
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	31,046	815,130	882,635		-	882,635	882,635
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	2,752	49,452	74,624		-	74,624	74,624
Columbia Variable Portfolio - Asset Allocation Fund Class 2 Sub-Account (C55) [1]	-	-	-		-	-	-
Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49)	17,469	277,792	508,706		-	508,706	508,706
Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75)	1,840,668	1,840,668	1,840,668		-	1,840,668	1,840,668
Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76)	57,521	449,194	440,611		9,851	450,462	450,462
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	15,455	145,694	443,701		-	443,701	443,701
Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66)	9,765	140,199	272,143		-	272,143	272,143
Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68)	8,939	92,537	266,913		-	266,913	266,913
Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73)	135,979	597,047	592,867		9,322	602,189	602,189
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69)	18,899	197,442	204,680		-	204,680	204,680
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70)	44,274	459,910	478,164		-	478,164	478,164
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97)	5,525	113,259	128,069		-	128,069	128,069
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	46,284	603,538	614,654		-	614,654	614,654
Franklin Templeton Growth and Income VIP Fund (Class 2) Sub-Account (F51)	9,259	118,376	120,087		-	120,087	120,087
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	12,471	220,408	206,892		-	206,892	206,892
Invesco V.I. American Franchise Fund Series II Sub-Account (V 52)	1,779	113,127	149,983		-	149,983	149,983
Invesco V.I. International Growth Fund II Sub-Account (AC1)	74	2,825	3,109		-	3,109	3,109
MFS VIT I Growth Series Service Class Sub-Account (M80)	12,164	512,790	854,253		-	854,253	854,253
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10)	2,690	70,704	96,813		-	96,813	96,813
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	8,341	170,463	205,765		-	205,765	205,765
MFS VIT I New Discover Series Service Class Sub-Account (M42)	454	6,642	10,718		-	10,718	10,718
MFS VIT I Value Series Initial Class Sub-Account (M83)	18,027	336,101	367,741		-	367,741	367,741
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	14,200	112,006	121,980		-	121,980	121,980
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	24,269	312,934	337,826		-	337,826	337,826
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	113,506	1,256,519	1,315,534		-	1,315,534	1,315,534
Rydex VT NASDAQ-100 Fund Sub-Account (R03) [2]	-	-	-		-	-	-
Wanger International Sub-Account (W39)	2,029	53,506	56,864		-	56,864	56,864
Wanger Select Fund Sub-Account (W41)	29,287	581,412	598,032		-	598,032	598,032
Wanger USA Sub-Account (W42)
	44,782	997,288	1,102,993		-	1,102,993	1,102,993

1	This Sub-Account was closed in 2020 due to merger Refer to Note 1 for details on merged and liquidated Sub-Accounts

2	This Sub-Account is active but had zero balance as of December 31, 2020

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2020

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities		Net Assets
A70	1,630	$50,404	$		$50,404
A71	33,525	882,635		-	882,635
AM2	2,532	74,624		-	74,624
C55	-	-		-	-
C49	29,841	508,706		-	508,706
C75	202,456	1,840,668		-	1,840,668
C76	35,124	440,611		9,851	450,462
C60	13,767	443,701		-	443,701
C66	13,933	272,143		-	272,143
C68	9,767	266,913		-	266,913
C73	26,417	592,867		9,322	602,189
C69	18,341	204,680		-	204,680
C70	44,500	478,164		-	478,164
F97	5,739	128,069		-	128,069
T20	31,090	614,654		-	614,654
F51	4,120	120,087		-	120,087
F54	8,865	206,892		-	206,892
V52	4,808	149,983		-	149,983
AC1	115	3,109		-	3,109
M80	15,055	854,253		-	854,253
M10	3,347	96,813		-	96,813
MB3	10,077	205,765		-	205,765
M42	166	10,718		-	10,718
M83	17,116	367,741		-	367,741
MG3	5,053	121,980		-	121,980
P06	20,422	337,826		-	337,826
P07	77,144	1,315,534		-	1,315,534
R03	-	-		-	-
W39	1,208	56,864		-	56,864
W41	12,928	598,032		-	598,032
W42	22,266	1,102,993		-	1,102,993

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	A70 Sub-Account	A71 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$187	$11,317	$740
Expenses:
Mortality and expense risk charges	(570)	(11,755)	(964)
Administration, distribution charges and other	(155)	(3,460)	(331)
Net investment income (loss)	(538)	(3,898)	(555)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	557	50,159	3,219
Realized gain distributions	3,943	46,210	5,780
Net realized gains (losses)	4,500	96,369	8,999
Net change in unrealized appreciation (depreciation)	10,824	(79,936)	8,573
Net realized and change in unrealized gains (losses)	15,324	16,433	17,572
Net increase (decrease) in net assets from operations	$14,786	$12,535	$17,017

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	C55 Sub-Account	C49 Sub-Account	C75 Sub-Account
Income:
Dividend income	$20,417	$-	$4,016
Expenses:
Mortality and expense risk charges	(4,080)	(6,547)	(22,657)
Administration, distribution charges and other	(1,238)	(1,906)	(6,832)
Net investment income (loss)	15,099	(8,453)	(25,473)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(167,438)	55,030	-
Realized gain distributions	237,870	-	-
Net realized gains (losses)	70,432	55,030	-
Net change in unrealized appreciation (depreciation)	(161,985)	(48,729)
Net realized and change in unrealized gains (losses)	(91,553)	6,301
Net increase (decrease) in net assets from operations	$(76,454)	$(2,152)	$(25,473)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	C76 Sub-Account	C60 Sub-Account	C66 Sub-Account
Income:
Dividend income	$19,932	$-	$-
Expenses:
Mortality and expense risk charges	(6,024)	(5,366)	(3,383)
Administration, distribution charges and other	(1,768)	(1,555)	(994)
Net investment income (loss)	12,140	(6,921)	(4,377)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,853)	30,221	71,433
Realized gain distributions	-	-	-
Net realized gains (losses)	(10,853)	30,221	71,433
Net change in unrealized appreciation (depreciation)	15,436	89,644	(44,309)
Net realized and change in unrealized gains (losses)	4,583	119,865	27,124
Net increase (decrease) in net assets from operations	$16,723	$112,944	$22,747

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	C68 Sub-Account	C73 Sub-Account	C69 Sub-Account
Income:
Dividend income	$-	$19,231	$4,875
Expenses:
Mortality and expense risk charges	(3,130)	(8,637)	(2,479)
Administration, distribution charges and other	(803)	(2,014)	(663)
Net investment income (loss)	(3,933)	8,580	1,733
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	90,225	(6,160)	1,804
Realized gain distributions	-	-	671
Net realized gains (losses)	90,225	(6,160)	2,475
Net change in unrealized appreciation (depreciation)	(45,574)	22,891	1,716
Net realized and change in unrealized gains (losses)	44,651	16,731	4,191
Net increase (decrease) in net assets from operations	$40,718	$25,311	$5,924

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	C70 Sub-Account	F97 Sub-Account	T20 Sub-Account
Income:
Dividend income	$11,234	$1,896	$21,613
Expenses:
Mortality and expense risk charges	(6,454)	(1,734)	(8,316)
Administration, distribution charges and other	(2,089)	(560)	(2,701)
Net investment income (loss)	2,691	(398)	10,596
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,277	(1,161)	(20,315)
Realized gain distributions	1,703	5,764	-
Net realized gains (losses)	4,980	4,603	(20,315)
Net change in unrealized appreciation (depreciation)	5,700	(22)	7,284
Net realized and change in unrealized gains (losses)	10,680	4,581	(13,031)
Net increase (decrease) in net assets from operations	$13,371	$4,183	$(2,435)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	F51 Sub-Account	F54 Sub-Account	V52 Sub-Account
Income:
Dividend income	$4,275	$5,483	$-
Expenses:
Mortality and expense risk charges	(1,473)	(2,836)	(1,693)
Administration, distribution charges and other	(435)	(842)	(566)
Net investment income (loss)	2,367	1,805	(2,259)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,282	(5,254)	679
Realized gain distributions	24,990	7,622	9,731
Net realized gains (losses)	36,272	2,368	10,410
Net change in unrealized appreciation (depreciation)	(17,606)	(26,735)	29,593
Net realized and change in unrealized gains (losses)	18,666	(24,367)	40,003
Net increase (decrease) in net assets from operations	$21,033	$(22,562)	$37,744

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	AC1 Sub-Account	M80 Sub-Account	M10 Sub-Account
Income:
Dividend income	$58	$-	$374
Expenses:
Mortality and expense risk charges	(51)	(10,994)	(1,340)
Administration, distribution charges and other	(12)	(3,381)	(409)
Net investment income (loss)	(5)	(14,375)	(1,375)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(786)	87,694	2,940
Realized gain distributions	64	54,821	2,695
Net realized gains (losses)	(722)	142,515	5,635
Net change in unrealized appreciation (depreciation)	318	83,071	4,662
Net realized and change in unrealized gains (losses)	(404)	225,586	10,297
Net increase (decrease) in net assets from operations	$(409)	$211,211	$8,922

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	MB3 Sub-Account	M42 Sub-Account	M83 Sub-Account
Income:
Dividend income	$401	$-	$5,756
Expenses:
Mortality and expense risk charges	(2,533)	(106)	(4,837)
Administration, distribution charges and other	(792)	(25)	(1,580)
Net investment income (loss)	(2,924)	(131)	(661)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,698	42	4,999
Realized gain distributions	17,634	861	16,132
Net realized gains (losses)	19,332	903	21,131
Net change in unrealized appreciation (depreciation)	14,737	2,460	(11,731)
Net realized and change in unrealized gains (losses)	34,069	3,363	9,400
Net increase (decrease) in net assets from operations	$31,145	$3,232	$8,739

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	MG3 Sub-Account	P06 Sub-Account	P07 Sub-Account
Income:
Dividend income	$1,332	$4,701	$27,947
Expenses:
Mortality and expense risk charges	(1,673)	(4,407)	(18,107)
Administration, distribution charges and other	(502)	(1,155)	(5,741)
Net investment income (loss)	(843)	(861)	4,099
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,128)	693	3,494
Realized gain distributions	4,510	-	15,366
Net realized gains (losses)	(2,618)	693	18,860
Net change in unrealized appreciation (depreciation)	(1,775)	31,099	60,664
Net realized and change in unrealized gains (losses)	(4,393)	31,792	79,524
Net increase (decrease) in net assets from operations	$(5,236)	$30,931	$83,623

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	W39 Sub-Account	W41 Sub-Account	W42 Sub-Account
Income:
Dividend income	$998	$3,727	$-
Expenses:
Mortality and expense risk charges	(715)	(7,138)	(13,707)
Administration, distribution charges and other	(216)	(1,782)	(3,994)
Net investment income (loss)	67	(5,193)	(17,701)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(760)	(18,443)	(72,140)
Realized gain distributions	1,781	55,308	113,104
Net realized gains (losses)	1,021	36,865	40,964
Net change in unrealized appreciation (depreciation)	5,636	83,708	212,082
Net realized and change in unrealized gains (losses)	6,657	120,573	253,046
Net increase (decrease) in net assets from operations	$6,724	$115,380	$235,345

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A70 Sub-Account		A71 Sub-Account
	December 31,2020	December 31,2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(538)	$(433)	$(3,898)	$(7,880)
Net realized gains (losses)	4,500	1,663	96,369	163,995
Net change in unrealized appreciation (depreciation)	10,824	4,785	(79,936)	27,170
Increase (decrease) from operations	14,786	6,015	12,535	183,285
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	259	14,763	3,575
Transfers between Sub-Accounts (including the Fixed Account), net	8,839	(2)	5,852	(23,954)
Withdrawals, surrenders, annuitizations and contract charges	(1,384)	(24)	(104,698)	(113,716)
Net accumulation activity	7,455	233	(84,083)	(134,095)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	(12,379)
Adjustments to annuity reserves	-	-	-	(14)
Net annuitization activity	-	-	-	(12,393)
Net increase (decrease) from contract owner transactions	7,455	233	(84,083)	(146,488)
Total increase (decrease) in net assets	22,241	6,248	(71,548)	36,797
Net assets at beginning of year	28,163	21,915	954,183	917,386
Net assets at end of year	$50,404	$28,163	$882,635	$954,183

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AM2 Sub-Account		C55 Sub-Account[3]
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(555)	$(1,032)	$15,099	$(117)
Net realized gains (losses)	8,999	3,422	70,432	83,481
Net change in unrealized appreciation (depreciation)	8,573	10,835	(161,985)	93,407
Increase (decrease) from operations	17,017	13,225	(76,454)	176,771
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	-	16,729
Transfers between Sub-Accounts (including the Fixed Account), net	(1,051)	(151)	(939,218)	(18,678)
Withdrawals, surrenders, annuitizations and contract charges	(4,588)	(3,382)	(37,135)	(99,543)
Net accumulation activity	(5,639)	(3,533)	(976,353)	(101,492)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	(10,566)
Adjustments to annuity reserves	-	-	-	(12)
Net annuitization activity	-	-	-	(10,578)
Net increase (decrease) from contract owner transactions	(5,639)	(3,533)	(976,353)	(112,070)
Total increase (decrease) in net assets	11,378	9,692	(1,052,807)	64,701
Net assets at beginning of year	63,246	53,554	1,052,807	988,106
Net assets at end of year	$74,624	$63,246	$-	$1,052,807

[3]	The activities for this Sub-Account are for the period of January 1, 2020 to April 24, 2020. Refer to Note 1 for details on closed Sub Accounts.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C49 Sub-Account		C75 Sub-Account
	December 31, 2020	December 31, 2019	December 312020,	December 31, 2019

Operations:
Net investment income (loss)	$(8,453)	$(10,105)	$(25,473)	$912
Net realized gains (losses)	55,030	10,644	-	-
Net change in unrealized appreciation (depreciation)	(48,729)	104,200	-	-
Increase (decrease) from operations	(2,152)	104,739	(25,473)	912
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	180	792	275	9,693
Transfers between Sub-Accounts (including the Fixed Account), net	(48,418)	1,485	947,461	85,816
Withdrawals, surrenders, annuitizations and contract charges	(23,834)	(11,759)	(351,194)	(119,856)
Net accumulation activity	(72,072)	(9,482)	596,542	(24,347)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(443)	-	(12,358)
Adjustments to annuity reserves	-	(14)	-	(14)
Net annuitization activity	-	(457)	-	(12,372)
Net increase (decrease) from contract owner transactions	(72,072)	(9,939)	596,542	(36,719)
Total increase (decrease) in net assets	(74,224)	94,800	571,069	(35,807)
Net assets at beginning of year	582,930	488,130	1,269,599	1,305,406
Net assets at end of year	$508,706	$582,930	$1,840,668	$1,269,599

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C76 Sub-Account		C60 Sub-Account
	December 31, 2020	December 312019,	December 31, 2020	December 31, 2019

Operations:
Net investment income (loss)	$12,140	$13,695	$(6,921)	$(6,006)
Net realized gains (losses)	(10,853)	(15,127)	30,221	14,639
Net change in unrealized appreciation (depreciation)	15,436	60,383	89,644	86,228
Increase (decrease) from operations	16,723	58,951	112,944	94,861
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	103	2,707	316	295
Transfers between Sub-Accounts
(including the Fixed Account), net	22,170	600	(7,942)	(4,076)
Withdrawals, surrenders, annuitizations
and contract charges	(46,319)	(41,354)	(27,607)	(12,990)
Net accumulation activity	(24,046)	(38,047)	(35,233)	(16,771)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(4,399)	-	(547)
Adjustments to annuity reserves	(434)	(194)	-	(35)
Net annuitization activity	(434)	(4,593)	-	(582)
Net increase (decrease) from contract owner transactions	(24,480)	(42,640)	(35,233)	(17,353)
Total increase (decrease) in net assets	(7,757)	16,311	77,711	77,508
Net assets at beginning of year	458,219	441,908	365,990	288,482
Net assets at end of year	$450,462	$458,219	$443,701	$365,990

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C66 Sub-Account		C68 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(4,377)	$(6,448)	$(3,933)	$(6,411)
Net realized gains (losses)	71,433	12,403	90,225	29,819
Net change in unrealized appreciation (depreciation)	(44,309)	80,386	(45,574)	66,016
Increase (decrease) from operations	22,747	86,341	40,718	89,424
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received Transfers between Sub-Accounts	-	12,890	-	26
(including the Fixed Account), net Withdrawals, surrenders, annuitizations	(91,612)	(6,634)	(76,807)	(1,198)
and contract charges	(26,477)	(24,587)	(68,890)	(48,668)
Net accumulation activity	(118,089)	(18,331)	(145,697)	(49,840)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(118,089)	(18,331)	(145,697)	(49,840)
Total increase (decrease) in net assets	(95,342)	68,010	(104,979)	39,584
Net assets at beginning of year	367,485	299,475	371,892	332,308
Net assets at end of year	$272,143	$367,485	$266,913	$371,892

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C73 Sub-Account		C69 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$8,580	$10,220	$1,733	$2,310
Net realized gains (losses)	(6,160)	(39,399)	2,475	592
Net change in unrealized appreciation (depreciation)	22,891	76,637	1,716	7,485
Increase (decrease) from operations	25,311	47,458	5,924	10,387
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	-	8,442
Transfers between Sub-Accounts
(including the Fixed Account), net	3,763	7	(11,847)	11,847
Withdrawals, surrenders, annuitizations and contract charges	(34,729)	(34,270)	(1,092)	(27,960)
Net accumulation activity	(30,966)	(34,263)	(12,939)	(7,671)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(267)	-	-
Adjustments to annuity reserves	(324)	(446)	-	-
Net annuitization activity	(324)	(713)	-	-
Net increase (decrease) from contract owner transactions	(31,290)	(34,976)	(12,939)	(7,671)
Total increase (decrease) in net assets	(5,979)	12,482	(7,015)	2,716
Net assets at beginning of year	608,168	595,686	211,695	208,979
Net assets at end of year	$602,189	$608,168	$204,680	$211,695

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C70 Sub-Account		C69 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$2,691	$3,345	$(398)	$(215)
Net realized gains (losses)	4,980	69	4,603	9,665
Net change in unrealized appreciation (depreciation)	5,700	19,449	(22)	17,599
Increase (decrease) from operations	13,371	22,863	4,183	27,049
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	2,691	-	10,938
Transfers between Sub-Accounts
(including the Fixed Account), net	12,936	38,449	2,265	(374)
Withdrawals, surrenders, annuitizations and contract charges	(64,234)	(56,417)	(8,249)	(21,259)
Net accumulation activity	(51,298)	(15,277)	(5,984)	(10,695)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(12,278)	-	-
Adjustments to annuity reserves	-	(14)	-	-
Net annuitization activity	-	(12,292)	-	-
Net increase (decrease) from contract owner transactions	(51,298)	(27,569)	(5,984)	(10,695)
Total increase (decrease) in net assets	(37,927)	(4,706)	(1,801)	16,354
Net assets at beginning of year	516,091	520,797	129,870	113,516
Net assets at end of year	$478,164	$516,091	$128,069	$129,870

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	T20 Sub-Account		F51 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$10,596	$(759)	$2,367	$216
Net realized gains (losses)	(20,315)	12,136	36,272	7,354
Net change in unrealized appreciation (depreciation)	7,284	56,300	(17,606)	19,678
Increase (decrease) from operations	(2,435)	67,677	21,033	27,248
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	2,807	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	30,139	19,547	56,564	(1)
Withdrawals, surrenders, annuitizations and contract charges	(87,394)	(69,625)	(99,049)	(6,276)
Net accumulation activity	(57,255)	(47,271)	(42,485)	(6,277)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(4,530)	-	-
Adjustments to annuity reserves	-	(5)	-	-
Net annuitization activity	-	(4,535)	-	-
Net increase (decrease) from contract owner transactions	(57,255)	(51,806)	(42,485)	(6,277)
Total increase (decrease) in net assets	(59,690)	15,871	(21,452)	20,971
Net assets at beginning of year	674,344	658,473	141,539	120,568
Net assets at end of year	$614,654	$674,344	$120,087	$141,539

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F54 Sub-Account		V52 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$1,805	$38	$(2,259)	$(499)
Net realized gains (losses)	2,368	29,825	10,410	4,139
Net change in unrealized appreciation (depreciation)	(26,735)	26,094	29,593	3,780
Increase (decrease) from operations	(22,562)	55,957	37,744	7,420
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	11,675	228	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(11,856)	1	83,175	-
Withdrawals, surrenders, annuitizations and contract charges	(93,624)	(11,348)	(265)	(15)
Net accumulation activity	(93,805)	(11,119)	82,910	(15)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(93,805)	(11,119)	82,910	(15)
Total increase (decrease) in net assets	(116,367)	44,838	120,654	7,405
Net assets at beginning of year	323,259	278,421	29,329	21,924
Net assets at end of year	$206,892	$323,259	$149,983	$29,329

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AC1 Sub-Account		M80 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(5)	$(125)	$(14,375)	$(13,657)
Net realized gains (losses)	(722)	2,391	142,515	139,846
Net change in unrealized appreciation (depreciation)	318	489	83,071	108,141
Increase (decrease) from operations	(409)	2,755	211,211	234,330
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	2,699	-	5,415
Transfers between Sub-Accounts (including the Fixed Account), net	-	(23)	(77,057)	(74,848)
Withdrawals, surrenders, annuitizations and contract charges	(2,445)	(12,510)	(81,717)	(65,947)
Net accumulation activity	(2,445)	(9,834)	(158,774)	(135,380)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	(6,978)
Adjustments to annuity reserves	-	-	-	(8)
Net annuitization activity	-	-	-	(6,986)
Net increase (decrease) from contract owner transactions	(2,445)	(9,834)	(158,774)	(142,366)
Total increase (decrease) in net assets	(2,854)	(7,079)	52,437	91,964
Net assets at beginning of year	5,963	13,042	801,816	709,852
Net assets at end of year	$3,109	$5,963	$854,253	$801,816

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M10 Sub-Account		MB3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 312019,
Operations:
Net investment income (loss)	$(1,375)	$(1,367)	$(2,924)	$(1,365)
Net realized gains (losses)	5,635	8,190	19,332	7,987
Net change in unrealized appreciation (depreciation)	4,662	15,846	14,737	20,280
Increase (decrease) from operations	8,922	22,669	31,145	26,902
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	81,888	(1,660)
Withdrawals, surrenders, annuitizations and contract charges	(8,854)	(7,789)	(3,467)	(2,677)
Net accumulation activity	(8,854)	(7,789)	78,421	(4,337)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(8,854)	(7,789)	78,421	(4,337)
Total increase (decrease) in net assets	68	14,880	109,566	22,565
Net assets at beginning of year	96,745	81,865	96,199	73,634
Net assets at end of year	$96,813	$96,745	$205,765	$96,199

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M42 Sub-Account		M83 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(131)	$(110)	$(661)	$884
Net realized gains (losses)	903	1,377	21,131	24,964
Net change in unrealized appreciation (depreciation)	2,460	839	(11,731)	48,123
Increase (decrease) from operations	3,232	2,106	8,739	73,971
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	-	1,700
Transfers between Sub-Accounts (including the Fixed Account), net	1	1	88,147	(24,488)
Withdrawals, surrenders, annuitizations and contract charges	(16)	(14)	(33,821)	(33,498)
Net accumulation activity	(15)	(13)	54,326	(56,286)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	(4,634)
Adjustments to annuity reserves	-	-	-	(6)
Net annuitization activity	-	-	-	(4,640)
Net increase (decrease) from contract owner transactions	(15)	(13)	54,326	(60,926)
Total increase (decrease) in net assets	3,217	2,093	63,065	13,045
Net assets at beginning of year	7,501	5,408	304,676	291,631
Net assets at end of year	$10,718	$7,501	$367,741	$304,676

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG3 Sub-Account		P06 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(843)	$(970)	$(861)	$(76)
Net realized gains (losses)	(2,618)	12,986	693	(154)
Net change in unrealized appreciation (depreciation)	(1,775)	27,133	31,099	20,638
Increase (decrease) from operations:	(5,236)	39,149	30,931	20,408
Contract Owner Transactions
Accumulation Activity:
Purchase payments received	16,691	339	187	189
Transfers between Sub-Accounts (including the Fixed Account), net	(17,024)	1	(217)	472
Withdrawals, surrenders, annuitizations and contract charges	(42,065)	(8,237)	(16,890)	(5,117)
Net accumulation activity	(42,398)	(7,897)	(16,920)	(4,456)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(42,398)	(7,897)	(16,920)	(4,456)
Total increase (decrease) in net assets	(47,634)	31,252	14,011	15,952
Net assets at beginning of year	169,614	138,362	323,815	307,863
Net assets at end of year	$121,980	$169,614	$337,826	$323,815

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P07 Sub-Account		W39 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$4,099	$15,623	$67	$(557)
Net realized gains (losses)	18,860	(10,735)	1,021	2,974
Net change in unrealized appreciation (depreciation)	60,664	75,266	5,636	10,420
Increase (decrease) from operations	83,623	80,154	6,724	12,837
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	354	8,282	-	4,195
Transfers between Sub-Accounts (including the Fixed Account), net	81,510	58,303	(249)	(504)
Withdrawals, surrenders, annuitizations and contract charges	(148,443)	(113,317)	(2,456)	(12,869)
Net accumulation activity	(66,579)	(46,732)	(2,705)	(9,178)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(13,009)	-	-
Adjustments to annuity reserves	-	(15)	-	-
Net annuitization activity	-	(13,024)	-	-
Net increase (decrease) from contract owner transactions	(66,579)	(59,756)	(2,705)	(9,178)
Total increase (decrease) in net assets	17,044	20,398	4,019	3,659
Net assets at beginning of year	1,298,490	1,278,092	52,845	49,186
Net assets at end of year	$1,315,534	$1,298,490	$56,864	$52,845

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	W41 Sub-Account		W42 Sub-Account
	December 31, 2020,	December 31, 2019	December 31, 2020,	December 31, 2019
Operations:
Net investment income (loss)	$(5,193)	$(8,913	$(17,701)	$(16,455
Net realized gains (losses)	36,865	53,969	40,964	112,386
Net change in unrealized appreciation (depreciation)	83,708	76,247	212,082	174,621
Increase (decrease) from operations	115,380	121,303	235,345	270,552
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	38,903	29	—	6,336
Transfers between Sub-Accounts (including the Fixed Account), net	(47,423)	(1,452)	(91,696)	(60,232)
Withdrawals, surrenders, annuitizations and contract charges	(54,463)	(37,652)	(135,880)	(100,348)
Net accumulation activity	(62,983)	(39,075)	(227,576)	(154,244)
Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	(3,455)
Adjustments to annuity reserves	—	—	—	(4)
Net annuitization activity	—	—	—	(3,459)
Net increase (decrease) from contract owner transactions	(62,983)	(39,075)	(227,576)	(157,703)
Total increase (decrease) in net assets	52,397	82,228	7,769	112,849
Net assets at beginning of year	545,635	463,407	1,095,224	982,375
Net assets at end of year	$598,032	$545,635	$1,102,993	$1,095,224

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2020

1.	BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Columbia AllStar contracts, Columbia All-Star Extra contracts, Columbia All-Star Freedom contracts, Columbia All-Star Traditions contracts, and certain other fixed and variable annuity contracts (“the Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes or merged during the current year.

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
C55	C75	April 24, 2020

There were no Sub-Accounts held by the contract owners of the Variable Account with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2020. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management's estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2020 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

3.       FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2020, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2020. There were no transfers between levels during the year ended December 31, 2020.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

4.	RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5.	CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders, and the optional living benefit riders are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. These charges are reflected in the Statements of Operations. At December 31, 2020, the deductions are at an effective annual rate based on the average daily value of the contract invested in the Variable Account as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Columbia All-Star	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Columbia All-Star Freedom	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—%	—%
Columbia All-Star Traditions	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Columbia All-Star Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the average daily value of the contracts invested in the Variable Account for Columbia All-Star Traditions and Columbia All-Star Extra contracts and an effective annual rate of 0.20% of the average daily value of the contracts invested in the Variable Account for Columbia All-Star and Columbia All-Star Freedom contracts. These charges are reflected in the Statements of Operations.

As reimbursement for administrative expenses attributable to Columbia All-Star, Columbia All-Star Freedom, Columbia All-Star Traditions, and Columbia All-Star Extra contracts, which exceed the charges received from the account administration fee (‘‘Account Fee’’) described below, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts. These charges are reflected in the Statements of Operations.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

5.	CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges

A quarterly charge of 0.125% (“Benefit Fee”) of the contract owner’s account value is deducted from the value of the contract on the last day of the account quarter. Account quarters are defined as three-month periods, with the first account quarter beginning on the date the contracts were issued, if a certain optional living benefit rider is elected. This optional living benefit rider is available on Columbia All-Star contracts, Columbia All-Star Traditions contracts, and Columbia All-Star Extra contracts; however, no contracts were ever sold with the rider elected; therefore, there are no Benefit Fees reflected in the Variable Account’s financial statements.

Administration charges

Each year on the account anniversary date, an Account Fee equal to $50 is deducted from the contract owner’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year. The Account Fee is reported in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations and contract charges”.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the Columbia All-Star contracts, Columbia All-Star Traditions contracts, and Columbia All-Star Extra contracts if the contract holder requests a full withdrawal prior to reaching the pay-out phase. In no event shall the aggregate surrender charges exceed 8% of the purchase payments withdrawn. The surrender charge is reported in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations and contract charges”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the amount applied to provide an annuity at the time of annuitization.

6.	RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the Annuity 2000 Table or the 2012 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year. The Individual Annuitant Mortality Table utilized is subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

7.	INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
A70	$12,969	$2,109
A71	140,396	182,167
AM2	6,520	6,934
C55	269,570	992,954
C49	33,703	114,228
C75	1,160,466	589,355
C76	46,281	58,187
C60	1,154	43,308
C66	16,418	138,884
C68	—	149,630
C73	22,969	45,355
C69	40,483	51,018
C70	67,331	114,235
F97	14,172	14,790
T20	104,094	150,753
F51	85,819	100,947
F54	24,756	109,134
V52	92,905	2,523
AC1	123	2,509
M80	66,069	184,397
M10	3,069	10,603
MB3	101,210	8,079
M42	862	147
M83	132,125	62,328
MG3	22,554	61,285
P06	5,573	23,354
P07	306,533	353,647
W39	3,642	4,499
W41	98,820	111,688
W42	180,669	312,842

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR
(A Separate Account of Delaware Life Insurance Company)

8.	CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	395	49	346
A71	4,351	7,739	(3,388)
AM2	—	203	(203)
C55	580	45,295	(44,715)
C49	2,564	6,707	(4,143)
C75	126,083	61,527	64,556
C76	2,435	4,344	(1,909)
C60	56	1,289	(1,233)
C66	1,627	7,723	(6,096)
C68	21	6,268	(6,247)
C73	192	1,689	(1,497)
C69	3,151	4,495	(1,344)
C70	5,356	10,315	(4,959)
F97	417	755	(338)
T20	5,528	7,532	(2,004)
F51	2,611	3,648	(1,037)
F54	658	4,874	(4,216)
V52	3,526	15	3,511
AC1	—	131	(131)
M80	323	3,755	(3,432)
M10	—	380	(380)
MB3	4,710	257	4,453
M83	5,617	2,841	2,776
MG3	963	3,111	(2,148)
P06	54	1,141	(1,087)
P07	16,233	20,062	(3,829)
W39	35	92	(57)
W41	1,272	3,108	(1,836)
W42	2,322	6,958	(4,636)

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

8.	CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease )
A70	11	1	10
A71	1,581	6,312	(4,731)
AM2	—	160	(160)
C55	4,220	8,918	(4,698)
C49	260	844	(584)
C75	11,685	21,274	(9,589)
C76	1,090	5,843	(4,753)
C60	53	792	(739)
C66	872	1,930	(1,058)
C68	14	2,382	(2,368)
C73	26	2,014	(1,988)
C69	1,971	2,769	(798)
C70	5,062	11,560	(6,498)
F97	586	1,116	(530)
T20	4,214	5,322	(1,108)
F51	—	247	(247)
F54	10	491	(481)
V52	—	1	(1)
AC1	131	563	(432)
M80	1,673	4,295	(2,622)
M10	—	334	(334)
MB3	—	272	(272)
M83	979	3,507	(2,528)
MG3	16	375	(359)
P06	64	366	(302)
P07	6,246	14,466	(8,220)
W39	130	372	(242)
W41	21	1,087	(1,066)
W42	2,322	4,970	(2,648)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

10.	FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A70
2020	1,630	$40.2835	to	$20.4438	$50,404	0.46%	1.35%	to	2.05%	37.21%	to	36.24%
2019	1,284	29.3600	to	15.0060	28,163	0.16	1.35	to	2.05	28.03	to	27.13
2018	1,274	22.9313	to	11.8033	21,915	-	1.35	to	2.05	(11.20)	to	(11.83)
2017	1,276	25.8243	to	13.3873	24,830	0.28	1.35	to	2.05	34.47	to	33.52
2016	1,277	19.2049	to	10.0262	18,579	-	1.35	to	2.05	(2.21)	to	(2.91)
A71
2020	33,525	36.4810	to	26.5402	882,635	1.34	1.35	to	2.30	1.09	to	0.12
2019	36,913	36.0880	to	26.5073	954,183	0.98	1.35	to	2.30	21.95	to	20.79
2018	41,644	29.5932	to	21.7709	917,386	0.73	1.35	to	2.35	(7.12)	to	(8.06)
2017	53,711	31.8617	to	23.6785	1,238,640	1.25	1.35	to	2.35	17.00	to	15.83
2016	60,429	27.2314	to	20.4422	1,192,135	0.81	1.35	to	2.35	9.57	to	8.46
AM2
2020	2,532	34.5556	to	28.2130	74,624	1.14	1.70	to	2.05	27.40	to	26.95
2019	2,735	27.1238	to	22.2237	63,246	0.28	1.70	to	2.05	25.07	to	24.63
2018	2,895	21.6861	to	17.8311	53,554	0.41	1.70	to	2.05	(19.01)	to	(19.29)
2017	3,092	26.7749	to	22.0936	70,662	0.94	1.70	to	2.05	32.36	to	31.89
2016	3,313	20.2291	to	16.7512	57,252	-	1.70	to	2.05	(8.65)	to	(8.97)
C55[5]
2019	44,715	28.5845	to	22.2138	1,052,807	1.77	1.35	to	2.35	19.24	to	18.04
2018	49,413	23.9724	to	18.8182	988,106	1.25	1.35	to	2.35	(6.09)	to	(7.04)
2017	53,286	25.5275	to	20.2430	1,123,993	1.38	1.35	to	2.35	13.82	to	12.68
2016	61,547	22.4283	to	17.9654	1,140,721	2.03	1.35	to	2.35	3.64	to	2.59
C49
2020	29,841	17.8052	to	16.6224	508,706	-	1.35	to	2.05	(0.46)	to	(1.17)
2019	33,984	17.8879	to	16.8183	582,930	-	1.35	to	2.05	22.09	to	21.23
2018	34,568	14.6513	to	13.8730	488,130	-	1.35	to	2.05	(7.28)	to	(7.94)
2017	36,553	15.8015	to	15.0688	559,235	-	1.35	to	2.05	12.59	to	11.80
2016	38,890	14.0347	to	13.4787	530,330	-	1.35	to	2.05	11.88	to	11.08
C75
2020	202,456	9.3906	to	8.7210	1,840,668	0.24	1.35	to	2.30	(1.05)	to	(1.99)
2019	137,900	9.4900	to	8.8983	1,269,599	1.89	1.35	to	2.30	0.52	to	(0.43)
2018	147,489	9.4405	to	8.9110	1,305,406	1.48	1.35	to	2.35	0.14	to	(0.87)
2017	222,783	9.4270	to	8.9889	2,053,468	0.44	1.35	to	2.35	(0.93)	to	(1.92)
2016	142,951	9.5877	to	9.1649	1,336,595	0.01	1.35	to	2.35	(1.34)	to	(2.34)
C76
2020	35,124	12.9987	to	12.0719	450,462	4.65	1.35	to	2.30	4.25	to	3.25
2019	37,033	12.4690	to	11.6917	458,219	4.82	1.35	to	2.30	14.56	to	13.47
2018	41,786	10.8842	to	10.2738	441,908	4.65	1.35	to	2.35	(5.20)	to	(6.16)
2017	48,224	11.4817	to	10.9481	543,661	5.84	1.35	to	2.35	4.77	to	3.72
2016	55,878	10.9590	to	10.5555	600,730	10.58	1.35	to	2.35	9.31	to	8.20

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

10.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			T otal Return[3]
C60
2020	13,767	$33.5204	to	$31.2941	$443,701	-%	1.35%	to	2.05%	32.60%	to	31.66%
2019	15,000	25.2800	to	23.7687	365,990	-	1.35	to	2.05	33.71	to	32.77
2018	15,739	18.9068	to	17.9025	288,482	-	1.35	to	2.05	(5.43)	to	(6.10)
2017	17,052	19.9934	to	19.0664	331,579	-	1.35	to	2.05	26.12	to	25.24
2016	18,159	15.8524	to	15.2244	280,161	-	1.35	to	2.05	(0.34)	to	(1.05)
C66
2020	13,933	20.3298	to	18.9792	272,143	-	1.35	to	2.05	6.03	to	5.28
2019	20,029	19.1736	to	18.0271	367,485	-	1.35	to	2.05	29.85	to	28.94
2018	21,087	14.7656	to	13.9811	299,475	-	1.35	to	2.05	(14.47)	to	(15.07)
2017	21,449	17.2631	to	16.4626	357,832	-	1.35	to	2.05	12.02	to	11.23
2016	24,189	15.4110	to	14.8004	362,409	-	1.35	to	2.05	12.61	to	11.81
C68
2020	9,767	27.9424	to	25.9575	266,913	-	1.35	to	2.10	16.16	to	15.28
2019	16,014	24.0561	to	22.5177	371,892	-	1.35	to	2.10	29.03	to	28.05
2018	18,382	18.6440	to	17.5844	332,308	-	1.35	to	2.10	(6.24)	to	(6.95)
2017	19,658	19.8845	to	18.8980	380,579	-	1.35	to	2.10	19.58	to	18.68
2016	21,276	16.6280	to	15.9231	345,912	-	1.35	to	2.10	9.81	to	8.97
C73
2020	26,417	23.8047	to	22.4059	602,189	3.36	1.55	to	1.85	4.97	to	4.65
2019	27,914	22.6775	to	21.4099	608,168	3.57	1.55	to	1.85	8.51	to	8.19
2018	29,902	20.8982	to	19.7900	595,686	3.23	1.55	to	1.85	(2.19)	to	(2.48)
2017	32,424	21.3651	to	20.2940	660,497	2.67	1.55	to	1.85	4.26	to	3.95
2016	49,370	20.4915	to	19.5233	973,328	11.01	1.55	to	1.85	7.36	to	7.03
C69
2020	18,341	11.1695	to	10.7389	204,680	2.64	1.65	to	2.05	3.36	to	2.94
2019	19,685	10.8068	to	10.4323	211,695	2.83	1.65	to	2.05	4.98	to	4.56
2018	20,483	10.2943	to	9.9777	208,979	2.85	1.65	to	2.05	0.17	to	(0.24)
2017	22,528	10.2769	to	9.8661	230,397	2.98	1.65	to	2.05	1.65	to	1.03
2016	33,788	10.1104	to	9.7651	337,111	2.80	1.65	to	2.25	1.01	to	0.39
C70
2020	44,500	11.2267	to	10.2270	478,164	2.38	1.35	to	2.30	3.43	to	2.45
2019	49,459	10.8540	to	9.9827	516,091	2.47	1.35	to	2.30	5.06	to	4.06
2018	55,957	10.3308	to	9.5553	520,797	2.57	1.35	to	2.35	0.22	to	(0.79)
2017	63,996	10.3079	to	9.6312	640,368	2.57	1.35	to	2.35	1.61	to	0.59
2016	73,109	10.2273	to	9.5749	722,556	2.56	1.35	to	2.35	1.07	to	0.05
F97
2020	5,739	23.7494	to	22.0026	128,069	1.65	1.65	to	2.05	4.68	to	4.26
2019	6,077	22.6866	to	21.1032	129,870	1.81	1.65	to	2.05	25.02	to	24.51
2018	6,607	18.1470	to	16.9486	113,516	2.07	1.65	to	2.05	(10.05)	to	(10.42)
2017	6,901	20.1747	to	18.9190	132,471	1.50	1.65	to	2.05	10.80	to	10.36
2016	7,127	18.2081	to	17.1438	123,889	2.15	1.65	to	2.05	15.77	to	15.30

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

10.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
T20
2020	31,090	$21.4621	to	$17.5649	$614,654	3.55%	1.35%	to	2.30%	(2.49%) to	(3.42%)
2019	33,094	22.0107	to	18.1876	674,344	1.69	1.35	to	2.30	11.01 to	9.96
2018	34,202	19.8270	to	16.4090	658,473	2.60	1.35	to	2.35	(16.59) to	(17.43)
2017	37,984	23.7698	to	19.8725	844,236	2.53	1.35	to	2.35	15.13 to	13.97
2016	43,068	20.6469	to	17.4363	835,177	1.89	1.35	to	2.35	5.73 to	4.66
F51
2020	4,120	29.5655	to	28.2645	120,087	4.41	1.85	to	2.10	3.57 to	3.31
2019	5,157	28.5466	to	27.3596	141,539	2.26	1.85	to	2.10	23.34 to	23.03
2018	5,404	25.0628	to	22.2382	120,568	2.38	1.35	to	2.10	(5.87) to	(6.59)
2017	5,993	26.6261	to	23.8062	144,025	5.80	1.35	to	2.10	14.30 to	13.44
2016	6,262	23.2953	to	20.9864	132,555	2.53	1.35	to	2.10	10.12 to	9.28
F54
2020	8,865	23.8323	to	21.9784	206,892	2.69	1.65	to	2.10	(6.61) to	(7.04)
2019	13,081	25.5193	to	23.6419	323,259	1.86	1.65	to	2.10	20.56 to	20.01
2018	13,562	21.1680	to	19.7001	278,421	2.43	1.65	to	2.10	(10.57) to	(10.98)
2017	13,954	23.6702	to	22.1298	320,674	2.23	1.65	to	2.10	6.57 to	6.09
2016	15,200	22.2112	to	20.8603	328,769	2.02	1.65	to	2.10	14.14 to	13.62
V52
2020	4,808	31.6318	to	31.0803	149,983	-	1.85	to	2.05	39.37 to	39.09
2019	1,297	22.6958	to	22.3450	29,329	-	1.85	to	2.05	33.91 to	33.64
2018	1,298	16.9485	to	16.7200	21,924	-	1.85	to	2.05	(5.67) to	(5.86)
2017	1,298	17.9678	to	17.7614	23,266	-	1.85	to	2.05	24.69 to	24.44
2016	1,299	14.4100	to	14.2731	18,679	-	1.85	to	2.05	0.13 to	(0.07)
AC1
2020	115	27.0397			3,109	1.74		1.85		11.64
2019	246	24.2212			5,963	0.68		1.85		25.87
2018	678	19.9110	to	19.2425	13,042	1.61	1.65	to	1.85	(16.61) to	(16.78)
2017	977	23.8765 to		23.1220	22,612	1.21	1.65	to	1.85	20.71 to (2.53)	20.47
2016	1,220	19.1935			23,421	1.14		1.85
M80
2020	15,055	77.3436	to	56.1821	854,253	-	1.35	to	2.30	29.76 to	28.52
2019	18,487	59.6048	to	43.7138	801,816	-	1.35	to	2.30	35.92 to	34.63
2018	21,109	43.8518	to	32.2110	709,852	-	1.35	to	2.35	1.02 to	0.01
2017	25,632	43.4071	to	32.2092	808,590	-	1.35	to	2.35	29.32 to	28.03
2016	31,052	33.5646	to	25.1577	753,408	-	1.35	to	2.35	0.80 to	(0.22)

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

10.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M10
2020	3,347	$29.5315	to	$28.4251	$96,813	0.42%	1.85%	to	2.05%	11.50%	to	11.27%
2019	3,727	26.4859	to	25.5450	96,745	0.48	1.85	to	2.05	28.83	to	28.57
2018	4,061	26.0851	to	19.8688	81,865	0.44	1.70	to	2.05	(7.32)	to	(7.64)
2017	4,436	28.1440	to	21.5131	96,768	0.55	1.70	to	2.05	20.95	to	20.52
2016	4,721	23.2697	to	17.8499	85,325	0.59	1.70	to	2.05	6.47	to	6.09
MB3
2020	10,077	20.7905	to	20.2505	205,765	0.24	1.65	to	2.10	20.18	to	19.64
2019	5,624	17.2991	to	16.9267	96,199	0.35	1.65	to	2.10	37.29	to	36.67
2018	5,896	12.6005	to	12.3855	73,634	0.26	1.65	to	2.10	(1.09)	to	(1.54)
2017	21,637	12.7391	to	12.5792	275,086	0.42	1.65	to	2.10	26.00	to	25.43
2016	21,936	10.1105	to	10.0290	221,486	0.38	1.65	to	2.10	4.10	to	3.62
M42
2020	166	71.3701	to	62.9485	10,718	-	1.35	to	1.70	43.62	to	43.11
2019	166	49.6937	to	43.9857	7,501	-	1.35	to	1.70	39.37	to	38.88
2018	166	35.6552	to	31.6717	5,408	-	1.35	to	1.70	(3.05)	to	(3.39)
2017	513	36.7762	to	32.7842	18,347	-	1.35	to	1.70	24.63	to	24.20
2016	514	29.5071	to	26.3973	14,766	-	1.35	to	1.70	7.33	to	6.95
M83
2020	17,116	22.3709	to	20.6892	367,741	1.65	1.35	to	2.30	2.08	to	1.10
2019	14,340	21.9157	to	20.4636	304,676	2.08	1.35	to	2.30	28.05	to	26.83
2018	16,868	17.1144	to	16.0837	291,631	1.52	1.35	to	2.35	(11.30)	to	(12.20)
2017	19,033	19.2957	to	18.3184	359,080	1.89	1.35	to	2.35	16.07	to	14.91
2016	21,505	16.6241	to	15.9418	351,092	2.02	1.35	to	2.35	12.55	to	11.41
MG3
2020	5,053	25.7794	to	23.3809	121,980	1.19	1.35	to	2.10	2.47	to	1.69
2019	7,201	25.1590	to	22.9924	169,614	1.30	1.35	to	2.10	29.35	to	28.38
2018	7,560	19.4497	to	17.9100	138,362	0.88	1.35	to	2.10	(12.65)	to	(13.31)
2017	8,293	22.2660	to	20.6603	175,299	1.11	1.35	to	2.10	12.15	to	11.30
2016	10,675	19.8541	to	18.5623	203,020	0.93	1.35	to	2.10	14.41	to	13.54
P06
2020	20,422	17.5309	to	16.0260	337,826	1.43	1.35	to	1.85	10.21	to	9.65
2019	21,509	15.9068	to	14.4918	323,815	1.66	1.35	to	1.90	6.99	to	6.39
2018	21,811	14.8682	to	13.6213	307,863	2.47	1.35	to	1.90	(3.53)	to	(4.07)
2017	21,841	15.4120	to	14.1988	320,624	2.37	1.35	to	1.90	2.26	to	1.70
2016	27,663	15.0707	to	13.9618	396,376	2.26	1.35	to	1.90	3.78	to	3.20
P07
2020	77,144	18.5167	to	15.5030	1,315,534	2.13	1.35	to	2.30	7.19	to	6.17
2019	80,973	17.2740	to	14.6019	1,298,490	3.01	1.35	to	2.30	6.91	to	5.89
2018	89,193	16.1573	to	13.6794	1,278,092	2.54	1.35	to	2.35	(1.88)	to	(2.87)
2017	103,426	16.4662	to	14.0829	1,597,424	2.02	1.35	to	2.35	3.51	to	2.47
2016	112,265	16.1325	to	13.7432	1,681,100	2.07	1.35	to	2.35	1.30	to	0.27
W40[6]
2016	-	29.1298	to	24.5414	-	0.86	1.35	to	2.35	(0.85)	to	(1.18)

DELAWARE LIFE VARIABLE ACCOUNT F - ALL-STAR (A Separate Account of Delaware Life Insurance Company)

10.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
W39
2020	1,208	$52.8245	to	$42.2214	$56,864	2.04%	1.55%	to	2.05%	12.59%	to	12.02%
2019	1,265	46.9170	to	37.6897	52,845	0.83	1.55	to	2.05	27.98	to	27.34
2018	1,507	36.6589	to	29.5979	49,186	1.67	1.55	to	2.05	(18.98)	to	(19.39)
2017	3,955	45.2469	to	36.7175	156,743	1.21	1.55	to	2.05	30.86	to	30.21
2016	4,087	34.5757	to	28.1995	123,875	1.17	1.55	to	2.05	(2.94)	to	(3.43)
W41
2020	12,928	58.3657	to	45.1893	598,032	0.74	1.35	to	2.10	24.94	to	24.00
2019	14,764	46.7136	to	36.4436	545,635	0.07	1.35	to	2.10	27.56	to	26.60
2018	15,830	36.6210	to	28.7872	463,407	0.16	1.35	to	2.10	(13.60)	to	(14.26)
2017	18,714	42.3849	to	33.5733	635,600	0.18	1.35	to	2.10	24.97	to	24.03
2016	19,826	33.9163	to	27.0693	540,786	0.18	1.35	to	2.10	11.83	to	10.98
W42
2020	22,266	67.9322	to	48.5234	1,102,993	-	1.35	to	2.30	22.55	to	21.38
2019	26,902	55.4314	to	39.9756	1,095,224	0.26	1.35	to	2.30	29.34	to	28.11
2018	29,550	42.8581	to	30.9566	982,375	0.09	1.35	to	2.35	(2.80)	to	(3.78)
2017	39,210	44.0909	to	32.1715	1,271,348	-	1.35	to	2.35	17.98	to	16.79
2016	43,394	37.3730	to	27.5457	1,194,499	-	1.35	to	2.35	12.15	to	11.02

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

4 These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level's commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

5 Sub-Account C55 merged into Sub-Account C75 on April 24, 2020.

6 Wanger International Select Fund Sub-Account (W40) merged into fund C75 on May, 1, 2016.

Delaware Life

Variable Account F - Futurity

Financial Statements as of and for the Year Ended December 31, 2020 and
Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company) Index December 31, 2020

Page(s)

Report of Independent Registered Public Accounting Firm	1-2

Financial Statements
3-5
Statements of Assets and Liabilities
6-25
Statements of Operations

Statements of Changes in Net Assets	26-54

the Financial Statements	55-74

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F – Futurity indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F – Futurity as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27) (4)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)

AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)

Alger Growth & Income Portfolio I-2 Sub-Account (A55) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	MFS VIT I Growth Series Service Class Sub-Account (M80) (1)

ClearBridge Variable Dividend Strategy Portfolio Class I Sub-Account (C53) (1)	MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)

ClearBridge Variable Large Cap Value Portfolio Class I Sub-Account (L13) (1)	MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)

Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521) (1)	MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)

Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account (520) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

Goldman Sachs International Equity Insights Fund I Class Sub-Account (G33) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00) (2)	MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)

Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)

Invesco V.I. American Franchise Fund Series II Sub-Account (V52) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)

Invesco V.I. Core Equity Fund II Sub-Account (AC3) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

Invesco V.I. International Growth Fund I Sub-Account (A21) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

Invesco V.I. International Growth Fund II Sub-Account (AC1) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) (3)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

Invesco V.I. Small Cap Equity Fund I Sub-Account (I76) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43) (1)	Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)

JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32) (1)	Rydex VT Nova Fund Sub-Account (R02) (1)

(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(2) Statement of operations and statement of changes in net assets for the period April 30, 2020 (commencement of operations) through December 31, 2020.

(3)Statement of operations for the period January 1, 2020 to April 30, 2020 (date of liquidation) and statement of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of liquidation) and the year ended December 31, 2019.

(4) Statement of changes in net assets for the period January 1, 2019 to July 31, 2019 (date of liquidation).

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account F – Futurity based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account F – Futurity in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account F – Futurity since 2013.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2020

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	17,585	$421,868	$712,900	$1,907	$714,807	$—	$714,807
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	259,748	7,291,456	7,384,643	—	7,384,643	79	7,384,564
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	51,351	986,686	1,392,641	2,019	1,394,660	—	1,394,660
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19)	57,331	896,448	1,453,906	9,133	1,463,039	433	1,462,606
Alger Growth & Income Portfolio I-2 Sub-Account (A55)	194,872	3,128,277	4,743,183	9,103	4,752,286	—	4,752,286
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	53,249	1,344,734	2,384,486	1,525	2,386,011	—	2,386,011
ClearBridge Variable Dividend Strategy Portfolio Class I Sub-Account (C53)	35,152	551,824	776,865	3,454	780,319	—	780,319
ClearBridge Variable Large Cap Value Portfolio Class I Sub-Account (L13)	15,825	311,366	313,962	—	313,962	—	313,962
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	414,338	13,597,100	19,362,015	3,863	19,365,878	339	19,365,539
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99)	174,178	11,351,371	17,518,835	8,058	17,526,893	487	17,526,406
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91)	276,115	5,795,555	7,248,029	—	7,248,029	—	7,248,029
First Eagle Overseas Variable Fund Sub-Account (FE3)	1,291,252	33,303,506	33,030,224	—	33,030,224	43	33,030,181
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	100,943	1,422,282	1,340,524	—	1,340,524	—	1,340,524
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	62,474	765,125	697,837	—	697,837	—	697,837
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30)	247,384	2,373,472	2,293,253	—	2,293,253	—	2,293,253
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521)	118,458	1,472,437	1,600,369	1,877	1,602,246	—	1,602,246
Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account (520)	193,744	2,426,376	2,989,476	8,070	2,997,546	378	2,997,168
Goldman Sachs International Equity Insights Fund I Class Sub-Account (G33)	196,672	1,654,539	1,695,315	2,241	1,697,556	—	1,697,556
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	214,831	3,483,746	4,313,807	1,034	4,314,841	—	4,314,841
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Sub-Account (O00)	6,625	481,658	708,367	—	708,368	72	708,295
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	166,775	9,201,474	14,859,669	11,179	14,870,848	405	14,870,443
Invesco V.I. American Franchise Fund Series II Sub-Account (V52)	1,710	90,598	144,156	3,586	147,742	—	147,742
Invesco V.I. Core Equity Fund I Sub-Account (A39)	253,234	8,192,504	7,705,916	5,196	7,711,112	—	7,711,112
Invesco V.I. Core Equity Fund II Sub-Account (AC3)	2,098	69,030	63,522	—	63,522	—	63,522
Invesco V.I. International Growth Fund I Sub-Account (A21)	165,860	5,652,660	7,052,373	1,624	7,053,997	—	7,053,997
Invesco V.I. International Growth Fund II Sub-Account (AC1)	4,321	131,804	180,983	—	180,983	—	180,983
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) ¹	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	55,795	1,026,531	1,150,494	5,066	1,155,560	—	1,155,560
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43)	59,730	1,256,866	1,440,095	4,996	1,445,091	95	1,444,996
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32)	103,648	2,703,587	3,876,449	9,593	3,886,042	237	3,885,805
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	13,526,864	13,526,864	13,526,864	347	13,527,211	—	13,527,211
MFS VIT Total Return Series Initial Class Sub-Account (M07)	445,380	10,406,377	11,588,789	770	11,589,559	—	11,589,559
MFS VIT Total Return Series Service Class Sub-Account (M35)	411,892	9,446,076	10,503,256	144	10,503,400	—	10,503,400
MFS VIT I Growth Series Initial Class Sub-Account (M31)	289,611	12,585,727	21,376,201	33,115	21,409,316	560	21,408,756
MFS VIT I Growth Series Service Class Sub-Account (M80)	49,996	2,163,617	3,511,226	—	3,511,226	—	3,511,226
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	1,790,332	16,372,816	22,629,801	26,273	22,656,074	344	22,655,730
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	412,517	7,493,967	11,121,449	8,176	11,129,625	352	11,129,273
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	427,546	7,063,349	10,094,371	115	10,094,486	—	10,094,486
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	630,847	8,403,211	8,907,560	1,310	8,908,870	—	8,908,870
MFS VIT I Research Series Initial Class Sub-Account (M33)	400,598	10,654,695	13,167,661	20,778	13,188,439	—	13,188,439
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	245,255	7,618,818	8,664,846	7,577	8,672,423	—	8,672,423
MFS VIT I Utilities Series Service Class Sub-Account (M40)	58,167	1,770,846	2,017,815	—	2,017,815	—	2,017,815
MFS VIT I Value Series Initial Class Sub-Account (M83)	1,938,323	35,790,424	39,541,788	892	39,542,680	—	39,542,680
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	90,354	4,332,221	5,175,496	16,472	5,191,968	176	5,191,792
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	46,981	2,086,418	2,662,895	—	2,662,895	—	2,662,895
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	435,853	5,613,963	5,605,070	54	5,605,124	—	5,605,124
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	238,181	3,022,291	3,046,330	—	3,046,330	—	3,046,330
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	3,225,059	18,362,705	18,318,337	8,977	18,327,314	—	18,327,314
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	636,382	3,590,626	3,570,106	—	3,570,106	—	3,570,106
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	536,895	9,496,895	13,454,578	14,768	13,469,346	312	13,469,034
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	190,331	3,253,345	4,695,475	—	4,695,475	—	4,695,475
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	1,507,250	15,568,437	16,444,092	—	16,444,092	309	16,443,783
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	796,912	10,844,806	11,937,739	13	11,937,752	—	11,937,752
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	2,610,436	20,421,140	22,423,648	2,717	22,426,365	19	22,426,346
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	922,937	11,726,900	12,404,271	128	12,404,399	—	12,404,399
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	325,070	4,201,789	4,524,980	883	4,525,863	—	4,525,863
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	2,314,079	25,464,771	26,820,172	162	26,820,334	—	26,820,334
Rydex VT NASDAQ-100 Fund Sub-Account (R03)	24,460	1,036,414	1,536,114	8,032	1,544,146	581	1,543,565
Rydex VT Nova Fund Sub-Account (R02)	4,398	391,344	636,538	8,120	644,658	453	644,205

1This Sub-Account was closed in 2020 due to merger. Refer to Note 1 for details on merged and liquidated Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2020

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets

A70	34,687	$689,992	$24,815	$714,807
A71	302,915	7,370,097	14,467	7,384,564
AM2	48,513	1,378,947	15,713	1,394,660
A19	25,694	1,391,529	71,077	1,462,606
A55	169,439	4,701,622	50,664	4,752,286
A51	56,954	2,383,852	2,159	2,386,011
C53	33,248	767,620	12,699	780,319
L13	9,300	313,962	—	313,962
F24	422,383	19,323,223	42,316	19,365,539
F99	465,466	17,356,414	169,992	17,526,406
F91	347,509	7,248,029	—	7,248,029
FE3	647,434	32,833,374	196,807	33,030,181
T20	62,603	1,340,524	—	1,340,524
F56	28,440	697,837	—	697,837
G30	99,769	2,293,253	—	2,293,253
521	43,899	1,578,330	23,916	1,602,246
520	81,708	2,934,359	62,809	2,997,168
G33	121,479	1,681,839	15,717	1,697,556
G31	144,157	4,311,906	2,935	4,314,841
O00	48,250	708,295	—	708,295
V15	442,986	14,571,994	298,449	14,870,443
V52	4,558	102,973	44,769	147,742
A39	370,766	7,585,531	125,581	7,711,112
AC3	2,005	63,522	—	63,522
A21	306,071	7,033,413	20,584	7,053,997
AC1	5,332	180,983	—	180,983
I84	—	—	—	—
I76	50,273	1,116,129	39,431	1,155,560
J43	35,618	1,406,110	38,886	1,444,996
J32	80,027	3,819,503	66,302	3,885,805
MD8	1,469,033	13,371,161	156,050	13,527,211
M07	724,185	11,473,450	116,109	11,589,559
M35	675,722	10,494,765	8,635	10,503,400
M31	539,465	21,072,214	336,542	21,408,756

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2020

	Total Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
M80	74,584	$3,511,226	$—	$3,511,226
MF1	614,252	22,346,541	309,189	22,655,730
M05	436,260	11,065,645	63,628	11,129,273
M42	405,073	9,984,557	109,929	10,094,486
M06	747,124	8,906,952	1,918	8,908,870
M33	493,818	13,046,667	141,772	13,188,439
M44	637,525	8,594,449	77,974	8,672,423
M40	152,285	2,017,815	—	2,017,815
M83	1,790,880	39,332,226	210,454	39,542,680
MB6	185,651	5,100,267	91,525	5,191,792
MB7	87,198	2,662,895	—	2,662,895
M96	308,930	5,603,509	1,615	5,605,124
MD2	203,260	3,046,330	—	3,046,330
MA6	877,302	18,146,817	180,497	18,327,314
MA3	149,437	3,570,106	—	3,570,106
MD6	474,974	13,348,256	120,778	13,469,034
MB3	134,308	4,695,475	—	4,695,475
MB8	399,198	16,326,887	116,896	16,443,783
MF6	289,933	11,879,468	58,284	11,937,752
MG3	891,391	22,298,842	127,504	22,426,346
PK8	356,522	12,347,622	56,777	12,404,399
P06	257,143	4,510,252	15,611	4,525,863
P07	1,429,861	26,757,546	62,788	26,820,334
R03	33,536	1,481,055	62,510	1,543,565
R02	19,769	581,009	63,196	644,205

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	A70 Sub-Account	A71 Sub-Account	AM2 Sub-Account

Income:
Dividend income	$2,478	$88,826	$13,412

Expenses:
Mortality and expense risk charges	(6,941)	(83,900)	(14,743)
Administration and distribution charges	(1,794)	(24,747)	(3,667)
Net investment income (loss)	(6,257)	(19,821)	(4,998)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	39,132	(67,731)	68,924
Realized gain distributions	52,158	366,614	104,716
Net realized gains (losses)	91,290	298,883	173,640

Net change in unrealized appreciation (depreciation)	95,130	(339,246)	138,260

Net realized and change in unrealized gains (losses)	186,420	(40,363)	311,900

Net increase (decrease) from operations	$180,163	$(60,184)	$306,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	A19 Sub-Account	A55 Sub-Account	A51 Sub-Account

Income:
Dividend income	$—	$60,591	$20,797

Expenses:
Mortality and expense risk charges	(13,945)	(52,142)	(23,754)
Administration and distribution charges	(3,519)	(10,915)	(4,788)
Net investment income (loss)	(17,464)	(2,466)	(7,745)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	106,181	381,990	134,762
Realized gain distributions	87,539	20,647	139,530
Net realized gains (losses)	193,720	402,637	274,292

Net change in unrealized appreciation (depreciation)	353,923	147,060	744,059

Net realized and change in unrealized gains (losses)	547,643	549,697	1,018,351

Net increase (decrease) from operations	$530,179	$547,231	$1,010,606

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	C53 Sub-Account	L13 Sub-Account	F24 Sub-Account

Income:
Dividend income	$10,774	$3,981	$13,766

Expenses:
Mortality and expense risk charges	(9,814)	(3,363)	(208,356)
Administration and distribution charges	(1,184)	(406)	(57,934)
Net investment income (loss)	(224)	212	(252,524)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	72,783	(3,865)	859,572
Realized gain distributions	6,807	30,907	93,193
Net realized gains (losses)	79,590	27,042	952,765

Net change in unrealized appreciation (depreciation)	(36,053)	(14,670)	3,692,626

Net realized and change in unrealized gains (losses)	43,537	12,372	4,645,391

Net increase (decrease) from operations	$43,313	$12,584	$4,392,867

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	F99 Sub-Account	F91 Sub-Account	FE3 Sub-Account

Income:
Dividend income	$7,014	$14,083	$808,308

Expenses:
Mortality and expense risk charges	(191,567)	(89,409)	(355,872)
Administration and distribution charges	(57,701)	(31,639)	(109,194)
Net investment income (loss)	(242,254)	(106,965)	343,242

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,689,149	47,463	(783,073)
Realized gain distributions	1,597,005	26,888	1,428,993
Net realized gains (losses)	3,286,154	74,351	645,920

Net change in unrealized appreciation (depreciation)	2,592,984	872,574	482,155

Net realized and change in unrealized gains (losses)	5,879,138	946,925	1,128,075

Net increase (decrease) from operations	$5,636,884	$839,960	$1,471,317

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	T20 Sub-Account	F56 Sub-Account	G30 Sub-Account

Income:
Dividend income	$41,158	$18,400	$30,077

Expenses:
Mortality and expense risk charges	(14,402)	(7,237)	(25,820)
Administration and distribution charges	(4,278)	(2,038)	(4,218)
Net investment income (loss)	22,478	9,125	39

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(41,236)	(25,740)	(66,725)
Realized gain distributions	—	—	39,583
Net realized gains (losses)	(41,236)	(25,740)	(27,142)

Net change in unrealized appreciation (depreciation)	(32,958)	42,611	83,197

Net realized and change in unrealized gains (losses)	(74,194)	16,871	56,055

Net increase (decrease) from operations	$(51,716)	$25,996	$56,094

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	521 Sub-Account	520 Sub-Account	G33 Sub-Account

Income:
Dividend income	$3,141	$2,336	$24,560

Expenses:
Mortality and expense risk charges	(16,594)	(30,224)	(19,380)
Administration and distribution charges	(4,175)	(8,821)	(2,795)
Net investment income (loss)	(17,628)	(36,709)	2,385

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(26,163)	(29,834)	(77,961)
Realized gain distributions	19,530	228,966	—
Net realized gains (losses)	(6,633)	199,132	(77,961)

Net change in unrealized appreciation (depreciation)	105,086	697,085	167,183

Net realized and change in unrealized gains (losses)	98,453	896,217	89,222

Net increase (decrease) from operations	$80,825	$859,508	$91,607

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	G31 Sub-Account	O00 Sub-Account	V15 Sub-Account

Income:
Dividend income	$33,784	$—	$8,990

Expenses:
Mortality and expense risk charges	(46,802)	(4,871)	(153,568)
Administration and distribution charges	(9,482)	(1,374)	(29,996)
Net investment income (loss)	(22,500)	(6,245)	(174,574)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	150,741	19,499	1,150,922
Realized gain distributions	169,726	—	938,021
Net realized gains (losses)	320,467	19,499	2,088,943

Net change in unrealized appreciation (depreciation)	281,405	226,709	2,541,823

Net realized and change in unrealized gains (losses)	601,872	246,208	4,630,766

Net increase (decrease) from operations	$579,372	$239,963	$4,456,192

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	V52 Sub-Account	A39 Sub-Account	AC3 Sub-Account

Income:
Dividend income	$—	$95,657	$615

Expenses:
Mortality and expense risk charges	(1,648)	(85,013)	(734)
Administration and distribution charges	(548)	(20,450)	(192)
Net investment income (loss)	(2,196)	(9,806)	(311)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,633	92,747	1,168
Realized gain distributions	9,413	1,650,139	13,295
Net realized gains (losses)	14,046	1,742,886	14,463

Net change in unrealized appreciation (depreciation)	29,423	(914,432)	(6,533)

Net realized and change in unrealized gains (losses)	43,469	828,454	7,930

Net increase (decrease) from operations	$41,273	$818,648	$7,619

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	A21 Sub-Account	AC1 Sub-Account	I84 Sub-Account

Income:
Dividend income	$150,250	$3,352	$—

Expenses:
Mortality and expense risk charges	(77,735)	(2,084)	(2,180)
Administration and distribution charges	(16,574)	(512)	(615)
Net investment income (loss)	55,941	756	(2,795)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	308,544	1,010	(180,130)
Realized gain distributions	144,754	3,653	165,348
Net realized gains (losses)	453,298	4,663	(14,782)

Net change in unrealized appreciation (depreciation)	230,437	12,205	(17,863)

Net realized and change in unrealized gains (losses)	683,735	16,868	(32,645)

Net increase (decrease) from operations	$739,676	$17,624	$(35,440)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	I76 Sub-Account	J43 Sub-Account	J32 Sub-Account

Income:
Dividend income	$3,088	$11,429	$27,181

Expenses:
Mortality and expense risk charges	(10,700)	(14,485)	(43,430)
Administration and distribution charges	(2,547)	(3,260)	(8,970)
Net investment income (loss)	(10,159)	(6,316)	(25,219)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(14,915)	(28,613)	188,354
Realized gain distributions	76,934	75,272	219,204
Net realized gains (losses)	62,019	46,659	407,558

Net change in unrealized appreciation (depreciation)	173,128	96,073	364,121

Net realized and change in unrealized gains (losses)	235,147	142,732	771,679

Net increase (decrease) from operations	$224,988	$136,416	$746,460

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	MD8 Sub-Account	M07 Sub-Account	M35 Sub-Account

Income:
Dividend income	$33,709	$256,684	$207,120

Expenses:
Mortality and expense risk charges	(179,149)	(132,204)	(122,911)
Administration and distribution charges	(44,423)	(31,595)	(39,541)
Net investment income (loss)	(189,863)	92,885	44,668

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1)	212,224	110,823
Realized gain distributions	—	297,451	269,720
Net realized gains (losses)	(1)	509,675	380,543

Net change in unrealized appreciation (depreciation)	—	262,292	273,509

Net realized and change in unrealized gains (losses)	(1)	771,967	654,052

Net increase (decrease) from operations	$(189,864)	$864,852	$698,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	M31 Sub-Account	M80 Sub-Account	MF1 Sub-Account

Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(235,462)	(38,770)	(254,582)
Administration and distribution charges	(46,803)	(11,825)	(74,182)
Net investment income (loss)	(282,265)	(50,595)	(328,764)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,900,251	319,092	1,739,238
Realized gain distributions	1,245,477	221,579	1,564,640
Net realized gains (losses)	3,145,728	540,671	3,303,878

Net change in unrealized appreciation (depreciation)	2,292,532	376,693	3,388,639

Net realized and change in unrealized gains (losses)	5,438,260	917,364	6,692,517

Net increase (decrease) from operations	$5,155,995	$866,769	$6,363,753

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	M05 Sub-Account	M42 Sub-Account	M06 Sub-Account

Income:
Dividend income	$—	$—	$308,277

Expenses:
Mortality and expense risk charges	(110,186)	(106,395)	(113,452)
Administration and distribution charges	(30,878)	(37,106)	(31,408)
Net investment income (loss)	(141,064)	(143,501)	163,417

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	780,960	842,100	112,976
Realized gain distributions	891,192	941,436	—
Net realized gains (losses)	1,672,152	1,783,536	112,976

Net change in unrealized appreciation (depreciation)	2,354,545	2,061,004	348,584

Net realized and change in unrealized gains (losses)	4,026,697	3,844,540	461,560

Net increase (decrease) from operations	$3,885,633	$3,701,039	$624,977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	M33 Sub-Account	M44 Sub-Account	M40 Sub-Account

Income:
Dividend income	$88,347	$211,135	$46,216

Expenses:
Mortality and expense risk charges	(138,838)	(103,027)	(24,482)
Administration and distribution charges	(47,315)	(21,425)	(8,416)
Net investment income (loss)	(97,806)	86,683	13,318

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	379,258	(56,748)	(5,636)
Realized gain distributions	487,009	220,162	54,683
Net realized gains (losses)	866,267	163,414	49,047

Net change in unrealized appreciation (depreciation)	955,778	31,028	(3,046)

Net realized and change in unrealized gains (losses)	1,822,045	194,442	46,001

Net increase (decrease) from operations	$1,724,239	$281,125	$59,319

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	M83 Sub-Account	MB6 Sub-Account	MB7 Sub-Account

Income:
Dividend income	$572,842	$77,830	$33,197

Expenses:
Mortality and expense risk charges	(427,424)	(56,378)	(28,318)
Administration and distribution charges	(127,077)	(12,548)	(10,027)
Net investment income (loss)	18,341	8,904	(5,148)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	968,713	38,867	90,428
Realized gain distributions	1,605,486	246,737	124,075
Net realized gains (losses)	2,574,199	285,604	214,503

Net change in unrealized appreciation (depreciation)	(2,037,534)	316,657	99,778

Net realized and change in unrealized gains (losses)	536,665	602,261	314,281

Net increase (decrease) from operations	$555,006	$611,165	$309,133

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	M96 Sub-Account	MD2 Sub-Account	MA6 Sub-Account

Income:
Dividend income	$164,004	$81,401	$960,530

Expenses:
Mortality and expense risk charges	(62,724)	(35,855)	(203,326)
Administration and distribution charges	(14,025)	(11,874)	(58,730)
Net investment income (loss)	87,255	33,672	698,474

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(24,068)	3,032	(374,220)
Realized gain distributions	—	—	—
Net realized gains (losses)	(24,068)	3,032	(374,220)

Net change in unrealized appreciation (depreciation)	168,217	102,893	79,819

Net realized and change in unrealized gains (losses)	144,149	105,925	(294,401)

Net increase (decrease) from operations	$231,404	$139,597	$404,073

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	MA3 Sub-Account	MD6 Sub-Account	MB3 Sub-Account

Income:
Dividend income	$186,177	$54,917	$9,193

Expenses:
Mortality and expense risk charges	(42,314)	(139,868)	(49,491)
Administration and distribution charges	(14,234)	(35,671)	(17,871)
Net investment income (loss)	129,629	(120,622)	(58,169)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(49,448)	853,944	396,245
Realized gain distributions	—	1,163,258	404,180
Net realized gains (losses)	(49,448)	2,017,202	800,425

Net change in unrealized appreciation (depreciation)	2,631	603,666	57,131

Net realized and change in unrealized gains (losses)	(46,817)	2,620,868	857,556

Net increase (decrease) from operations	$82,812	$2,500,246	$799,387

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	MB8 Sub-Account	MF6 Sub-Account	MG3 Sub-Account

Income:
Dividend income	$130,820	$525,388	$251,127

Expenses:
Mortality and expense risk charges	(182,593)	(131,584)	(242,169)
Administration and distribution charges	(54,208)	(40,440)	(74,330)
Net investment income (loss)	(105,981)	353,364	(65,372)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,367,177)	179,476	(782,920)
Realized gain distributions	1,186,806	280,923	850,405
Net realized gains (losses)	(180,371)	460,399	67,485

Net change in unrealized appreciation (depreciation)	1,547,330	(732,715)	832,879

Net realized and change in unrealized gains (losses)	1,366,959	(272,316)	900,364

Net increase (decrease) from operations	$1,260,978	$81,048	$834,992

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	PK8 Sub-Account	P06 Sub-Account	P07 Sub-Account

Income:
Dividend income	$518,365	$63,001	$546,022

Expenses:
Mortality and expense risk charges	(136,169)	(53,467)	(305,169)
Administration and distribution charges	(41,120)	(13,895)	(91,873)
Net investment income (loss)	341,076	(4,361)	148,980

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(230,221)	(13,567)	(83,613)
Realized gain distributions	—	—	274,206
Net realized gains (losses)	(230,221)	(13,567)	190,593

Net change in unrealized appreciation (depreciation)	335,540	432,907	1,229,062

Net realized and change in unrealized gains (losses)	105,319	419,340	1,419,655

Net increase (decrease) from operations	$446,395	$414,979	$1,568,635

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2020

	R03 Sub-Account	R02 Sub-Account

Income:
Dividend income	$4,917	$4,645

Expenses:
Mortality and expense risk charges	(19,073)	(6,843)
Administration and distribution charges	(5,221)	(1,598)
Net investment income (loss)	(19,377)	(3,796)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	282,569	66,285
Realized gain distributions	196,198	54,496
Net realized gains (losses)	478,767	120,781

Net change in unrealized appreciation (depreciation)	122,553	(20,033)

Net realized and change in unrealized gains (losses)	601,320	100,748

Net increase (decrease) from operations	$581,943	$96,952

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A70 Sub-Account		A71 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Operations:
Net investment income (loss)	$(6,257)	$(9,820)	$(19,821)	$(47,077)
Net realized gains (losses)	91,290	157,161	298,883	1,352,349
Net change in unrealized appreciation (depreciation)	95,130	12,122	(339,246)	347,663
Net increase (decrease) in net assets from operations	180,163	159,463	(60,184)	1,652,935

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	20,877	—	317,883	669,066
Transfers between Sub-Accounts
(including the Fixed Account), net	66,520	2,094	(211,545)	(199,141)
Withdrawals, surrenders, annuitizations and contract charges	(59,057)	(265,648)	(1,119,309)	(1,721,463)
Net accumulation activity	28,340	(263,554)	(1,012,971)	(1,251,538)

Annuitization Activity:
Annuitizations	9,862	—	14,359	—
Annuity payments and contract charges	(1,073)	—	(1,601)	—
Adjustments to annuity reserves	1,907	(21)	(79)	—
Net annuitization activity	10,696	(21)	12,679	—

Net increase (decrease) from contract owner transactions	39,036	(263,575)	(1,000,292)	(1,251,538)

Total increase (decrease) in net assets	219,199	(104,112)	(1,060,476)	401,397

Net assets at beginning of year	495,608	599,720	8,445,040	8,043,643
Net assets at end of year	$714,807	$495,608	$7,384,564	$8,445,040

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AM2 Sub-Account		A19 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(4,998)	$(17,003)	$(17,464)	$(16,883)
Net realized gains (losses)	173,640	143,006	193,720	171,968
Net change in unrealized appreciation (depreciation)	138,260	189,980	353,923	177,428
Net increase (decrease) in net assets from operations	306,902	315,983	530,179	332,513

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,034	158,970	42,444	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(74,043)	(188,346)	(77,097)	(73,691)
Withdrawals, surrenders, annuitizations and contract charges	(161,155)	(463,734)	(129,803)	(191,762)
Net accumulation activity	(226,164)	(493,110)	(164,456)	(265,453)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(4,925)	(2,828)
Adjustments to annuity reserves	2,019	—	6,477	258
Net annuitization activity	2,019	—	1,552	(2,570)

Net increase (decrease) from contract owner transactions	(224,145)	(493,110)	(162,904)	(268,023)

Total increase (decrease) in net assets	82,757	(177,127)	367,275	64,490

Net assets at beginning of year	1,311,903	1,489,030	1,095,331	1,030,841
Net assets at end of year	$1,394,660	$1,311,903	$1,462,606	$1,095,331

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A55 Sub-Account		A51 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(2,466)	$6,610	$(7,745)	$(24,785)
Net realized gains (losses)	402,637	652,078	274,292	117,146
Net change in unrealized appreciation (depreciation)	147,060	403,667	744,059	295,363
Net increase (decrease) in net assets from operations	547,231	1,062,355	1,010,606	387,724

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	45,410	97,724	35,070	42,999
Transfers between Sub-Accounts
(including the Fixed Account), net	(56,877)	(26,700)	(59,907)	24,267

Withdrawals, surrenders, annuitizations and contract charges	(451,866)	(474,803)	(271,269)	(207,598)
Net accumulation activity	(463,333)	(403,779)	(296,106)	(140,332)

Annuitization Activity:
Annuitizations	—	—	—	459
Annuity payments and contract charges	(4,569)	(4,614)	(960)	(326)
Adjustments to annuity reserves	3,240	3,014	754	295
Net annuitization activity	(1,329)	(1,600)	(206)	428

Net increase (decrease) from contract owner transactions	(464,662)	(405,379)	(296,312)	(139,904)

Total increase (decrease) in net assets	82,569	656,976	714,294	247,820

Net assets at beginning of year	4,669,717	4,012,741	1,671,717	1,423,897
Net assets at end of year	$4,752,286	$4,669,717	$2,386,011	$1,671,717

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C53 Sub-Account		L13 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(224)	$921	$212	$889
Net realized gains (losses)	79,590	92,000	27,042	17,194
Net change in unrealized appreciation (depreciation)	(36,053)	113,649	(14,670)	50,475
Net increase (decrease) in net assets from operations	43,313	206,570	12,584	68,558

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	18,431	27,715	12,055
Transfers between Sub-Accounts
(including the Fixed Account), net	(15)	(1,892)	(7,342)	(2,410)
Withdrawals, surrenders, annuitizations and contract charges	(148,785)	(41,907)	(14,926)	(55,000)
Net accumulation activity	(148,800)	(25,368)	5,447	(45,355)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,444)	(1,427)	—	—
Adjustments to annuity reserves	812	1,067	—	—
Net annuitization activity	(632)	(360)	—	—

Net increase (decrease) from contract owner transactions	(149,432)	(25,728)	5,447	(45,355)

Total increase (decrease) in net assets	(106,119)	180,842	18,031	23,203

Net assets at beginning of year	886,438	705,596	295,931	272,728
Net assets at end of year	$780,319	$886,438	$313,962	$295,931

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F24 Sub-Account		F99 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(252,524)	$(215,179)	$(242,254)	$(230,277)
Net realized gains (losses)	952,765	2,398,323	3,286,154	1,913,387
Net change in unrealized appreciation (depreciation)	3,692,626	1,960,957	2,592,984	2,591,055
Net increase (decrease) in net assets from operations	4,392,867	4,144,101	5,636,884	4,274,165

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	495,338	535,832	712,763	298,952
Transfers between Sub-Accounts
(including the Fixed Account), net	(443,242)	(24,683)	(1,849,258)	(941,817)
Withdrawals, surrenders, annuitizations and contract charges	(1,971,988)	(2,772,109)	(2,718,836)	(2,338,602)
Net accumulation activity	(1,919,892)	(2,260,960)	(3,855,331)	(2,981,467)

Annuitization Activity:
Annuitizations	12,339	—	52,814	22,649
Annuity payments and contract charges	(5,158)	(2,300)	(16,345)	(10,551)
Adjustments to annuity reserves	1,260	1,161	3,448	(221)
Net annuitization activity	8,441	(1,139)	39,917	11,877

Net increase (decrease) from contract owner transactions	(1,911,451)	(2,262,099)	(3,815,414)	(2,969,590)

Total increase (decrease) in net assets	2,481,416	1,882,002	1,821,470	1,304,575

Net assets at beginning of year	16,884,123	15,002,121	15,704,936	14,400,361
Net assets at end of year	$19,365,539	$16,884,123	$17,526,406	$15,704,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	T20 Sub-Account		F56 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$22,478	$1,903	$9,125	$10,396
Net realized gains (losses)	(41,236)	(12,981)	(25,740)	110,336
Net change in unrealized appreciation (depreciation)	(32,958)	161,560	42,611	(24,224)
Net increase (decrease) in net assets from operations	(51,716)	150,482	25,996	96,508

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	33,568	48,482	65,892	16,603
Transfers between Sub-Accounts
(including the Fixed Account), net	62,006	(52,935)	3,654	(93,660)
Withdrawals, surrenders, annuitizations and contract charges	(173,986)	(170,546)	(91,848)	(143,323)
Net accumulation activity	(78,412)	(174,999)	(22,302)	(220,380)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	(1,644)
Adjustments to annuity reserves	—	—	(124)	166
Net annuitization activity	—	—	(124)	(1,478)

Net increase (decrease) from contract owner transactions	(78,412)	(174,999)	(22,426)	(221,858)

Total increase (decrease) in net assets	(130,128)	(24,517)	3,570	(125,350)

Net assets at beginning of year	1,470,652	1,495,169	694,267	819,617
Net assets at end of year	$1,340,524	$1,470,652	$697,837	$694,267

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	G30 Sub-Account		521 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$39	$1,848	$(17,628)	$(15,780)
Net realized gains (losses)	(27,142)	3,701	(6,633)	5,781
Net change in unrealized appreciation (depreciation)	83,197	483,610	105,086	335,732
Net increase (decrease) in net assets from operations	56,094	489,159	80,825	325,733

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	37,315	165,791	7,881	89,806
Transfers between Sub-Accounts
(including the Fixed Account), net	3,794	(42,952)	(46,235)	41,699
Withdrawals, surrenders, annuitizations and contract charges	(212,551)	(317,720)	(120,274)	(239,456)
Net accumulation activity	(171,442)	(194,881)	(158,628)	(107,951)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(1,565)	(1,718)
Adjustments to annuity reserves	—	—	407	497
Net annuitization activity	—	—	(1,158)	(1,221)

Net increase (decrease) from contract owner transactions	(171,442)	(194,881)	(159,786)	(109,172)

Total increase (decrease) in net assets	(115,348)	294,278	(78,961)	216,561

Net assets at beginning of year	2,408,601	2,114,323	1,681,207	1,464,646
Net assets at end of year	$2,293,253	$2,408,601	$1,602,246	$1,681,207

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	520 Sub-Account		G33 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(36,709)	$(24,300)	$2,385	$15,466
Net realized gains (losses)	199,132	86,398	(77,961)	(100,617)
Net change in unrealized appreciation (depreciation)	697,085	496,767	167,183	357,239
Net increase (decrease) in net assets from operations	859,508	558,865	91,607	272,088

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	107,888	30,516	41,378	48,423
Transfers between Sub-Accounts
(including the Fixed Account), net	(60,215)	225,747	16,357	(36,679)
Withdrawals, surrenders, annuitizations and contract charges	(181,366)	(291,594)	(179,476)	(326,856)
Net accumulation activity	(133,693)	(35,331)	(121,741)	(315,112)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(4,460)	(3,640)	(1,386)	(1,468)
Adjustments to annuity reserves	4,133	12,010	510	570
Net annuitization activity	(327)	8,370	(876)	(898)

Net increase (decrease) from contract owner transactions	(134,020)	(26,961)	(122,617)	(316,010)

Total increase (decrease) in net assets	725,488	531,904	(31,010)	(43,922)

Net assets at beginning of year	2,271,680	1,739,776	1,728,566	1,772,488
Net assets at end of year	$2,997,168	$2,271,680	$1,697,556	$1,728,566

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	G31 Sub-Account		O00 Sub-Account[2]
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(22,500)	$(7,683)	$(6,245)	$—
Net realized gains (losses)	320,467	284,078	19,499	—
Net change in unrealized appreciation (depreciation)	281,405	578,248	226,709	—
Net increase (decrease) in net assets from operations	579,372	854,643	239,963	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	138,185	64,487	11,454	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(77,409)	(40,935)	499,095	—
Withdrawals, surrenders, annuitizations and contract charges	(501,721)	(690,192)	(41,594)	—
Net accumulation activity	(440,945)	(666,640)	468,955	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(552)	(2,551)	(623)	—
Adjustments to annuity reserves	(2,306)	(185)	—	—
Net annuitization activity	(2,858)	(2,736)	(623)	—

Net increase (decrease) from contract owner transactions	(443,803)	(669,376)	468,332	—

Total increase (decrease) in net assets	135,569	185,267	708,295	—

Net assets at beginning of year	4,179,272	3,994,005	—	—
Net assets at end of year	$4,314,841	$4,179,272	$708,295	$—

[2]The activities for this Sub-Account are for the period of April 30, 2020 to December 31, 2020. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	V15 Sub-Account		V52 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(174,574)	$(169,931)	$(2,196)	$(1,732)
Net realized gains (losses)	2,088,943	2,551,099	14,046	15,767
Net change in unrealized appreciation (depreciation)	2,541,823	1,087,074	29,423	12,858
Net increase (decrease) in net assets from operations	4,456,192	3,468,242	41,273	26,893

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	241,923	58,537	4,214	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(483,196)	(384,048)	(753)	4,550

Withdrawals, surrenders, annuitizations and contract charges	(1,563,236)	(1,554,753)	(5,259)	(257)
Net accumulation activity	(1,804,509)	(1,880,264)	(1,798)	4,293

Annuitization Activity:
Annuitizations	—	92,286	—	—
Annuity payments and contract charges	(26,943)	(22,138)	(2,956)	(2,414)
Adjustments to annuity reserves	4,708	3,629	1,444	844
Net annuitization activity	(22,235)	73,777	(1,512)	(1,570)

Net increase (decrease) from contract owner transactions	(1,826,744)	(1,806,487)	(3,310)	2,723

Total increase (decrease) in net assets	2,629,448	1,661,755	37,963	29,616

Net assets at beginning of year	12,240,995	10,579,240	109,779	80,163
Net assets at end of year	$14,870,443	$12,240,995	$147,742	$109,779

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A39 Sub-Account		AC3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(9,806)	$(40,675)	$(311)	$(888)
Net realized gains (losses)	1,742,886	1,139,945	14,463	9,619
Net change in unrealized appreciation (depreciation)	(914,432)	726,766	(6,533)	6,615
Net increase (decrease) in net assets from operations	818,648	1,826,036	7,619	15,346

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	361,640	134,680	—	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(319,718)	(299,568)	123	8,262

Withdrawals, surrenders, annuitizations and contract charges	(1,015,298)	(901,903)	(9,090)	(10,623)
Net accumulation activity	(973,376)	(1,066,791)	(8,967)	(2,361)

Annuitization Activity:
Annuitizations	—	102,102	—	—
Annuity payments and contract charges	(14,114)	(16,768)	—	—
Adjustments to annuity reserves	1,693	(19,772)	—	—
Net annuitization activity	(12,421)	65,562.00	—	—

Net increase (decrease) from contract owner transactions	(985,797)	(1,001,229)	(8,967)	(2,361)

Total increase (decrease) in net assets	(167,149)	824,807	(1,348)	12,985

Net assets at beginning of year	7,878,261	7,053,454	64,870	51,885
Net assets at end of year	$7,711,112	$7,878,261	$63,522	$64,870

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A21 Sub-Account		AC1 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$55,941	$5,873	$756	$(676)
Net realized gains (losses)	453,298	849,576	4,663	17,111
Net change in unrealized appreciation (depreciation)	230,437	752,152	12,205	21,383
Net increase (decrease) in net assets from operations	739,676	1,607,601	17,624	37,818

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	400,172	45,152	3,374	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(232,805)	(111,326)	(9,304)	7,467
Withdrawals, surrenders, annuitizations and contract charges	(922,729)	(755,580)	(3,618)	(18,935)
Net accumulation activity	(755,362)	(821,754)	(9,548)	(11,468)

Annuitization Activity:
Annuitizations	9,826	—	—	—
Annuity payments and contract charges	(1,994)	(907)	—	—
Adjustments to annuity reserves	340	458	—	—
Net annuitization activity	8,172	(449)	—	—

Net increase (decrease) from contract owner transactions	(747,190)	(822,203)	(9,548)	(11,468)

Total increase (decrease) in net assets	(7,514)	785,398	8,076	26,350

Net assets at beginning of year	7,061,511	6,276,113	172,907	146,557
Net assets at end of year	$7,053,997	$7,061,511	$180,983	$172,907

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	I84 Sub-Account[3]		I76 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(2,795)	$(9,121)	$(10,159)	$(14,356)
Net realized gains (losses)	(14,782)	81,691	62,019	112,931
Net change in unrealized appreciation (depreciation)	(17,863)	119,151	173,128	106,723
Net increase (decrease) in net assets from operations	(35,440)	191,721	224,988	205,298

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	61	5	11,522	7,885
Transfers between Sub-Accounts
(including the Fixed Account), net	(528,134)	(51,860)	60,827	12,279

Withdrawals, surrenders, annuitizations and contract charges	(68,829)	(283,924)	(82,741)	(139,031)
Net accumulation activity	(596,902)	(335,779)	(10,392)	(118,867)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,082)	—	—	(17)
Adjustments to annuity reserves	(2,223)	(413)	5,066	7
Net annuitization activity	(3,305)	(413)	5,066	(10)

Net increase (decrease) from contract owner transactions	(600,207)	(336,192)	(5,326)	(118,877)

Total increase (decrease) in net assets	(635,647)	(144,471)	219,662	86,421

Net assets at beginning of year	635,647	780,118	935,898	849,477
Net assets at end of year	$—	$635,647	$1,155,560	$935,898

[3]The activities for this Sub-Account are for the period of January 1, 2020 to April 30, 2020. Refer to Note 1 for details on closed Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	J43 Sub-Account		J32 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(6,316)	$(16,755)	$(25,219)	$(21,494)
Net realized gains (losses)	46,659	232,206	407,558	507,589
Net change in unrealized appreciation (depreciation)	96,073	89,887	364,121	395,841
Net increase (decrease) in net assets from operations	136,416	305,338	746,460	881,936

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	16,566	82,205	17,368	53,276
Transfers between Sub-Accounts
(including the Fixed Account), net	4,167	(233,798)	(185,090)	139,795

Withdrawals, surrenders, annuitizations and contract charges	(146,312)	(181,933)	(356,777)	(506,497)
Net accumulation activity	(125,579)	(333,526)	(524,499)	(313,426)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,115)	(1,278)	(5,947)	(9,582)
Adjustments to annuity reserves	2,365	1,768	1,943	(22,349)
Net annuitization activity	1,250	490	(4,004)	(31,931)

Net increase (decrease) from contract owner transactions	(124,329)	(333,036)	(528,503)	(345,357)

Total increase (decrease) in net assets	12,087	(27,698)	217,957	536,579

Net assets at beginning of year	1,432,909	1,460,607	3,667,848	3,131,269
Net assets at end of year	$1,444,996	$1,432,909	$3,885,805	$3,667,848

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	L27 Sub-Account[4]		MD8 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$—	$1,763	$(189,863)	$12,960
Net realized gains (losses)	—	(318,205)	(1)	—
Net change in unrealized appreciation (depreciation)	—	449,688	—	—
Net increase (decrease) in net assets from operations	—	133,246	(189,864)	12,960

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	820,507	2,208,932
Transfers between Sub-Accounts
(including the Fixed Account), net	—	(1,320,209)	1,716,464	2,246,395
Withdrawals, surrenders, annuitizations and contract charges	—	(70,578)	(4,881,788)	(5,944,095)
Net accumulation activity	—	(1,390,787)	(2,344,817)	(1,488,768)

Annuitization Activity:
Annuitizations	—	—	120,299	222
Annuity payments and contract charges	—	—	(27,308)	(13,842)
Adjustments to annuity reserves	—	—	(267)	1,021
Net annuitization activity	—	—	92,724	(12,599)

Net increase (decrease) from contract owner transactions	—	(1,390,787)	(2,252,093)	(1,501,367)

Total increase (decrease) in net assets	—	(1,257,541)	(2,441,957)	(1,488,407)

Net assets at beginning of year	—	1,257,541	15,969,168	17,457,575
Net assets at end of year	$—	$—	$13,527,211	$15,969,168

[4]The prior year activities for this Sub-Account are for the period of January 1, 2019 to July 31, 2019.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M07 Sub-Account		M35 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$92,885	$105,188	$44,668	$51,186
Net realized gains (losses)	509,675	490,018	380,543	412,666
Net change in unrealized appreciation (depreciation)	262,292	1,567,405	273,509	1,422,322
Net increase (decrease) in net assets from operations	864,852	2,162,611	698,720	1,886,174

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	599,226	430,007	437,243	191,872
Transfers between Sub-Accounts
(including the Fixed Account), net	(171,542)	367,510	(252,380)	(34,132)

Withdrawals, surrenders, annuitizations and contract charges	(2,301,663)	(2,393,828)	(1,520,771)	(2,256,775)
Net accumulation activity	(1,873,979)	(1,596,311)	(1,335,908)	(2,099,035)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(14,992)	(15,880)	(1,171)	(2,814)
Adjustments to annuity reserves	767	475	(78)	(225)
Net annuitization activity	(14,225)	(15,405)	(1,249)	(3,039)

Net increase (decrease) from contract owner transactions	(1,888,204)	(1,611,716)	(1,337,157)	(2,102,074)

Total increase (decrease) in net assets	(1,023,352)	550,895	(638,437)	(215,900)

Net assets at beginning of year	12,612,911	12,062,016	11,141,837	11,357,737
Net assets at end of year	$11,589,559	$12,612,911	$10,503,400	$11,141,837

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M31 Sub-Account		M80 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(282,265)	$(257,140)	$(50,595)	$(50,122)
Net realized gains (losses)	3,145,728	2,791,983	540,671	584,308
Net change in unrealized appreciation (depreciation)	2,292,532	2,789,625	376,693	428,762
Net increase (decrease) in net assets from operations	5,155,995	5,324,468	866,769	962,948

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	540,282	308,073	90,037	132,145
Transfers between Sub-Accounts
(including the Fixed Account), net	(880,033)	(267,630)	(92,110)	(72,285)

Withdrawals, surrenders, annuitizations and contract charges	(2,091,755)	(2,088,272)	(567,295)	(633,275)
Net accumulation activity	(2,431,506)	(2,047,829)	(569,368)	(573,415)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(32,844)	(41,208)	—	—
Adjustments to annuity reserves	11,164	(54,054)	—	—
Net annuitization activity	(21,680)	(95,262)	—	—

Net increase (decrease) from contract owner transactions	(2,453,186)	(2,143,091)	(569,368)	(573,415)

Total increase (decrease) in net assets	2,702,809	3,181,377	297,401	389,533

Net assets at beginning of year	18,705,947	15,524,570	3,213,825	2,824,292
Net assets at end of year	$21,408,756	$18,705,947	$3,511,226	$3,213,825

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MF1 Sub-Account		M05 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(328,764)	$(344,574)	$(141,064)	$(139,307)
Net realized gains (losses)	3,303,878	4,259,039	1,672,152	1,945,636
Net change in unrealized appreciation (depreciation)	3,388,639	2,884,354	2,354,545	1,313,802
Net increase (decrease) in net assets from operations	6,363,753	6,798,819	3,885,633	3,120,131

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,387,022	435,630	167,967	254,605
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,076,125)	(1,105,105)	(1,451,947)	(799,763)

Withdrawals, surrenders, annuitizations and contract charges	(4,745,711)	(3,343,067)	(986,584)	(1,556,990)
Net accumulation activity	(6,434,814)	(4,012,542)	(2,270,564)	(2,102,148)

Annuitization Activity:
Annuitizations	87,851	23,148	—	—
Annuity payments and contract charges	(29,719)	(18,529)	(4,074)	(4,167)
Adjustments to annuity reserves	11,685	3,344	5,068	(1,753)
Net annuitization activity	69,817	7,963	994	(5,920)

Net increase (decrease) from contract owner transactions	(6,364,997)	(4,004,579)	(2,269,570)	(2,108,068)

Total increase (decrease) in net assets	(1,244)	2,794,240	1,616,063	1,012,063

Net assets at beginning of year	22,656,974	19,862,734	9,513,210	8,501,147
Net assets at end of year	$22,655,730	$22,656,974	$11,129,273	$9,513,210

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M42 Sub-Account		M06 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(143,501)	$(142,412)	$163,417	$184,703
Net realized gains (losses)	1,783,536	1,947,387	112,976	(18,699)
Net change in unrealized appreciation (depreciation)	2,061,004	1,121,863	348,584	631,565
Net increase (decrease) in net assets from operations	3,701,039	2,926,838	624,977	797,569

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	126,236	208,149	292,041	1,196,572
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,967,360)	(1,097,077)	(34,668)	992,631

Withdrawals, surrenders, annuitizations and contract charges	(855,846)	(1,149,483)	(1,990,435)	(2,413,978)
Net accumulation activity	(2,696,970)	(2,038,411)	(1,733,062)	(224,775)

Annuitization Activity:
Annuitizations	42,936	25,193	—	—
Annuity payments and contract charges	(9,510)	(4,523)	(432)	(761)
Adjustments to annuity reserves	(397)	214	316	266
Net annuitization activity	33,029	20,884	(116)	(495)

Net increase (decrease) from contract owner transactions	(2,663,941)	(2,017,527)	(1,733,178)	(225,270)

Total increase (decrease) in net assets	1,037,098	909,311	(1,108,201)	572,299

Net assets at beginning of year	9,057,388	8,148,077	10,017,071	9,444,772
Net assets at end of year	$10,094,486	$9,057,388	$8,908,870	$10,017,071

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M33 Sub-Account		M44 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(97,806)	$(94,456)	$86,683	$256,668
Net realized gains (losses)	866,267	1,734,253	163,414	(14,842)
Net change in unrealized appreciation (depreciation)	955,778	1,722,661	31,028	1,801,979
Net increase (decrease) in net assets from operations	1,724,239	3,362,458	281,125	2,043,805

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	510,467	276,111	235,012	80,796
Transfers between Sub-Accounts
(including the Fixed Account), net	(309,741)	(333,888)	(235,752)	(17,949)

Withdrawals, surrenders, annuitizations and contract charges	(1,803,883)	(1,774,891)	(1,474,793)	(1,367,438)
Net accumulation activity	(1,603,157)	(1,832,668)	(1,475,533)	(1,304,591)

Annuitization Activity:
Annuitizations	31,882	—	31,658	—
Annuity payments and contract charges	(13,862)	(9,583)	(7,913)	(4,266)
Adjustments to annuity reserves	7,615	7,135	1,335	2,178
Net annuitization activity	25,635	(2,448)	25,080	(2,088)

Net increase (decrease) from contract owner transactions	(1,577,522)	(1,835,116)	(1,450,453)	(1,306,679)

Total increase (decrease) in net assets	146,717	1,527,342	(1,169,328)	737,126

Net assets at beginning of year	13,041,722	11,514,380	9,841,751	9,104,625
Net assets at end of year	$13,188,439	$13,041,722	$8,672,423	$9,841,751

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M40 Sub-Account		M83 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$13,318	$46,856	$18,341	$242,059
Net realized gains (losses)	49,047	23,874	2,574,199	3,536,003
Net change in unrealized appreciation (depreciation)	(3,046)	444,294	(2,037,534)	6,061,764
Net increase (decrease) in net assets from operations	59,319	515,024	555,006	9,839,826

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	22,897	68,466	1,888,266	1,067,424
Transfers between Sub-Accounts
(including the Fixed Account), net	(152,348)	(35,496)	1,010,184	(1,196,514)

Withdrawals, surrenders, annuitizations and contract charges	(253,623)	(686,890)	(5,636,655)	(5,438,748)
Net accumulation activity	(383,074)	(653,920)	(2,738,205)	(5,567,838)

Annuitization Activity:
Annuitizations	—	—	66,599	139,872
Annuity payments and contract charges	—	30	(24,084)	(21,725)
Adjustments to annuity reserves	—	(66)	(411)	(1,053)
Net annuitization activity	—	(36)	42,104	117,094

Net increase (decrease) from contract owner transactions	(383,074)	(653,956)	(2,696,101)	(5,450,744)

Total increase (decrease) in net assets	(323,755)	(138,932)	(2,141,095)	4,389,082

Net assets at beginning of year	2,341,570	2,480,502	41,683,775	37,294,693
Net assets at end of year	$2,017,815	$2,341,570	$39,542,680	$41,683,775

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB6 Sub-Account		MB7 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$8,904	$2,681	$(5,148)	$(8,566)
Net realized gains (losses)	285,604	661,411	214,503	299,624
Net change in unrealized appreciation (depreciation)	316,657	612,921	99,778	317,259
Net increase (decrease) in net assets from operations	611,165	1,277,013	309,133	608,317

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	142,048	98,307	56,047	83,470
Transfers between Sub-Accounts
(including the Fixed Account), net	(78,141)	(554,352)	(53,144)	(22,207)

Withdrawals, surrenders, annuitizations and contract charges	(541,417)	(886,615)	(353,049)	(362,915)
Net accumulation activity	(477,510)	(1,342,660)	(350,146)	(301,652)

Annuitization Activity:
Annuitizations	—	1,091	—	—
Annuity payments and contract charges	(11,673)	(10,375)	—	—
Adjustments to annuity reserves	2,132	7,177	—	—
Net annuitization activity	(9,541)	(2,107)	—	—

Net increase (decrease) from contract owner transactions	(487,051)	(1,344,767)	(350,146)	(301,652)

Total increase (decrease) in net assets	124,114	(67,754)	(41,013)	306,665

Net assets at beginning of year	5,067,678	5,135,432	2,703,908	2,397,243
Net assets at end of year	$5,191,792	$5,067,678	$2,662,895	$2,703,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M96 Sub-Account		MD2 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$87,255	$78,551	$33,672	$41,974
Net realized gains (losses)	(24,068)	(74,730)	3,032	(39,053)
Net change in unrealized appreciation (depreciation)	168,217	255,678	102,893	155,891
Net increase (decrease) in net assets from operations	231,404	259,499	139,597	158,812

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	231,047	128,383	57,594	203,238
Transfers between Sub-Accounts
(including the Fixed Account), net	713,580	135,073	56,624	164,292

Withdrawals, surrenders, annuitizations and contract charges	(534,093)	(971,097)	(385,028)	(792,219)
Net accumulation activity	410,534	(707,641)	(270,810)	(424,689)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(106)	(103)	—	37
Adjustments to annuity reserves	13	12	—	(39)
Net annuitization activity	(93)	(91)	—	(2)

Net increase (decrease) from contract owner transactions	410,441	(707,732)	(270,810)	(424,691)

Total increase (decrease) in net assets	641,845	(448,233)	(131,213)	(265,879)

Net assets at beginning of year	4,963,279	5,411,512	3,177,543	3,443,422
Net assets at end of year	$5,605,124	$4,963,279	$3,046,330	$3,177,543

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA6 Sub-Account		MA3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$698,474	$778,406	$129,629	$159,221
Net realized gains (losses)	(374,220)	(124,472)	(49,448)	(25,325)
Net change in unrealized appreciation (depreciation)	79,819	1,654,055	2,631	376,421
Net increase (decrease) in net assets from operations	404,073	2,307,989	82,812	510,317

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	298,731	466,669	63,981	125,530
Transfers between Sub-Accounts
(including the Fixed Account), net	1,149,961	674,415	(95,301)	(80,595)

Withdrawals, surrenders, annuitizations and contract charges	(2,343,566)	(2,829,948)	(439,017)	(881,860)
Net accumulation activity	(894,874)	(1,688,864)	(470,337)	(836,925)

Annuitization Activity:
Annuitizations	41,632	31,712	—	—
Annuity payments and contract charges	(17,283)	(15,785)	(1,297)	(509)
Adjustments to annuity reserves	2,109	1,551	(468)	128
Net annuitization activity	26,458	17,478	(1,765)	(381)

Net increase (decrease) from contract owner transactions	(868,416)	(1,671,386)	(472,102)	(837,306)

Total increase (decrease) in net assets	(464,343)	636,603	(389,290)	(326,989)

Net assets at beginning of year	18,791,657	18,155,054	3,959,396	4,286,385
Net assets at end of year	$18,327,314	$18,791,657	$3,570,106	$3,959,396

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MD6 Sub-Account		MB3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(120,622)	$(100,315)	$(58,169)	$(56,949)
Net realized gains (losses)	2,017,202	1,717,964	800,425	755,636
Net change in unrealized appreciation (depreciation)	603,666	2,079,322	57,131	743,989
Net increase (decrease) in net assets from operations	2,500,246	3,696,971	799,387	1,442,676

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	220,912	229,757	152,704	144,878
Transfers between Sub-Accounts
(including the Fixed Account), net	(276,855)	(343,454)	(85,021)	(334,865)

Withdrawals, surrenders, annuitizations and contract charges	(1,176,930)	(1,832,629)	(797,281)	(706,612)
Net accumulation activity	(1,232,873)	(1,946,326)	(729,598)	(896,599)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(12,293)	(17,675)	—	(14)
Adjustments to annuity reserves	3,266	(24,104)	—	(35)
Net annuitization activity	(9,027)	(41,779)	—	(49)

Net increase (decrease) from contract owner transactions	(1,241,900)	(1,988,105)	(729,598)	(896,648)

Total increase (decrease) in net assets	1,258,346	1,708,866	69,789	546,028

Net assets at beginning of year	12,210,688	10,501,822	4,625,686	4,079,658
Net assets at end of year	$13,469,034	$12,210,688	$4,695,475	$4,625,686

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB8 Sub-Account		MF6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(105,981)	$(138,371)	$353,364	$254,907
Net realized gains (losses)	(180,371)	1,876,599	460,399	546,698
Net change in unrealized appreciation (depreciation)	1,547,330	2,019,563	(732,715)	1,894,849
Net increase (decrease) in net assets from operations	1,260,978	3,757,791	81,048	2,696,454

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	321,020	337,478	282,227	411,369
Transfers between Sub-Accounts
(including the Fixed Account), net	(283,323)	(272,021)	467,690	3,863

Withdrawals, surrenders, annuitizations and contract charges	(2,066,851)	(2,431,116)	(1,422,187)	(1,910,587)
Net accumulation activity	(2,029,154)	(2,365,659)	(672,270)	(1,495,355)

Annuitization Activity:
Annuitizations	76,394	24,345	32,878	17,623
Annuity payments and contract charges	(12,604)	(7,194)	(6,329)	(5,814)
Adjustments to annuity reserves	(3,404)	(1,544)	(335)	(754)
Net annuitization activity	60,386	15,607	26,214	11,055

Net increase (decrease) from contract owner transactions	(1,968,768)	(2,350,052)	(646,056)	(1,484,300)

Total increase (decrease) in net assets	(707,790)	1,407,739	(565,008)	1,212,154

Net assets at beginning of year	17,151,573	15,743,834	12,502,760	11,290,606
Net assets at end of year	$16,443,783	$17,151,573	$11,937,752	$12,502,760

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG3 Sub-Account		PK8 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(65,372)	$(64,249)	$341,076	$350,267
Net realized gains (losses)	67,485	1,636,882	(230,221)	(144,103)
Net change in unrealized appreciation (depreciation)	832,879	4,435,072	335,540	1,280,322
Net increase (decrease) in net assets from operations	834,992	6,007,705	446,395	1,486,486

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	662,925	531,939	205,470	363,038
Transfers between Sub-Accounts
(including the Fixed Account), net	114,051	(1,119,471)	693,567	575,669

Withdrawals, surrenders, annuitizations and contract charges	(2,990,197)	(3,714,575)	(1,335,703)	(1,841,029)
Net accumulation activity	(2,213,221)	(4,302,107)	(436,666)	(902,322)

Annuitization Activity:
Annuitizations	70,062	16,793	20,003	25,982
Annuity payments and contract charges	(11,652)	(8,192)	(7,139)	(5,205)
Adjustments to annuity reserves	(304)	(1,183)	(465)	(552)
Net annuitization activity	58,106	7,418	12,399	20,225

Net increase (decrease) from contract owner transactions	(2,155,115)	(4,294,689)	(424,267)	(882,097)

Total increase (decrease) in net assets	(1,320,123)	1,713,016	22,128	604,389

Net assets at beginning of year	23,746,469	22,033,453	12,382,271	11,777,882
Net assets at end of year	$22,426,346	$23,746,469	$12,404,399	$12,382,271

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P06 Sub-Account		P07 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(4,361)	$7,555	$148,980	$399,983
Net realized gains (losses)	(13,567)	(50,747)	190,593	(208,601)
Net change in unrealized appreciation (depreciation)	432,907	346,328	1,229,062	1,593,370
Net increase (decrease) in net assets from operations	414,979	303,136	1,568,635	1,784,752

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	69,942	325,043	673,543	807,746
Transfers between Sub-Accounts
(including the Fixed Account), net	60,569	(136,655)	890,694	1,604,913

Withdrawals, surrenders, annuitizations and contract charges	(440,528)	(559,946)	(3,326,909)	(4,356,969)
Net accumulation activity	(310,017)	(371,558)	(1,762,672)	(1,944,310)

Annuitization Activity:
Annuitizations	8,955	—	20,374	29,521
Annuity payments and contract charges	(967)	—	(10,941)	(8,682)
Adjustments to annuity reserves	883	—	(1,405)	461
Net annuitization activity	8,871	—	8,028	21,300

Net increase (decrease) from contract owner transactions	(301,146)	(371,558)	(1,754,644)	(1,923,010)

Total increase (decrease) in net assets	113,833	(68,422)	(186,009)	(138,258)

Net assets at beginning of year	4,412,030	4,480,452	27,006,343	27,144,601
Net assets at end of year	$4,525,863	$4,412,030	$26,820,334	$27,006,343

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	R03 Sub-Account		R02 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(19,377)	$(17,641)	$(3,796)	$(2,812)
Net realized gains (losses)	478,767	119,918	120,781	64,137
Net change in unrealized appreciation (depreciation)	122,553	286,950	(20,033)	141,857
Net increase (decrease) in net assets from operations	581,943	389,227	96,952	203,182

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	75,486	1	24,919	—
Transfers between Sub-Accounts
(including the Fixed Account), net	(114,418)	(60,779)	(8,898)	35,357

Withdrawals, surrenders, annuitizations and contract charges	(351,446)	(284,592)	(97,136)	(225,219)
Net accumulation activity	(390,378)	(345,370)	(81,115)	(189,862)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(6,984)	(5,437)	(5,722)	(5,457)
Adjustments to annuity reserves	1,473	2,726	1,423	3,136
Net annuitization activity	(5,511)	(2,711)	(4,299)	(2,321)

Net increase (decrease) from contract owner transactions	(395,889)	(348,081)	(85,414)	(192,183)

Total increase (decrease) in net assets	186,054	41,146	11,538	10,999

Net assets at beginning of year	1,357,511	1,316,365	632,667	621,668
Net assets at end of year	$1,543,565	$1,357,511	$644,205	$632,667

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY (A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2020

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “ Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor ”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts, Futurity Select Incentive contracts (collectively, the ‘‘Contracts’’) and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes during the current year.

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
O00	April 30, 2020

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
I84	O00	April 30, 2020

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2020. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $ 10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub- Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge. If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuitization
On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub -Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events
The Sponsor’s management has evaluated events subsequent to December 31, 2020 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three- tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three -level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2020, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2020. There were no transfers between levels during the year ended December 31, 2020.

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related -party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders, and optional living benefit riders are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations. The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2020, the deduction is at an effective annual rate based on the average daily value of the Contract invested in the Variable Account as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity	1.25%	-	-	-	-	-	-	-
Futurity II	1.25%	-	-	-	-	-	-	-
Futurity Focus	1.00%	-	-	-	-	-	-	-
Futurity Accolade	1.30%	1.45%	1.55%	1.70%	-	-	-	-
Futurity Focus II	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-
Futurity III	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-
Futurity Select Four	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-
Futurity Select Four Plus	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Futurity Select Seven	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Futurity Select Freedom	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
Futurity Select Incentive	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.40%

Administration charges
Each year on the account anniversary date, an account administration fee (‘‘Account Fee ‘‘) equal to the lesser of $ 30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant’s account value, reflected in the Statements of Changes in Net Assets, in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

An additional account administration charge is deducted from the Variable Account to reimburse the Sponsor for administrative expenses that are not covered by the annual Account Fee. This administrative charge is deducted daily at an effective annual rate of 0.15% based on the value of the contract and is reported in the Statements of Operations as a component of “Administration and distribution charges”.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses related to the sale of the Contracts if the contract holder requests a full withdrawal prior to reaching the pay-out phase and is based on the amounts withdrawn.

Surrender Charge (up to % below)
Futurity	6%
Futurity II	6%
Futurity Accolade	8%
Futurity III	7%
Futurity Select Four	6%
Futurity Select Four Plus	8%
Futurity Select Freedom	8%
Futurity Select Seven	8%
Futurity Select Incentive	8%

Surrender charges are reported in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges”.

Distribution charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts. These charges are reflected on the Statements of Operations as a component of “Administration and distribution charges”.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 3% per year. The Individual Annuitant Mortality Table utilized is subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
A70	$181,786	$98,756
A71	985,887	1,639,307
AM2	190,029	316,475
A19	204,180	303,018
A55	375,917	825,762
A51	238,177	403,477
C53	18,224	161,885
L13	76,809	40,243
F24	1,705,261	3,776,934
F99	3,316,932	5,780,048
F91	162,034	333,911
FE3	5,371,238	4,936,847
T20	197,520	253,454
F56	90,829	104,006
G30	206,032	337,852
521	53,907	212,198
520	407,161	352,643
G33	112,417	233,160
G31	396,953	691,224
O00	591,607	129,448
V15	1,389,153	2,456,793
V52	13,911	11,448
A39	2,201,273	1,548,430
AC3	16,613	12,596
A21	823,928	1,370,764
AC1	11,328	16,467
I84	210,965	646,350

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
I76	$186,291	$129,908
J43	163,709	221,346
J32	358,082	694,283
MD8	4,637,638	7,079,464
M07	1,558,465	3,057,100
M35	1,006,207	2,028,897
M31	2,096,808	3,597,897
M80	438,232	836,616
MF1	3,333,668	8,474,484
M05	1,603,924	3,128,372
M42	1,812,975	3,678,801
M06	1,107,632	2,677,709
M33	1,305,612	2,501,546
M44	1,111,558	2,256,501
M40	173,539	488,612
M83	5,810,773	6,882,637
MB6	506,767	740,144
MB7	289,097	520,316
M96	1,412,999	915,316
MD2	331,496	568,634
MA6	4,028,542	4,199,994
MA3	495,765	838,055
MD6	2,255,565	2,457,747
MB3	642,983	1,026,570
MB8	4,184,138	5,068,245
MF6	2,111,377	2,122,408
MG3	3,441,420	4,811,097
PK8	2,461,024	2,543,596
P06	768,803	1,075,193
P07	5,776,643	7,107,064
R03	635,982	855,882
R02	144,662	180,294

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	9,109	7,311	1,798
A71	26,914	74,121	(47,207)
AM2	4,749	14,626	(9,877)
A19	3,523	7,112	(3,589)
A55	17,904	36,365	(18,461)
A51	3,218	11,413	(8,195)
C53	43	6,957	(6,914)
L13	1,853	1,651	202
F24	54,241	103,442	(49,201)
F99	73,385	196,331	(122,946)
F91	9,057	14,618	(5,561)
FE3	81,743	112,616	(30,873)
T20	9,573	13,769	(4,196)
F56	3,141	4,234	(1,093)
G30	7,964	15,617	(7,653)
521	1,168	6,125	(4,957)
520	9,101	13,105	(4,004)
G33	10,376	18,596	(8,220)
G31	10,623	28,226	(17,603)
O00	62,634	14,384	48,250
V15	24,595	93,343	(68,748)
V52	184	366	(182)
A39	26,996	79,896	(52,900)
AC3	137	495	(358)
A21	30,053	65,812	(35,759)
AC1	153	586	(433)
I84	4,694	35,454	(30,760)
I76	5,410	6,516	(1,106)
J43	4,672	8,660	(3,988)
J32	5,907	19,177	(13,270)
MD8	546,742	788,978	(242,236)
M07	98,337	226,988	(128,651)
M35	38,070	135,716	(97,646)
M31	32,984	99,493	(66,509)
M80	7,562	21,761	(14,199)

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MF1	76,432	288,841	(212,409)
M05	69,781	169,730	(99,949)
M42	71,240	187,251	(116,011)
M06	76,793	227,694	(150,901)
M33	43,085	110,257	(67,172)
M44	82,286	200,128	(117,842)
M40	6,476	38,042	(31,566)
M83	217,823	350,828	(133,005)
MB6	10,524	30,899	(20,375)
MB7	6,435	19,886	(13,451)
M96	70,431	48,104	22,327
MD2	16,943	36,453	(19,510)
MA6	175,889	223,063	(47,174)
MA3	13,912	35,961	(22,049)
MD6	63,327	106,373	(43,046)
MB3	9,577	35,033	(25,456)
MB8	127,864	146,367	(18,503)
MF6	45,627	57,674	(12,047)
MG3	156,273	230,139	(73,866)
PK8	67,826	85,051	(17,225)
P06	54,296	72,763	(18,467)
P07	297,862	409,675	(111,813)
R03	14,314	22,621	(8,307)
R02	6,779	10,240	(3,461)

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units Issued	Units Redeemed	Units Redeemed
A70	514	22,003	(21,489)
A71	41,435	98,946	(57,511)
AM2	7,729	32,683	(24,954)
A19	2,352	10,055	(7,703)
A55	10,637	27,713	(17,076)
A51	3,674	9,923	(6,249)
C53	946	2,301	(1,355)
L13	411	1,970	(1,559)
F24	32,837	103,586	(70,749)
F99	32,848	157,142	(124,294)
F91	10,410	28,678	(18,268)
FE3	58,635	138,345	(79,710)
T20	6,358	14,885	(8,527)
F56	2,442	12,334	(9,892)
G30	10,244	19,923	(9,679)
521	5,750	9,497	(3,747)
520	17,074	19,880	(2,806)
G33	10,077	34,362	(24,285)
G31	17,332	47,951	(30,619)
V15	10,504	95,065	(84,561)
V52	236	146	90
A39	18,664	75,954	(57,290)
AC3	544	488	56
A21	15,631	59,299	(43,668)
AC1	485	807	(322)
I84	4,653	23,960	(19,307)
I76	3,106	9,934	(6,828)
J43	3,978	13,920	(9,942)
J32	10,418	20,392	(9,974)
L27	1,567	69,525	(67,958)
MD8	593,795	758,518	(164,723)
M07	78,240	194,528	(116,288)
M35	33,716	192,321	(158,605)
M31	18,622	104,037	(85,415)
M80	5,272	22,219	(16,947)

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MF1	37,360	200,739	(163,379)
M05	27,375	161,077	(133,702)
M42	30,032	161,017	(130,985)
M06	214,148	235,237	(21,089)
M33	23,974	111,972	(87,998)
M44	18,419	124,741	(106,322)
M40	13,768	69,225	(55,457)
M83	91,565	368,743	(277,178)
MB6	7,802	68,198	(60,396)
MB7	4,672	16,982	(12,310)
M96	18,840	60,488	(41,648)
MD2	29,282	59,354	(30,072)
MA6	98,581	184,562	(85,981)
MA3	12,200	49,842	(37,642)
MD6	30,848	130,728	(99,880)
MB3	8,057	42,298	(34,241)
MB8	44,230	106,270	(62,040)
MF6	26,178	65,111	(38,933)
MG3	43,901	235,345	(191,444)
PK8	43,992	73,233	(29,241)
P06	29,502	52,802	(23,300)
P07	182,305	295,684	(113,379)
R03	8,586	23,698	(15,112)
R02	2,117	12,648	(10,531)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,					For the years ended December 31,
		Units		Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A70
	2020	34,687	$18.4608	to	$33.5291	$714,807	0.45%	1.15%	to	2.10%	37.48%	to	36.17%
	2019	32,889	13.4279	to	24.6234	495,608	0.17	1.15	to	2.10	28.29	to	27.07
	2018	54,378	10.4667	to	19.3781	599,720	—	1.15	to	2.10	(11.02)	to	(11.88)
	2017	58,812	11.7634	to	21.9899	727,444	0.27	1.15	to	2.10	34.74	to	33.45
	2016	72,632	8.7307	to	16.4775	655,589	—	1.15	to	2.10	(2.02)	to	(2.96)
A71
	2020	302,915	25.6146	to	29.7811	7,384,564	1.29	1.15	to	2.10	1.29	to	0.32
	2019	350,122	25.2877	to	29.6851	8,445,040	1.03	1.15	to	2.10	22.19	to	21.03
	2018	407,633	20.6951	to	24.5279	8,043,643	0.75	1.15	to	2.10	(6.93)	to	(7.83)
	2017	498,926	22.2366	to	26.6102	10,570,331	1.25	1.15	to	2.10	17.24	to	16.12
	2016	551,603	18.9670	to	22.9158	10,021,715	0.81	1.15	to	2.10	9.79	to	8.74
AM2
	2020	48,513	30.1828	to	33.0656	1,394,660	1.10	1.15	to	2.10	28.11	to	26.88
	2019	58,390	23.5601	to	26.0596	1,311,903	0.26	1.15	to	2.10	25.77	to	24.57
	2018	83,344	18.7328	to	20.9196	1,489,030	0.41	1.15	to	2.10	(18.55)	to	(19.33)
	2017	93,124	22.9999	to	25.9338	2,062,972	0.92	1.15	to	2.10	33.09	to	31.83
	2016	108,038	17.2811	to	19.6729	1,797,768	—	1.15	to	2.10	(8.14)	to	(9.02)
A19
	2020	25,694	59.4044	to	78.8431	1,462,606	—	1.15	to	2.10	51.87	to	50.42
	2019	29,283	39.1145	to	52.4145	1,095,331	—	1.15	to	2.10	34.45	to	33.16
	2018	36,986	29.0933	to	39.3612	1,030,841	—	1.15	to	2.10	(2.25)	to	(3.19)
	2017	42,643	29.7627	to	40.6571	1,211,853	—	1.15	to	2.10	32.25	to	30.99
	2016	47,926	22.5052	to	31.0387	1,031,645	—	1.15	to	2.10	4.99	to	3.98
A55
	2020	169,439	21.8649	to	28.8971	4,752,286	1.39	1.15	to	1.85	13.56	to	12.76
	2019	187,900	19.2548	to	25.6278	4,669,717	1.60	1.15	to	1.85	27.99	to	27.09
	2018	204,976	15.0444	to	20.1653	4,012,741	1.66	1.15	to	1.85	(5.71)	to	(6.38)
	2017	232,333	15.9559	to	21.5391	4,780,927	1.52	1.15	to	1.85	19.93	to	19.09
	2016	269,443	13.3042	to	18.0863	4,665,381	1.82	1.15	to	1.85	8.97	to	8.20
A51
	2020	56,954	32.5674	to	38.7827	2,386,011	1.06	1.15	to	1.85	65.23	to	64.07
	2019	65,149	19.7105	to	23.6383	1,671,717	—	1.15	to	1.85	27.85	to	26.95
	2018	71,398	15.4168	to	18.6196	1,423,897	—	1.15	to	1.85	0.26	to	(0.44)
	2017	81,160	22.8810	to	18.7027	1,631,288	—	1.15	to	1.85	27.27	to	26.37
	2016	93,040	17.9781	to	14.8005	1,476,536	—	1.15	to	1.85	5.03	to	4.27
C53
	2020	33,248		23.3655		780,319	1.37		1.40			6.18
	2019	40,162		22.0059		886,438	1.51		1.40			29.77
	2018	41,517		16.9575		705,596	1.53		1.40			(6.18)
	2017	44,551		18.0746		806,231	1.52		1.40			17.53
	2016	43,926		15.3784		675,194	1.60		1.40			13.40

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
		Units		Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
L13
	2020	9,300		$33.7608		$313,962	1.48%	1.40%					3.79%
	2019	9,098		32.5283		295,931	1.71	1.40					27.10
	2018	10,657		25.5925		272,728	1.42	1.40					(10.14)
	2017	13,468		28.4808		383,590	1.33	1.40					13.25
	2016	16,032		25.1478		403,182	1.56	1.40					11.44
F24
	2020	422,383	48.6962	to	44.4507	19,365,539	0.08	1.15	to	2.30	28.73	to	27.25
	2019	471,584	37.8268	to	34.9324	16,884,123	0.21	1.15	to	2.30	29.77	to	28.27
	2018	542,333	29.1497	to	27.2331	15,002,121	0.43	1.15	to	2.30	(7.72)	to	(8.79)
	2017	659,222	31.5877	to	29.8571	19,837,965	0.77	1.15	to	2.30	20.19	to	18.81
	2016	696,453	26.2805	to	25.1300	17,492,604	0.57	1.15	to	2.30	6.49	to	5.25
F99
	2020	465,466	37.8785	to	49.7100	17,526,406	0.04	1.15	to	2.30	41.90	to	40.26
	2019	588,412	26.6943	to	35.4416	15,704,936	0.06	1.15	to	2.30	32.44	to	30.91
	2018	712,706	20.1561	to	27.0729	14,400,361	0.04	1.15	to	2.30	(1.58)	to	(2.72)
	2017	804,753	20.4801	to	27.8308	16,647,092	0.09	1.15	to	2.30	33.27	to	31.74
	2016	1,025,266	15.3672	to	19.9870	15,949,219	—	1.15	to	2.35	(0.61)	to	(0.97)
F91
	2020	347,509	20.5588	to	26.7755	7,248,029	0.22	1.15	to	2.10	14.01	to	12.91
	2019	353,070	18.0332	to	23.7130	6,499,869	1.54	1.15	to	2.10	26.04	to	24.83
	2018	371,338	14.3080	to	18.9956	5,441,772	2.50	1.15	to	2.10	(16.04)	to	(16.84)
	2017	107,288	17.0410	to	22.8434	1,763,394	1.16	1.15	to	2.10	28.50	to	27.28
	2016	131,994	13.2617	to	17.9481	1,690,556	1.20	1.15	to	2.10	(6.36)	to	(7.26)
FE3
	2020	647,434	55.1553	to	43.4966	33,030,181	2.70	1.15	to	2.30	5.63	to	4.40
	2019	678,307	52.2139	to	41.6626	32,898,089	0.31	1.15	to	2.30	16.04	to	14.69
	2018	758,017	44.9955	to	36.3252	31,749,225	2.11	1.15	to	2.30	(11.57)	to	(12.61)
	2017	858,841	50.8850	to	41.5661	40,742,265	1.02	1.15	to	2.30	13.27	to	11.96
	2016	964,870	44.9217	to	30.7678	40,518,003	0.53	1.15	to	2.35	3.97	to	1.63
T20
	2020	62,603	23.1800	to	18.5282	1,340,524	3.44	1.15	to	2.10	(2.29)	to	(3.23)
	2019	66,799	23.6705	to	19.1469	1,470,652	1.69	1.15	to	2.10	11.24	to	10.18
	2018	75,326	21.3238	to	17.3785	1,495,169	2.65	1.15	to	2.10	(16.41)	to	(17.22)
	2017	79,237	25.5101	to	20.9939	1,893,331	2.63	1.15	to	2.10	15.37	to	14.26
	2016	86,321	22.1118	to	18.3742	1,793,643	1.94	1.15	to	2.10	5.96	to	4.92
F56
	2020	28,440	26.2393	to	20.8189	697,837	2.99	1.15	to	2.10	4.58	to	3.58
	2019	29,533	25.0900	to	20.0992	694,267	2.84	1.15	to	2.10	13.83	to	12.75
	2018	39,425	22.0873	to	17.8270	819,617	1.98	1.15	to	2.10	(15.82)	to	(16.64)
	2017	44,382	26.2396	to	21.3858	1,096,314	1.59	1.15	to	2.10	17.16	to	16.03
	2016	50,384	22.3972	to	18.4317	1,068,629	1.99	1.15	to	2.10	8.37	to	7.32
G30
	2020	99,769	23.7003	to	22.3698	2,293,253	1.45	1.15	to	1.85	2.79	to	2.06
	2019	107,422	23.0566	to	21.9187	2,408,601	1.52	1.15	to	1.85	24.49	to	23.61
	2018	117,101	18.5203	to	17.7325	2,114,323	1.28	1.15	to	1.85	(9.50)	to	(10.15)
	2017	132,029	20.4652	to	19.7361	2,642,419	1.63	1.15	to	1.85	8.61	to	7.84
	2016	147,298	18.8431	to	18.3020	2,712,964	2.02	1.15	to	1.85	10.31	to	9.52

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
521
	2020	43,899	$45.5809	to	$38.6254	$1,602,246	0.23%	1.15%	to	1.70%	7.34%	to	6.74%
	2019	48,856	42.4628	to	36.1871	1,681,207	0.49	1.15	to	1.70	23.42	to	22.73
	2018	52,603	34.4043	to	29.4854	1,464,646	0.46	1.15	to	1.70	(9.67)	to	(10.18)
	2017	56,826	38.0865	to	32.8269	1,770,573	0.56	1.15	to	1.70	10.30	to	9.68
	2016	58,010	34.5300	to	29.9299	1,660,364	1.10	1.15	to	1.70	21.80	to	21.11
520
	2020	81,708	38.7326	to	47.1839	2,997,168	0.09	1.15	to	2.10	38.89	to	37.56
	2019	85,712	27.8875	to	34.3003	2,271,680	0.33	1.15	to	2.10	33.97	to	32.69
	2018	88,518	20.8160	to	25.8491	1,739,776	0.45	1.15	to	2.10	(2.18)	to	(3.12)
	2017	91,150	21.2801	to	26.6815	1,839,876	0.52	1.15	to	2.10	29.16	to	27.93
	2016	84,232	16.4752	to	20.8556	1,326,857	0.54	1.15	to	2.10	0.81	to	(0.16)
G33
	2020	121,479	11.9606	to	12.4271	1,697,556	1.60	1.15	to	1.85	5.58	to	4.84
	2019	129,699	11.3284	to	11.8536	1,728,566	2.33	1.15	to	1.85	17.09	to	16.27
	2018	153,984	12.4011	to	10.1949	1,772,488	1.89	1.15	to	1.85	(17.24)	to	(17.83)
	2017	157,544	14.9845	to	12.4077	2,198,356	1.88	1.15	to	1.85	25.17	to	24.28
	2016	168,987	11.9716	to	9.9840	1,889,751	2.04	1.15	to	1.85	(3.83)	to	(4.53)
G31
	2020	144,157	30.6762	to	29.0699	4,314,841	0.87	1.15	to	2.05	16.20	to	15.14
	2019	161,760	26.3984	to	25.2473	4,179,272	1.27	1.15	to	2.05	23.79	to	22.66
	2018	192,379	21.3260	to	20.5839	3,994,005	1.15	1.15	to	2.05	(7.27)	to	(8.12)
	2017	229,504	22.9974	to	22.4031	5,160,943	1.36	1.15	to	2.05	22.66	to	21.54
	2016	257,964	18.7489	to	18.4325	4,748,968	1.31	1.15	to	2.05	9.47	to	8.46
O00
	2020	48,250	14.7124	to	14.6183	708,295	—	1.15	to	2.10	47.12	to	46.18
V15
	2020	442,986	34.4198	to	32.3347	14,870,443	0.07	1.15	to	1.85	40.73	to	39.73
	2019	511,734	24.4581	to	23.1414	12,240,995	—	1.15	to	1.85	35.20	to	34.24
	2018	596,295	18.0904	to	17.2392	10,579,240	—	1.15	to	1.85	(4.73)	to	(5.41)
	2017	679,675	18.9880	to	18.2252	12,689,517	0.08	1.15	to	1.85	25.90	to	25.00
	2016	781,976	15.0822	to	14.5800	11,631,378	—	1.15	to	1.85	1.10	to	0.38
V52
	2020	4,558	33.0558	to	30.9423	147,742	—	1.35	to	2.10	40.08	to	39.02
	2019	4,740	23.5977	to	22.2573	109,779	—	1.35	to	2.10	34.59	to	33.57
	2018	4,650	17.5331	to	16.6629	80,163	—	1.35	to	2.10	(5.19)	to	(5.91)
	2017	9,423	18.4932	to	17.7099	169,563	—	1.35	to	2.10	25.32	to	24.38
	2016	9,904	14.7567	to	14.2390	143,661	—	1.35	to	2.10	0.64	to	(0.13)
A39
	2020	370,766	23.7987	to	21.0870	7,711,112	1.32	1.15	to	1.85	12.55	to	11.75
	2019	423,666	21.1449	to	18.8702	7,878,261	0.92	1.15	to	1.85	27.50	to	26.59
	2018	480,956	16.5847	to	14.9067	7,053,454	0.88	1.15	to	1.85	(10.43)	to	(11.07)
	2017	538,068	18.5165	to	16.7631	8,805,887	1.00	1.15	to	1.85	11.89	to	11.09
	2016	607,976	16.5487	to	15.0891	8,874,111	0.76	1.15	to	1.85	9.01	to	8.22

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AC3
	2020	2,005	$34.6172	to	$24.7195	$63,522	1.01%	1.35%	to	1.85%	12.04%	to	11.47%
	2019	2,363	30.8978	to	22.1757	64,870	0.16	1.35	to	1.85	26.93	to	26.29
	2018	2,307	24.3418	to	16.9692	51,885	—	1.35	to	2.05	(10.83)	to	(11.47)
	2017	7,297	27.2996	to	22.7559	160,970	0.85	1.35	to	2.05	11.36	to	10.52
	2016	6,930	24.5147	to	20.5897	135,394	0.48	1.35	to	2.10	8.53	to	7.71
A21
	2020	306,071	27.9456	to	21.5206	7,053,997	2.36	1.15	to	1.85	12.69	to	11.89
	2019	341,830	24.7978	to	19.2338	7,061,511	1.55	1.15	to	1.85	27.11	to	26.20
	2018	385,498	19.5091	to	15.2402	6,276,113	2.01	1.15	to	1.85	(15.95)	to	(16.55)
	2017	415,339	23.2112	to	18.2630	8,043,247	1.43	1.15	to	1.85	21.61	to	20.74
	2016	456,670	19.0871	to	15.1257	7,263,712	1.39	1.15	to	1.85	(1.58)	to	(2.29)
AC1
	2020	5,332	35.1179	to	31.7929	180,983	2.16	1.35	to	2.10	12.20	to	11.35
	2019	5,765	31.2983	to	28.5511	172,907	1.23	1.35	to	2.10	26.51	to	25.56
	2018	6,087	24.7394	to	22.7396	146,557	1.80	1.35	to	2.10	(16.35)	to	(16.99)
	2017	7,013	29.5761	to	27.3936	198,697	1.24	1.35	to	2.10	21.08	to	20.16
	2016	7,540	24.4274	to	22.7967	175,378	1.30	1.35	to	2.10	(2.04)	to	(2.78)
I84[5]
	2019	30,760	21.0887	to	19.5846	635,647	—	1.15	to	2.10	32.80	to	31.53
	2018	50,067	15.8804	to	14.8897	780,118	—	1.15	to	2.10	(6.67)	to	(7.57)
	2017	65,758	17.0160	to	16.1092	1,101,213	—	1.15	to	2.10	21.09	to	19.93
	2016	74,181	14.0526	to	13.4316	1,026,377	—	1.15	to	2.10	(0.40)	to	(1.36)
I76
	2020	50,273	23.9789	to	21.0159	1,155,560	0.36	1.15	to	2.10	25.78	to	24.58
	2019	51,379	19.0643	to	16.8698	935,898	—	1.15	to	2.10	25.14	to	23.95
	2018	58,207	15.2338	to	13.6101	849,477	—	1.15	to	2.10	(16.06)	to	(16.87)
	2017	75,256	18.1487	to	16.3715	1,304,990	—	1.15	to	2.10	12.75	to	11.68
	2016	84,215	16.0965	to	14.6600	1,302,290	—	1.15	to	2.10	10.78	to	9.71
J43
	2020	35,618	42.1760	to	38.8227	1,444,996	0.98	1.15	to	1.85	12.38	to	11.59
	2019	39,606	37.5310	to	34.7916	1,432,909	0.41	1.15	to	1.85	23.15	to	22.28
	2018	49,548	30.5141	to	28.4520	1,460,607	0.38	1.15	to	1.85	(12.94)	to	(13.56)
	2017	59,194	35.0486	to	32.9159	2,009,506	0.35	1.15	to	1.85	13.92	to	13.11
	2016	69,127	30.7662	to	29.1012	2,066,555	0.52	1.15	to	1.85	18.85	to	17.99
J32
	2020	80,027	50.4831	to	46.4032	3,885,805	0.78	1.15	to	1.85	23.83	to	22.95
	2019	93,297	40.7673	to	37.7419	3,667,848	0.86	1.15	to	1.85	30.25	to	29.33
	2018	103,271	31.2983	to	29.1833	3,131,269	0.81	1.15	to	1.85	(7.24)	to	(7.90)
	2017	130,799	33.7408	to	31.6876	4,287,513	0.87	1.15	to	1.85	20.94	to	20.08
	2016	138,725	27.8982	to	26.3884	3,769,038	1.00	1.15	to	1.85	9.68	to	8.89
L27[6]
	2018	67,958	19.2409	to	26.4696	1,257,541	0.82	1.15	to	2.10	(24.55)	to	(25.27)
	2017	74,893	25.5015	to	35.4226	1,841,640	1.14	1.15	to	2.10	37.62	to	36.31
	2016	77,867	18.5304	to	25.9869	1,390,872	0.92	1.15	to	2.10	(5.38)	to	(6.29)

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MD8
	2020	1,469,033	$9.4277	to	$8.5683	$13,527,211	0.23%	1.15%	to	2.30%	(0.92%	to	(2.08%
	2019	1,711,269	9.5157	to	8.7503	15,969,168	1.62	1.15	to	2.30	0.48	to	(0.69)
	2018	1,875,992	9.4632	to	8.8111	17,457,575	1.24	1.15	to	2.30	0.09	to	(1.07)
	2017	2,387,659	9.4608	to	8.9063	22,286,625	0.30	1.15	to	2.30	(0.84)	to	(2.00)
	2016	2,361,111	9.5411	to	9.0876	22,436,212	0.01	1.15	to	2.30	(1.13)	to	(2.29)
M07
	2020	724,185	16.3649	to	15.5191	11,589,559	2.27	1.15	to	1.85	8.56	to	7.78
	2019	852,836	15.0746	to	14.3983	12,612,911	2.28	1.15	to	1.85	19.01	to	18.17
	2018	969,124	12.6662	to	12.1847	12,062,016	2.13	1.15	to	1.85	(6.69)	to	(7.36)
	2017	1,156,130	13.5747	to	13.1528	15,465,905	2.36	1.15	to	1.85	11.02	to	10.23
	2016	1,224,592	12.2267	to	11.9316	14,804,194	2.88	1.15	to	1.85	7.85	to	7.08
M35
	2020	675,722	16.0550	to	14.7327	10,503,400	2.05	1.15	to	2.30	8.26	to	7.00
	2019	773,368	14.8307	to	13.7683	11,141,837	2.07	1.15	to	2.30	18.74	to	17.37
	2018	931,973	12.4903	to	11.7308	11,357,737	1.77	1.15	to	2.30	(6.96)	to	(8.04)
	2017	1,209,186	13.4245	to	12.7560	15,917,629	2.13	1.15	to	2.30	10.74	to	9.47
	2016	1,328,610	12.1223	to	11.6529	15,861,694	2.69	1.15	to	2.30	7.56	to	6.31
M31
	2020	539,465	46.2633	to	37.5458	21,408,756	—	1.15	to	1.85	30.35	to	29.42
	2019	605,974	35.4910	to	29.0102	18,705,947	—	1.15	to	1.85	36.58	to	35.60
	2018	691,389	25.9861	to	21.3932	15,524,570	0.09	1.15	to	1.85	1.49	to	0.77
	2017	777,435	25.6037	to	21.2304	17,248,111	0.10	1.15	to	1.85	29.91	to	28.99
	2016	873,438	19.7082	to	16.4590	14,820,422	0.04	1.15	to	1.85	1.28	to	0.55
M80
	2020	74,584	49.1368	to	45.2070	3,511,226	—	1.15	to	2.05	30.02	to	28.85
	2019	88,783	37.7912	to	35.0863	3,213,825	—	1.15	to	2.05	36.20	to	34.97
	2018	105,730	27.7477	to	37.1776	2,824,292	—	1.15	to	1.90	1.23	to	0.46
	2017	163,565	27.4110	to	25.9163	4,924,643	—	1.15	to	1.90	29.58	to	28.42
	2016	178,094	21.1532	to	25.6116	4,102,729	—	1.15	to	2.10	1.00	to	(8.34)
MF1
	2020	614,252	38.0480	to	34.5807	22,655,730	—	1.15	to	2.30	34.92	to	33.35
	2019	826,661	28.1998	to	25.9322	22,656,974	—	1.15	to	2.30	37.08	to	35.49
	2018	990,040	20.5713	to	19.1395	19,862,734	—	1.15	to	2.30	0.08	to	(1.09)
	2017	1,145,168	20.5557	to	19.3013	23,033,222	0.12	1.15	to	2.35	25.56	to	24.04
	2016	1,350,021	16.3718	to	15.7162	21,711,886	—	1.15	to	2.35	3.72	to	3.47
M05
	2020	436,260	26.0432	to	24.8728	11,129,273	—	1.15	to	1.85	44.22	to	43.20
	2019	536,209	18.0575	to	17.3698	9,513,210	—	1.15	to	1.85	40.09	to	39.09
	2018	669,911	12.8901	to	12.4881	8,501,147	—	1.15	to	1.85	(2.60)	to	(3.30)
	2017	746,968	13.2348	to	12.9145	9,763,710	—	1.15	to	1.85	25.22	to	24.33
	2016	881,045	10.5693	to	10.3875	9,225,612	—	1.15	to	1.85	7.81	to	7.03
M42
	2020	405,073	25.6106	to	23.7718	10,094,486	—	1.15	to	2.30	43.91	to	42.25
	2019	521,084	17.7964	to	16.7116	9,057,388	—	1.15	to	2.30	39.65	to	38.04
	2018	652,069	12.7433	to	12.1060	8,148,077	—	1.15	to	2.30	(2.85)	to	(3.98)
	2017	752,553	13.1175	to	12.6077	9,722,942	—	1.15	to	2.30	24.88	to	23.45
	2016	884,572	10.5037	to	10.3205	9,189,471	—	1.15	to	2.35	7.55	to	7.49
M06
	2020	747,124	12.2976	to	11.3623	8,908,870	3.26	1.15	to	2.10	7.23	to	6.19
	2019	898,025	11.4684	to	10.6996	10,017,071	3.42	1.15	to	2.10	8.95	to	7.90
	2018	919,114	10.5261	to	9.9160	9,444,772	2.73	1.15	to	2.10	(2.22)	to	(3.17)
	2017	1,289,783	10.7649	to	10.2403	13,602,090	3.40	1.15	to	2.10	3.27	to	2.28
	2016	1,286,491	10.4240	to	10.0124	13,199,954	3.37	1.15	to	2.10	3.05	to	2.05

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M33
	2020	493,818	$27.4978	to	$25.4066	$13,188,439	0.72%	1.15%	to	2.10%	15.26%	to	14.15%
	2019	560,990	23.8566	to	22.2575	13,041,722	0.78	1.15	to	2.10	31.43	to	30.17
	2018	648,988	18.1511	to	17.0992	11,514,380	0.67	1.15	to	2.10	(5.46)	to	(6.38)
	2017	747,055	19.2001	to	18.2646	14,072,514	1.35	1.15	to	2.10	21.97	to	20.79
	2016	829,905	15.7418	to	15.1204	12,860,194	0.79	1.15	to	2.10	7.50	to	6.45
M44
	2020	637,525	13.8539	to	13.2311	8,672,423	2.46	1.15	to	1.85	4.69	to	3.95
	2019	755,367	13.2329	to	12.7289	9,841,751	4.04	1.15	to	1.85	23.64	to	22.76
	2018	861,689	10.7023	to	10.3685	9,104,625	1.08	1.15	to	1.85	(0.10)	to	(0.81)
	2017	1,045,379	10.7128	to	10.4535	11,084,555	4.24	1.15	to	1.85	13.53	to	12.72
	2016	1,195,666	9.4362	to	9.2738	11,202,608	3.87	1.15	to	1.85	10.20	to	9.41
M40
	2020	152,285	13.6256	to	12.8120	2,017,815	2.23	1.15	to	2.10	4.40	to	3.41
	2019	183,851	13.0508	to	12.3900	2,341,570	3.53	1.15	to	2.10	23.37	to	22.19
	2018	239,308	10.5787	to	10.1398	2,480,502	0.81	1.15	to	2.10	(0.35)	to	(1.31)
	2017	288,118	10.6163	to	10.2744	3,012,951	3.99	1.15	to	2.10	13.18	to	12.10
	2016	336,898	9.3798	to	8.9949	3,125,628	3.62	1.15	to	2.30	9.96	to	7.18
M83
	2020	1,790,880	22.7619	to	20.6874	39,542,680	1.57	1.15	to	2.30	2.29	to	1.10
	2019	1,923,885	22.2516	to	20.4623	41,683,775	2.11	1.15	to	2.30	28.32	to	26.83
	2018	2,201,063	17.3402	to	16.1334	37,294,693	1.50	1.15	to	2.30	(11.12)	to	(12.16)
	2017	2,478,421	19.5088	to	18.3660	47,400,873	1.91	1.15	to	2.30	16.32	to	14.96
	2016	2,752,000	16.7722	to	15.7351	45,422,847	2.10	1.15	to	2.35	12.79	to	9.96
MB6
	2020	185,651	30.0106	to	28.4669	5,191,792	1.65	1.15	to	1.85	14.02	to	13.21
	2019	206,026	26.3199	to	25.1455	5,067,678	1.50	1.15	to	1.85	27.70	to	26.80
	2018	266,422	20.6100	to	19.8315	5,135,432	1.36	1.15	to	1.85	(8.80)	to	(9.45)
	2017	302,585	22.5975	to	21.9008	6,399,753	1.50	1.15	to	1.85	19.39	to	18.54
	2016	352,496	18.9270	to	18.4749	6,251,655	1.42	1.15	to	1.85	7.21	to	6.44
MB7
	2020	87,198	32.3788	to	33.4811	2,662,895	1.35	1.15	to	2.30	13.74	to	12.42
	2019	100,649	28.4682	to	29.7815	2,703,908	1.23	1.15	to	2.30	27.39	to	25.93
	2018	112,959	22.3467	to	23.6501	2,397,243	1.14	1.15	to	2.30	(9.05)	to	(10.11)
	2017	115,678	24.5710	to	26.3093	2,713,039	1.29	1.15	to	2.30	19.09	to	17.72
	2016	133,861	20.6323	to	22.3492	2,656,055	1.25	1.15	to	2.30	6.93	to	5.69
M96
	2020	308,930	19.4055	to	17.0187	5,605,124	3.08	1.15	to	1.85	5.16	to	4.41
	2019	286,603	18.4524	to	16.2991	4,963,279	2.94	1.15	to	1.85	5.31	to	4.56
	2018	328,251	17.5213	to	15.5876	5,411,512	3.18	1.15	to	1.85	(0.68)	to	(1.39)
	2017	378,725	17.6415	to	15.8077	6,304,387	3.06	1.15	to	1.85	1.06	to	0.34
	2016	422,525	17.4558	to	15.7535	6,988,967	2.63	1.15	to	1.85	(0.11)	to	(0.83)
MD2
	2020	203,260	16.1925	to	12.2278	3,046,330	2.63	1.15	to	2.30	4.89	to	3.68
	2019	222,770	15.4370	to	11.7935	3,177,543	2.76	1.15	to	2.30	5.13	to	3.92
	2018	252,842	14.6841	to	11.3491	3,443,422	2.96	1.15	to	2.30	(0.99)	to	(2.13)
	2017	274,250	14.8305	to	11.5967	3,776,542	2.79	1.15	to	2.30	0.86	to	(0.30)
	2016	307,257	14.7045	to	11.6321	4,212,251	2.38	1.15	to	2.30	(0.48)	to	(1.64)

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA6
	2020	877,302	$25.9393	to	$12.6165	$18,327,314	5.62%	1.15%	to	2.30%	3.89%	to	2.67%
	2019	924,476	24.9689	to	12.2878	18,791,657	5.64	1.15	to	2.30	13.50	to	12.18
	2018	1,010,457	21.9989	to	10.9535	18,155,054	5.57	1.15	to	2.30	(4.19)	to	(5.31)
	2017	1,155,123	22.9606	to	11.5376	21,674,473	5.52	1.15	to	2.35	5.48	to	4.20
	2016	1,141,592	21.7685	to	10.9074	18,971,341	6.70	1.15	to	2.35	12.53	to	9.49
MA3
	2020	149,437	25.8628	to	22.2159	3,570,106	5.31	1.15	to	2.30	3.64	to	2.45
	2019	171,486	24.9537	to	21.6857	3,959,396	5.33	1.15	to	2.30	13.12	to	11.82
	2018	209,128	22.0591	to	19.3937	4,286,385	4.71	1.15	to	2.30	(4.36)	to	(5.47)
	2017	288,083	23.0641	to	20.5150	6,247,522	8.59	1.15	to	2.30	5.09	to	3.88
	2016	479,043	21.9467	to	19.0671	9,867,620	6.17	1.15	to	2.10	12.34	to	11.26
MD6
	2020	474,974	34.8469	to	30.6610	13,469,034	0.45	1.15	to	1.85	21.13	to	20.26
	2019	518,020	28.7689	to	25.4950	12,210,688	0.57	1.15	to	1.85	38.36	to	37.38
	2018	617,900	20.7928	to	18.5586	10,501,822	0.57	1.15	to	1.85	(0.35)	to	(1.06)
	2017	675,491	20.8648	to	18.7572	11,626,513	0.65	1.15	to	1.85	26.97	to	26.07
	2016	747,310	16.4331	to	14.8790	10,170,289	0.59	1.15	to	1.85	4.87	to	4.11
MB3
	2020	134,308	36.7599	to	41.4271	4,695,475	0.22	1.15	to	2.10	20.79	to	19.64
	2019	159,764	30.4325	to	34.6275	4,625,686	0.34	1.15	to	2.10	37.98	to	36.67
	2018	194,005	22.0555	to	25.3373	4,079,658	0.33	1.15	to	2.10	(0.59)	to	(1.54)
	2017	227,680	22.1854	to	25.7336	4,812,019	0.42	1.15	to	2.10	26.63	to	25.43
	2016	265,296	17.5194	to	20.5167	4,438,897	0.37	1.15	to	2.10	4.62	to	3.62
MB8
	2020	399,198	48.0883	to	38.4858	16,443,783	0.85	1.15	to	2.30	1.06	to	(0.11)
	2019	417,701	47.5859	to	38.5292	17,151,573	0.72	1.15	to	2.30	25.32	to	23.88
	2018	479,741	37.9715	to	31.1030	15,743,834	0.80	1.15	to	2.30	(6.20)	to	(7.29)
	2017	576,836	40.4831	to	33.5494	20,284,049	0.87	1.15	to	2.30	13.65	to	12.34
	2016	641,138	35.6210	to	27.3185	19,919,952	1.21	1.15	to	2.35	19.53	to	16.47
MF6
	2020	289,933	54.9111	to	31.1405	11,937,752	4.73	1.15	to	2.30	0.33	to	(0.84)
	2019	301,980	54.7326	to	31.4057	12,502,760	3.62	1.15	to	2.30	25.43	to	23.97
	2018	340,913	43.6360	to	25.3328	11,290,606	4.01	1.15	to	2.30	(4.14)	to	(5.26)
	2017	395,373	45.5214	to	26.7402	13,736,005	4.10	1.15	to	2.30	12.05	to	10.74
	2016	450,566	40.6278	to	20.0201	14,067,313	2.59	1.15	to	2.35	6.71	to	1.96

DELAWARE LIFE VARIABLE ACCOUNT F - FUTURITY
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MG3
	2020	891,391	$26.4556	to	$22.7792	$22,426,346	1.23%	1.15%	to	2.30%	2.67%	to	1.49%
	2019	965,257	25.7671	to	22.4459	23,746,469	1.27	1.15	to	2.30	29.61	to	28.12
	2018	1,156,701	19.8799	to	17.5194	22,033,453	0.86	1.15	to	2.30	(12.47)	to	(13.49)
	2017	1,321,399	22.7126	to	20.1497	28,862,278	1.24	1.15	to	2.35	12.37	to	11.02
	2016	1,432,211	20.2118	to	17.9074	27,929,875	0.87	1.15	to	2.35	14.64	to	11.75
PK8
	2020	356,522	37.7024	to	29.3144	12,404,399	4.56	1.15	to	2.30	5.49	to	4.26
	2019	373,747	35.7416	to	28.1177	12,382,271	4.42	1.15	to	2.30	13.49	to	12.17
	2018	402,988	31.4931	to	25.0668	11,777,882	4.13	1.15	to	2.30	(5.82)	to	(6.93)
	2017	448,732	33.4409	to	26.9321	13,970,352	5.07	1.15	to	2.30	8.65	to	7.38
	2016	503,986	30.7796	to	18.0078	14,486,731	5.25	1.15	to	2.35	12.06	to	8.47
P06
	2020	257,143	18.8348	to	16.3562	4,525,863	1.42	1.15	to	2.10	10.44	to	9.38
	2019	275,610	17.0539	to	14.9542	4,412,030	1.67	1.15	to	2.10	7.21	to	6.18
	2018	298,910	15.9068	to	14.0841	4,480,452	2.47	1.15	to	2.10	(3.32)	to	(4.26)
	2017	352,188	16.4536	to	14.7109	5,491,928	2.38	1.15	to	2.10	2.48	to	1.49
	2016	366,956	16.0553	to	14.4945	5,592,216	2.26	1.15	to	2.10	4.00	to	2.99
P07
	2020	1,429,861	20.1780	to	16.6075	26,820,334	2.13	1.15	to	2.30	7.42	to	6.17
	2019	1,541,674	18.7840	to	15.6425	27,006,343	3.01	1.15	to	2.30	7.14	to	5.89
	2018	1,655,053	17.5327	to	14.7722	27,144,601	2.53	1.15	to	2.30	(1.67)	to	(2.82)
	2017	1,979,209	17.8301	to	14.0829	33,097,381	2.02	1.15	to	2.35	3.73	to	2.47
	2016	2,108,887	17.1892	to	13.6963	34,163,425	2.08	1.15	to	2.35	1.52	to	(0.07)
R03
	2020	33,536	45.2084	to	78.6624	1,543,565	0.31	1.15	to	2.10	43.29	to	41.92
	2019	41,843	31.5499	to	55.4260	1,357,511	0.11	1.15	to	2.10	35.29	to	34.00
	2018	56,955	23.3202	to	41.3627	1,316,365	—	1.15	to	2.10	(2.94)	to	(3.87)
	2017	55,464	24.0272	to	43.0297	1,323,462	—	1.15	to	2.10	29.62	to	28.38
	2016	58,225	18.5368	to	33.5162	1,072,357	—	1.15	to	2.10	4.76	to	3.76
R02
	2020	19,769	31.8900	to	48.7113	644,205	0.86	1.15	to	2.10	18.65	to	17.51
	2019	23,230	26.8778	to	41.4518	632,667	1.09	1.15	to	2.10	43.38	to	42.01
	2018	33,761	18.7463	to	29.1894	621,668	0.18	1.15	to	2.10	(11.36)	to	(12.21)
	2017	34,834	21.1481	to	33.2486	720,546	0.05	1.15	to	2.10	30.27	to	29.03
	2016	34,992	16.2339	to	25.7679	559,223	—	1.15	to	2.10	14.39	to	13.29

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the contract expenses of the Sub -Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

4 These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

5 Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) merged into Sub-Account O00 on April 30, 2020.

6 Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27) merged into Sub-Account MD8 on July 31, 2019.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2020 and 2019 and for the Years

Ended December 31, 2020, 2019 and 2018

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on

U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2020 AND 2019 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2020	2019
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$12,808,660	$10,918,153
Preferred stocks	939,125	769,767
Common stocks	881,233	779,463
Mortgage loans on real estate	456,382	606,383
Cash, cash equivalents and short-term investments	1,401,303	1,480,742
Contract loans	392,136	400,939
Derivatives	702,736	335,701
Other invested assets	908,261	878,847
Mortgage escrow funds	1,616	2,827
Receivables for securities	163,473	36,500
Investment income due and accrued	237,294	153,301
Amounts recoverable from reinsurers	12,748	9,549
Other amounts receivable under reinsurance contracts	21,994	4,049
Current federal and foreign income tax recoverable	45,609	49,947
Net deferred tax asset	31,997	79,469
Electronic data processing equipment and software	101	469
Receivables from parent, subsidiaries and affiliates	2,410	103,360
Reinsurance deposit asset	395,678	371,013
Other assets	19,623	17,793

Total general account assets	19,422,379	16,998,272
SEPARATE ACCOUNT ASSETS	22,324,504	20,832,308

TOTAL ADMITTED ASSETS	$41,746,883	$37,830,580

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2020 AND 2019 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2020	2019
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$15,188,297	$13,486,913
Aggregate reserve for accident and health contracts	337	679
Liability for deposit-type contracts	941,896	671,845
Contract claims	38,501	33,937
Other amounts payable on reinsurance	36,149	16,698
Interest maintenance reserve	31,109	39,563
Commissions to agents due or accrued	24,595	20,383
General expenses due or accrued	30,591	18,677
Transfers from Separate Accounts due or accrued (net)	(85,448)	(233,009)
Remittances and items not allocated	27,116	17,405
Asset valuation reserve	290,667	250,890
Payable for securities	354,741	191,881
Payable to parent and affiliates	21,352	15,095
Reinsurance in unauthorized and certified companies	649	585
Funds held under reinsurance treaties with unauthorized and certified reinsurers	262,997	245,590
Funds held under coinsurance	398,782	371,889
Derivatives	238,061	117,942
Other liabilities	23,443	147,998

Total general account liabilities	17,823,835	15,414,961
SEPARATE ACCOUNT LIABILITIES	22,324,502	20,832,306

Total liabilities	40,148,337	36,247,267
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	557,500	565,000
Gross paid in and contributed surplus	777,939	770,439
Unassigned funds	256,670	241,437

Total surplus	1,592,109	1,576,876

Total capital stock and surplus	1,598,546	1,583,313

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$41,746,883	$37,830,580

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
INCOME:
Premiums and annuity considerations	$2,668,116	$2,412,284	$(10,314,071)
Considerations for supplementary contracts with life contingencies	29,823	42,186	41,368
Net investment income	439,413	426,912	719,167
Amortization of interest maintenance reserve	6,154	9,296	12,414
Commissions and expense allowances on reinsurance ceded	108,465	113,811	243,365
Reserve adjustments on reinsurance ceded	(1,298,243)	(1,652,188)	10,705,103
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	337,386	346,576	375,076
Change in cash value of company owned life insurance	—	—	3,513
Investment (expense) income on reinsurance deposit asset	(159,574)	(116,980)	19,592
Reinsurance experience refund	119,915	120,973	129,967
Other income	59,147	54,015	57,899

Total Income	2,310,602	1,756,885	1,993,393
BENEFITS AND EXPENSES:
Death benefits	118,761	97,356	123,612
Annuity benefits	285,426	315,500	267,802
Health benefits	867	666	—
Surrender benefits and withdrawals for life contracts	1,116,537	1,275,361	1,009,649
Interest and adjustments on contract or deposit-type contract funds	(6,582)	8,163	22,140
Payments on supplementary contracts with life contingencies	45,475	44,396	41,136
Increase in aggregate reserves for life and accident and health contracts	1,697,602	1,318,634	2,081,112

Total Benefits	3,258,086	3,060,076	3,545,451
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	198,030	186,775	152,103
Commissions and expense allowances on reinsurance assumed	117	119	123
General insurance expenses	201,758	223,389	219,357
Insurance taxes, licenses and fees, excluding federal income taxes	5,077	5,466	5,103
Net transfers from Separate Accounts net of reinsurance	(1,130,355)	(1,613,693)	(2,270,518)
Investment (income) expense on funds held	(427,684)	(349,816)	135,750
Other (benefits) deductions	(105)	(25)	222

Total Benefits and Expenses	2,104,924	1,512,291	1,787,591
Net income from operations before federal income tax benefit and net realized capital gains (losses)	205,678	244,594	205,802
Federal income tax benefit, excluding tax on capital gains (losses)	(11,980)	(21,279)	(3,553)

Net income from operations after federal income taxes and before net realized capital gains	217,658	265,873	209,355
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	2,892	4,540	(10,566)

NET INCOME	$220,550	$270,413	$198,789

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,583,313	$1,555,285	$1,463,390
Net income	220,550	270,413	198,789
Change in net unrealized capital gains (losses), net of deferred income tax	250,146	345,580	(105,877)
Change in net unrealized foreign exchange capital gains (losses)	(14,693)	10,982	(3,123)
Change in net deferred income tax	(55,015)	(56,342)	27,017
Change in nonadmitted assets	(1,091)	(37,743)	(16,961)
Change in liability for reinsurance in unauthorized and certified companies	(64)	(585)	—
Change in reserve on account of change in valuation basis	(3,440)	—	—
Change in asset valuation reserve	(39,777)	(179,216)	22,080
Change in surplus notes	(7,500)	—	—
Surplus paid in	7,500	116,741	—
Dividends to stockholder	(65,000)	(200,000)	(157,384)
Investment (expense) income on funds held - unrealized	(276,383)	(241,802)	127,354

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,598,546	$1,583,313	$1,555,285

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,834,692	$2,610,423	$2,735,182
Net investment income	821,102	745,774	593,150
Miscellaneous income	398,273	402,030	433,475

Total receipts	4,054,067	3,758,227	3,761,807
Benefits and loss related payments	(2,765,571)	(3,301,972)	(3,146,388)
Net transfers from Separate Accounts	1,277,916	1,570,877	2,083,619
Commissions, expenses paid and aggregate write-ins for deductions	(398,428)	(462,727)	(377,617)
Federal and foreign income taxes recovered (paid)	16,131	(15,165)	33,867

Total payments	(1,869,952)	(2,208,987)	(1,406,519)

Net cash from operations	2,184,115	1,549,240	2,355,288

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	4,376,490	6,370,188	3,963,764
Stocks	20,830	84,610	151,520
Mortgage loans	217,263	244,684	80,758
Other Invested Assets	65,644	78,173	60,752
Net gains or (losses) on cash, cash equivalents and short-term investments	8	—	1,079
Miscellaneous proceeds	35,887	94,743	51,913

Total investment proceeds	4,716,122	6,872,398	4,309,786
Cost of investments acquired (long-term only):
Bonds	(6,153,104)	(6,726,353)	(6,155,024)
Stocks	(284,871)	(460,624)	(349,366)
Mortgage loans	(156,028)	(247,625)	(131,649)
Other Invested Assets	(122,239)	(287,682)	(10,965)
Miscellaneous applications	(611,706)	(258,454)	(36,335)

Total investments acquired	(7,327,948)	(7,980,738)	(6,683,339)
Net decrease in contract loans and premium notes	8,853	4,652	23,436

Net cash from investments	(2,602,973)	(1,103,688)	(2,350,117)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Surplus notes	(7,500)	—	—
Capital and paid in surplus	107,500	—	—
Net deposits on deposit-type contracts and other liabilities	270,051	195,974	11,471
Dividends to stockholders	(65,000)	(200,000)	(157,384)
Other cash provided	34,368	56,794	17,133

Net cash from financing and miscellaneous sources	339,419	52,768	(128,780)

Net change in cash, cash equivalents and short-term investments	(79,439)	498,320	(123,609)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,480,742	982,422	1,106,031

End of year	$1,401,303	$1,480,742	$982,422

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2020	2019	2018
Exchanges of bonds	$428,153	$346,653	$342,445
Exchanges of stocks	—	20,000	—
Capital Contribution—interest in limited partnership	—	16,741	—
Modified coinsurance reserve adjustment—net (including premium, miscellaneous income and benefits)	1,298,243	1,652,188	10,705,103
Exchange of PPVUL policies for funding agreements	—	—	255,773
Transfer of other invested assets to preferred stocks	—	—	255,000
Transfer of bonds to preferred stocks	—	—	14,344
Transfer preferred stocks to bonds	—	—	18,620
Transfer of bonds to common stocks	4,927	—	—
Transfer of mortgage loans to bonds	92,572	—	—
Exchange of policy loans for bonds	—	—	166,220
Transfer of non-insulated separate account bonds to general account	—	11,652	99,864
Transfer of non-insulated separate account mortgages to general account	—	50,819	—
Capital contributions of options to subsidiary	—	176,418	—
Surplus note transfer from bonds to other invested assets	—	6,423	—
DLRC dividend received—invested assets and related accrued interest transferred	—	2,333	—
DLRC return of capital—invested assets and related accrued interest transferred	—	24,618	—
Lackawanna dividend received—invested assets	19,999	—	—
Capital Contribution—SSAP 72	—	100,000	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and DLNY includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value, adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves.    Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLCs. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity (“FIA”) contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

PHARMACEUTICAL REBATE RECEIVABLES

Receivables for pharmacy rebates are estimated from information provided by the Company’s pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager.    Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebates receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for Medicare Advantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 15 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare & Medicaid Services (“CMS”) to provide Medicare Advantage products. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

The Company did not have any new accounting pronouncement changes during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in 2019, net of tax, had no net impact on surplus. The Company did not have any corrections of errors during 2020 or 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity	Type of Subsidiary	2020	2019
DLNY	Insurance	$450,340	$398,539
Lackawanna Casualty Company	Insurance	173,459	186,890
DL Reinsurance Company (“DLRC”)	Insurance	3,459	3,371
Delaware Life Reinsurance (U.S.) Corp.	Insurance	18,000	21,342
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$646,712	$611,596

On April 1, 2019, the Company acquired Lackawanna Casualty Company (“LCC”), a Pennsylvania domiciled worker’s compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company (“LAIC”) and Lackawanna National Insurance Company (“LNIC”), for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. At December 31, 2020 and 2019, the admitted amount of unamortized goodwill was $50.5 million and $56.6 million, respectively. The Company contributed $0.5 million and $2.5 million of additional capital to LCC in 2020 and 2019, respectively. In November 2020, LCC paid the Company a $20.0 million extraordinary dividend, consisting primarily of bonds.

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2020 and 2019, the admitted amount was $1.5 million. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In September 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”), an affiliate and formerly a wholly-owned subsidiary, distributed $15.0 million of capital back to the Company. On December 28, 2018, DLIH 2015-1 amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received 255,000 Series A Preferred Units (non-voting interests) with a value of $255.0 million in exchange for the equity of DLIH 2015-1 that was held by the Company prior to the restructuring. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million in 2018. On December 31, 2020 and 2019, the Company received $15.6 million and $15.8 million, respectively, of preferred dividends from DLIH 2015-1.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Investments in Affiliates – Other Invested Assets

The Company also owns controlling membership interests in the following limited liability companies: DL Private Placement Investment Company I, LLC; Ellendale Insurance Agency, LLC (“Ellendale”); Delaware Life 1099 Reporting Company, LLC; DLIH 2016-1; DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”); IDF IX, LLC; DL Service Holdings, LLC; Clear Spring PC Holdings, LLC (“CSPCH”), and Clear Spring Health Holdings, LLC (“CSHH”). The values of certain of these limited liability companies without audited financial statements totaling $30.9 million and $32.1 million were non-admitted as of December 31, 2020 and December 31, 2019, respectively.

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016-1, initiated a hedging program arrangement related to the Company’s FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016-1 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. During 2019, on behalf of DLIH 2016-1, the Company began purchasing and immediately transferring new FIA equity options to DLIH 2016-1 on an ongoing basis. $35.7 million and $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016-1 during 2020 and 2019, respectively. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2020 and 2019 belong to DLIH 2016-1. Additionally, DLIH 2016-1 began purchasing equity futures in 2019 as part of the FIA hedging program.

During 2020, the Company made several capital contributions totaling $8.0 million to DLIH 2016-2 in connection with an investment program utilizing a Société Générale credit facility (the “SG Facility”).

The Company purchased 200 units of its subsidiary, CSPCH, from the third party minority interest holder in December 2020 for $12.2 million, representing an additional 20% ownership. CSPCH holds the downstream investment in Clear Spring Property and Casualty Company (“CSP&C”) and, as a result of the 2020 purchase, CSPCH and CSP&C became wholly-owned subsidiaries of the Company and the Company recorded $6.0 million of goodwill in addition to the goodwill associated with the original acquisition of an 80% ownership interest in CSPCH in 2017. At December 31, 2020 and 2019, $8.9 million and $2.7 million of unamortized goodwill related to the purchases were reflected in the Company’s carrying value of CSPCH, respectively.

During 2020, 2019 and 2018, the Company contributed $44.7 million, $87.2 million, and $8.5 million, respectively, to its subsidiary health holding company, CSHH, on various dates, and in March 2020, CSHH returned $2.0 million of capital to the Company. During 2019 and 2018, $16.5 million and $3.5 million of the contributions, respectively, were used by CSHH to purchase or form subsidiary health insurer/health maintenance organizations. The difference between the cost of these downstream entities acquired by CSHH and their statutory book values at the dates of purchase resulted in goodwill. At December 31, 2020 and 2019, $18.5 million and $20.6 million of unamortized goodwill was reflected in the Company’s carrying value of CSHH.

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying values. The carrying values of CSPCH and CSHH were $36.9 million and $79.5 million, respectively, at December 31, 2020, and $36.0 million and $66.1 million, respectively, at December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Clear Spring Health Insurance Company (“CSHIC”), a subsidiary of CSHH, has adopted an accounting practice related to nonadmitted pharmacy rebate receivables that differs from the NAIC statutory accounting practices and procedures. As permitted by the Commissioner of Insurance of the State of Arizona, CSHIC will admit an otherwise nonadmitted pharmacy rebate receivable if the total of pharmaceutical rebates received through the date that the financial statements were issued exceeds the otherwise nonadmitted amount as of December 31, 2020. The monetary effect on net income and surplus of CSHIC, and in turn, the Company’s investment in CSHH, as a result of CSHIC using the permitted practice was an increase of $9.3 million.

The Texas Department of Insurance approved a permitted accounting practice relating to CSP&C’s legacy business which is 100% reinsured to affiliated and non-affiliated reinsurers. The permitted practice allows CSP&C to exclude this fully-reinsured block of business from its financial statements effective January 1, 2019. There was no net income or surplus impact to CSP&C or the Company because the business was previously 100% reinsured.

Dividends/Distributions

During 2020, 2019 and 2018, the Company recognized the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
March 17, 2020	CSHH	$2,000	Return of capital	Cash
November 20, 2020	LCC	$20,000	Extraordinary dividend	Invested assets and cash
December 31, 2020	DLIH 2016-1	$40,000	Distribution	Accrual*
May 3, 2019	DLIH 2016-1	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016-1	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016-1	$7,000	Distribution	Accrual*
October 3, 2018	DLRC	$2,878	Ordinary dividend	Cash
December 10, 2018	Ellendale	$20,000	Distribution	Cash
December 18, 2018	DLNY	$20,312	Ordinary dividend	Cash

*	Receivable reflected in Investment Income Due and Accrued as of December 31, 2020 and 2019, respectively.

Reinsurance-Related Agreements

During 2018, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company ceded certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company ceded a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset. The Company made changes in the hedging strategy during 2018 and certain hedges were excluded from or added to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the treaty. The recapture decreased both the reinsurance deposit asset and funds held under coinsurance associated with the FIA treaty by $724.4 million but had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties. Ceded realized gains and losses are reported in “Net realized capital gains (losses)”. “Investment income (expense) on funds held – unrealized” represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)	Treaty Impacts
	2020	2019	2018
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset	$(159,574)	$(116,980)	$19,592

Total Revenue	(159,574)	(116,980)	19,592
Investment (Income) Expense on Funds Held	(437,107)	(358,699)	123,723

Total Policyholder Benefits and Expenses	(437,107)	(358,699)	123,723
Net Realized Capital (Losses) Gains	(1,151)	83	(23,223)

Net income (loss)	276,382	241,802	(127,354)

Statements of Changes in Capital Stock and Surplus
Investment (Expense) Income on Funds Held—Unrealized	(276,382)	(241,802)	127,354

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $395.7 million and $371.0 million at December 31, 2020 and 2019, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Debt and Surplus Note Transactions

In January 2020, DLNY entered into a $50.0 million demand promissory note (the “DLNY Note”), with the Company. The DLNY Note superseded the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old Note”). DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the DLNY Note. No amounts were outstanding under the DLNY Note or the Old Note as of December 31, 2020 and 2019.

In November 2020, R.V.I. Guaranty Co., Ltd (“RVI”), an affiliate, entered into a $20.0 million revolving loan note (the “RVI Note”) with the Company. Borrowings bear interest at LIBOR + 150 basis points. There were no amounts outstanding under the RVI Note as of December 31, 2020.

In May 2020, the Company loaned CSHIC $20 million under a demand promissory note which was repaid to the Company plus $520 thousand of interest in September 2020.

In April 2020, DLIH 2016-1 borrowed $4.0 million from the Company under a demand promissory note for and repaid the balance plus $1.7 thousand of interest to the Company within the same month.

On December 31, 2020, with approval by the Department, the Company made a one-time payment of $7.5 million to Guggenheim Life and Annuity Company (“GLAC”), a related party, to pay down the principal amount and accrued interest due on a $7.5 million surplus note issued by the Company and owned by GLAC with an original maturity date of December 15, 2032. The Company received a $7.5 million capital contribution from the Parent on December 30, 2020, which was used together with $25.4 thousand to pay GLAC both the principal and interest due as of December 31, 2020.

At December 31, 2020, Group 1001, LLC, a related party, owned $167.3 million of surplus notes issued by the Company.

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2020, 2019 and 2018:

The Company participates in the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code (the “IRC”) and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the IRC. The plan name change was effective January 1, 2019 when the sponsor was changed to Group 1001 Resources, LLC (“GOTO Resources”) from the Company. Expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.3 million, $2.2 million, and $2.3 million, respectively, for the years ended December 31, 2020, 2019 and 2018.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $4.8 million, $7.8 million, and $9.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company terminated an administrative services agreement with Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, in the fourth quarter of 2020. Prior to terminating the agreement, the Company performed various administrative services on behalf of DLIAC, which was sold to a third party on November 30, 2020. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.4 million, and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.3 million, and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for each of the years ended December 31, 2020, 2019 and 2018, respectively.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement amounted to approximately $0.7 million, $0.6 million, and $0.6 million for the years ended December 31, 2020, 2019 and 2018, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies as described in Note 15.

The Company has an administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Eon Health Plan, LLC (“EHP”), pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a facilities use agreement between the Company and GOTO Resources dated January 1, 2019, pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the years ended December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has a services and resource sharing agreement between the Company and GOTO Resources, dated January 1, 2019, pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $84.1 million and $85.4 million for the years ended December 31, 2020 and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC (“CSHMS”), dated January 1, 2019, pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Expenses incurred under this agreement amounted to approximately $1.0 million and $4.3 million for the years ended December 31, 2020 and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and CSHMS, dated January 1, 2019, pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2020 and 2019.

The Company has an administrative services agreement between the Company and Delaware Life Marketing, LLC (“DLM”), dated January 1, 2019, pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company’s annuity products and related activities. No amounts were allocated under this agreement for the years ended December 31, 2020 and 2019.

The Company has an amended and restated master agency agreement between the Company and DLM, dated January 1, 2019, pursuant to which DLM provides certain distribution and agent management services to the Company. Service fees incurred under this agreement amounted to approximately $14.9 million and $11.8 million, and trail commissions incurred were $49.5 million and $21.6 million for the years ended December 31, 2020 and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and LCC, LNIC, and LAIC, dated January 1, 2020, under which the Company provides services and makes resources available upon request to LCC, LNIC, and LAIC. No amounts were allocated under the agreement for the year ended December 31, 2020.

The Company is party to a paymaster agreement between and among the Company, DLM, GOTO Resources, and Clarendon, dated January 1, 2019, that enables the Company, on behalf of Clarendon, to provide GOTO Resources, in its role as payroll employer of DLM, with certain amounts to be paid to DLM in connection with their activities as registered persons of Clarendon. No amounts were allocated under the agreement for the year ended December 31, 2020.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC (“GC”) or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $7.1 million, $7.8 million, and $5.8 million for the years ended December 31, 2020, 2019 and 2018, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Prior to 2019, the Company had an investment services agreement with GPIM, pursuant to which GPIM provided services to the Company with respect to certain general account assets that GPIM did not manage for the Company. Expenses incurred under this agreement during 2018 amounted to approximately $2.2 million.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt servicing payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2020, 2019 and 2018 were $83.1 thousand, $36.8 thousand and $3.8 thousand, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $50.0 million, $57.1 million, and $65.5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $0.1 million for each of the years ended December 31, 2020 and 2019. The Company did not incur expenses under this agreement for the year ended December 31, 2018.

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a middle office services agreement between the Company and GIS dated July 23, 2018, under which GIS provides certain middle office services in furtherance of conducting the Company’s business and the business of its affiliates with which Company has investment-related services agreements.

The Company has a cost and liability allocation agreement among the Company, GIS, and GLAC dated July 23, 2018. This agreement is related to fees, charges, and expenses incurred by the Company under an Aladdin Services Agreement entered into between the Company and BlackRock Financial Management, Inc. (“BlackRock”) under which Blackrock implements and provides its proprietary Aladdin trading, portfolio management and risk reporting system.

The Company had $2.4 million and $103.4 million due from affiliates, $21.4 and $15.1 due to affiliates, and $1.7 million and $1.9 million included in general expenses due or accrued to other related parties as of December 31, 2020 and 2019, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The 2019 $103.4 million amount due from affiliates includes a $100.0 million capital contribution receivable from its Parent.

Other

As of and for the years ended December 31, 2020, 2019 and 2018, the Company had other investment activity with affiliates and affiliated holdings as follows:

In April 2020, the Company purchased $119.9 million of unaffiliated bonds from Barbco at market value. Barbco held the bonds at amortized cost of $110.4 million prior to the sale and recognized a $7.3 million gain on the transaction.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

During 2020, $200.0 million of short-term investments issued by Armstrong STF IV, LLC (“Armstrong”) and Wright STF III, LLC (“Wright”) held by the Company at December 31, 2019, matured. The Company also acquired $90 million new short-term investments from Wright in 2020, $25 million of which was repaid during the year. The Company recorded $12.8 million of investment income in 2020 related to these investments and the average yield was 6.37%.

During 2019, the Company acquired a $202.5 million short-term investment from an affiliate, WPH Holdings II Parent, LLC (“WPH”). Both this investment and a $171.0 million short-term investment from WPH held at December 31, 2018 matured or were repaid resulting in no gain. The Company recorded $23.3 million of investment income related to these investments in 2019, and the average yield was 8.0%. The Company acquired short-term investments from Armstrong and Wright during 2019 totaling $100.0 million each which were held at December 31, 2019. The Company recorded $0.6 million of investment income on these investments in 2019 and the average yield was 5.70%.

In 2018, the Company purchased $256.0 million short-term investments from WPH, and disposed of $85.0 million of these investments, resulting in no gain. $10.0 million of the $85.0 million disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. The Company earned $13.8 million on this investment in 2018 and the average yield was 8.0%. The Company held other affiliated short-term investments purchased in 2017 from Armstrong and Wright as well as Marcy STF I, LLC and DLM (formerly Redfield STF II, LLC) that matured in 2018 resulting in no gain. The Company recorded $9.1 million of investment income on these investments and the average yield was 7.4%.

In 2020, the Company acquired $146.6 million of bonds from affiliates, including the bonds received from LCC noted above, and received proceeds of $44.7 million from sales of bonds to affiliates that resulted in immaterial gains. The Company also received $57.2 million of proceeds from sales of other invested assets to DLIH 2016-2 from which the Company deferred a realized gain of $1.9 million.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from the DLRC capital transactions noted above, and received proceeds of $71.1 million from sales of short-term and long-term bonds to affiliates. Immaterial gains were recognized on these transactions.

During 2018, the Company received proceeds of $2.5 million from sales of bonds to affiliates. Gains recognized on the transactions in 2018 were immaterial.

The following table summarizes the Company’s investments in affiliates (excluding investments in subsidiaries) at December 31, 2020 and 2019:

	December 31,
(In Thousands)	2020	2019
Short-Term Investments	$65,000	$200,000
Bonds	67,000	67,000
Preferred Stocks	255,000	255,000
Commercial Mortgage Loans	8,831	8,831

Total	$395,831	$530,831

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

As of and for the years ended December 31, 2020, 2019 and 2018, the Company had investment activity with parties related to or managed by GC and related holdings as follows:

The Company purchased $1.7 million, $17.2 million, and $7.7 million of bonds and received proceeds of $3.9 million, $5.0 million, and $721.4 million from bond sales from parties related to or managed by GC in 2020, 2019 and 2018, respectively. No material gains and losses were recognized by the Company on these transactions in 2020 or 2019, but $13.3 million of gains were recognized in 2018.

The following table summarizes the Company’s investments in parties related to or managed by GC at December 31, 2020 and 2019:

	December 31,
(In Thousands)	2020	2019
Bonds	$873,181	$879,267
Common Stocks	31,736	44,333
Other Invested Assets	—	22,580

Total	$904,917	$946,180

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2020 and December 31, 2019 was approximately $179.7 million, and $193.0 million, respectively. At December 31, 2020 and 2019, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.6 million and $6.3 million at December 31, 2020 and 2019, respectively. There was no liability accrued for this guaranty at December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million. There was no liability accrued for this guaranty at December 31, 2020 and 2019.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires in February 2026. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $2.4 million as of December 31, 2020.

Pursuant to a Letter of Credit Facility Agreement (“LCFA”) between the Company and CSP&C, the Company was issued an irrevocable letter of credit (“LOC”) effective September 30, 2019 by the Federal Home Loan Bank of Indianapolis (the “FHLB”) on behalf of an unrelated party. The LOC had an initial maximum credit amount of $12.0 million that had been reduced to $8.0 million as of December 31, 2020. CSP&C is not a party to the LOC, but in accordance with the LCFA, is unconditionally responsible to reimburse the Company if the beneficiary draws on the LOC, and is required to pay the Company a facility fee. As of December 31, 2020 and 2019 there were no draws on the LOC.

In July 2020, the Company authorized its wholly-owned subsidiary, DLIH 2016-2, to enter into the SG Facility with a maximum borrowing amount of $150.0 million as part of its investment program. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2020, DLIH 2016-2 has withdrawn $64.7 million from the SG Facility.

During 2020 a syndicated credit facility arranged by BMO Capital Markets Corp. and consisting of three bank lenders (the “BMO Facility”) was provided to CSHH and its wholly-owned subsidiary, CSHIC, with a maximum borrowing of $65.0 million and a one year term. Pursuant to the BMO Facility and a related separate fee certain letter, the Company guarantees all principal and interest obligations of CSHH and CSHIC, and is subject to certain covenants related to risk based capital and surplus. As of December 31, 2020, CSHIC borrowings under the facility were $61.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2020
	Statement	Gross Unrealized	Gross Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$392,584	$9,044	$(437)	$401,191
All Other Governments	11,070	947	(78)	11,939
U.S. States, Territories and Possessions (Direct and Guaranteed)	9,687	701	(1)	10,387
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	992,830	80,971	(8,364)	1,065,437
Industrial and Miscellaneous (Unaffiliated)	11,112,860	429,773	(143,064)	11,399,569
Hybrid Securities	220,819	20,433	(1,640)	239,612
Bond—Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	110	(19)	1,901

Total Bonds	$12,808,660	$541,979	$(153,603)	$13,197,036

Preferred Stocks	$939,125	$9,663	$(146)	$948,642

	December 31, 2019
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$525,871	$999	$(77)	$526,793
All Other Governments	11,434	505	(46)	11,893
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,581	105	(15)	4,671
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	679,789	17,299	(1,886)	695,202
Industrial and Miscellaneous (Unaffiliated)	9,456,225	189,308	(81,190)	9,564,343
Hybrid Securities	171,443	11,366	(516)	182,293
Bond—Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	39	(20)	1,829

Total Bonds	$10,918,153	$219,621	$(83,750)	$11,054,024

Preferred Stocks	$769,767	$5,487	$(350)	$774,904

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2020
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$575,047	$577,219
Due after one year through five years	2,062,052	2,108,304
Due after five years through ten years	3,276,945	3,401,189
Due after ten years	2,895,625	3,113,045
SVO Identified Exchange Traded Funds	1,810	1,901

Total before asset and mortgage-backed securities	8,811,479	9,201,658

Asset and mortgage-backed securities	3,997,181	3,995,378

Total	$12,808,660	$13,197,036

Proceeds from sales and maturities of investments in bonds and preferred stock during 2020, 2019 and 2018, were $4.8 billion, $6.7 billion, and $4.4 billion, including non-cash transactions of $433.1 million, $366.7 million, and $375.4 million, respectively; gross gains were $52.6 million, $66.4 million, and $41.4 million respectively; and gross losses were $44.6 million, $34.8 million, and $77.2 million, respectively.

Bonds with a statement value of approximately $5.2 million for the years ended December 31, 2020 and 2019 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 96.6% and 96.7% of the Company’s total bonds as of December 31, 2020, and 2019, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2020, 2019 and 2018 on LBSS held as of December 31, 2020, 2019 and 2018, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.    In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2020, 2019 and 2018, the Company incurred write-downs of bonds totaling $2.3 million, $0, and $5.8 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2020 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$11,821	$(437)		$—	$—	5	$11,821	$(437)
All Other Governments		—	—	1	3,056	(78)	1	3,056	(78)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	99	(1)		—	—	1	99	(1)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	202,434	(8,346)	3	8,470	(18)	48	210,904	(8,364)
Industrial and Miscellaneous (Unaffiliated)	190	1,460,857	(37,916)	100	1,451,733	(105,148)	290	2,912,590	(143,064)
Hybrid Securities	4	2,824	(23)	3	7,251	(1,617)	7	10,075	(1,640)
SVO Identified Exchange Traded Funds		—	—	1	821	(19)	1	821	(19)

Total Bonds	245	$1,678,035	$(46,723)	108	$1,471,331	$(106,880)	353	$3,149,366	$(153,603)

Preferred Stocks	2	$136,812	$(146)	—	$—	$—	2	$136,812	$(146)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2019 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds: U.S. Governments	3	$405,016	$(77)	—	$—	$—	3	$405,016	$(77)
All Other Governments	1	102	(1)	1	4,218	(45)	2	4,320	(46)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,985	(15)	—	—	—	2	2,985	(15)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	29	220,710	(1,881)	3	389	(6)	32	221,099	(1,887)
Industrial and Miscellaneous (Unaffiliated)	111	1,399,329	(19,048)	86	971,377	(62,141)	197	2,370,706	(81,189)
Hybrid Securities	2	5,418	(313)	2	5,259	(203)	4	10,677	(516)
SVO Identified Exchange Traded Funds	—	—	—	1	827	(20)	1	827	(20)

Total Bonds	148	$2,033,560	$(21,335)	93	$982,070	$(62,415)	241	$3,015,630	$(83,750)

Preferred Stocks	3	$99,616	$(350)	—	$—	$—	3	$99,616	$(350)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $16.8 million as of December 31, 2020. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$16,837	$16,837	$17,180

	$16,837	$16,837	$17,180

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.0 million as of December 31, 2019. This amount represented less than one-tenth of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$952	$952	$1,003

	$952	$952	$1,003

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2020	12/31/2019
Preferred Stock	1	1	$255,000	$255,000	$255,000	$255,000

Total	1	1	$255,000	$255,000	$255,000	$255,000

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2020 and 2019 (in thousands):

	2020	2019
Alabama	$3,229	$3,143
Arizona	2,003	9,854
Arkansas	94	—
California	76,503	132,444
Colorado	15,937	16,515
Connecticut	10,925	10,925
Florida	2,794	21,016
Georgia	10,625	10,927
Idaho	—	963
Illinois	25,557	25,000
Kansas	7,480	8,050
Kentucky	1,563	1,652
Louisiana	410	400
Maryland	73	—
Massachusetts	5,037	5,684
Michigan	7,669	7,669
Missouri	398	493
New Jersey	3,424	3,690
New Mexico	3,556	3,849
New York	180,660	220,294
North Carolina	41,690	45,480
Nevada	—	15,610
Ohio	1,945	3,024
Oklahoma	162	—
Oregon	5,390	5,872
Pennsylvania	13,608	5,478
South Carolina	107	20,010
Tennessee	25,000	—
Texas	4,993	8,010
Utah	2,304	3,133
Virginia	1,230	1,731
Washington	317	2,947
Wisconsin	4,159	2,923
Great Britain	—	12,057
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$456,382	$606,383

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company originated 69 mortgage loans and made additional investments after acquisition with a total cost of $156.0 million during the year ended December 31, 2020 with rates ranging from 4.18% to 12.6%. 59 mortgage loans were originated or acquired and four additional investments were made after acquisition with a total cost of $299.5 million during the year ended December 31, 2019 with rates ranging from 4.59% to 7.18%, and nine mortgage loans with a total cost of $131.7 million were originated during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%. During the years ended December 31, 2020, 2019 and 2018, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and were no more than 95% of the property’s value at the time the original loan is made during 2020.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2020 and 2019. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2020 and 2019. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2020 and 2019, the Company individually and collectively evaluated loans with a gross carrying value of $456.4 million and $608.8 million, respectively.

As of December 31, 2020 and 2019, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2020 and 2019.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2020
Recorded Investment
Current	$—	$4,411	$—	$446,567	$7,864	$458,842
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$62,912	$—	$62,912
December 31, 2019
Recorded Investment
Current	$—	$—	$—	$608,843	$—	$608,843
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$20,107	$—	$20,107

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2020 or 2019 and the Company had no investments in impaired loans during 2020 or 2019.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2020 and 2019:

	2020	2019
(In Thousands)
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2020 or 2019.

The following table provides an aging of commercial mortgage loans as of December 31, 2020 and 2019, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2020	2019
Current	$458,842	$608,843
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$456,382	$606,383

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2020 and 2019:

		2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$167,749	$91,218	$54,925	$313,892
60%-69.99%	58,037	30,930	17,626	106,593
70%-79.99%	—	26,082	7,864	33,946
80% or greater	—	—	—	—

Total (*)	$225,786	$148,230	$80,415	$454,431

(*)	excludes residential mortgages in good standing

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$147,090	$197,269	$60,425	$404,784
60%-69.99%	33,050	11,569	37,700	82,319
70%-79.99%	1,265	95,262	25,213	121,740
80% or greater	—	—	—	—

Total	$181,405	$304,100	$123,338	$608,843

5.	REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	287	—	—	200,000
4. > 1 Week to 1 Month	38,322	12,604	—	200,000
5. > 1 Month to 3 Months	—	87,450	12,255	8,515
6. > 3 Months to 1 Year	362,396	87,450	84,081	306,942
7. > 1 Year	25,000	312,550	312,561	13,571
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	12,604	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	362,396	87,450	15,534	25,000
7. > 1 Year	25,000	312,550	309,466	—

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$424,957	$450,969	$366,848	$26,338
b. Ending Balance
1. BACV	XXX	XXX	XXX	$23,017
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$424,957	$450,969	$366,848	$26,338

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$23,017	$—	$—	$—	$—	$—	$—
Bonds - FV	—	26,338	—	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
PreferredStock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	23,017	—	—	—	—	—	—
Total Assets - FV	—	26,338	—	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	424,957	450,969	366,848	26,338
3. Nonadmitted	—	—	—	—
b. Ending Balance
1. Cash	—	—	—	—
2. Securities (FV)	424,957	450,969	366,848	26,338
3. Nonadmitted	—	—	—	—

(8)	Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	26,338	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	26,338	—	—	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	26,338

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	50,000	—	—	—
3. 2 Days to 1 Week	—	—	50,000	—
4. > 1 Week to 1 Month	54,068	3,463	51,012	67,000
5. > 1 Month to 3 Months	5,880	90,702	89,477	52,457
6. > 3 Months to 1 Year	960,540	950,540	739,683	964,683
7. > 1 Year	25,000	25,000	275,000	—
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	4,068	2,241	397	—
5. > 1 Month to 3 Months	—	—	2,457	—
6. > 3 Months to 1 Year	960,540	950,540	739,683	616,220
7. > 1 Year	25,000	25,000	275,000	—

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount	$1,150,873	$1,150,116	$1,215,806	$1,215,310
b. Ending Balance	$1,150,873	$1,130,389	$1,215,806	$810,050

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds - FV	$792,550	$17,500	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$792,550	$17,500	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Realized Gains (Losses):
Bonds	$5,748	$31,542	$(41,605)
Preferred Stocks	—	8	23
Common Stocks	368	3,530	566
Mortgage Loans	93	48	374
Cash, Cash Equivalents and Short-term Investments	8	—	—
Other Invested Assets	(591)	4,154	(54,476)
Derivative Instruments	(3,591)	88,153	16,576
Reinsurance Realized Gains (Losses)	(1,151)	83	(23,223)
Realized Capital Gains/(Losses)—other	—	(78,176)	—

Subtotal	884	49,342	(101,765)
Capital Gains Tax Expense	186	10,362	—

Net Realized Gains (Losses)	698	38,980	(101,765)
Losses (Gains) Transferred to IMR (Net of Taxes)	2,194	(34,440)	91,199

Total	$2,892	$4,540	$(10,566)

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
	2020	2019	2018
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$(270)	$(206)	$(48)
Common Stocks of Non-affiliates	(12,841)	(7,791)	(14,004)
Common Stocks of Affiliates	34,591	45,453	(2,143)
Preferred Stocks	—	(52)	97,934
Derivative Instruments	250,810	128,823	(91,420)
Other Hedging Investments	—	—	—
Other Invested Assets	(29,687)	59,628	(69,582)
Unrealized Capital Gains/(Losses)—Other	—	78,176	—

Subtotal	242,603	304,031	(79,263)
Deferred Capital Gains Tax	(7,543)	(41,549)	26,614

Total	$250,146	$345,580	$(105,877)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

In 2015, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7 million, respectively, for the year ended December 31, 2018. The public bond strategy was discontinued and no related transactions occurred during 2020 or 2019. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.3 million for the year ended December 31, 2018.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Bonds (Unaffiliated)	$612,739	$577,949	$426,102
Bonds (Affiliated)	4,342	2,634	—
Preferred Stocks (Unaffiliated)	52,621	46,447	21,777
Preferred stocks (Affiliated)	15,648	15,826	—
Common Stocks (Unaffiliated)	3,484	10,307	13,033
Common Stocks (Affiliated)	20,000	3,693	23,190
Mortgage Loans	38,579	40,928	36,349
Contract Loans	16,059	17,535	28,459
Cash, Cash Equivalents and Short-term Investments	75,112	72,290	65,998
Derivative Instruments	(435,148)	(348,490)	133,172
Other Invested Assets	81,750	58,573	43,933
Other Investment Income	37,602	3,726	—

Gross Investment Income	522,788	501,418	792,013

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(40,115)	(31,246)	(29,586)

Net Investment Income	$439,413	$426,912	$719,167

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2020, 2019 and 2018.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI) Sectors III Index, and the Deutsche Bank Momentum Asset Allocator (“MAA”) indices. During 2020, the Company added Barlays First Trust Capital Strength Barclays 5% Index (“FTCS) and RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair Value changes in the options embedded within the policy are recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2020 and 2019, the Company pledged $231.3 million and $150.9 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2020 and 2019, counterparties pledged to the Company $318.0 million and $234.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2020
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,006,092	$472,394	$—	$472,394
FX Forwards	97,913	(3,448)	—	(3,448)
Payor Swaptions	300,000	24	5,895	(5,871)

Total	$6,404,005	$468,970	$5,895	$463,075

		Outstanding at
		December 31, 2019
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$5,842,202	$219,118	$—	$219,118
Currency Swaps	9,459	892	—	892
FX Forwards	29,900	90	—	90
Payor Swaptions	800,000	55	7,890	(7,835)

Total	$6,681,561	$220,155	$7,890	$212,265

At December 31, 2020 and 2019, open futures contracts had a notional value of $1,954.7 million and $1,621.8 million and a fair value of ($4.3) million and ($2.4) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2020 or 2019.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $263.0 million and $245.6 million at December 31, 2020 and 2019, respectively.

The Company ceded certain risks during 2020 and 2019 to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company had agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts were reinsured on a monthly renewable term basis. All such treaties were recaptured in 2019.

In 2018, the Company entered into a coinsurance with funds withheld agreement with an unrelated reinsurer which provides reinsurance related to optional guaranteed lifetime withdrawal benefit riders under certain fixed indexed annuity polices.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2020, premiums ceded under the treaty were $136.8 million, and benefits ceded (including policy surrenders) were $1.2 billion. For the year ended December 31, 2019, premiums ceded under the treaty were $156.0 million, and benefits ceded (including policy surrenders) were $1.6 billion. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $1.9 billion.

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Premiums and Annuity Considerations:
Direct	$2,873,746	$2,616,422	$2,735,942
Ceded—Affiliated	(49,746)	(28,989)	(22,573)
Ceded—Non-affiliated	(155,884)	(175,149)	(13,027,440)

Net Premiums and Annuity Considerations	$2,668,116	$2,412,284	$(10,314,071)

Insurance and Other Individual Policy Benefits and Claims:
Direct	$842,456	$890,010	$862,511
Assumed—Non-affiliated	3,565	6,584	4,214
Ceded—Affiliated	(25,545)	(29,416)	(22,493)
Ceded—Non-affiliated	(369,948)	(409,260)	(411,682)

Net Policy Benefits and Claims	$450,528	$457,918	$432,550

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2020 and 2019, the Company had $8.7 million and $9.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million as of December 31, 2020 and 2019.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

The details for other changes in reserves for the year ended December 31, 2020 are as follows (in thousands):

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Total—increase (decrease)	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019 and 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$11,518,378	$249,805	$—	$11,768,183	78.760%
	b	At Book Value Less Current Surrender Charge of 5% or More	993,098	—	—	993,098	6.646%
	c	At Fair Value	—	—	740,293	740,293	4.955%

	d	Total with Adjustment or at Market Value	12,511,476	249,805	740,293	13,501,574	90.361%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,137,131	—	—	1,137,131	7.610%
2	Not Subject to Discretionary Withdrawal		267,330	—	35,873	303,203	2.029%

3	Total (Gross: Direct and Assumed)		13,915,937	249,805	776,166	14,941,908	100.000%
4	Reinsurance Ceded		101,829	—	—	101,829
5	Total (Net)		$13,814,108	$249,805	$776,166	$14,840,079

6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date.		$3,069	$—	$—	$3,069

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. GROUP ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$148,574	$—	$148,574	1.417%
	b	At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
	c	At Fair Value	—	—	10,078,179	10,078,179	96.102%

	d	Total with Adjustment or at Market Value	$1	$148,574	$10,078,179	$10,226,754	97.519%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	37,172	—	—	37,172	0.354%
2	Not Subject to Discretionary Withdrawal		223,090	—	—	223,090	2.127%

3	Total (Gross: Direct and Assumed)		$260,263	$148,574	$10,078,179	$10,487,016	100.000%
4	Reinsurance Ceded		—	—	—	—

5	Total (Net)		$260,263	$148,574	$10,078,179	$10,487,016
6	Amount included in B(1)b above that will move to B(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$—	$—	$—	—%
	b	At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
	c	At Fair Value	—	—	295,058	295,058	23.78%

	d	Total with Adjustment or at Market Value	$—	$—	$295,058	$295,058	23.78%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2	Not Subject to Discretionary Withdrawal		945,713	—	—	945,713	76.22%

3	Total (Gross: Direct and Assumed)		$945,713	$—	$295,058	$1,240,771	100.000%
4	Reinsurance Ceded		3,817	—	—	3,817

5	Total (Net)		$941,896	$—	$295,058	$1,236,954
6	Amount included in C(1)b above that will move to C(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019

A. INDIVIDUAL ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$9,647,895	$269,928	$—	$9,917,823	76.244%
	b	At Book Value Less Current Surrender Charge of 5% or More	946,115	—	—	946,115	7.273%
	c	At Fair Value	—	—	746,664	746,664	5.740%

	d	Total with Adjustment or at Market Value	10,594,010	269,928	746,664	11,610,602	89.257%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,092,112	—	—	1,092,112	8.396%
2	Not Subject to Discretionary Withdrawal		272,214	—	33,079	305,293	2.347%

3	Total (Gross: Direct +Assumed)		11,958,336	269,928	779,743	13,008,007	100.000%
4	Reinsurance Ceded		42,837	—	—	42,837

5	Total (Net)		$11,915,499	$269,928	$779,743	$12,965,170
6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date.		$2,055	$—	$—	$2,055

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. GROUP ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$151,300	$—	$151,300	1.446%
	b	At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
	c	At Fair Value	—	—	10,029,726	10,029,726	95.887%

	d	Total with Adjustment or at Market Value	$1	$151,300	$10,029,726	$10,181,027	97.333%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	39,702	—	—	39,702	0.380%
2	Not Subject to Discretionary Withdrawal		239,236	—	—	239,236	2.287%

3	Total (Gross: Direct +Assumed)		$278,939	$151,300	$10,029,726	$10,459,965	100.000%
4	Reinsurance Ceded		—	—	—	—

5	Total (Net)		$278,939	$151,300	$10,029,726	$10,459,965
6	Amount included in B(1)b above that will move to B(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$—	$—	$—	—%
	b	At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
	c	At Fair Value	—	—	288,617	288,617	30.039%

	d	Total with Adjustment or at Market Value	$—	$—	$288,617	$288,617	30.039%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2	Not Subject to Discretionary Withdrawal		672,205	—	—	672,205	69.961%

3	Total (Gross: Direct +Assumed)		$672,205	$—	$288,617	$960,822	100.000%
4	Reinsurance Ceded		360	—	—	360

5	Total (Net)		$671,845	$—	$288,617	$960,462
6	Amount included in C(1)b above that will move to C(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics for General Account products and Separate Account Nonguaranteed products are shown in the tables below. The Company had no Separate Account with Guarantees products during 2020 or 2019.

December 31, 2020

(In Thousands)	Account Value	Cash Value	Reserve
General Account
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	43,358	43,401	45,336
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	15,069	15,069	15,069
i Variable Universal Life	423,600	428,618	430,637
j Miscellaneous Reserves	738,038	737,251	738,880
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	297
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	7
d Disability—Disabled Lives	XXX	XXX	393
e Miscellaneous Reserves	XXX	XXX	13,414
3 Total (gross: direct + assumed)	1,220,065	1,224,339	1,244,033

4 Reinsurance Ceded	304,016	303,390	327,937

5 Total (net) (3)- (4)	$916,049	$920,949	$916,096

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(In Thousands)	Account Value	Cash Value	Reserve
Separate Account Non Guaranteed
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	48,829	48,829	48,829
i Variable Universal Life	7,729,177	7,729,177	7,726,251
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,778,006	7,778,006	7,775,080

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,778,006	$7,778,006	$7,775,080

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019

(In Thousands)	Account Value	Cash Value	Reserve
General Account
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	45,937	45,989	47,443
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	16,884	16,884	16,884
i Variable Universal Life	406,603	414,076	413,560
j Miscellaneous Reserves	794,871	794,602	796,015
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	282
b Accidental Death Benefits	XXX	XXX	1
c Disability—Active Lives	XXX	XXX	8
d Disability—Disabled Lives	XXX	XXX	467
e Miscellaneous Reserves	XXX	XXX	19,403
3 Total (gross: direct + assumed)	1,264,295	1,271,551	1,294,063

4 Reinsurance Ceded	285,848	287,986	309,869

5 Total (net) (3)- (4)	$978,447	$983,565	$984,194

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(In Thousands)	Account Value	Cash Value	Reserve
Separate Account Non Guaranteed
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	43,974	44,596	44,596
i Variable Universal Life	7,555,852	7,555,852	7,551,874
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,599,826	7,600,448	7,596,470

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,599,826	$7,600,448	$7,596,470

13.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $22,324.5 million and $20,832.3 million as of December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, the Company’s Separate Account statements included legally insulated assets of $21,864.3 million and $20,321.9 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2020 were attributed to the following products (in thousands):

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$10,707,717	$—	$10,707,717
Variable Annuity	11,156,619	—	11,156,619
MVA Annuity	—	460,168	460,168

Total	$21,864,336	$460,168	$22,324,504

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $173.4 million, $171.8 million, and $179.3 million were received by the General Account from the Separate Accounts during the years ended December 31, 2020, 2019 and 2018, respectively.

For the years ended December 31, 2020, 2019 and 2018, the Company’s General Account paid $57.1 million, $69.8 million, and $62.9 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	2020 Total
Premiums, Considerations or Deposits	$26,483	$152,869	$179,352
Reserves:
For Accounts with Assets at:
Fair Value	153,899	18,924,483	19,078,382
Amortized Cost	244,480	—	244,480

Total Reserves	$398,379	$18,924,483	$19,322,862

By Withdrawal Characteristics:
With Market Value Adjustment	$398,379	$—	$398,379
At Fair Value	—	18,888,610	18,888,610

Subtotal	398,379	18,888,610	19,286,989
Not Subject to Discretionary Withdrawal	—	35,873	35,873

Total	$398,379	$18,924,483	$19,322,862

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	2019 Total
Premiums, Considerations or Deposits	$26,357	$190,962	$217,319
Reserves:
For Accounts with Assets at:
Fair Value	156,589	18,694,557	18,851,146
Amortized Cost	264,640	—	264,640

Total Reserves	$421,229	$18,694,557	$19,115,786

By Withdrawal Characteristics:
With Market Value Adjustment	$421,229	$—	$421,229
At Fair Value	—	18,661,478	18,661,478

Subtotal	421,229	18,661,478	19,082,707
Not Subject to Discretionary Withdrawal	—	33,079	33,079

Total	$421,229	$18,694,557	$19,115,786

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Transfers to Separate Accounts	$179,352	$217,318	$198,215
Transfers (from) Separate Accounts	(1,309,707)	(1,831,011)	(2,468,733)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(1,130,355)	$(1,613,693)	$(2,270,518)

14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2020 as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$42,415	$192,106	$—	$234,521
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	836	—	836
Industrial and Miscellaneous	—	5,166	—	—	5,166
Derivative Assets (d)
Interest Rate Contracts	485,343	205,576	—	—	690,919
Equity Contracts	1,669	—	—	—	1,669
Foreign Exchange Contracts	909	—	7	—	916
Separate Accounts Assets (c) (e)	13,929,985	6,779,443	277,603	186,782	21,173,813

Total Assets at Fair Value	$14,417,906	$7,032,600	$470,552	$186,782	$22,107,840

Liabilities at Fair Value:
Derivative Liabilities (d)
Interest Rate Contracts	$(218,463)	$—	$—	$—	$(218,463)
Equity Contracts	(6,654)	—	—	—	(6,654)
Foreign Exchange Contracts	(305)	—	(3,455)	—	(3,760)

Total Liabilities at Fair Value	$(225,422)	$—	$(3,455)	$—	$(228,877)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2019 as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,654	$166,214	$—	$167,868
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	862	—	862
Derivative Assets (d)
Interest Rate Contracts	229,582	94,771	—	—	324,353
Equity Contracts	779	—	—	—	779
Foreign Exchange Contracts	—	982	—	—	982
Separate Accounts Assets (c) (e)	12,672,123	6,338,379	274,378	181,390	19,466,270

Total Assets at Fair Value	$12,902,484	$6,435,787	$441,454	$181,390	$19,961,115

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$—	$—	$—	$—
Derivative Liabilities (d)
Interest Rate Contracts	(104,066)	—	—	—	(104,066)
Equity Contracts	(1,767)	—	—	—	(1,767)
Foreign Exchange Contracts	(1,414)	—	—	—	(1,414)

Total Liabilities at Fair Value	$(107,247)	$—	$—	$—	$(107,247)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $852.2 million and $948.2 million of investment income and receivables due at December 31, 2020 and 2019, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $186.8 million and $181.4 million at December 31, 2020 and 2019 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2020 or 2019, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2020 and December 31, 2019.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2020:

(In Thousands)	Beginning Balance at 01/01/2020	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020
Assets:
Common Stock Unaffiliated	$166,214	$4,927	$(40,264)	$173	$(12,775)	$106,601	$—	$(32,770)	$—	$192,106
Bonds—Unaffiliated:
Asset-backed Securities	862	—	—	—	(26)	—	—	—	—	836
Residential Mortgage-backed Securities	—	—	—	—	—	—	—	—	—	—
Commercial Mortgage-backed Securities	—	—	—	—	—	—	—	—	—	—
Industrial and Miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative Assets	—	—	—	4	7	—	—	—	(4)	7
Separate Accounts Assets	274,378	3,598	(27,494)	180	(388)	48,549	—	(629)	(20,591)	$277,603

Total Assets	$441,454	$8,525	$(67,758)	$357	$(13,182)	$155,150	$—	$(33,399)	$(20,595)	$470,552

Liabilities:
FX Contracts	—	—	—	(7,708)	(3,455)	—	—	—	7,708	$(3,455)

Total Liabilities	$—	$—	$—	$(7,708)	$(3,455)	$—	$—	$—	$7,708	$(3,455)

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2019:

(In Thousands)	Beginning Balance at 01/01/2019	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2019
Assets:
Common Stock Unaffiliated	$168,640	$—	$(19,948)	$3,601	$15,451	$101,376	$—	$(72,445)	$(30,461)	$166,214
Bonds—Unaffiliated:
Asset-backed Securities	1,068	—	—	—	(206)	—	—	—	—	862
Separate Accounts Assets	323,517	951	(261,568)	(127)	14,380	377,709	—	(145,390)	(35,094)	274,378

Total Assets	$493,225	$951	$(281,516)	$3,474	$29,625	$479,085	$—	$(217,835)	$(65,555)	$441,454

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2020:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$836	20	20
Common Stocks	Matrix Pricing	Spreads	192,106	0-1000	89
Separate Accounts Assets	Matrix Pricing	Spreads	4,856	83-109	101
	Market Pricing	Spreads	262,488	1-100	99
	Matrix Pricing	Quoted Prices	9,341	46-114	103
	Market Pricing	Quoted Prices	839	99	101

Total Assets			$470,466

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2019:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$862	21	21
Common Stocks	Market Pricing	Spreads	166,214	1-249	60
Separate Accounts assets	Market Pricing	Spreads	18,123	46-112	103
	Matrix Pricing	Spreads	1,014	101	101
	Market Pricing	Quoted Prices	232,897	1-100	94
	Market Pricing	Quoted Prices	21,808	100-101	100

Total assets			$440,918

There were no significant changes made in valuation techniques during 2020 and 2019.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,401,303	$1,401,303	$449,810	$951,493	$—	$—	$—
Bonds	13,197,036	12,808,660	393,781	12,227,149	576,106	—	—
Preferred Stocks	948,642	939,125	—	573,851	374,791	—	—
Common Stocks	234,521	234,521	—	42,415	192,106	—	—
Mortgages Loans on Real Estate	456,610	456,382	—	—	456,610	—	—
Derivatives – Options and Swaptions	24	24	—	24	—	—	—
Derivatives – Swaps and Forwards	666,983	700,048	461,424	205,552	7	—	—
Derivatives—Futures	2,665	2,665	2,665	—	—	—	—
Contract Loans	514,677	392,136	—	—	514,677	—	—
Other Invested Assets (a)	528,871	527,172	—	17,450	460,639	50,782	—
Separate Account Assets	21,502,031	21,471,400	13,935,135	7,091,062	289,052	186,782	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(1,083,122)	(941,896)	—	—	(1,083,122)	—	—
Derivatives – Swaps and Forwards	(244,138)	(231,101)	(218,462)	(22,221)	(3,455)	—	—
Derivatives—Futures	(6,960)	(6,960)	(6,960)	—	—	—	—
Separate Account Liabilities	(295,058)	(295,058)	—	—	(295,058)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2019:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	1,480,738	$1,480,742	$744,699	$736,039	$—	$—	$—
Bonds	11,054,022	10,918,153	517,928	10,020,471	515,623	—	—
Preferred Stocks	774,903	769,767	—	394,415	380,488	—	—
Common Stocks	167,867	167,867	—	1,654	166,213	—	—
Mortgages Loans on Real Estate	612,899	606,383	—	—	612,899	—	—
Derivatives – Options and Swaptions	55	55	—	55	—		—
Derivatives – Swaps and Forwards	315,265	334,861	219,567	95,698	—	—	—
Derivatives—Futures	785	785	785	—	—	—	—
Contract Loans	470,431	400,939	—	—	470,431	—	—
Other Invested Assets(*)	542,208	544,323	—	7,028	474,967	60,213	—
Separate Account Assets	19,899,455	19,884,097	12,737,725	6,689,797	290,543	181,390	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(736,725)	(671,845)	—	—	(736,725)	—	—
Derivatives – Swaps and Forwards	(122,497)	(114,761)	(104,065)	(18,432)	—	—	—
Derivatives—Futures	(3,181)	(3,181)	(3,181)	—	—	—	—
Separate Account Liabilities	(288,617)	(288,617)	—	—	(288,617)	—	—

(*)—Other invested assets include assets with a fair value of $50.8 million and $60.2 million at December 31, 2020 and 2019, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2020 and 2019, there were $142.3 million and $128.0 million of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment lease trusts approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 13. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

15.	FEDERAL INCOME TAXES

The application of SSAP No.101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2020 and December 31, 2019.

The components of the Company’s DTAs and DTLs as of December 31, 2020 and December 31, 2019 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$158,632	$59,077	$217,709	$162,404	$55,354	$217,758	$(3,772)	$3,723	$(49)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	158,632	59,077	217,709	162,404	55,354	217,758	(3,772)	3,723	(49)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	158,632	59,077	217,709	162,404	55,354	217,758	(3,772)	3,723	(49)
Deferred Tax Liabilities	152,161	33,551	185,712	112,773	25,516	138,289	39,388	8,035	47,423

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$6,471	$25,526	$31,997	$49,631	$29,838	$79,469	$(43,160)	$(4,312)	$(47,472)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	58,689	54,632	113,321	57,163	30,719	87,882	1,526	23,913	25,439
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	58,689	54,632	113,321	57,163	30,719	87,882	1,526	23,913	25,439
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	234,967	XXX	XXX	225,506	XXX	XXX	9,461
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	99,943	4,445	119,784	105,241	24,636	129,877	(5,298)	(20,191)	(25,489)
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total ((a) + (b) + (c))	$158,632	59,077	$217,709	$162,404	55,355	$217,759	$(3,772)	3,722	$(50)

	2020	2019
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	886%	994%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,566,449	$1,503,375

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2020		December 31, 2019		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$158,632	$59,077	$162,404	55,354	$(3,772)	$3,723
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$158,632	$59,077	$162,404	55,354	$(3,772)	$3,723
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2020	December 31, 2019	December 31, 2018
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(11,980)	$(21,279)	$(3,553)
Federal Income Tax Expense on Net Capital Gains	186	10,362	—

Current Income Tax (Benefit) Expense	$(11,794)	$(10,917)	$(3,553)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The main components of the Company’s DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2020	December 31, 2019	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$78,341	$89,538	$(11,197)
Investments	2,390	2,389	1
Deferred Acquisition Costs	30,286	28,246	2,040
Fixed assets	965	1,018	(53)
Compensation and benefits accrual	1,595	1,581	14
Receivables-nonadmitted	4,513	4,172	341
Net Operating Loss carry-forward	5,113	—	5,113
Tax credit carry-forward	33,358	33,288	70
Other (Including Items <5% of Total Ordinary Tax Assets)	2,071	2,172	(101)

Total Ordinary Deferred Tax Assets	$158,632	$162,404	$(3,772)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$158,632	$162,404	$(3,772)
Capital
Investments	59,077	55,354	3,723
Net Capital Loss carry-forward	—	—	—

Subtotal	59,077	55,354	3,723
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	59,077	55,354	3,723

Admitted Deferred Tax Assets	$217,709	$217,758	$(49)

Deferred Tax Liabilities:
Ordinary
Investments	$119,092	$61,445	$57,647
Policyholder Reserves	33,069	51,328	(18,259)

Subtotal	$152,161	$112,773	$39,388
Capital
Investments	33,551	25,516	8,035

Subtotal	33,551	25,516	8,035

Deferred Tax Liabilities	$185,712	$138,289	$47,423

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$31,997	$79,469	$(47,472)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2020	December 31, 2019	Change
Total Deferred Tax Assets	$217,709	$217,759	$(50)
Total Deferred Tax Liabilities	185,712	138,290	47,422

Net Deferred Tax Assets / Deferred Tax Liabilities	$31,997	$79,469	$(47,472)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$31,997	$79,469	$(47,472)
Tax Effect of Unrealized (Gains)/Losses			7,543

Change in Net Deferred Income Tax			$(55,015)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2020, 2019 and 2018 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			December 31, 2018
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$205,678	$43,192	20.9%	$244,594	$51,365	17.5%	$205,802	$43,218	41.5%
Pre-tax Capital Gains—Pre IMR	884	186	0.1%	49,342	10,362	3.5%	(101,765)	(21,370)	(20.5)%
Investment Related		(12,547)	(6.1)%		—	—%		—	—%
Dividends Received Deduction		—	—%		(3,970)	(1.4)%		(16,026)	(15.4)%
Exhibit 5a adjustment		—	—%		(1,352)	(0.5)%		—	—%
Non-deductible Expenses		—	—%		—	—%		60	0.1%
Reversal of IMR		—	—%		(1,670)	(0.6)%		(3,179)	(3.1)%
Change in Non-admitted assets		(229)	(0.1)%		(10,236)	(3.5)%		(2,576)	(2.5)%
Prior Year Over/Under Accrual		—	—%		(492)	(0.2)%		2,083	2.0%
Tax Credit Adjustment		658	0.3%		(15,369)	(5.2)%		—	—%
Tax Differences in Wholly Owned Subsidiaries		11,952	5.8%		16,694	5.7%		(32,785)	(31.5)%
Other		9	—%		93	0.2%		5	—%

Total Statutory Income Taxes		$43,221	20.9%		$45,425	15.5%		$(30,570)	(29.4)%

Federal Income Taxes Incurred		$(11,794)	(5.7)%		$(10,917)	(3.7)%		$(3,553)	(3.4)%
Change in Net Deferred Income Taxes		55,015	26.6%		56,342	19.2%		(27,017)	(26.0)%

Total Statutory Income Taxes		$43,221	20.9%		$45,425	15.5%		$(30,570)	(29.4)%

At December 31, 2020, the Company had $24.3 million of net operating loss carry forwards which will not expire and no capital loss carry forwards. The Company also had $18.8 million of foreign tax credit carry forwards which will begin to expire, if not utilized, in 2021 and $14.6 million of general business credit carry forwards which will begin to expire, if not utilized, in 2029.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

As of December 31, 2020, the Company capital income tax expense in the preceding years that will be available for recoupment in the event of future losses as follows:

(In Thousands) Year	Capital
2020	$186
2019	$10,362
2018	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2017 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2020 and 2019. As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2020 and 2019. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2020, 2019 and 2018. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2020.

The following companies are included in the consolidated return filing:

–	Delaware Life Insurance Company
–	Delaware Life Insurance Company of New York
–	DL Reinsurance Company
–	Clarendon Insurance Agency, Inc.
–	Clear Spring Health Insurance Company
–	Clear Spring Health Resources, Inc.
–	Clear Spring Health (IL), Inc.
–	Delaware Life Reinsurance (U.S.) Corp.
–	Clear Spring Health (CO), Inc.
–	Eon Health, Inc (GA)
–	Eon Health, Inc. (SC)
–	Community Care Alliance of Illinois, Inc.
–	Clear Spring Health (VA), Inc.
–	Clear Spring Health of Illinois, Inc.
–	Lackawanna Casualty Company
–	Lackawanna American Insurance Company
–	Lackawanna National Insurance Company

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

A written tax allocation agreement has been approved by, or is pending approval from, the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

16. CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2020, April 2019 and April 2018, the Company paid an ordinary dividend of $65.0 million, $200.0 million, and $157.4 million, respectively, to the Parent. The Parent paid $100.0 million to the Company in February 2020 in the form of a capital contribution that the Company accrued in December 2019 in accordance with SSAP 72. The Parent also contributed $7.5 million of cash to the Company in December 2020 and contributed $16.9 million in 2019 in the form of an other invested asset.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $802.6 million and $560.0 million at December 31, 2020 and 2019, respectively.

Surplus Notes

As of December 31, 2020 and 2019, the Company had $557.5 million and $565.0 million, respectively, of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2020 and 2019 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2020, the Noteholders were as follows: Group 1001, LLC, a related party; Estate of Jeffrey S. Lange; Midland National Life Insurance Company; North American Company for Life and Health Insurance; and Security Benefit Life Insurance Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2020 and 2019:

2020 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$250,000	$21,563	$497,974	11/06/27
12/15/95	6.150%	150,000	150,000	9,225	236,960	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	277,198	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,317	12/15/27
12/15/95	7.626%	7,500	—	572	12,439	—

XXX	XXX	$565,000	$557,500	$43,260	$1,035,888	XXX

2019 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$250,000	$21,563	$476,411	11/06/27
12/15/95	6.150%	150,000	150,000	9,225	$227,735	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	$265,759	12/15/32
12/15/95	6.150%	7,500	7,500	461	$10,856	12/15/27
12/15/95	7.626%	7,500	7,500	572	$11,867	12/15/32

XXX	XXX	$565,000	$565,000	$43,260	$992,628	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders.    After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

As discussed in Note 2, with approval by the Department, the Company paid down the outstanding principal and accrued interest on a surplus note previously held by GLAC on December 31, 2020.

The Company incurred $43.3 million of interest on the surplus notes in each of the years ended December 31, 2020, 2019 and 2018. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $4.2 million and $4.3 million at December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2020 and 2019.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $142.3 million and $128.0 million and for future fixed income fundings of $1,335.4 million and $1,134.9 million as of December 31, 2020, and 2019, respectively. The Company also had $87.2 million and $91.6 million of outstanding mortgage loan commitments on real estate as of December 31, 2020 and December 31, 2019, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.0 million and $3.1 million for guaranty fund assessments as of December 31, 2020 and 2019, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2020 and 2019, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of the sellers and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to the seller’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2020 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Non Admitted Restricted	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.06%	0.06%
Subject to Reverse Repurchase Agreements	616,220	—	—	—	616,220	340,789	275,431	—	616,220	1.47%	1.48%
FHLB Capital Stock	47,853	—	—	—	47,853	30,690	17,163	—	47,853	0.11%	0.11%
On Deposit with States	5,195	—	—	—	5,195	5,214	(19)	—	5,195	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	910,853	—	—	—	910,853	610,287	300,566	—	910,853	2.18%	2.18%
Pledged as collateral not captured (including assets backing funding agreements)	24,388	—	—	—	24,388	49,990	(25,602)	—	24,388	0.06%	0.06%
Other Restricted Assets	1,616	—	—	—	1,616	2,827	(1,211)	—	1,616	—%	—%

Total Restricted Assets	$1,631,125	$—	$—	$—	$1,631,125	$1,064,797	$566,328	$—	$1,631,125	3.89%	3.90%

The following were assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	24,388	—	—	—	24,388	49,990	(25,602)	24,388	0.06%	0.06%

Total	$24,388	$—	$—	$—	$24,388	$49,990	$(25,602)	$24,388	0.06%	0.06%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	1,616	—	—	—	1,616	2,827	(1,211)	1,616	—%	—%

Total	$1,616	$—	$—	$—	$1,616	$2,827	$(1,211)	$1,616	—%	—%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2020, 2019 and 2018 were $2.3 million, $2.4 million, and $2.4 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office that expires on December 31, 2024. Rental expenses for 2020, 2019 and 2018 were $0.2 million each year under this lease. In November 2020, the Company delivered a termination notice to the landlord. It is expected that the space will be vacated by December 31, 2021. In December 2020, termination fees of $0.2 million were expensed.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2020, 2019 and 2018 were $0.4 million under this sublease each year.

Effective January 1, 2020, the Company entered into a lease agreement with an affiliate for a Zionsville, Indiana office for which rental payments will commence on January 1, 2021.

The Company did not renew its sublease agreement for a Chicago, Illinois office, originally effective February 26, 2016 with an original expiration date July 29, 2018, that was twice amended resulting in expiration as of September 30, 2020. Rental expenses for 2020, 2019 and 2018 were $0.3 million under this sublease. A portion of these rental expenses were reimbursed by CSP&C.

Effective December 20, 2018, the Company entered into a lease agreement for a Park Ridge, Illinois office that expires on May 31, 2025. Rental expense for 2020 and 2019 were $0.2 million and $0.1 million, respectively. Rental expense for 2018 was $0 due to the abatement of the first five months of rent. Effective January 2020, the Company entered into a lease agreement for additional space in this Park Ridge office that expires on May 31, 2025. Rental expenses for 2020 were $0.1 million. Effective August 3, 2020, the Company entered into a lease agreement for additional space in this Park Ridge office that expires on May 31, 2025. The commencement date for these rental payments was December 1, 2020. Rental expense for 2020 was $0 due to the abatement of the first two months of rent. The rental expenses for all three leases are reimbursed by CSHMS under the services agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Park Ridge, Illinois office that expired on November 30, 2019. The term was extended on a month-to-month basis after November 30, 2019 and the agreement was terminated in January 2020. Rental expenses for 2020 and 2019 were $12 thousand and $0.2 million, respectively. These rental expenses were reimbursed by CSHMS under the services agreement.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional four months with a monthly rental expense of approximately $18.8 thousand. Effective April 1, 2019, the Company renewed the lease for an additional 12 months with a monthly rental expense of approximately $17.9 thousand. Effective September 1, 2019, the Company assigned the lease to an affiliate, Gainbridge Insurance Agency, LLC.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense was approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. Rental payments commenced once the Company took possession of the space which was on March 6, 2019. The first three months of rent in 2019 were abated. Rental expense for 2020 and 2019 were $0.2 million and $0.1 million, respectively. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019 the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by CSHMS.

Effective December 20, 2019 the Company entered into a lease agreement for an office in Columbia, South Carolina which expired on December 31, 2020. Effective December 2020, the Company renewed the lease with an expiration date of December 31, 2021. Rental expense for 2020 was $5.2 thousand. These rental expenses are reimbursed by CSHMS.

At December 31, 2020, future minimum aggregate rental commitments were as follows (in thousands):

Year Ending December 31,	Operating Leases
2021	$4,714
2022	4,644
2023	3,286
2024	2,510
2025	2,318
Thereafter	$19,436

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

18.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. The Facility terminated on December 12, 2019. Borrowings under the Facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility had a 270 days rolling margin commitment. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019 and 2018 were approximately $0.9 million each year.

19.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its estimated maximum borrowing capacity with the FHLB as $894.6 million as of December 31, 2020. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

In March 2020, the FHLB issued the Company $438.0 million of short-term advances with fixed and variable interest rates ranging from 0.5% to 1.76%. $118.0 million of these advances was converted into a funding agreement on March 30, 2020. As of December 31, 2020, all short-term advances have been paid in full. Total interest on borrowed funds incurred during 2020 and 2019 was $362.0 thousand and $146.9 thousand. There were no short-term advances in 2018.

As noted in Note 2, the FHLB issued a LOC to the Company on behalf of an unrelated party effective September 30, 2019, with an initial expiration date of August 15, 2020 and an automatic one year renewal through August 15, 2025. The LOC had an initial maximum credit amount of $12.0 million that had been reduced to $8.0 million as of December 31, 2020. Collateral related to the LOC is included in the disclosures below. As of December 31, 2020 and December 31, 2019, there were no amounts outstanding under the LOC.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

FHLB Capital Stock

Aggregate Totals (in thousands):

		General	Separate
As of December 30, 2020	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	9,010	9,010	—
Activity Stock	30,185	30,185	—
Excess Stock	8,658	8,658	—

Aggregate Total	$47,853	$47,853	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$894,612	XXX	XXX

As of December 30, 2019
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,949	2,949	—
Activity Stock	23,016	23,016	—
Excess Stock	4,725	4,725	—

Aggregate Total	$30,690	$30,690	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$747,256	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption (in thousands):
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$9,010	$9,010	$—	$—	$—	$—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date (in thousands):

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$1,008,132	$961,867	$863,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral pledged	$1,008,132	$961,867	$863,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$868,893	$849,372	$565,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Maximum Amount Pledged During Reporting Period (in thousands):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$1,379,998	$1,344,719	$933,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$1,379,998	$1,344,719	$933,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,014,332	$988,116	$565,000

Borrowing from FHLB

Amount as of Reporting Date (in thousands):

As of December 30, 2020	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	863,000	863,000	—	776,716
Other	—	—	—	XXX

Aggregate Total	$863,000	$863,000	$—	$776,716

As of December 30, 2019
Debt	$—	$—	$—	XXX
Funding Agreements	565,000	565,000	—	508,480
Other	—	—	—	XXX

Aggregate Total	$565,000	$565,000	$—	$508,480

Maximum Amount during Reporting Period (Current Year, in thousands):

	Total	General Account	Separate Accounts
Debt	$320,000	$320,000	$—
Funding Agreements	863,000	863,000	—
Other	—	—	—

Aggregate Total	$1,183,000	$1,183,000	$—

FHLB—Prepayment Obligations	Does the Company have prepayment Obligations under the following arrangements? (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

20.	Health Business

Beginning in 2019, the Company issued Medicare Advantage products in the states of Colorado, North Carolina, and Virginia, resulting in approximately $1.4 million and $0.5 million of premium written in 2020 and 2019, respectively. There was no premium written in 2018.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for the Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $59.7 thousand and $28.5 thousand for the years ended December 31, 2020 and 2019, respectively, representing 4.3% and 6.0% of total direct health premiums written for each year, respectively.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the contract. The Company’s Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company’s direct health premiums written are subject to this redetermination feature.

The Company’s actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2020, 2019 or 2018 subject to the risk-sharing provisions of the Affordable Care Act (“ACA”).

Change in Incurred Losses and Loss Adjustment Expenses

Changes in estimates related to the prior year incurred claims are included in total hospital and medical expenses in the current year in the Statements of Operations. There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses. The Company did not write any health insurance business prior to 2019 and therefore had no prior year development.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following tables disclose paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the years ended December 31, 2020 and 2019 (in thousands).

2020	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$131	131
Paid claims – net of health care receivable	832	19	851
End of year claim reserve	146	—	146
Incurred claims excluding the change in health care receivable	978	(112)	866
Beginning of year health care receivable	—	20	20
End of year health care receivable	19	—	19

Total incurred claims	$959	$(92)	$867

2019	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$—	$—
Paid claims – net of health care receivable	555	—	555
End of year claim reserve	131	—	131
Incurred claims excluding the change in health care receivable	686	—	686
Beginning of year health care receivable	—	—	—
End of year health care receivable	20	—	20

Total incurred claims	$666	$—	$666

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The payable for claims unpaid, the applicable portion of aggregate health claim reserves, net of health care receivables as of December 31, 2019, was $111.0 thousand. As of December 31, 2020, $18.8 thousand has been paid, net of health care receivables, for incurred claims attributable to insured events of prior years. Reserves remaining for prior years, net of health care receivables, as of December 31, 2020 were $3, as a result of re-estimation of unpaid claims. Therefore, there has been $92.3 thousand favorable development on prior years during 2020. Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company incurred claims adjustment expenses (“CAE”) of $24.6 thousand and $65.4 thousand for the years ended December 31, 2020 and 2019, respectively. The following table discloses paid CAE, incurred CAE, and the balance in the unpaid CAE reserve for the years ended December 31, 2020 and 2019:

	12/31/2020	12/31/2019
Total claims adjustments expenses	$24,560	$65,372
Less current year unpaid claims adjustment expenses	6,274	—

Total claims adjustment expenses paid	$18,286	$65,372

Health Care Receivables

Pharmacy rebate receivables are recorded when reasonably estimated or billed by the pharmaceutical benefit manager (“PBM”) in accordance with pharmaceutical rebate contract provisions. Estimated pharmacy rebates are based on utilization information.

The Company periodically evaluates admissibility of all pharmacy rebates receivable for consistency with the admissibility criteria of SSAP No. 84, Certain Health Care Receivables and Receivables under Government Insured Plans. At December 31, 2020 and 2019, the Company had no non-admitted pharmacy rebate receivables.

The pharmacy rebate transaction history is summarized as follows (in thousands):

Quarter	Estimated Pharmacy Rebates	Pharmacy Rebates as Billed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days of Billing
12/31/2020	$20	$20	$12	$—	$—
9/30/2020	17	17	15	—	—
6/30/2020	16	16	14	—	—
3/31/2020	18	18	10	—	—
12/31/2019	9	9	9	—	—
9/30/2019	6	6	6	—	—
6/30/2019	4	4	4	—	—
3/31/2019	2	2	2	—	—

The Company had no risk sharing receivables as of December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Premium Deficiency Reserves

The following table discloses information regarding premium deficiency reserves as of December 31, 2020 and 2019 (in thousands):

	12/31/20	12/31/2019
Liability carried for premium deficiency reserves	$337	$679
Date of the most recent evaluation of this liability	2/16/2021	2/18/2020
Was anticipated investment income utilized in the calculation?	Yes [ ] No [ X ]	Yes [ ] No [ X ]

21.	SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2021 to April 28, 2021, the date the financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2020 having a material effect on the financial statements.

Type II - Recognized Subsequent Events:

The Company converted its $35.0 million demand promissory note with DLIH 2016-1 dated March 25, 2020 into a $100.0 million bilateral intercompany reciprocal loan agreement in March 2021, with interest at Libor + 1.15% to be paid quarterly. In April 2021, the Company borrowed $80.0 million under the facility.

In April 2021, the Company paid an ordinary dividend of $200.0 million to the Parent.